UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville St., Suite 500

Raleigh, NC 27601

(Address of principal executive offices) (Zip code)

James T. Gillespie, President
Sterling Capital Funds
434 Fayetteville St., Suite 500
Raleigh, NC 27601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

PULSUS UT LIBERA

STERLING CAPITAL FUNDS

ANNUAL REPORT

SEPTEMBER 30, 2022

Sterling Capital Funds

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months from October 1, 2021, to September 30, 2022.

Equity markets posted negative returns over the 12-month period under review. Stocks peaked in November 2021 after a robust year, and then declined throughout the balance of the period. A few brief market upswings were not enough to reverse the trend, and markets ended the period with double-digit declines across all cap sizes in both domestic and international markets. The theme for the period was high inflation. Efforts by central banks, particularly the Federal Reserve (the Fed), to bring rising prices back under control was one of the main factors driving both stock and bond prices lower.

During the fourth quarter of 2021, equity markets generally posted strong returns despite historically high inflation in the U.S. and tighter Fed policy. U.S. equities outperformed international equities, while large cap stocks generally outperformed their small cap counterparts. Markets began to slide near the end of the year as concerns grew over whether the Fed’s policies could bring inflation under control while still avoiding a recession. Interest rates in the fourth quarter were flat, with the 10-year Treasury yield beginning and ending the quarter at 1.52%. However, the credit spread between corporate bonds and Treasuries widened over the course of the final three months of 2021 as bond markets adjusted to the Fed’s more aggressive tone.

The New Year brought fresh concerns about the economy and a new round of market selloffs. Every major segment of the global equity markets we monitor ended the first quarter of 2022 in negative territory as market volatility, fears of persistent high levels of inflation, and a major geopolitical crisis in the form of the Russia/Ukraine conflict weighed on investor confidence. These concerns persisted throughout the second and third quarters of 2022 as investors largely lost their appetite for risk amid persistent inflation and steep rate hikes by the Fed.

The Fed raised the federal funds rate—a key short-term interest rate—by 75 basis points in June, which represented the largest rate increase in more than 28 years. It was a larger increase than the financial markets had anticipated. The tone of the Fed’s comments left investors optimistic that a soft economic landing was still possible, however, and so investors regained some of their appetite for risk. Equity markets rebounded strongly, even weathering a second 75-basis point hike in July. But a speech by Fed Chair Jerome Powell on August 25 indicated the Fed expected it would take more time to get inflation back under control and that there would be “some pain to households and businesses” in the meantime. The hawkish tone pushed equity markets lower, and a higher-than-expected inflation reading in mid-September helped maintain the downward pressure through the end of the period. The Fed elected to raise short-term interest rates by another 75 basis points at the end of September—the third major rate increase in four months. The first three quarters of 2022 saw negative declines in both stocks and bonds, leaving investors with few good options for how to weather the uncertainty.

Once again, large cap stocks generally outperformed small caps for the first three quarters of 2022, while domestic equity markets were only slightly stronger than international markets over the same time frame. The S&P 500®1 was down 23.9% year-to-date (YTD) through September 30, while the MSCI2 EAFE Large Cap Index declined 27.1%. Among small cap stocks, the Russell 2000®3 fell 25.1%, compared to a 32.1% drop in the MSCI EAFE Small Cap Index. Emerging markets continued to struggle, and the MSCI Emerging Markets Index lost 27.0% over the same timeframe.

Bond yields during the first quarter of 2022 reflected the evolving views on higher inflation. The yield curve briefly inverted for the first time since 2019 but ended the quarter nearly flat. Upward pressure on bond yields continued throughout the second and third quarters of 2022, however, pushing the yield curve solidly into inverted territory. Yields on 10-year Treasuries ended the period at 3.8% (up from 1.52% at the start of 2022) while yields on two-year Treasuries ended the period at 4.2% (up from 0.73% at the start of 2022). The surge in interest rates negatively affected bond returns, and the Bloomberg4 U.S. Aggregate Bond Index was down 14.6% YTD through September 30.

Domestic macro-economic data told a story of strong economic growth gradually giving way in the face of major economic headwinds—most notably inflation, which reached an annualized rate of 8.5% in March 2022 and remained a stubbornly high 8.2% by September 2022. Gross Domestic Product (GDP) increased at an annualized rate of 6.9% in the final quarter of 2021, only to shift to a decline of 1.6% on an annual basis for the first quarter of 2022, followed by a decline of 0.6% for the second quarter. Despite successive quarters of negative GDP growth, other areas of the economy indicated continued strength, including the employment picture. The monthly unemployment rate continued to reflect strong economic fundamentals, declining from 4.6% in October 2021 to 3.6% in March 2022, after which it remained mostly level, ending at 3.5% in September 2022.

The S&P 500 fell 15.47% (total return) during the 12 months under review. Small-cap stocks fared far worse than their large cap counterparts over the same period, with the Russell 2000 losing 23.50% (total return). International markets also declined sharply, with the MSCI EAFE Index down 25.13% (net return) and the MSCI Emerging Markets Index losing 27.80% (net return) for the 12-month period.

The Energy sector posted the strongest returns among U.S. stocks, even though the sector declined for the period. The bulk of that outperformance came in the first quarter of 2022, with Energy stocks gaining 39.0% compared to a 4.6% decline for the S&P 500. The quarterly gain was driven by rising demand for energy as economic activity resumed post pandemic, and by the spike in oil prices triggered by the Russia/Ukraine conflict. Energy remained within the top three performing sectors across the rest of the period. By comparison, the Communications Services sector strongly underperformed the broader markets, remaining one of the bottom two performing sectors with double-digit declines in each of the final three quarters of the period.

We will continue to monitor the evolving economic and market climate and will manage the Sterling Capital Funds accordingly. Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead.

If you have any questions, please call us at 1-800-228-1872.

Sincerely,

James T. Gillespie

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director

Sterling Capital Management LLC

[1]	“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	The MSCI Inc. is an American financial company headquartered in New York, NY, and serves as a global provider of equity and other market indices. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[3]	The “Russell 2000®” is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

[4]	“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is not possible to invest in the Bloomberg U.S. Aggregate Bond Index, which is unmanaged and does not incur fees and charges.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Truist Financial Corporation or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Truist Financial Corporation or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral Large Cap Value Equity Fund since August 2013. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral Large Cap Value Equity Fund since August 2013. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. Equities struggled during the period under review, including U.S. large-cap stocks. March 2022 saw the first of a series of short-term interest rate hikes by the Federal Reserve (Fed), in response to persistently high inflation. The Fed’s actions pushed long-term interest rates to their highest levels in 20 years, raising concerns among investors about an economic slowdown and the potential for a recession. Investors responded to the Feds moves by adopting a risk-off attitude, which led to significant volatility in equity markets. Within this context, large-cap value equities outperformed their growth counterparts for the period, marking two consecutive years of outperformance. The Fund’s absolute returns benefited from its strong exposure to value-oriented stocks.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear, and ego.

The Fund’s positive performance relative to its benchmark was primarily driven by a higher exposure to value compared to its benchmark. This focus on value beyond that of the value-based benchmark is a feature of its behavioral finance-based strategy. The Fund’s momentum strategy also boosted relative returns.

Stock selection within Financials were the primary detractor from the Fund’s relative returns. Diversified financials, in particular, harmed the Fund’s return relative to its benchmark.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell 1000® Value Index measures the performance of value style of investing in Large Cap U.S. stocks. The Russell 1000® Value Index contains those Russell 1000 securities with less-than-average growth orientation. Securities in the Russell 1000® Value Index generally have lower price-to-book and price-to-earnings ratios than those in the Russell 2000® Growth Index.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-15.02%	2.84%	7.09%
Class C Shares**	2/1/01	-10.50%	3.30%	6.94%
Institutional Shares	10/9/92	-9.62%	4.32%	7.99%
Class R6 Shares	2/1/18[1]	-9.48%	4.39%	8.03%
Russell 1000® Value Index	N/A	-11.36%	5.29%	9.17%
Bloomberg U.S. 1000 Value	N/A	-8.23%	5.95%	9.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US 1000 Value Index provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Mid Value Fund

Portfolio Managers

Sterling Capital Mid Value Fund (the “Fund”) is managed by Portfolio Managers Patrick W. Rau, CFA, Managing Director, William C. Smith, CFA, Executive Director and Lee D. Houser, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Patrick W. Rau, CFA

Patrick W. Rau, CFA, Managing Director, joined Sterling Capital Management in 2001 and has investment experience since 1993. Patrick has been co-portfolio manager of Mid Value Fund since August 2021. Patrick received his A.B. in Political Science from Duke University and his MBA from Vanderbilt University. He holds the Chartered Financial Analyst designation.

William C. Smith, CFA

William C. Smith, CFA, Executive Director, joined Sterling Capital Management in 2015 and has investment experience since 2002. Will has been co-portfolio manager of the Mid Value Fund since August 2021 and served as associate portfolio manager of the Fund from February 2021 to August 2021. Will received his B.E. in Structural Engineering from Vanderbilt University and his MBA from the London Business School. He holds the Chartered Financial Analyst designation.

Lee D. Houser, CFA

Lee D. Houser, CFA, Executive Director, joined Sterling Capital Management in 2006 and has investment experience since 1999. Lee has been associate portfolio manager of the Mid Value Fund since February 2021. Lee received his B.S. in Mathematics and Economics from James Madison University, where he was a summa cum laude graduate, and his MBA from Duke University. He holds the Chartered Financial Analyst designation.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. equity markets tumbled during the latter half of the period in response to higher and unexpectedly persistent inflation. Intra-quarter volatility and a weakening economy were primary concerns during the period.

Favorable stock selection in the Health Care, Materials and Financials sectors as well as an overweight to Health Care contributed to the Fund’s relative performance. An underweight to the strong-performing

Energy sector detracted performance. Adverse stock selection within the Consumer Discretionary and Information Technology sectors and an overweight to Consumer Discretionary also hindered relative performance.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell Midcap® Value Index measures the performance of value style of investing in Mid Cap U.S. stocks. The Russell Midcap® Value Index contains those Russell Mid Cap securities with less-than-average growth orientation. Securities in the Russell Midcap® Value Index generally have lower price-to-book and price-to-earnings ratios than those in the Russell Midcap® Growth Index.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	-22.22%	1.70%	7.45%
Class C Shares**	7/25/01	-18.06%	2.15%	7.29%
Institutional Shares	8/1/96	-17.30%	3.18%	8.36%
Class R6 Shares	2/1/18[1]	-17.18%	3.25%	8.40%
Russell Midcap® Value Index	N/A	-13.56%	4.76%	9.44%
Bloomberg U.S. Mid Cap Value	N/A	-10.14%	5.98%	10.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US Mid Cap Value Index is a float market-cap-weighted index based on an equal-weighted combination of four factors:

earnings yield, valuation, dividend yield, and growth.

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral Small Cap Value Equity Fund since June 2013. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral Small Cap Value Equity Fund since June 2013. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitive to adverse conditions.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equities struggled in the face of unfavorable economic conditions during the 12-month period under review. Inflation soared throughout the period, leading to a series of hikes in short-term interest rates by the Federal Reserve (Fed), beginning in March and continuing throughout the period. The Fed’s action pushed long-term interest rates to their highest levels in 20 years, raising concerns among investors about an economic slowdown and the potential for a recession. Markets responded by displaying significant volatility. In this challenging environment, the Fund’s absolute returns suffered, as small-cap stocks underperformed their large-cap counterparts. In general, small-cap stocks tend to be more affected by market volatility than larger-cap stocks, since smaller companies typically lack the resources of larger companies. The Fund’s absolute returns were especially hurt by its holdings in Health Care.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear, and ego.

The Fund’s positive performance relative to its benchmark was primarily driven by a higher exposure to value compared to its benchmark. This focus on value beyond that of the value-based benchmark is a feature of its behavioral finance-based strategy. The Fund’s momentum strategy, focusing on stocks that have recently outperformed the market and exhibit increasing earnings estimates, also contributed to relative returns.

Stock selection in the Health Care sector, specifically health care equipment and services, was the primary detractor from relative returns.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell 2000® Value Index measures the performance of value style of investing in small cap U.S. stocks. The Russell 2000® Value Index contains those Russell 2000 securities with less-than-average growth orientation. Securities in the Russell 2000® Value Index generally have lower price-to-book and price-to-earnings ratios than those in the Russell 2000® Growth Index.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/10	-18.46%	1.07%	7.07%
Class C Shares**	1/29/10	-14.19%	1.50%	6.89%
Institutional Shares	1/2/97	-13.35%	2.53%	7.96%
Class R6 Shares	2/1/18[1]	-13.29%	2.59%	8.00%
Russell 2000® Value Index	N/A	-17.69%	2.87%	7.94%
Bloomberg U.S. 2000 Value	N/A	-17.07%	3.66%	9.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US 2000 Value Index is a float market-cap-weighted benchmark of the lower 2000 in capitalization of the Bloomberg U.S. 3000 Index that provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Special Opportunities Fund

Portfolio Managers

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by Portfolio Managers Joshua L. Haggerty, CFA, Executive Director and Daniel A. Morrall, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Joshua L. Haggerty, CFA

Joshua L. Haggerty, CFA, Executive Director, joined the CHOICE Asset Management team of BB&T Scott & Stringfellow in 2005, which integrated with Sterling Capital in January 2013. He has investment experience since 1998. He has been co-portfolio manager of the Special Opportunities Fund since July 2021 and was associate portfolio manager of the Fund from February 2016 to July 2021. Josh is a graduate of James Madison University where he received his B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Daniel A. Morrall

Daniel A. Morrall, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 2001. Dan has been co-portfolio manager of the Special Opportunities Fund since December 2021 and was associate portfolio manager of the Fund from July 2021 to December 2021. Dan received his B.S. in Business and Economics from Washington and Lee University, his MBA from Columbia Business School, and his M.S.I.T. from Capella University.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional shares slightly trailed its benchmark, the Russell 3000® Index.

Q. What factors affected the Fund’s performance?

A. The Russell 3000® Index fell -17.6% over the 12-month period. Record high inflation led the Federal Reserve to raise rates multiple times, which took a toll on equity multiples. From an economic standpoint, GDP contracted in the first and second quarters of 2022. On the geopolitical front, Russia invaded Ukraine, China reinstated COVID-19 lockdowns and Europe scrambled to secure natural gas ahead of the winter season. These factors impacted areas of the market differently, with defensive sectors performing better and higher multiple and more speculative stocks falling most.

The Fund’s biggest headwind was its lack of exposure to more defensive sectors such as consumer staples and utilities. Our zero weighting in these two sectors was a combined 137 basis point (bp) headwind over the 12-month period. Add in a zero weight in Energy and the headwind increases to 304 bps. We are bottoms-up, fundamental stock pickers, not top-down allocators. Therefore, it’s encouraging that our stock selection added 206 bps of relative performance during the fiscal year. For example, within the communications services sector our stock selection added 150 bps of relative performance, led by T-Mobile’s 18.9% return during our holding period. At the same time, our overweight in the sector, which fell 39.4% (based on the Russell 3000 communication services sector’s performance), cost the fund 95 bps of relative performance.

Our rationale for not owning a utility or a consumer staple stemmed from the lack of growth opportunities and elevated valuations, yet we continued to research companies in those areas to be ready when an opportunity presents itself. Meanwhile, we’ve found more attractive stocks in the healthcare sector, where our overweight added 98 bps of relative performance and our stock selection added an additional 144 bps. At the end of the fiscal year, both the utilities and staples sectors traded above their 20-year average on forward price-to-earnings, while healthcare remained slightly below, continuing to support our relative exposures.

The largest individual stock contributors to the portfolio were: 1) UnitedHealth Group (+31%), the largest managed-care operator in the U.S., which delivered a series of strong quarterly reports and raised its 2022 outlook; 2) Pharmaceutical drug developer Bristol Myers (+23%), which rallied as it made progress in advancing its large pipeline of drugs, including the recent FDA approval of Deucravacitinib for moderate to severe psoriasis; 3) auto parts retailer AutoZone (+26%) executed well on its growth ambitions in the do-it-for-me (DIFM) category (commercial repair garages), a $76 billion addressable market. AutoZone has delivered six consecutive quarters of DIFM same-store sales above 20%, resulting in meaningful share gains.

The biggest individual stock detractors from the portfolio were: 1) Cable operator Comcast (-46%), which reported decelerating growth in net new broadband subscribers at the same time competition ramped up from wireless and telecom providers; 2) Alphabet (-28%) slumped, as advertising revenue growth slowed and YouTube advertising revenues declined year-over-year in the September quarter; 3) beverage can maker Ball Corporation (-46%), typically a defensive business, was impacted by its decision to exit Russia, where its three facilities delivered 8% of annual operating income, and meaningful price increases by beverage companies that resulted in a steep slowdown in beverage consumption and therefore fewer cans.

The portfolio ended the fiscal year positioned well relative to our four investment pillars, with the median holding expected to grow faster than the median Russell 3000 constituent, generating higher returns on equity, with lower leverage and at a cheaper valuation.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

We believe our team’s relentless focus on time-tested “pillars” such as return on capital, financial flexibility, above average earnings growth, and favorable valuations will continue to serve investors well as navigation instruments that cut through fog of uncertainty in the years ahead. We will continue to be eager, disciplined, and centered on client success. Thank you for your ongoing confidence in us.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/2/03	-23.57%	5.58%	9.75%
Class C Shares**	6/2/03	-19.53%	6.04%	9.58%
Institutional Shares	6/2/03	-18.74%	7.11%	10.68%
Class R6 Shares	2/1/18[1]	-18.66%	7.19%	10.72%
Russell 3000® Index	N/A	-17.63%	8.62%	11.39%
Bloomberg U.S. 3000	N/A	-18.08%	8.59%	11.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US 3000 Index is a float market-cap-weighted benchmark of the 3000 most highly capitalized U.S. companies.

Sterling Capital Equity Income Fund

Portfolio Managers*

Sterling Capital Equity Income Fund (the “Fund”) is managed by Portfolio Managers Adam B. Bergman, CFA, Executive Director and Charles J. Wittmann, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Adam B. Bergman, CFA

Adam B. Bergman, CFA, Executive Director, joined the CHOICE Asset Management team of Scott & Stringfellow in 2007, which integrated with Sterling Capital Management in January 2013. He has investment experience since 1996. He has been co-portfolio manager of the Equity Income Fund since July 2021 and was associate portfolio manager of the Fund from February 2016 to July 2021. Adam is a graduate of the University of Virginia’s McIntire School of Commerce where he received his B.S. in Commerce. He holds the Chartered Financial Analyst designation.

Charles J. Wittmann, CFA

Charles J. Wittmann, CFA, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 1995. He has been co-portfolio manager of the Equity Income Fund since December 2021 and was associate portfolio manager of the Fund from July 2021 to December 2021. Chip received his B.A. in Economics from Davidson College and his MBA from Duke University's Fuqua School of Business. He earned the Certificate in ESG Investing, which is developed, administered and awarded by the CFA Society of the United Kingdom. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. Spurred by inflation that spiked to its highest level since 1981, the Federal Reserve raised the Federal Funds rate to 3.25% from 0.25%, a level where it stood for two years as we exited the COVID-19 crisis. While the consumer price index declined slightly to 8.2% from earlier in the year, the year-over-year change in the rate of inflation remains elevated. With unemployment levels sitting at 3.5%, close to historic lows, it appears the Federal Reserve has continued space to raise short term interest rates in its vigorous efforts to curb inflation. Concerns over higher inflation, higher interest rates, and the resulting impacts to the economy placed pressure on overall equity markets, with investors taking a more risk-adverse stance during the year.

The Fund benefited relative to its benchmark, posting a (-5.6%) total return for the Institutional share class relative to the (-11.4%) return for its benchmark. Investors turned to “value” stocks during the year with “value” outperforming “growth” as measured by the Russell Indices by a two to one margin. The focus on valuation and strong balance sheets benefitted our portfolio as those two characteristics represent two of our four investment pillars that have remained constant for over twenty years.

Our top contributor over the past year was EOG Resources, which explores and produces crude oil and natural gas primarily in the United States. As the price of crude oil rose from $80 to over $120, EOG Resources shares benefitted with the move in the commodity. Elevance Health, the former Anthem, appreciated as lower medical losses from COVID-19 enabled the company to report higher profitability during the year. In addition, one of our other healthcare stocks, Abbvie, was a strong contributor as growth in its Rivoq and Skyrizi pharmaceutical franchises offset concerns for slower growth in its Humira pharmaceuticals franchise.

Detractors included Fidelity National Information Services that has experienced market share headwinds from recent entrants in the electronic payments market. We believe the continued secular shift from cash and checks to digital payments should benefit Fidelity National. In addition, its diversified business model includes exposure to e-commerce and core banking software that should provide a solid foundation for future growth. Medtronic was another detractor during the year after they experienced headwinds in both their diabetes and infant formula businesses. With a compelling valuation and exposure to robotic surgery opportunities, we continue to maintain a constructive outlook for Medtronic. Finally, Cisco experienced supply chain constraints, primarily from China, limiting its ability to meet demand for its communication infrastructure products. We believe having too much demand relative to meeting supply is a high class problem and that as its supply chain challenges are resolved, the company is in an enviable position to take advantage of the secular growth in data and data management.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

*Effective November 8, 2022, Adam B. Bergman no longer serves as co-portfolio manager of the Fund and Jeremy M. Lopez was added as co-portfolio manager of the Fund.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/30/04	-11.26%	8.26%	9.21%
Class C Shares**	6/30/04	-6.57%	8.72%	9.04%
Institutional Shares	6/30/04	-5.64%	9.82%	10.14%
Class R6 Shares	2/1/18[1]	-5.54%	9.92%	10.19%
Russell 1000® Value Index	N/A	-11.36%	5.29%	9.17%
Bloomberg U.S. 1000 Value	N/A	-8.23%	5.95%	9.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US 1000 Value Index provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral International Equity Fund since inception. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral International Equity Fund since inception. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the MSCI EAFE® Net Index.

Q. What factors affected the Fund’s performance?

A. International equities struggled over the 12-month period in the face of multiple challenges. Central banks around the world responded to persistently high inflation by raising interest rates and reducing balance sheets. These moves raised investor concerns about slowing economic growth, including the potential for recessions. As a result, investors sold stocks en masse, creating significant volatility in markets worldwide. Geopolitical uncertainty, in particular the ongoing conflict in Ukraine, also contributed to market volatility. In the face of these challenges, international equities fared worse than U.S. equities during the period. However, international value-oriented companies outperformed their growth-oriented counterparts during the period.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s positive performance relative to its benchmark was primarily driven by a higher exposure to value compared to its benchmark. This focus on value beyond that of the value-based benchmark is a feature of its behavioral finance-based strategy. The Fund’s momentum strategy, focusing on stocks that have recently outperformed the market and exhibit increasing earnings estimates, also contributed to relative returns.

Stock selection in the Health Care sector was the primary detractor from relative returns. In particular, investments in pharmaceuticals, biotechnology, and life sciences were significant detractors from the Fund’s return relative to its benchmark.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

MSCI EAFE® Net Index measures the performance of the developed stock markets of Europe, Australasia, and the Far East.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	11/28/14	-28.76%	-6.94%	-2.02%
Class C Shares**	11/28/14	-24.92%	-6.54%	-2.01%
Institutional Shares	11/28/14	-24.27%	-5.61%	-1.06%
Class R6 Shares	2/1/18[1]	-24.13%	-5.55%	-1.03%
MSCI EAFE® Net Index	11/30/14	-25.13%	-0.84%	1.37%
Bloomberg Developed Markets ex North America Large and Mid Cap	11/28/14	-24.55%	0.29%	1.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit ww.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

Fund is measured against the MSCI EAFE® Net Index, an unmanaged Index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg Developed Markets ex North America Large and Mid Cap Index is a float market-cap-weighted equity benchmark that covers 85% market cap of the measured market.

Sterling Capital SMID Opportunities Fund

Portfolio Managers

Sterling Capital SMID Opportunities Fund (the “Fund”) is managed by Portfolio Managers Lee D. Houser, CFA, Executive Director and James L. Curtis, CFA, Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Lee D. Houser, CFA

Lee D. Houser, CFA, Executive Director, joined Sterling Capital Management in 2006 and has investment experience since 1999. Lee has been co-portfolio manager of the SMID Opportunities Fund since August 2021. Lee received his B.S. in Mathematics and Economics from James Madison University, where he was a summa cum laude graduate, and his MBA from Duke University. He holds the Chartered Financial Analyst designation.

James L. Curtis, CFA

James L. Curtis, CFA, Director, first worked at Sterling Capital Management from 1999 to 2001 and rejoined the firm in 2020. He has investment experience since 1996. Jim has been co-portfolio manager of the SMID Opportunities Fund since August 2021. Jim received his B.S.B.A. in Finance from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School and his MBA in Finance from Emory University’s Goizueta Business School. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund uses a multi-style approach and invests in both growth and value-oriented companies. A growth investment style may be particularly sensitive to market conditions. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund invests in small and middle capitalization companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than investments in larger more established companies. As a result, share price changes may be more erratic or trade less frequently in lesser quantities.

Q. How did the Fund perform during the period from its inception on October 1, 2021, to September 30, 2022?

A. The Fund’s Institutional Shares outperformed the Russell 2500™ Index.

Q. What factors affected the Fund’s performance?

A. The Russell 2500™ Index posted negative returns during the 12-month period as the stock market experienced broad-based declines off its mid-November peak in 2021. The Russian invasion of Ukraine in the spring of 2022 added to investor uncertainty and market risk. The crisis also had direct effects on the global economy, including increases in food and energy prices. At the same time, the Federal Reserve began a process of monetary tightening in early 2022, including interest rate hikes, to rein in stubbornly high inflation. High beta1 and growth stocks underperformed, and additional tightening could mean a market characterized by higher volatility and a general downward trend in the future.

Stock selection within the Health Care and Information Technology sectors was the largest contributor to the Fund’s relative outperformance versus its benchmark. For example, the Fund’s investment in an out-of-favor health care company with a strong management team within the inpatient rehabilitation facilities industry added to relative results as it was able to invest in this company at an attractive absolute and relative valuation due to the company’s transitory headwinds. The company outperformed during the period, which added to relative results. Within the Information Technology sector, investments in companies with strong cash flow generation and lower valuations helped boost the Fund’s relative performance.

Stock selection within the Materials and Energy sectors, along with an underweighting of the Energy sector, were the primary detractors from the Fund’s performance relative to its benchmark. The Fund’s investment in a market-dominant aluminum can manufacturer detracted from relative results. End-demand for this company’s products declined more than anticipated, particularly in its very large North American market.

Despite exiting the year slightly overweight to the Energy sector, an initial underweight allocation to Energy detracted from the Fund’s overall performance. Energy companies benefited from a confluence of events during the period under review, including the Russo-Ukrainian War, limited U.S. production of oil, and increased dividends and stock buybacks.

1. Beta attempts to measure the relative risk. A Beta rating above 1.0 indicates greater volatility than the market. A Beta rating below 1.0 indicates lower volatility than the market.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell 2500™ Index is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	9/30/16	-22.86%	2.44%	4.82%
Class C Shares**	9/30/16	-18.83%	2.88%	5.07%
Institutional Shares	9/30/16	-17.95%	3.92%	6.12%
Russell 2500® Index	9/30/16	-21.11%	5.45%	7.42%
Bloomberg U.S. 2500	9/30/16	-21.99%	5.08%	7.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Russell 2500® Index is a widely recognized index of common stocks that measures the performance of the small and mid cap sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US 2500 Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg U.S. 3000 Index.

Sterling Capital Mid Cap Relative Value Fund

Portfolio Managers

Sterling Capital Mid Cap Relative Value Fund (the “Fund”) is managed by Portfolio Managers Shawn M. Gallagher, CFA, Executive Director and Andrew T. DiZio, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Shawn M. Gallagher, CFA

Shawn M. Gallagher, CFA, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and has been co-portfolio manager of the Mid Cap Value Fund since November 2015. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Andrew T. DiZio, CFA

Andrew T. DiZio, CFA, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Andy has been co-portfolio manager of the Mid Cap Value Fund since August 2021 and was associate portfolio manager of the Fund from November 2015 to August 2021. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares underperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. Equity markets peaked at the start of the 12-month period under review. A nearly 20-month-long rally, fueled by economic stimulus that began in March 2020 at the outset of the pandemic, peaked in the middle of November 2021. Worsening supply chain disruptions, inflation concerns, monetary policy uncertainty, and geopolitical risks generated strong economic headwinds that overpowered any optimism generated by a tight labor market. As 2022 progressed, signs that inflation was accelerating pushed the Federal Reserve into an increasingly hawkish posture and led to a series of interest rate hikes that pushed rates to their highest levels in more than a decade. Concerns about inflation soon gave way to fears of an economic slowdown driven by rising rates. As a result, investors moved away from perceived risk in favor of more defensive securities and relative safety. Mid cap equities suffered in this challenging environment. The Fund’s holdings within the Consumer Discretionary, Real Estate, and Health Care sectors dragged on absolute performance, while investments in Energy, Consumer Staples, Industrials, and Utilities sectors added on an absolute basis.

The Fund changed its name on February 1, 2022. The Sterling Capital Stratton Mid Cap Value Fund is now known as the Sterling Capital Mid Cap Relative Value Fund. The management team and the Fund’s objectives remain the same.

Stock selection within the Utilities sector was the biggest detractor from the Fund’s relative performance, along with an underweight allocation to the outperforming sector. The Fund’s investment in a natural gas and propane distributor dragged on relative results as the company’s earnings suffered from unseasonably warm weather domestically and in Europe over the winter. Stock selection in the Materials sector also weighed on results, as the Fund’s exposure to several producers of packaged goods underperformed due to inflationary pressures.

Stock selection within the Industrials sector was the biggest contributor to relative results. In particular, investments in a maker of commercial building materials and a provider of technology services to the U.S. government both outperformed for the period. Stock selection in the Financials and Communication Services sectors also added to results on a relative basis.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell Midcap® Value Index measures the performance of value style of investing in Mid Cap U.S. stocks. The Russell Midcap® Value Index contains those Russell Mid Cap securities with less-than-average growth orientation. Securities in the Russell Midcap® Value Index generally have lower price-to-book and price-to-earnings ratios than those in the Growth Index.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-18.85%	2.44%	7.61%
Class C Shares**	11/13/15	-14.45%	2.97%	7.74%
Institutional Shares	9/30/72	-13.68%	3.92%	8.44%
Russell Midcap® Value Index	N/A	-13.56%	4.76%	9.44%
Bloomberg U.S. Mid Cap Value	N/A	-10.14%	5.98%	10.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US Mid Cap Value Index is a float market-cap-weighted index based on an equal-weighted combination of four factors: earnings yield, valuation, dividend yield, and growth.

Sterling Capital Real Estate Fund

Portfolio Managers

Sterling Capital Real Estate Fund (the “Fund”) is managed by Portfolio Managers Andrew T. DiZio, CFA, Executive Director and Shawn M. Gallagher, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Andrew T. DiZio, CFA

Andrew T. DiZio, CFA, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Andy is co-portfolio manager of the Real Estate Fund and has managed the Fund since November 2015. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Shawn M. Gallagher, CFA

Shawn M. Gallagher, CFA, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Shawn has been co-portfolio manager of the Real Estate Fund since August 2021 and was associate portfolio manager of the Fund from November 2015 to August 2021. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares underperformed its benchmark, the FTSE NAREIT All Equity REITs Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve (Fed) continued to tighten short-term interest rates throughout the 12-month period as it attempted to bring persistently high inflation back under control. The Fed’s actions helped interest rates rise to their highest levels in more than a decade. In particular, the rise in rates for the 10-year U.S. Treasury had a negative effect on REIT share prices over the past 12 months: Higher interest rates tend to negatively impact the value of real estate, as they lead to a reduction in the discounted value of a property’s future cash flow. The Fund’s holdings struggled on an absolute basis in this challenging environment. However, holdings of a few REITs were acquired or taken private at premium valuations during the period, based on negotiations that predated the market declines. These transactions added to the Fund’s absolute returns for the 12-month period under review.

The Fund changed its name on February 1, 2022. The Sterling Capital Stratton Real Estate Fund is now known as the Sterling Capital Real Estate Fund. The management team and the Fund’s objectives remain the same.

The Fund’s stock selection in the Self Storage and Health Care subsectors was the largest detractor from relative results. Within the Fund’s holdings of Self Storage REITs, the lack of exposure to the benchmark’s largest constituent weighed on results, as the company outperformed after several years of underperformance. Among Health Care names, the Fund’s focus on REITs with concentrations of senior living and hospital properties dragged on relative performance, as REITs with more exposure to skilled nursing outperformed during the period.

The Fund benefited on a relative basis from its stock selection in the Residential and Specialty subsectors. An overweight allocation to a student housing REIT added meaningfully, as the company was taken private in an all-cash transaction. Similarly, the acquisition of a casino landlord by a public competitor added to relative results in the Specialty subsector. The stock-based transaction benefited the Fund, as investors awarded better valuations to casino landlords after their steady rent collection throughout the pandemic.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

FTSE NAREIT All Equity REITs Index contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real properly that also meet minimum size and liquidity criteria. The FTSE NAREIT All Equity REITs Index is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-23.27%	2.90%	6.13%
Class C Shares**	11/13/15	-19.19%	3.36%	6.22%
Institutional Shares	5/31/08	-18.39%	4.39%	6.95%
Class R6 Shares	1/31/20[1]	-18.31%	4.47%	6.99%
S&P 500® Index	N/A	-15.47%	9.24%	11.70%
FTSE NAREIT All Equity REITs Index	N/A	-16.27%	4.10%	6.99%
Bloomberg U.S. 3000 REIT[2]	N/A	-16.55%	4.10%	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.
[2]	The Bloomberg U.S. 3000 REIT Index began on 9/30/2015, and the line graph for the Index begins at the same value as the Fund’s Institutional Class on that date.

The Fund is measured against the FTSE NAREIT All Equity REITs Index, an unmanaged index, which contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The Fund is also measured against the S&P 500® Index, an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. The Bloomberg US 3000 REIT Index is a float market-capitalization-weighted index that provides exposure to companies classified as per the Bloomberg Industry Classification System (BICS) with a level 3 sub-industry of REIT.

Sterling Capital Small Cap Value Fund

Portfolio Managers

Sterling Capital Small Cap Value Fund (the “Fund”) is managed by Portfolio Managers Gerald M. Van Horn, CFA, Executive Director, Shawn M. Gallagher, CFA, Executive Director and Andrew T. DiZio, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Gerald M. Van Horn, CFA

Gerald M. Van Horn, CFA, Executive Director, joined Stratton Management Company in 1998 and Sterling Capital as part of a business acquisition in August 2015. He has investment experience since 1996. Jerry has been lead portfolio manager for the Sterling Capital Small Cap Value Fund since inception on November 2015 and the predecessor fund since 2000. He received his B.A. in Economics from The College of New Jersey and holds the Chartered Financial Analyst designation.

Shawn M. Gallagher, CFA

Shawn M. Gallagher, CFA, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and is associate portfolio manager of the Sterling Capital Small Cap Value Fund. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Andrew T. DiZio, CFA

Andrew T. DiZio, CFA, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and is associate portfolio manager of the Sterling Capital Small Cap Value Fund. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Equity markets experienced a broad-based sell off that began in November 2022 and continued throughout the balance of the 12-month period under review. The Federal Reserve (Fed) continued to tighten short-term interest rates, with the goal of reducing persistently high inflation to historic levels. The Fed’s moves pushed long-term interest rates to their highest levels in 20 years, putting pressure on equity valuations and raising concerns among investors about the potential for a near-term economic slowdown, including the potential for a recession. The Fund’s absolute returns suffered in this challenging environment. In particular, the Fund’s holdings in the Health Care, Materials, and Communication Services sectors lagged on an absolute basis, while holdings in the Consumer Staples, Utilities, and Energy sectors posted the strongest absolute returns for the period.

The Fund changed its name on February 1, 2022. The Sterling Capital Stratton Small Cap Value Fund is now known as the Sterling Capital Small Cap Value Fund. The management team and the Fund’s objectives remain the same.

Stock selection within the Consumer Staples sector was the biggest contributor to the Fund’s relative results, along with an overweight allocation to the sector. In particular, investments in a warehouse club operator and a convenience store operator added to results, as both companies benefited from an increase in price-conscious shopping as consumers responded to higher inflation. Stock selection in the Information Technology sector also added to relative performance, most notably the Fund’s investment in a semiconductor manufacturer, which outperformed. Stock selection in Consumer Discretionary also added to results, as did an underweight allocation to this underperforming sector.

The Fund’s underweight allocation to the outperforming Energy sector weighed on relative results. Stock selection in the Materials sector also lagged on results, as an investment in a diversified specialty chemical company underperformed.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Russell 2000® Value Index measures the performance of value style of investing in small cap U.S. stocks. The Russell 2000® Value Index contains those Russell 2000 securities with less-than-average growth orientation. Securities in the Russell 2000® Value Index generally have lower price-to-book and price-to-earnings ratios than those in the Russell 2000® Growth Index.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-19.07%	1.97%	7.81%
Class C Shares**	11/13/15	-14.79%	2.42%	7.89%
Institutional Shares	4/12/93	-13.93%	3.45%	8.63%
Class R6 Shares	1/31/20[1]	-13.84%	3.51%	8.66%
Russell 2000® Value Index	N/A	-17.69%	2.87%	7.94%
Bloomberg U.S. 2000 Value	N/A	-17.07%	3.66%	9.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Sterling Capital Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg US 2000 Value Index is a float market-cap-weighted benchmark of the lower 2000 in capitalization of the Bloomberg U.S. 3000 Index that provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, Byron G. Mims, CFA, Executive Director, and Jeffrey D. Ormsby, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Ultra Short Bond Fund since its inception. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Byron G. Mims, CFA

Byron G. Mims, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Byron received his B.S. in Economics from North Carolina State University. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA

Jeffrey D. Ormsby, CFA, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst designation.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares underperformed its current benchmark, the FTSE 6 Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve hiked rates significantly over the year as higher-than-desired inflation turned out to be more persistent than expected. Interest rates across the curve rose significantly, with the six-month Treasury rate rising 386 basis points from near zero at the beginning of the period and the two-year rate rising over 400 basis points. The dramatic move in rates and the concern that actions by the Federal Reserve may put the economy into a significant recession in order to slow inflation weighed on risk assets, causing them to underperform Treasuries meaningfully.

The Fund was managed with longer duration than the benchmark throughout the year, which detracted from relative performance as interest rates rose significantly. The Fund’s exposure to longer key rates, which underperformed shorter key rates as the front end of the yield curve steepened, also detracted from relative performance.

The Fund’s exposure to risk assets detracted from relative performance as most risk assets underperformed Treasuries over the period. The switch from accommodative monetary policy to quantitative tightening and large hikes in rates created concern that economic growth may falter, dragging corporate and consumer balance sheets down with it. Exposure to corporate bonds and securitized investments including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) all hurt relative performance as they underperformed similar-duration Treasuries during the period.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

FTSE 6 Month Treasury Bill Index is an average of the six-month Treasury bill month-end rates from the last six months. This family of indices measures return equivalents of yield averages and the instruments are not marked to market.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	11/30/12	-1.07%	1.10%	0.82%
Institutional Shares	11/30/12	-0.82%	1.37%	1.08%
FTSE 6 Month Treasury Bill Index	11/30/12	0.66%	1.21%	0.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 0.5% maximum sales charge.

The Fund is measured against the FTSE 6 Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Managing Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Short Duration Bond Fund since February 2011. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Managing Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Short Duration Bond Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2021, and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. A sustained rise in inflation forced the Federal Reserve (Fed) to enact restrictive monetary policy, which drove a rapid rise in interest rates and a sharp drop in bond prices.

The shift in the Fed’s policy stance prompted investors to lower their expectations for economic growth. The combination of higher interest rate volatility and a worsening growth outlook lowered demand for non-government asset classes such as corporate bonds and securitized assets. This trend dragged on the Fund’s absolute returns.

The Fund’s duration was managed short of the benchmark and therefore, the portfolio was less sensitive to interest rate movements. The large increase in interest rates therefore, benefitted the Fund relative to the benchmark.

The front end of the yield curve, which is more sensitive to real and projected changes to the federal funds rate, moved higher at a much faster pace than the long end of the curve, which is more sensitive to long-term growth expectations. The Fund benefitted from this move through its barbelled curve positioning, whereby it carried an overweight allocation to the 5-year portion of the curve while underweighting the 1-to 2-year portion of the curve.

Municipal securities generally performed better than corporate bonds and other risk assets as investors looked for safer investments. The Fund’s overweight allocation to taxable municipals boosted relative returns.

The Fund began the period with an overweight allocation to corporate bonds and other non-government asset classes, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), as compared to Treasuries. The deteriorating growth outlook and aggressive global monetary policy shift caused investors to seek safety in Treasuries, causing a widening in risk premia for corporate bonds, ABS and CMBS, which weighed on the Fund’s relative performance.

The early part of 2022 was marked by heavy corporate issuance in the financial sector as banks and insurance companies sought to secure funding before an expected increase in interest rates. This jump in supply weighed on returns of financials and dragged on the Fund’s relative performance due to its overweight allocation to the sector.

The general risk-off tone to the market during the period caused lower quality securities to underperform higher quality ones. The Fund’s overweight to below investment grade and BBB-rated securities versus A-rated and AA-rated bonds also detracted from relative returns.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

ICE BofA 1-3 Year U.S. Corporate/Government Index includes fixed rate debt issues rated investment grade or higher by Moody’s and S&P. All issues have at least one year to three years to maturity and an outstanding par value of at least $300 million. All returns are market value weighted inclusive of accrued interest. The total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	-6.95%	0.45%	0.77%
Class C Shares**	1/31/12	-5.73%	0.11%	0.22%
Institutional Shares	11/30/92	-4.78%	1.12%	1.23%
Class R6 Shares	2/1/21[1]	-4.70%	0.99%	1.03%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	-5.15%	0.71%	0.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Intermediate U.S. Government Fund

Portfolio Managers

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Executive Directors and Portfolio Managers Michael Sun and Jeffrey D. Ormsby, CFA for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Michael Z. Sun, CFA, Executive Director, joined Sterling Capital in 2009 and has investment experience since 1998. He has been co-portfolio manager of the Intermediate U.S. Government Fund since February 2019. Michael received his M.A. in Economics from Bowling Green State University, his M.S. in Urban & Regional Study from Beijing University and his B.S. in Geography from Nanjing University. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA

Jeffrey D. Ormsby, CFA, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg U.S. Government Intermediate Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve (Fed) raised short-term interest rates five times during the 12-month period under review. The increases amounted to a cumulative rate hike of 3% and were aimed at curbing the highest rate of inflation experienced in the U.S. since the 1980s. Rising interest rates were expected to slow economic growth, but there remained much uncertainty on whether the Fed could avoid a sharp economic downturn as it cooled inflation. Fearing a possible recession, investors flocked to traditionally safer assets, such as Treasuries, which caused these securities to outperform other fixed-income products with similar durations.

The Fund’s heavy exposure to agency mortgages hurt its relative performance, as agency mortgages underperformed Treasuries of the same duration. Rising interest rates caused borrowers to make fewer voluntary prepayments, which in turn increased the duration of the securities.

Extending the Fund’s duration further dragged on performance. Another factor in the Fund’s underperformance, was its off-benchmark exposure to corporate bonds, asset-backed securities, and commercial mortgage-backed securities. These types of securities all underperformed as investors adopted a risk-off attitude during the period and fled to the relative safety of Treasuries.

The Fund’s relative returns benefited from its bias toward securities with longer durations, as long-term Treasury yields rose less than short-term yields.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Bloomberg Intermediate Government Index is an unmanaged index composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities. It is not possible to invest in the Bloomberg Intermediate Government Index, which is unmanaged and does not incur fees and charges.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-12.90%	-1.03%	-0.26%
Class C Shares**	2/1/01	-11.81%	-1.38%	-0.82%
Institutional Shares	10/9/92	-10.90%	-0.41%	0.18%
Bloomberg U.S. Government Intermediate Index	N/A	-9.18%	0.18%	0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the Bloomberg U.S. Government Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Managing Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Total Return Bond Fund since January 2008. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Managing Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Total Return Bond Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. A sustained rise in inflation during the period forced the Federal Reserve (Fed) to enact restrictive monetary policy, which drove a rapid rise in interest rates and a sharp drop in bond prices.

The shift in the Fed’s policies prompted investors to lower their expectations for economic growth. The combination of higher interest rate volatility and a worsening growth outlook lowered demand for non-government asset classes such as corporate bonds and securitized assets. This trend dragged on the Fund’s absolute returns.

The Fund began the period with an overweight allocation to corporate bonds and other non-government asset classes, such as asset-back securities (ABS) and commercial mortgage-backed securities CMBS, as compared to Treasuries. The deteriorating outlook for economic growth and aggressive global monetary policy shift caused investors to seek safety in Treasuries. This, in turn, caused a widening in risk premia for corporate bonds, ABS and CMBS, which weighed on the Fund’s relative performance.

The early part of 2022 witnessed heavy corporate bond issuance in the financial sector as banks and insurance companies sought to secure funding before an expected increase in interest rates. The jump in supply weighed on the returns of financials and hurt the Fund’s relative performance due to an above-benchmark exposure to the sector.

The general risk-off tone to the market during the period caused lower quality securities to underperform higher quality ones. As a result, the Fund’s overweight allocation to BBB-rated securities versus A-rated and AA-rated bonds also detracted from relative returns.

The Fund’s duration was managed short of the benchmark and therefore the portfolio was less sensitive to moves in interest rates. The large increase in interest rates therefore benefitted the Fund versus the benchmark. The front end of the yield curve, which is more sensitive to real changes and projected changes to the federal funds rate, moved higher at a much faster pace than the long end of the curve, which is more sensitive to long-term growth expectations. The Fund benefitted from this move through its barbelled curve positioning, whereby the Fund carried an overweight allocation to the 20-year and 30-year parts of the curve while it underweighted the 5- to 10-year area.

The Fed’s plan to end their monthly asset purchase program and to begin shrinking their balance sheet caused turmoil in the market for agency mortgage-backed securities (MBS). Exceptionally high levels of interest rate volatility contributed to the weakness in the sector as well. The Fund’s underweight to agency MBS in favor of ABS and CMBS boosted relative returns.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-troughs), ABS and CMBS (agency and non-agency).

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/99	-19.81%	-1.21%	0.58%
Class C Shares**	2/1/01	-15.64%	-0.79%	0.41%
Institutional Shares	11/30/99	-14.81%	0.20%	1.42%
Class R6 Shares	1/31/18[1]	-14.72%	0.30%	1.47%
Bloomberg U.S. Aggregate Bond Index	N/A	-14.60%	-0.27%	0.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/ or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Long Duration Corporate Bond Fund

Portfolio Managers

Sterling Capital Long Duration Corporate Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Managing Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Corporate Fund since inception. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Managing Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Corporate Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg Long U.S. Corporate Index.

Q. What factors affected the Fund’s performance?

A. A sustained rise in inflation forced the Federal Reserve (Fed) to enact restrictive monetary policies, which drove a rapid rise in interest rates and a sharp drop in bond prices. The shift in the Fed’s policy stance prompted investors to lower their expectations for economic growth. The combination of higher interest rate volatility and a worsening growth outlook lowered demand for non-government asset classes, especially corporate bonds.

On January 31, 2022, the Fund’s name changed from the Sterling Capital Corporate Bond Fund to the Sterling Capital Long Duration Corporate Bond Fund. At that time, the Fund’s benchmark changed from the Bloomberg U.S. Intermediate Corporate Bond Index to the Bloomberg U.S. Long Corporate Bond Index. This shift required a significant extension of the average maturity and duration of the Fund’s holdings.

Before the benchmark change, below-investment grade holdings in a pharmaceutical company and an aluminum manufacturer underperformed their investment grade counterparts, detracting from the Fund’s relative performance. An underweight allocation to an airplane manufacturer also weighed on relative returns as the company outperformed with the recovery in global travel.

The Fund’s shorter duration positioning made it less sensitive to interest rate risk than the benchmark, which boosted relative returns. Positions in the Energy sector benefitted the Fund’s relative returns after the energy industry experienced a sustained period of ratings upgrades in 2021. And the Fund’s off-benchmark position in below investment grade securities also boosted results relative to its benchmark.

The early part of 2022, witnessed heavy corporate issuance in the financial sector, which weighed on that sector’s returns. This trend developed after the Fund’s strategy shift and hurt the Fund’s relative performance due to an overweight to Financials. The general risk-off tone to the market during the period caused lower quality securities to underperform higher quality, and the Fund’s overweight to BBB-rated securities, also contributed negatively to relative returns.

An underweighting to 20-year Treasuries boosted relative returns as they underperformed the longer end of the curve. The Fund’s non-index position in Treasury securities helped boost relative returns. An overweight position to the utility sector also helped; as essential services, utilities are generally less sensitive to economic cycles.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Bloomberg Long U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that have a remaining maturity of ten years or more.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/31/13[1]	-29.19%	-3.49%	-0.46%
Class C Shares**	1/31/13[1]	-28.37%	-3.80%	-0.99%
Institutional Shares	6/30/11[2]	-27.52%	-2.84%	-0.02%
Class R6 Shares	1/31/22[3]	-27.47%	-2.82%	-0.01%
Bloomberg Long U.S. Corporate Index	N/A	-28.40%	1.14%	1.80%
Bloomberg Corporate Intermediate Bond Index	N/A	-12.30%	0.65%	1.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.
[3]	Class R6 Shares were not in existence prior to 1/31/22. Performance for periods prior to 1/31/22 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg U.S. Long Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that have a remaining maturity of ten years or more. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Quality Income Fund

Portfolio Managers

Sterling Capital Quality Income Fund (the “Fund”) is managed by Executive Directors and portfolio managers Michael Z. Sun, CFA, Jeffrey D. Ormsby, CFA and Byron G. Mims, CFA, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Michael Z. Sun, CFA, Executive Director, joined Sterling Capital in 2009 and has investment experience since 1998. He has been co-portfolio manager of the Quality Income Fund since February 2014. Michael received his M.A. in Economics from Bowling Green State University, his M.S. in Urban & Regional Study from Beijing University and his B.S. in Geography from Nanjing University. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA

Jeffrey D. Ormsby, CFA, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Quality Income Fund since February 2016. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst designation.

Byron G. Mims, CFA

Byron G. Mims, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 2006. He has been co-portfolio manager of the Quality Income Fund since February 2016. Byron received his B.S. in Economics from North Carolina State University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its benchmark, the Bloomberg U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. This year was dominated by shifting monetary policy, as persistently high and broadening inflation drove the Federal Reserve to quickly wind down quantitative easing (QE) early in 2022, initiate and then substantially accelerate their pace of interest rate hikes in the Spring and Summer, and actively shift towards quantitative tightening (QT) via balance sheet runoff in September of 2022. This sharp pace of policy tightening had a significant impact on market interest rates, with two-year Treasury yields rising just over 4 percent during the period, with 10-year rates rose 2.37 percent.

Absolute performance was negative across all major subsectors given the sharp rise in interest rates across the yield curve. Agency MBS posted the largest negative absolute performance as sharply higher interest rates caused agency MBS durations to extend as prepayment speed expectations declined. Additionally, spreads in the agency MBS sector widened significantly following the Federal Reserve’s shift from supporting MBS valuations via QE to allowing its balance sheet to shrink via QT by the end of the period.

From a relative perspective, the fund’s underweight to agency MBS in favor of agency CMOs, consumer ABS, and non-agency CMBS all contributed positively to relative performance. While consumer ABS and non-agency CMBS moderately lagged Treasuries during the period as concerns about a potential economic slowdown grew, both sectors easily outperformed agency MBS during the period. Security selection within our agency MBS holdings also contributed to relative outperformance due to our underweight on lower coupon securities, which materially lagged higher coupon securities as the Fed exited that market.

The largest driver of relative outperformance came from the fund’s short duration positioning relative to the benchmark, which allowed for significant outperformance given the sharp move up in interest rates. On the negative side, the Fund’s overweight to the front-end of the yield curve and underweight to 10-year and longer parts of the curve detracted from relative performance as the curve bear flattened during the period, with short term yields rising significantly more than longer term yields.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Bloomberg U.S. Mortgage Backed Securities Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). It is formed by grouping the universe of individual fixed rate MBS pools into generic aggregates.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/31/13[1]	-12.67%	-0.52%	0.73%
Class C Shares**	1/31/13[1]	-11.45%	-0.82%	0.24%
Institutional Shares	6/30/11[2]	-10.69%	0.12%	1.19%
Bloomberg U.S. Mortgage Backed Securities Index	N/A	-13.98%	-0.92%	0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. In response to the highest inflation levels experienced in decades, the Federal Reserve (Fed) pursued a series of aggressive hikes in the federal funds rate. The rate hikes drove an increase in interest rates across the entire yield curve, although short-term rates rose higher than long-term rates, leading to an inversion of the two-year to 10-year yield curve. Low unemployment and strong economic activity drove the Fed to raise rates five times during the 12-month period. The Fed raised the federal funds rate target by 25 and 50 basis points in March and May, respectively. They then opted for super-sized increases of 75 basis points each in June, July, and September. The cumulative rate increase was 300 basis points or 3% for the period. Consequently, one-year AAA municipal rates began at 0.13% and ended at 3.06%. Five-year rates began at 0.50% and ended at 3.12%. Ten-year rates began at 1.14% and ended at 3.30%. Twenty-year rates began at 1.47% and ended at 3.73%. A year of rising rates hurt the absolute performance of the Fund as bond prices move in the opposite direction of yields.

Anticipating rate hikes, the Fund reduced its average duration, which contributed to its outperformance relative to its benchmark. The Fund’s bias toward securities with AAA and AA ratings was also a contributing factor, as higher-quality bonds outperformed lower-quality bonds for the period as investors adopted a risk-off attitude for most of the period.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities. It is not possible to invest in the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, which is unmanaged and does not incur fees and charges.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	-10.71%	-0.45%	0.51%
Class C Shares**	1/31/12	-9.61%	-0.79%	-0.04%
Institutional Shares	10/16/92	-8.78%	0.18%	0.96%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-9.43%	0.69%	1.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. In response to the highest inflation levels experienced in decades, the Federal Reserve (Fed) pursued a series of aggressive hikes in the federal funds rate. The rate hikes drove an increase in interest rates across the entire yield curve, although short-term rates rose higher than long-term rates, leading to an inversion of the two-year to 10-year yield curve. Low unemployment and strong economic activity drove the Fed to raise rates five times during the 12-month period. The Fed raised the federal funds rate target by 25 and 50 basis points in March and May, respectively. They then opted for super-sized increases of 75 basis points each in June, July, and September. The cumulative rate increase was 300 basis points or 3% for the period. Consequently, one-year AAA municipal rates began at 0.13% and ended at 3.06%. Five-year rates began at 0.50% and ended at 3.12%. Ten-year rates began at 1.14% and ended at 3.30%. Twenty-year rates began at 1.47% and ended at 3.73%. A year of rising rates hurt the absolute performance of the Fund as bond prices move in the opposite direction of yields.

Anticipating rate hikes, the Fund reduced its average duration, which contributed to its outperformance relative to its benchmark. The Fund’s bias toward higher-quality bonds and underweighting toward BBB-rated bonds benefitted relative performance. Higher-quality bonds outperformed lower-quality bonds as investors adopted a risk-off attitude for most of the period.

Volatility in the market prompted a greater volume of buying and selling within the Fund, which led to an increase in the Fund’s transaction costs. These costs were a minor drag on performance relative to the benchmark.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities. It is not possible to invest in the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, which is unmanaged and does not incur fees and charges.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	-10.47%	-0.30%	0.69%
Class C Shares**	1/31/12	-9.27%	-0.64%	0.14%
Institutional Shares	10/20/97	-8.42%	0.35%	1.15%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-9.43%	0.69%	1.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. In response to the highest inflation levels experienced in decades, the Federal Reserve (Fed) pursued a series of aggressive hikes in the federal funds rate. The rate hikes drove an increase in interest rates across the entire yield curve, although short-term rates rose higher than long-term rates, leading to an inversion of the two-year to 10-year yield curve. Low unemployment and strong economic activity drove the Fed to raise rates five times during the 12-month period. The Fed raised the federal funds rate target by 25 and 50 basis points in March and May, respectively. The Fed then opted for super-sized increases of 75 basis points each in June, July, and September. The cumulative rate increase was 300 basis points or 3% for the period. Consequently, one-year AAA municipal rates began at 0.13% and ended at 3.06%. Five-year rates began at 0.50% and ended at 3.12%. Ten-year rates began at 1.14% and ended at 3.30%. Twenty-year rates began at 1.47% and ended at 3.73%. A year of rising rates hurt the absolute performance of the Fund as bond prices move in the opposite direction of yields.

Anticipating rate hikes, the Fund reduced its average duration, which contributed to its outperformance relative to its benchmark. The Fund’s bias toward securities with AAA and AA ratings was also a contributing factor, as higher-quality bonds outperformed lower-quality bonds for the period as investors adopted a risk-off attitude for most of the period.

Volatility in the market prompted a greater volume of buying and selling within the Fund, which led to an increase in the Fund’s transaction costs. These costs were a minor drag on performance relative to the benchmark.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities. It is not possible to invest in the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, which is unmanaged and does not incur fees and charges.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	-10.51%	-0.44%	0.47%
Class C Shares**	1/31/12	-9.32%	-0.78%	-0.08%
Institutional Shares	5/17/99	-8.41%	0.22%	0.93%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-9.43%	0.69%	1.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2021 and September 30, 2022?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. In response to the highest inflation levels experienced in decades, the Federal Reserve (Fed) pursued a series of aggressive hikes in the federal funds rate. The rate hikes drove an increase in interest rates across the entire yield curve, although short-term rates rose higher than long-term rates, leading to an inversion of the two-year to 10-year yield curve. Low unemployment and strong economic activity drove the Fed to raise rates five times during the 12-month period. The Fed raised the federal funds rate target by 25 and 50 basis points in March and May, respectively. They then opted for super-sized increases of 75 basis points each in June, July, and September. The cumulative rate increase was 300 basis points or 3% for the period. Consequently, one-year AAA municipal rates began at 0.13% and ended at 3.06%. Five-year rates began at 0.50% and ended at 3.12%. Ten-year rates began at 1.14% and ended at 3.30%. Twenty-year rates began at 1.47% and ended at 3.73%. A year of rising rates hurt the absolute performance of the Fund as bond prices move in the opposite direction of yields.

Anticipating rate hikes, the Fund reduced its average duration, which contributed to its outperformance relative to its benchmark. The Fund’s bias toward securities with AAA and AA ratings was also a contributing factor, as higher-quality bonds outperformed lower-quality bonds for the period as investors adopted a risk-off attitude for most of the period.

Volatility in the market prompted a greater volume of buying and selling within the Fund, which led to an increase in the Fund’s transaction costs. These costs were a minor drag on performance relative to the benchmark.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities. It is not possible to invest in the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, which is unmanaged and does not incur fees and charges.

Portfolio composition is as of September 30, 2022 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2022	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93	-10.03%	-0.16%	0.75%
Class C Shares**	1/31/12	-8.85%	-0.53%	0.20%
Institutional Shares	12/1/93	-7.93%	0.49%	1.21%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-9.43%	0.69%	1.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2022:

Percentage
Sterling Capital Behavioral Large Cap Value Equity Fund	of net assets
Aerospace & Defense	3.1%
Air Freight & Logistics	2.2%
Automobiles	0.5%
Banks	6.1%
Biotechnology	7.3%
Building Products	0.4%
Capital Markets	5.8%
Chemicals	2.6%
Communications Equipment	0.2%
Consumer Finance	1.0%
Diversified Consumer Services	0.6%
Diversified Financial Services	0.3%
Diversified Telecommunication Services	2.5%
Electric Utilities	3.7%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Equity Real Estate Investment Trusts (REITs)	5.2%
Food & Staples Retailing	1.9%
Food Products	3.7%
Gas Utilities	0.5%
Health Care Providers & Services	7.9%
Hotels, Restaurants & Leisure	0.4%
Household Products	0.4%
Insurance	4.5%
IT Services	3.4%
Machinery	2.3%
Media	4.7%
Metals & Mining	1.5%
Mortgage Real Estate Investment Trusts (REITs)	0.8%
Multi-Utilities	2.6%
Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	4.5%
Semiconductors & Semiconductor Equipment	3.3%
Specialty Retail	2.8%
Technology Hardware, Storage & Peripherals	0.6%
Thrifts & Mortgage Finance	0.4%
Tobacco	1.7%
Trading Companies & Distributors	0.3%
Money Market Fund	0.2%
99.7%
Percentage
Sterling Capital Mid Value Fund	of net assets
Auto Components	2.5%
Banks	6.0%
Chemicals	4.0%
Consumer Finance	4.6%
Containers & Packaging	3.2%
Electric Utilities	3.4%
Electrical Equipment	2.3%
Energy Equipment & Services	0.7%
Entertainment	2.5%
Health Care Providers & Services	15.8%
Hotels, Restaurants & Leisure	2.0%
Household Durables	3.9%
Household Products	1.4%
Insurance	9.6%
Interactive Media & Services	1.3%
Internet & Direct Marketing Retail	1.3%
IT Services	5.2%
Machinery	3.2%
Media	2.6%
Oil, Gas & Consumable Fuels	4.3%
Professional Services	5.5%
Real Estate Management & Development	2.6%
Software	2.8%
Specialty Retail	1.8%
Thrifts & Mortgage Finance	3.1%
Trading Companies & Distributors	2.3%
Money Market Fund	2.1%
100.0%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Percentage
Sterling Capital Behavioral Small Cap Value Equity Fund	of net assets
Aerospace & Defense	0.2%
Air Freight & Logistics	1.7%
Airlines	0.3%
Automobiles	0.4%
Banks	18.1%
Building Products	1.3%
Chemicals	1.8%
Commercial Services & Supplies	1.3%
Communications Equipment	0.3%
Construction & Engineering	0.3%
Consumer Finance	2.3%
Diversified Consumer Services	1.1%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	0.9%
Electric Utilities	1.9%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	2.8%
Energy Equipment & Services	0.4%
Equity Real Estate Investment Trusts (REITs).	7.7%
Food & Staples Retailing	2.1%
Food Products	0.2%
Gas Utilities	0.8%
Health Care Equipment & Supplies	1.7%
Health Care Providers & Services	4.6%
Health Care Technology	0.8%
Hotels, Restaurants & Leisure	0.3%
Household Durables	1.6%
Independent Power and Renewable Electricity Producers	0.3%
Insurance	3.3%
Interactive Media & Services	0.4%
IT Services	0.4%
Leisure Products	0.0%*
Marine	1.4%
Media	1.1%
Metals & Mining	1.9%
Mortgage Real Estate Investment Trusts (REITs)	1.9%
Multiline Retail	1.2%
Multi-Utilities	1.6%
Oil, Gas & Consumable Fuels	4.9%
Paper & Forest Products	0.3%
Pharmaceuticals	3.4%
Professional Services	0.7%
Real Estate Management & Development	3.0%
Road & Rail	1.8%
Semiconductors & Semiconductor Equipment	3.0%
Specialty Retail	4.8%
Textiles, Apparel & Luxury Goods.	0.4%
Thrifts & Mortgage Finance	3.0%
Tobacco	0.4%
Trading Companies & Distributors	3.1%
Wireless Telecommunication Services	0.3%
Money Market Fund	0.6%
99.7%
Percentage
Sterling Capital Special Opportunities Fund	of net assets
Aerospace & Defense	1.7%
Auto Components	3.0%
Biotechnology	2.9%
Capital Markets	8.0%
Communications Equipment	3.5%
Consumer Finance	1.7%
Containers & Packaging	2.3%
Electronic Equipment, Instruments & Components	1.9%
Entertainment	3.4%
Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	11.3%
Household Durables	1.5%
Interactive Media & Services	5.7%
Internet & Direct Marketing Retail	4.6%
IT Services	12.0%
Life Sciences Tools & Services	8.1%
Media	3.6%
Pharmaceuticals	2.6%
Professional Services	1.9%
Real Estate Management & Development	2.3%
Semiconductors & Semiconductor Equipment	4.4%
Software	7.3%
Specialty Retail	2.4%
Wireless Telecommunication Services	1.8%
Money Market Fund	0.6%
100.6%

Percentage
Sterling Capital Equity Income Fund	of net assets
Aerospace & Defense	1.9%
Air Freight & Logistics	3.2%
Beverages	3.2%
Biotechnology	3.5%
Capital Markets	6.2%
Chemicals	2.0%
Communications Equipment	6.7%
Consumer Finance	2.0%
Electronic Equipment, Instruments & Components	0.2%
Equity Real Estate Investment Trusts (REITs)	2.5%
Food Products	2.1%
Health Care Equipment & Supplies	6.3%
Health Care Providers & Services	8.1%
Hotels, Restaurants & Leisure	4.4%
Industrial Conglomerates	2.6%
Insurance	12.4%
IT Services	7.7%
Multiline Retail	2.4%
Oil, Gas & Consumable Fuels	0.3%
Pharmaceuticals	6.7%
Professional Services	3.6%
Semiconductors & Semiconductor Equipment	3.6%
Software	3.5%
Specialty Retail	3.9%
Money Market Fund	1.0%
100.0%

*	Amount represents less than 0.05%.

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Percentage
Sterling Capital Behavioral International Equity Fund	of net assets
Australia	6.0%
Austria	0.8%
Belgium	0.9%
China	0.3%
Denmark	0.5%
Finland	0.9%
France	12.1%
Germany	8.2%
Hong Kong	2.2%
Ireland	0.5%
Israel	1.9%
Italy	4.0%
Japan	25.1%
Netherlands	4.7%
Norway	0.8%
Singapore	2.2%
Spain	2.6%
Sweden	1.3%
Switzerland	8.0%
United Kingdom	14.6%
United States	0.7%
Money Market Fund	0.6%
98.9%

Percentage
Sterling Capital SMID Opportunities Fund	of net assets
Aerospace & Defense	2.0%
Auto Components	3.2%
Banks	5.7%
Capital Markets	2.3%
Chemicals	3.5%
Commercial Services & Supplies	4.9%
Communications Equipment	3.4%
Consumer Finance	3.3%
Containers & Packaging	3.1%
Entertainment	2.5%
Equity Real Estate Investment Trusts (REITs)	3.0%
Health Care Equipment & Supplies	5.9%
Health Care Providers & Services	6.1%
Household Durables	3.6%
Independent Power and Renewable Electricity Producers	4.4%
Insurance	4.8%
IT Services	17.8%
Machinery	3.0%
Media	1.5%
Oil, Gas & Consumable Fuels	6.1%
Professional Services	2.6%
Real Estate Management & Development	1.4%
Software	2.7%
Specialty Retail	1.5%
Money Market Fund	1.7%
100.0%
Percentage
Sterling Capital Mid Cap Relative Value Fund	of net assets
Auto Components	1.7%
Banks	7.3%
Building Products	3.1%
Capital Markets	2.8%
Chemicals	2.6%
Communications Equipment	1.0%
Construction & Engineering	1.6%
Containers & Packaging	4.4%
Electronic Equipment, Instruments & Components	6.9%
Entertainment	3.5%
Equity Real Estate Investment Trusts (REITs).	7.2%
Food & Staples Retailing	4.6%
Food Products	2.2%
Gas Utilities	4.5%
Health Care Equipment & Supplies	3.4%
Household Durables	1.4%
Insurance	7.6%
IT Services	2.3%
Leisure Products	1.1%
Life Sciences Tools & Services	6.7%
Machinery	1.9%
Oil, Gas & Consumable Fuels	6.2%
Professional Services	3.3%
Real Estate Management & Development	1.3%
Semiconductors & Semiconductor Equipment	1.2%
Software	3.0%
Trading Companies & Distributors	2.1%
Money Market Fund	4.6%
99.5%

Percentage
Sterling Capital Real Estate Fund	of net assets
Diversified	1.5%
Health Care	7.9%
Hotel & Resort	2.8%
Industrial	12.6%
Office	4.6%
Real Estate Development	1.1%
Residential	17.8%
Retail	10.4%
Specialized	38.3%
Money Market Fund	2.1%
99.1%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Percentage
Sterling Capital Small Cap Value Fund	of net assets
Aerospace & Defense	2.4%
Auto Components	1.4%
Banks	18.2%
Capital Markets	1.7%
Chemicals	2.7%
Construction & Engineering	3.0%
Electric Utilities	2.5%
Electrical Equipment	2.2%
Electronic Equipment, Instruments & Components	4.2%
Entertainment	1.6%
Equity Real Estate Investment Trusts (REITs)	6.7%
Food & Staples Retailing	9.5%
Gas Utilities	2.7%
Household Durables	2.5%
Insurance	7.8%
Life Sciences Tools & Services	2.6%
Machinery	6.1%
Oil, Gas & Consumable Fuels	3.6%
Professional Services	3.9%
Semiconductors & Semiconductor Equipment	6.0%
Software	2.6%
Specialty Retail	1.4%
Trading Companies & Distributors	3.2%
Money Market Fund	1.5%
100.0%

Percentage
Sterling Capital Ultra Short Bond Fund	of net assets
Asset Backed Securities	20.8%
Collateralized Mortgage Obligations	0.7%
Commercial Mortgage-Backed Securities	16.3%
Commercial Paper	1.4%
Corporate Bonds	55.8%
Municipal Bonds	0.9%
U.S. Treasury Notes	1.8%
Money Market Fund	2.3%
100.0%

Percentage
Sterling Capital Short Duration Bond Fund	of net assets
Asset Backed Securities	9.9%
Collateralized Mortgage Obligations	3.4%
Commercial Mortgage-Backed Securities	9.0%
Corporate Bonds	56.3%
Municipal Bonds	4.4%
U.S. Treasury Notes	16.1%
Money Market Fund	1.4%
100.5%

Percentage
Sterling Capital Intermediate U.S. Government Fund	of net assets
Asset Backed Securities	2.0%
Collateralized Mortgage Obligations	14.5%
Commercial Mortgage-Backed Securities	24.3%
Corporate Bonds	2.1%
Mortgage-Backed Securities	28.3%
Municipal Bonds	0.8%
U.S. Government Agencies	13.1%
U.S. Treasury Notes	13.1%
Money Market Fund	4.5%
102.7%
Percentage
Sterling Capital Total Return Bond Fund	of net assets
Asset Backed Securities	16.0%
Collateralized Mortgage Obligations	1.9%
Commercial Mortgage-Backed Securities	15.3%
Corporate Bonds	25.6%
Mortgage-Backed Securities	21.1%
Municipal Bonds	4.4%
U.S. Treasury Bonds	9.1%
U.S. Treasury Notes	6.0%
Money Market Fund	1.3%
100.7%

Percentage
Sterling Capital Long Duration Corporate Bond Fund	of net assets
Corporate Bonds	95.2%
U.S. Government Agencies	0.3%
U.S. Treasury Bonds	2.4%
Money Market Fund	0.7%
98.6%

Percentage
Sterling Capital Quality Income Fund	of net assets
Asset Backed Securities	20.3%
Collateralized Mortgage Obligations	16.6%
Commercial Mortgage-Backed Securities	25.4%
Corporate Bonds	0.9%
Mortgage-Backed Securities	29.6%
U.S. Treasury Bonds	1.3%
U.S. Treasury Notes	4.2%
Money Market Fund	2.1%
100.4%

Percentage
Sterling Capital North Carolina Intermediate Tax-Free Fund	of net assets
North Carolina Municipal Bonds	95.5%
Money Market Fund	3.1%
98.6%

Percentage
Sterling Capital South Carolina Intermediate Tax-Free Fund	of net assets
South Carolina Municipal Bonds	97.8%
Money Market Fund	1.1%
98.9%

Percentage
Sterling Capital Virginia Intermediate Tax-Free Fund	of net assets
District of Columbia Municipal Bonds	2.1%
Virginia Municipal Bonds	94.5%
Money Market Fund	5.2%
101.8%

Percentage
Sterling Capital West Virginia Intermediate Tax-Free Fund	of net assets
West Virginia Municipal Bonds	96.1%
Money Market Fund	2.9%
99.0%

Sterling Capital Funds

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 - 9/30/22	Annualized Expense Ratio During Period 4/1/22 - 9/30/22
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$828.46	$4.81	1.05%
Class C Shares	1,000.00	825.72	8.24	1.80%
Institutional Shares	1,000.00	829.63	3.67	0.80%
Class R6 Shares	1,000.00	830.38	2.80	0.61%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	778.80	5.08	1.14%
Class C Shares	1,000.00	776.19	8.42	1.89%
Institutional Shares	1,000.00	779.78	3.97	0.89%
Class R6 Shares	1,000.00	780.49	3.57	0.80%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	811.31	5.22	1.15%
Class C Shares	1,000.00	808.13	8.61	1.90%
Institutional Shares	1,000.00	812.11	4.04	0.89%
Class R6 Shares	1,000.00	812.27	3.63	0.80%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	794.09	5.17	1.15%
Class C Shares	1,000.00	790.99	8.49	1.89%
Institutional Shares	1,000.00	795.01	4.05	0.90%
Class R6 Shares	1,000.00	795.49	3.69	0.82%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	868.99	4.97	1.06%
Class C Shares	1,000.00	865.56	8.46	1.81%
Institutional Shares	1,000.00	869.90	3.80	0.81%
Class R6 Shares	1,000.00	870.38	3.33	0.71%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	778.26	4.10	0.92%
Class C Shares	1,000.00	774.58	7.43	1.67%
Institutional Shares	1,000.00	778.26	2.99	0.67%
Class R6 Shares	1,000.00	779.36	2.77	0.62%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	796.31	4.68	1.04%
Class C Shares	1,000.00	793.13	8.05	1.79%
Institutional Shares	1,000.00	797.01	3.56	0.79%
Sterling Capital Mid Cap Relative Value Fund
Class A Shares	1,000.00	837.27	5.07	1.10%
Class C Shares	1,000.00	834.56	8.05	1.75%
Institutional Shares	1,000.00	838.32	3.92	0.85%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 - 9/30/22	Annualized Expense Ratio During Period 4/1/22 - 9/30/22
Sterling Capital Real Estate Fund
Class A Shares	$1,000.00	$751.02	$4.74	1.08%
Class C Shares	1,000.00	748.37	8.02	1.83%
Institutional Shares	1,000.00	751.91	3.65	0.83%
Class R6 Shares	1,000.00	752.36	3.21	0.73%
Sterling Capital Small Cap Value Fund
Class A Shares	1,000.00	816.84	5.78	1.27%
Class C Shares	1,000.00	813.81	9.18	2.02%
Institutional Shares	1,000.00	817.86	4.65	1.02%
Class R6 Shares	1,000.00	818.20	4.19	0.92%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	999.03	2.61	0.52%
Institutional Shares	1,000.00	1,000.28	1.35	0.27%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	976.84	3.72	0.75%
Class C Shares	1,000.00	974.29	7.37	1.49%
Institutional Shares	1,000.00	979.22	2.43	0.49%
Class R6 Shares	1,000.00	978.49	2.03	0.41%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	938.21	3.64	0.75%
Class C Shares	1,000.00	934.53	7.27	1.50%
Institutional Shares	1,000.00	938.35	2.43	0.50%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	909.40	3.35	0.70%
Class C Shares	1,000.00	905.19	6.93	1.45%
Institutional Shares	1,000.00	909.65	2.15	0.45%
Class R6 Shares	1,000.00	911.00	1.68	0.35%
Sterling Capital Long Duration Corporate Bond Fund
Class A Shares	1,000.00	795.39	3.15	0.70%
Class C Shares	1,000.00	790.95	6.47	1.44%
Institutional Shares	1,000.00	796.40	2.03	0.45%
Class R6 Shares	1,000.00	796.76	1.62	0.45%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	935.57	4.12	0.85%
Class C Shares	1,000.00	933.42	7.32	1.51%
Institutional Shares	1,000.00	936.86	2.91	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	956.91	4.12	0.84%
Class C Shares	1,000.00	953.25	7.79	1.59%
Institutional Shares	1,000.00	957.15	2.89	0.59%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	960.24	4.28	0.87%
Class C Shares	1,000.00	956.61	7.95	1.62%
Institutional Shares	1,000.00	961.12	3.05	0.62%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	960.69	4.13	0.84%
Class C Shares	1,000.00	957.10	7.75	1.58%
Institutional Shares	1,000.00	961.90	2.90	0.59%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 - 9/30/22	Annualized Expense Ratio During Period 4/1/22 - 9/30/22
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$958.66	$4.12	0.84%
Class C Shares	1,000.00	954.18	7.69	1.57%
Institutional Shares	1,000.00	958.94	2.90	0.59%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 365 (to reflect the six month period).

Sterling Capital Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 - 9/30/22	Annualized Expense Ratio During Period 4/1/22 - 9/30/22
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,019.80	$5.32	1.05%
Class C Shares	1,000.00	1,016.04	9.10	1.80%
Institutional Shares	1,000.00	1,021.06	4.05	0.80%
Class R6 Shares	1,000.00	1,022.01	3.09	0.61%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.35	5.77	1.14%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Class R6 Shares	1,000.00	1,021.06	4.05	0.80%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.30	5.82	1.15%
Class C Shares	1,000.00	1,015.54	9.60	1.90%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Class R6 Shares	1,000.00	1,021.06	4.05	0.80%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.30	5.82	1.15%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.56	4.56	0.90%
Class R6 Shares	1,000.00	1,020.96	4.15	0.82%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.75	5.37	1.06%
Class C Shares	1,000.00	1,015.99	9.15	1.81%
Institutional Shares	1,000.00	1,021.01	4.10	0.81%
Class R6 Shares	1,000.00	1,021.51	3.60	0.71%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Class C Shares	1,000.00	1,016.70	8.44	1.67%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Class R6 Shares	1,000.00	1,021.96	3.14	0.62%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.09	9.05	1.79%
Institutional Shares	1,000.00	1,021.11	4.00	0.79%
Sterling Capital Mid Cap Relative Value Fund
Class A Shares	1,000.00	1,019.55	5.57	1.10%
Class C Shares	1,000.00	1,016.29	8.85	1.75%
Institutional Shares	1,000.00	1,020.81	4.31	0.85%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 - 9/30/22	Annualized Expense Ratio During Period 4/1/22 - 9/30/22
Sterling Capital Real Estate Fund
Class A Shares	$1,000.00	$1,019.65	$5.47	1.08%
Class C Shares	1,000.00	1,015.89	9.25	1.83%
Institutional Shares	1,000.00	1,020.91	4.20	0.83%
Class R6 Shares	1,000.00	1,021.41	3.70	0.73%
Sterling Capital Small Cap Value Fund
Class A Shares	1,000.00	1,018.70	6.43	1.27%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Class R6 Shares	1,000.00	1,020.46	4.66	0.92%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,022.46	2.64	0.52%
Institutional Shares	1,000.00	1,023.71	1.37	0.27%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.31	3.80	0.75%
Class C Shares	1,000.00	1,017.60	7.54	1.49%
Institutional Shares	1,000.00	1,022.61	2.48	0.49%
Class R6 Shares	1,000.00	1,023.01	2.08	0.41%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,021.31	3.80	0.75%
Class C Shares	1,000.00	1,017.55	7.59	1.50%
Institutional Shares	1,000.00	1,022.56	2.54	0.50%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.80	7.33	1.45%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Class R6 Shares	1,000.00	1,023.31	1.78	0.35%
Sterling Capital Long Duration Corporate Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.85	7.28	1.44%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Class R6 Shares	1,000.00	1,022.81	1.83	0.45%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,017.50	7.64	1.51%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.86	4.26	0.84%
Class C Shares	1,000.00	1,017.10	8.04	1.59%
Institutional Shares	1,000.00	1,022.11	2.99	0.59%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.71	4.41	0.87%
Class C Shares	1,000.00	1,016.95	8.19	1.62%
Institutional Shares	1,000.00	1,021.96	3.14	0.62%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.86	4.26	0.84%
Class C Shares	1,000.00	1,017.15	7.99	1.58%
Institutional Shares	1,000.00	1,022.11	2.99	0.59%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 - 9/30/22	Annualized Expense Ratio During Period 4/1/22 - 9/30/22
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,020.86	$4.26	0.84%
Class C Shares	1,000.00	1,017.20	7.94	1.57%
Institutional Shares	1,000.00	1,022.11	2.99	0.59%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 365 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 99.5%

	Aerospace & Defense — 3.1%
2,200	General Dynamics Corp.	$466,774
1,000	Lockheed Martin Corp.	386,290
		853,064

	Air Freight & Logistics — 2.2%
1,800	FedEx Corp.	267,246
2,200	United Parcel Service, Inc., Class B	355,388
		622,634

	Automobiles — 0.5%
3,650	Harley-Davidson, Inc.	127,312

	Banks — 6.1%
4,453	Bank OZK	176,161
1,950	Comerica, Inc.	138,645
5,350	First Hawaiian, Inc.	131,771
12,450	FNB Corp.	144,420
10,150	Huntington Bancshares, Inc.	133,777
3,200	PNC Financial Services Group, Inc. (The)	478,144
2,000	Popular, Inc.	144,120
6,400	Regions Financial Corp.	128,448
3,750	Synovus Financial Corp.	140,662
1,800	Webster Financial Corp.	81,360
		1,697,508

	Biotechnology — 7.3%
2,650	AbbVie, Inc.	355,656
1,250	Amgen, Inc.	281,750
7,950	Gilead Sciences, Inc.	490,436
750	Regeneron Pharmaceuticals, Inc.(a)	516,652
1,400	Vertex Pharmaceuticals, Inc.(a)	405,356
		2,049,850

	Building Products — 0.4%
1,600	Owens Corning	125,776

	Capital Markets — 5.8%
4,500	Bank of New York Mellon Corp. (The)	173,340
3,900	Carlyle Group, Inc. (The)	100,776
2,250	CME Group, Inc.	398,542
650	LPL Financial Holdings, Inc.	142,012
6,500	Morgan Stanley	513,565
1,600	Raymond James Financial, Inc .	158,112
5,800	Virtu Financial, Inc., Class A	120,466
		1,606,813

	Chemicals — 2.6%
1,800	CF Industries Holdings, Inc.	173,250
4,000	Chemours Co. (The)	98,600
7,700	Dow, Inc.	338,261
1,400	Westlake Corp.	121,632
		731,743

	Communications Equipment — 0.2%
1,650	Cisco Systems, Inc.	66,000
Shares		Fair Value
COMMON STOCKS — (continued)

	Consumer Finance — 1.0%
1,500	Discover Financial Services	$136,380
9,300	SLM Corp.	130,107
		266,487

	Diversified Consumer Services — 0.6%
3,700	H&R Block, Inc.	157,398

	Diversified Financial Services — 0.3%
1,950	Apollo Global Management, Inc.	90,675

	Diversified Telecommunication Services — 2.5%
34,800	AT&T, Inc.	533,832
4,200	Lumen Technologies, Inc.	30,576
3,357	Verizon Communications, Inc.	127,465
		691,873

	Electric Utilities — 3.7%
4,800	American Electric Power Co., Inc.	414,960
1,750	Duke Energy Corp.	162,785
6,900	Southern Co. (The)	469,200
		1,046,945

	Electrical Equipment — 0.5%
4,300	nVent Electric PLC	135,923

	Electronic Equipment, Instruments & Components — 0.5%
2,350	Jabil, Inc.	135,619

	Equity Real Estate Investment Trusts (REITs) — 5.2%
7,350	Brixmor Property Group, Inc.	135,755
3,150	EPR Properties	112,959
6,900	Realty Income Corp.	401,580
3,350	Simon Property Group, Inc.	300,662
3,000	Spirit Realty Capital, Inc.	108,480
13,050	VICI Properties, Inc.	389,542
		1,448,978

	Food & Staples Retailing — 1.9%
5,550	Albertsons Cos., Inc., Class A	137,973
8,950	Kroger Co. (The)	391,563
		529,536

	Food Products — 3.7%
5,800	Archer-Daniels-Midland Co.	466,610
2,550	General Mills, Inc.	195,355
10,750	Kraft Heinz Co. (The)	358,513
		1,020,478

	Gas Utilities — 0.5%
2,200	National Fuel Gas Co.	135,410

	Health Care Providers & Services — 7.9%
5,400	Centene Corp.(a)	420,174
1,200	Cigna Corp.	332,964
6,300	CVS Health Corp.	600,831
824	Elevance Health, Inc.	374,294

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
COMMON STOCKS — (continued)
	Health Care Providers & Services — (continued)
1,424	McKesson Corp.	$483,975
		2,212,238

	Hotels, Restaurants & Leisure — 0.4%
2,600	Boyd Gaming Corp.	123,890

	Household Products — 0.4%
1,500	Colgate-Palmolive Co.	105,375

	Insurance — 4.5%
2,150	Aflac, Inc.	120,830
1,400	Chubb, Ltd.	254,632
6,500	MetLife, Inc.	395,070
3,950	Prudential Financial, Inc.	338,831
4,100	Unum Group	159,080
		1,268,443
	IT Services — 3.4%
5,700	Cognizant Technology Solutions Corp., Class A	327,408
2,250	Fiserv, Inc.(a)	210,532
3,350	International Business Machines Corp.	398,014
		935,954

	Machinery — 2.3%
3,850	Allison Transmission Holdings, Inc.	129,976
550	Crane Holdings Co.	48,147
1,100	Deere & Co.	367,279
550	Snap-on, Inc.	110,743
		656,145

	Media — 4.7%
1,000	Charter Communications, Inc., Class A(a)	303,350
12,200	Comcast Corp., Class A	357,826
4,050	Fox Corp., Class A	124,254
4,250	Fox Corp., Class B	121,125
894	Nexstar Media Group, Inc.	149,164
2,000	Omnicom Group, Inc.	126,180
23,300	Sirius XM Holdings, Inc.	133,043
		1,314,942

	Metals & Mining — 1.5%
1,400	Nucor Corp.	149,786
750	Reliance Steel & Aluminum Co.	130,807
2,000	Steel Dynamics, Inc.	141,900
		422,493

	Mortgage Real Estate Investment Trusts (REITs) — 0.8%
11,400	AGNC Investment Corp.	95,988
6,350	Starwood Property Trust, Inc.	115,697
		211,685

	Multi-Utilities — 2.6%
4,600	Consolidated Edison, Inc.	394,496
Shares		Fair Value
COMMON STOCKS — (continued)
	Multi-Utilities — (continued)
2,150	Sempra Energy	$322,371
		716,867

	Oil, Gas & Consumable Fuels — 8.8%
5,400	ConocoPhillips	552,636
3,450	EOG Resources, Inc.	385,469
9,950	Exxon Mobil Corp.	868,734
5,050	Occidental Petroleum Corp.	310,322
1,550	Pioneer Natural Resources Co.	335,622
		2,452,783

	Pharmaceuticals — 4.5%
9,300	Bristol-Myers Squibb Co.	661,137
6,750	Merck & Co., Inc.	581,310
		1,242,447

	Semiconductors & Semiconductor Equipment — 3.3%
776	Broadcom, Inc.	344,552
750	KLA Corp.	226,972
5,600	Microchip Technology, Inc.	341,768
		913,292

	Specialty Retail — 2.8%
1,200	AutoNation, Inc.(a)	122,244
190	AutoZone, Inc.(a)	406,967
200	O'Reilly Automotive, Inc.(a)	140,670
1,200	Penske Automotive Group, Inc.	118,116
		787,997

	Technology Hardware, Storage & Peripherals — 0.6%
10,550	Hewlett Packard Enterprise Co.	126,389
2,000	HP, Inc.	49,840
		176,229

	Thrifts & Mortgage Finance — 0.4%
9,750	MGIC Investment Corp.	124,995

	Tobacco — 1.7%
11,450	Altria Group, Inc.	462,351

	Trading Companies & Distributors — 0.3%
3,800	Univar Solutions, Inc.(a)	86,412

	Total Common Stocks
	(Cost $28,446,579)	27,754,560

Continued

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
MONEY MARKET FUND — 0.2%
52,736	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	$52,736

	Total Money Market Fund
	(Cost $52,736)	52,736

Total Investments — 99.7%
(Cost $28,499,315)		27,807,296
Net Other Assets (Liabilities) — 0.3%		78,165
NET ASSETS — 100.0%		$27,885,461

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

Continued

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 97.9%
	Auto Components — 2.5%
48,946	Gentex Corp.	$1,166,873

	Banks — 6.0%
9,843	M&T Bank Corp.	1,735,518
13,805	SouthState Corp.	1,092,251
		2,827,769

	Chemicals — 4.0%
32,785	Corteva, Inc.	1,873,663

	Consumer Finance — 4.6%
105,399	SLM Corp.	1,474,532
24,950	Synchrony Financial	703,340
		2,177,872

	Containers & Packaging — 3.2%
18,402	Crown Holdings, Inc.	1,491,114

	Electric Utilities — 3.4%
32,365	ALLETE, Inc.	1,619,868

	Electrical Equipment — 2.3%
28,926	Sensata Technologies Holding PLC	1,078,361

	Energy Equipment & Services — 0.7%
24,095	Core Laboratories NV	324,801

	Entertainment — 2.5%
10,683	Take-Two Interactive Software, Inc.(a)	1,164,447

	Health Care Providers & Services — 15.8%
23,318	Centene Corp.(a)	1,814,373
5,651	Cigna Corp.	1,567,983
19,255	Encompass Health Corp.	870,904
5,834	Laboratory Corp. of America Holdings	1,194,861
5,825	McKesson Corp.	1,979,743
		7,427,864

	Hotels, Restaurants & Leisure — 2.0%
7,665	Hilton Worldwide Holdings, Inc.	924,552

	Household Durables — 3.9%
6,524	Mohawk Industries, Inc.(a)	594,924
51,180	Tempur Sealy International, Inc.	1,235,485
		1,830,409

	Household Products — 1.4%
16,805	Spectrum Brands Holdings, Inc.	655,899

	Insurance — 9.6%
5,517	Enstar Group, Ltd.(a)	935,628
18,089	Globe Life, Inc.	1,803,473
9,848	Lincoln National Corp.	432,426
1,219	Markel Corp.(a)	1,321,664
		4,493,191

	Interactive Media & Services — 1.3%
11,281	IAC, Inc.(a)	624,742
Shares		Fair Value
COMMON STOCKS — (continued)
	Internet & Direct Marketing Retail — 1.3%
16,994	eBay, Inc.	$625,549

	IT Services — 5.2%
12,718	Euronet Worldwide, Inc.(a)	963,516
13,637	Global Payments, Inc.	1,473,478
		2,436,994

	Machinery — 3.2%
69,482	Trinity Industries, Inc.	1,483,441

	Media — 2.6%
16,762	Liberty Broadband Corp., Class C(a)	1,237,036

	Oil, Gas & Consumable Fuels — 4.3%
59,697	CNX Resources Corp.(a)	927,094
5,019	Pioneer Natural Resources Co.	1,086,764
		2,013,858

	Professional Services — 5.5%
13,091	ASGN, Inc.(a)	1,183,034
12,976	Jacobs Solutions, Inc.	1,407,766
		2,590,800

	Real Estate Management & Development — 2.6%
17,987	CBRE Group, Inc., Class A(a)	1,214,302

	Software — 2.8%
68,875	NCR Corp.(a)	1,309,314

	Specialty Retail — 1.8%
12,501	CarMax, Inc.(a)	825,316

	Thrifts & Mortgage Finance — 3.1%
76,210	Radian Group, Inc.	1,470,091

	Trading Companies & Distributors — 2.3%
35,591	Air Lease Corp.	1,103,677

	Total Common Stocks
	(Cost $40,213,845)	45,991,803

MONEY MARKET FUND — 2.1%

996,660	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	996,660

	Total Money Market Fund
	(Cost $996,660)	996,660

Total Investments — 100.0%
(Cost $41,210,505)		46,988,463
Net Other Assets (Liabilities) — 0.0%		(19,293)
NET ASSETS — 100.0%		$46,969,170

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 99.1%
	Aerospace & Defense — 0.2%
1,318	Textron, Inc.	$76,787

	Air Freight & Logistics — 1.7%
6,330	Air Transport Services Group, Inc.(a)	152,490
4,834	Atlas Air Worldwide Holdings, Inc.(a)	461,985
		614,475

	Airlines — 0.3%
2,864	Alaska Air Group, Inc.(a)	112,126

	Automobiles — 0.4%
3,695	Harley-Davidson, Inc.	128,882

	Banks — 18.1%
3,106	1st Source Corp.	143,808
5,205	Ameris Bancorp	232,716
10,590	Associated Banc-Corp	212,647
8,519	Banc of California, Inc.	136,048
5,334	Bank OZK	211,013
5,999	BankUnited, Inc.	204,986
5,913	Byline Bancorp, Inc.	119,738
5,561	Cathay General Bancorp	213,876
3,572	Community Trust Bancorp, Inc.	144,845
5,853	ConnectOne Bancorp, Inc.	134,970
10,348	CrossFirst Bankshares, Inc.(a)	135,041
6,199	Customers Bancorp, Inc.(a)	182,747
3,613	Eagle Bancorp, Inc.	161,935
17,406	First BanCorp.	238,114
5,691	First Financial Corp.	257,176
6,653	Flushing Financial Corp.	128,869
10,807	FNB Corp.	125,361
13,180	Fulton Financial Corp.	208,244
2,590	Great Southern Bancorp, Inc.	147,811
5,544	Hancock Whitney Corp.	253,971
7,983	Hanmi Financial Corp.	189,037
22,645	Hope Bancorp, Inc.	286,233
8,672	Horizon Bancorp, Inc.	155,749
5,787	Independent Bank Corp.	110,532
4,198	Mercantile Bank Corp.	124,723
5,278	Midland States Bancorp, Inc.	124,402
8,196	OceanFirst Financial Corp.	152,773
7,432	OFG Bancorp	186,766
10,520	Old Second Bancorp, Inc.	137,286
4,456	Peapack-Gladstone Financial Corp.	149,944
3,463	Popular, Inc.	249,544
5,348	Premier Financial Corp.	137,444
6,012	QCR Holdings, Inc.	306,251
5,610	RBB Bancorp	116,576
5,323	Synovus Financial Corp.	199,666
5,790	Univest Financial Corp.	135,949
2,496	Zions Bancorp NA	126,947
		6,483,738

	Building Products — 1.3%
1,825	Builders FirstSource, Inc.(a)	107,529
2,560	Owens Corning	201,242
Shares		Fair Value
COMMON STOCKS — (continued)
	Building Products — (continued)
2,013	UFP Industries, Inc.	$145,258
		454,029

	Chemicals — 1.8%
4,194	AdvanSix, Inc.	134,627
1,571	CF Industries Holdings, Inc.	151,209
4,773	Mosaic Co. (The)	230,679
1,494	Westlake Corp.	129,799
		646,314

	Commercial Services & Supplies — 1.3%
18,090	CoreCivic, Inc.(a)	159,916
22,730	GEO Group, Inc. (The)(a)	175,021
4,628	Heritage-Crystal Clean, Inc.(a)	136,850
		471,787

	Communications Equipment — 0.3%
1,252	Lumentum Holdings, Inc.(a)	85,850

	Construction & Engineering — 0.3%
4,845	Sterling Infrastructure, Inc.(a)	104,022

	Consumer Finance — 2.3%
4,996	Ally Financial, Inc.	139,039
4,378	Bread Financial Holdings, Inc.	137,688
2,840	Encore Capital Group, Inc.(a)	129,163
5,074	Enova International, Inc.(a)	148,516
2,103	Nelnet, Inc., Class A	166,536
7,116	SLM Corp.	99,553
		820,495

	Diversified Consumer Services — 1.1%
3,507	H&R Block, Inc.	149,188
13,315	Perdoceo Education Corp.(a)	137,144
2,598	Stride, Inc.(a)	109,194
		395,526

	Diversified Financial Services — 0.8%
5,017	A-Mark Precious Metals, Inc.	142,433
2,099	Voya Financial, Inc.	126,989
		269,422

	Diversified Telecommunication Services — 0.9%
6,747	EchoStar Corp., Class A(a)	111,123
20,095	Liberty Latin America, Ltd., Class C(a)	123,584
10,389	Lumen Technologies, Inc.	75,632
		310,339

	Electric Utilities — 1.9%
3,642	ALLETE, Inc.	182,282
3,511	OGE Energy Corp.	128,011
3,962	Otter Tail Corp.	243,742
1,854	Pinnacle West Capital Corp.	119,602
		673,637

	Electrical Equipment — 0.8%
1,300	Atkore, Inc.(a)	101,153

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
COMMON STOCKS — (continued)
	Electrical Equipment — (continued)
1,743	Encore Wire Corp.	$201,386
		302,539
	Electronic Equipment, Instruments & Components — 2.8%
4,550	CTS Corp.	189,508
1,606	Jabil, Inc.	92,682
8,613	Knowles Corp.(a)	104,820
5,118	Sanmina Corp.(a)	235,838
13,351	TTM Technologies, Inc.(a)	175,966
11,060	Vishay Intertechnology, Inc.	196,757
		995,571

	Energy Equipment & Services — 0.4%
1,264	Nabors Industries, Ltd.(a)	128,233

	Equity Real Estate Investment Trusts (REITs) — 7.7%
8,977	Acadia Realty Trust	113,290
7,983	Alexander & Baldwin, Inc.	132,358
15,213	Apple Hospitality REIT, Inc.	213,895
3,437	Cousins Properties, Inc.	80,254
7,611	CTO Realty Growth, Inc.	142,630
21,175	DiamondRock Hospitality Co.	159,024
2,656	EPR Properties	95,244
9,653	Essential Properties Realty Trust, Inc.	187,751
2,021	Kilroy Realty Corp.	85,104
12,070	Kimco Realty Corp.	222,209
7,311	Medical Properties Trust, Inc.	86,708
2,820	National Retail Properties, Inc.	112,405
4,178	Omega Healthcare Investors, Inc.	123,209
8,098	Park Hotels & Resorts, Inc.	91,183
11,244	Piedmont Office Realty Trust, Inc., Class A	118,737
4,449	PotlatchDeltic Corp.	182,587
1,923	Regency Centers Corp.	103,554
1,895	SL Green Realty Corp.	76,103
3,965	STORE Capital Corp.	124,223
7,551	VICI Properties, Inc.	225,397
13,589	Whitestone REIT	114,963
		2,790,828

	Food & Staples Retailing — 2.1%
4,243	Albertsons Cos., Inc., Class A	105,481
11,525	SpartanNash Co.	334,456
7,487	Sprouts Farmers Market, Inc.(a)	207,764
3,081	United Natural Foods, Inc.(a)	105,894
		753,595

	Food Products — 0.2%
2,484	Pilgrim's Pride Corp.(a)	57,182

	Gas Utilities — 0.8%
1,305	Atmos Energy Corp.	132,914
2,459	National Fuel Gas Co.	151,352
131	ONE Gas, Inc.	9,221
		293,487
Shares		Fair Value
COMMON STOCKS — (continued)
	Health Care Equipment & Supplies — 1.7%
6,211	Avanos Medical, Inc.(a)	$135,276
3,007	Envista Holdings Corp.(a)	98,660
4,059	Meridian Bioscience, Inc.(a)	127,980
1,277	QuidelOrtho Corp.(a)	91,280
7,001	Varex Imaging Corp.(a)	148,001
		601,197

	Health Care Providers & Services — 4.6%
2,051	Acadia Healthcare Co., Inc.(a)	160,347
9,170	AdaptHealth Corp.(a)	172,213
1,383	AMN Healthcare Services, Inc.(a)	146,543
1,749	DaVita, Inc.(a)	144,765
1,593	Ensign Group, Inc. (The)	126,643
2,913	Fulgent Genetics, Inc.(a)	111,044
1,780	Henry Schein, Inc.(a)	117,071
46	ModivCare, Inc.(a)	4,585
503	Molina Healthcare, Inc.(a)	165,909
3,294	Premier, Inc., Class A	111,798
4,372	Tenet Healthcare Corp.(a)	225,508
998	U.S. Physical Therapy, Inc.	75,868
1,117	Universal Health Services, Inc., Class B	98,497
		1,660,791

	Health Care Technology — 0.8%
4,492	Computer Programs & Systems, Inc.(a)	125,237
6,816	HealthStream, Inc.(a)	144,908
		270,145

	Hotels, Restaurants & Leisure — 0.3%
3,392	Dave & Buster's Entertainment, Inc.(a)	105,254

	Household Durables — 1.6%
2,001	Ethan Allen Interiors, Inc.	42,301
3,192	PulteGroup, Inc.	119,700
7,881	Taylor Morrison Home Corp.(a)	183,785
1,931	Toll Brothers, Inc.	81,102
10,487	TRI Pointe Homes, Inc.(a)	158,459
		585,347

	Independent Power and Renewable Electricity Producers — 0.3%
5,164	Vistra Corp.	108,444

	Insurance — 3.3%
4,268	Argo Group International Holdings, Ltd.	82,202
2,832	Assured Guaranty, Ltd.	137,210
2,557	Axis Capital Holdings, Ltd.	125,677
2,867	Brighthouse Financial, Inc.(a)	124,485
483	Everest Re Group, Ltd.	126,758
51,140	Genworth Financial, Inc., Class A(a)	178,990
115	Lincoln National Corp.	5,050
5,594	Old Republic International Corp.	117,082
929	RenaissanceRe Holdings, Ltd.	130,422
3,556	Unum Group	137,973
		1,165,849

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
COMMON STOCKS — (continued)
	Interactive Media & Services — 0.4%
3,721	Yelp, Inc.(a)	$126,179

	IT Services — 0.4%
5,900	International Money Express, Inc.(a)	134,461

	Leisure Products — 0.0%
266	Vista Outdoor, Inc.(a)	6,469

	Marine — 1.4%
2,611	Eagle Bulk Shipping, Inc.	112,743
8,718	Genco Shipping & Trading, Ltd.	109,237
4,793	Matson, Inc.	294,865
		516,845

	Media — 1.1%
13,213	Altice USA, Inc., Class A(a)	77,032
1,708	Interpublic Group of Cos., Inc. (The)	43,725
900	Nexstar Media Group, Inc.	150,165
6,019	Sinclair Broadcast Group, Inc., Class A	108,883
		379,805

	Metals & Mining — 1.9%
1,612	Steel Dynamics, Inc.	114,372
19,637	SunCoke Energy, Inc.	114,091
11,016	TimkenSteel Corp.(a)	165,130
4,918	U.S. Steel Corp.	89,114
6,846	Warrior Met Coal, Inc.	194,700
		677,407

	Mortgage Real Estate Investment Trusts (REITs) — 1.9%
10,708	Ares Commercial Real Estate Corp.	111,899
10,176	Blackstone Mortgage Trust, Inc., Class A	237,508
8,446	KKR Real Estate Finance Trust, Inc.	137,247
10,261	Ready Capital Corp.	104,047
12,370	Rithm Capital Corp.	90,548
		681,249

	Multiline Retail — 1.2%
675	Dillard's, Inc., Class A	184,113
11,649	Macy's, Inc.	182,540
4,734	Nordstrom, Inc.	79,200
		445,853

	Multi-Utilities — 1.6%
5,418	Avista Corp.	200,737
2,709	Black Hills Corp.	183,480
4,039	NorthWestern Corp.	199,042
		583,259

	Oil, Gas & Consumable Fuels — 4.9%
1,183	Chord Energy Corp.	161,799
14,280	CNX Resources Corp.(a)	221,768
1,007	Laredo Petroleum, Inc.(a)	63,290
9,583	Marathon Oil Corp.	216,384
10,745	Murphy Oil Corp.	377,902
3,571	PDC Energy, Inc.	206,368
Shares		Fair Value
COMMON STOCKS — (continued)
	Oil, Gas & Consumable Fuels — (continued)
29,081	Permian Resources Corp.(a)	$197,751
5,828	SM Energy Co.	219,191
6,220	Talos Energy, Inc.(a)	103,563
		1,768,016

	Paper & Forest Products — 0.3%
2,218	Louisiana-Pacific Corp.	113,540

	Pharmaceuticals — 3.4%
24,896	Amneal Pharmaceuticals, Inc.(a)	50,290
7,928	Amphastar Pharmaceuticals, Inc.(a)	222,777
6,232	Corcept Therapeutics, Inc.(a)	159,788
7,832	Innoviva, Inc.(a)	90,930
766	Jazz Pharmaceuticals PLC(a)	102,100
3,490	Organon & Co.	81,666
4,005	Prestige Consumer Healthcare, Inc.(a)	199,569
6,273	Supernus Pharmaceuticals, Inc.(a)	212,341
11,064	Viatris, Inc.	94,265
		1,213,726

	Professional Services — 0.7%
1,546	CRA International, Inc.	137,192
769	Forrester Research, Inc.(a)	27,692
3,396	Heidrick & Struggles International, Inc.	88,262
		253,146

	Real Estate Management & Development — 3.0%
16,523	Anywhere Real Estate, Inc.(a)	134,002
6,432	Cushman & Wakefield PLC(a)	73,646
11,714	Forestar Group, Inc.(a)	131,080
1,870	Howard Hughes Corp. (The)(a)	103,579
864	Jones Lang LaSalle, Inc.(a)	130,524
10,315	Kennedy-Wilson Holdings, Inc.	159,470
16,086	Newmark Group, Inc., Class A	129,653
5,049	RE/MAX Holdings, Inc., Class A	95,477
4,067	RMR Group, Inc. (The), Class A	96,347
		1,053,778

	Road & Rail — 1.8%
4,103	ArcBest Corp.	298,411
6,052	Covenant Logistics Group, Inc.	173,692
12,120	Daseke, Inc.(a)	65,569
2,246	Knight-Swift Transportation Holdings, Inc.	109,897
		647,569

	Semiconductors & Semiconductor Equipment — 3.0%
3,609	Alpha & Omega Semiconductor, Ltd.(a)	111,013
14,048	Amkor Technology, Inc.	239,518
2,226	Axcelis Technologies, Inc.(a)	134,807
9,771	Photronics, Inc.(a)	142,852
12,356	Rambus, Inc.(a)	314,089
9,207	SMART Global Holdings, Inc.(a)	146,115
		1,088,394

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
COMMON STOCKS — (continued)
	Specialty Retail — 4.8%
1,244	Asbury Automotive Group, Inc.(a)	$187,969
2,091	AutoNation, Inc.(a)	213,010
3,400	Buckle, Inc. (The)	107,644
4,346	Caleres, Inc.	105,260
8,830	Designer Brands, Inc., Class A	135,187
2,414	Genesco, Inc.(a)	94,919
1,260	Group 1 Automotive, Inc.	180,016
409	Lithia Motors, Inc.	87,751
2,978	MarineMax, Inc.(a)	88,715
675	Murphy USA, Inc.	185,564
1,093	Penske Automotive Group, Inc.	107,584
3,986	Signet Jewelers, Ltd.	227,959
		1,721,578

	Textiles, Apparel & Luxury Goods — 0.4%
1,481	Oxford Industries, Inc.	132,964

	Thrifts & Mortgage Finance — 3.0%
5,708	Essent Group, Ltd.	199,038
1,567	Federal Agricultural Mortgage Corp., Class C	155,352
8,458	MGIC Investment Corp.	108,431
6,052	Mr Cooper Group, Inc.(a)	245,106
11,780	Radian Group, Inc.	227,236
4,521	TrustCo Bank Corp. NY	142,050
		1,077,213

	Tobacco — 0.4%
15,492	Vector Group, Ltd.	136,484

	Trading Companies & Distributors — 3.1%
2,361	BlueLinx Holdings, Inc.(a)	146,618
5,516	Boise Cascade Co.	327,981
7,044	Rush Enterprises, Inc., Class A	308,950
5,643	Titan Machinery, Inc.(a)	159,471
1,854	Veritiv Corp.(a)	181,266
		1,124,286

	Wireless Telecommunication Services — 0.3%
4,521	U.S. Cellular Corp.(a)	117,682

	Total Common Stocks
	(Cost $36,127,182)	35,465,794

WARRANTS — 0.0%
	Energy Equipment & Services — 0.0%
911	Nabors Industries, Ltd., 06/11/2026(a)	16,535

	Total Warrants
	(Cost $–)	16,535
Shares		Fair Value
MONEY MARKET FUND — 0.6%
212,418	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	$212,418

	Total Money Market Fund
	(Cost $212,418)	212,418

Total Investments — 99.7%
(Cost $36,339,600)		35,694,747
Net Other Assets (Liabilities) — 0.3%		97,408
NET ASSETS — 100.0%		$35,792,155

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

Continued

Sterling Capital Special Opportunities Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 1.7%
39,260	General Dynamics Corp.	$8,329,794

	Auto Components — 3.0%
189,464	Aptiv PLC(a)	14,817,979

	Biotechnology — 2.9%
20,687	Regeneron Pharmaceuticals, Inc.(a)	14,250,654

	Capital Markets — 8.0%
347,512	Charles Schwab Corp. (The)	24,975,688
48,024	S&P Global, Inc.	14,664,128
		39,639,816
	Communications Equipment — 3.5%
120,813	F5, Inc.(a)	17,485,266

	Consumer Finance — 1.7%
89,457	Capital One Financial Corp.	8,245,252

	Containers & Packaging — 2.3%
231,810	Ball Corp.	11,201,059

	Electronic Equipment, Instruments & Components — 1.9%
39,730	Amphenol Corp., Class A	2,660,321
190,166	Coherent Corp.(a)	6,627,285
		9,287,606
	Entertainment — 3.4%
155,176	Take-Two Interactive Software, Inc.(a)	16,914,184

	Health Care Equipment & Supplies — 2.1%
155,701	Hologic, Inc.(a)	10,045,829

	Health Care Providers & Services — 11.3%
132,244	HCA Healthcare, Inc.	24,305,125
62,628	UnitedHealth Group, Inc.	31,629,645
		55,934,770
	Household Durables — 1.5%
99,917	Lennar Corp., Class A	7,448,812

	Interactive Media & Services — 5.7%
292,481	Alphabet, Inc., Class C(a)	28,122,048

	Internet & Direct Marketing Retail — 4.6%
200,885	Amazon.com, Inc.(a)	22,700,005

	IT Services — 12.0%
226,574	Akamai Technologies, Inc.(a)	18,198,424
11,171	Global Payments, Inc.	1,207,026
239,848	PayPal Holdings, Inc.(a)	20,643,717
108,572	Visa, Inc., Class A	19,287,816
		59,336,983
	Life Sciences Tools & Services — 8.1%
100,081	Danaher Corp.	25,849,921
Shares		Fair Value
COMMON STOCKS — (continued)
	Life Sciences Tools & Services — (continued)
77,923	IQVIA Holdings, Inc.(a)	$14,114,972
		39,964,893
	Media — 3.6%
609,559	Comcast Corp., Class A	17,878,365

	Pharmaceuticals — 2.6%
181,598	Bristol-Myers Squibb Co.	12,909,802

	Professional Services — 1.9%
56,029	Verisk Analytics, Inc.	9,554,625

	Real Estate Management & Development — 2.3%
170,351	CBRE Group, Inc., Class A(a)	11,500,396

	Semiconductors & Semiconductor Equipment — 4.4%
146,294	NXP Semiconductors NV	21,579,828

	Software — 7.3%
44,228	Intuit, Inc.	17,130,389
183,516	PTC, Inc.(a)	19,195,774
		36,326,163
	Specialty Retail — 2.4%
5,550	AutoZone, Inc.(a)	11,887,712

	Wireless Telecommunication Services — 1.8%
66,132	T-Mobile U.S. Inc(a)	8,872,930
	Total Common Stocks
	(Cost $338,258,291)	494,234,771
MONEY MARKET FUND — 0.6%
3,179,282	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	3,179,282

	Total Money Market Fund
	(Cost $3,179,282)	3,179,282
Total Investments — 100.6%
(Cost $341,437,573)		497,414,053
Net Other Assets (Liabilities) — (0.6)%		(2,918,640)
NET ASSETS—100.0%		$494,495,413

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 99.0%
	Aerospace & Defense — 1.9%
184,921	L3Harris Technologies, Inc.	$38,432,131

	Air Freight & Logistics — 3.2%
403,584	United Parcel Service, Inc., Class B	65,194,959

	Beverages — 3.2%
51,752	Coca-Cola Co. (The)	2,899,147
379,235	PepsiCo, Inc.	61,913,906
		64,813,053
	Biotechnology — 3.5%
531,656	AbbVie, Inc.	71,353,552

	Capital Markets — 6.2%
85,748	BlackRock, Inc.	47,185,409
267,478	Goldman Sachs Group, Inc. (The)	78,384,428
		125,569,837
	Chemicals — 2.0%
169,984	Air Products & Chemicals, Inc.	39,560,376

	Communications Equipment — 6.7%
1,634,691	Cisco Systems, Inc.	65,387,640
308,172	Motorola Solutions, Inc.	69,021,283
		134,408,923
	Consumer Finance — 2.0%
441,254	Discover Financial Services	40,118,814

	Electronic Equipment, Instruments & Components — 0.2%
160,068	Corning, Inc.	4,645,173

	Equity Real Estate Investment Trusts (REITs) — 2.5%
347,941	Crown Castle, Inc.	50,294,872

	Food Products — 2.1%
654,753	Tyson Foods, Inc., Class A	43,167,865

	Health Care Equipment & Supplies — 6.3%
686,666	Abbott Laboratories	66,441,802
739,128	Medtronic PLC	59,684,586
		126,126,388
	Health Care Providers & Services — 8.1%
811,634	CVS Health Corp.	77,405,535
188,100	Elevance Health, Inc.	85,442,544
		162,848,079
	Hotels, Restaurants & Leisure — 4.4%
1,061,880	Starbucks Corp.	89,474,009

	Industrial Conglomerates — 2.6%
307,000	Honeywell International, Inc.	51,259,790

	Insurance — 12.4%
968,929	Aflac, Inc.	54,453,810
388,506	Chubb, Ltd.	70,661,471
Shares		Fair Value
COMMON STOCKS — (continued)
	Insurance — (continued)
480,164	Marsh & McLennan Cos., Inc.	$71,683,684
530,521	MetLife, Inc.	32,245,066
134,191	Travelers Cos., Inc. (The)	20,558,061
		249,602,092

	IT Services — 7.7%
260,865	Accenture PLC, Class A	67,120,565
249,849	Amdocs, Ltd.	19,850,503
899,269	Fidelity National Information Services, Inc.	67,957,758
		154,928,826
	Multiline Retail — 2.4%
320,741	Target Corp.	47,594,757

	Oil, Gas & Consumable Fuels — 0.3%
47,179	EOG Resources, Inc.	5,271,310

	Pharmaceuticals — 6.7%
409,806	Johnson & Johnson	66,945,908
799,138	Merck & Co., Inc.	68,821,765
		135,767,673
	Professional Services — 3.6%
794,817	Booz Allen Hamilton Holding Corp.	73,401,350

	Semiconductors & Semiconductor Equipment — 3.6%
526,562	Analog Devices, Inc.	73,371,149

	Software — 3.5%
303,565	Microsoft Corp.	70,700,288

	Specialty Retail — 3.9%
281,617	Home Depot, Inc. (The)	77,709,395

	Total Common Stocks
	(Cost $1,478,453,561)	1,995,614,661

MONEY MARKET FUND — 1.0%
19,567,048	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(a)	19,567,048

	Total Money Market Fund
	(Cost $19,567,048)	19,567,048
Total Investments — 100.0%
(Cost $1,498,020,609)		2,015,181,709
Net Other Assets (Liabilities) — 0.0%		(720,192)
NET ASSETS—100.0%		$2,014,461,517

(a)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 96.4%
	Australia — 6.0%
31,200	Australia & New Zealand Banking Group, Ltd.	$456,731
1,775	BHP Group, Ltd.	44,123
75,875	National Australia Bank, Ltd.	1,404,878
264,250	Origin Energy, Ltd.	876,773
262,500	Qantas Airways, Ltd.(a)	842,395
17,800	Sonic Healthcare, Ltd.	347,193
244,375	South32, Ltd.	580,124
81,150	Suncorp Group, Ltd.	523,657
781,125	Vicinity Centres	870,940
		5,946,814

	Austria — 0.8%
11,575	ANDRITZ AG	489,851
9,050	OMV AG	327,548
		817,399

	Belgium — 0.9%
62,950	Telenet Group Holding NV	865,474

	China — 0.3%
161,200	Chow Tai Fook Jewellery Group, Ltd.	302,956

	Denmark — 0.6%
11,475	Pandora A/S	536,643

	Finland — 0.9%
71,600	Stora Enso OYJ, Class R	909,567

	France — 12.1%
18,500	Accor SA(a)	387,309
27,100	AXA SA	591,672
4,550	Capgemini SE	728,457
63,875	Carrefour SA	885,888
14,625	Cie de Saint-Gobain	522,926
18,600	Covivio	896,030
4,175	Dassault Aviation SA	474,993
12,325	Eiffage SA.	988,379
93,500	Engie SA.	1,076,175
558	Euroapi SA(a)	9,263
10,400	Ipsen SA	962,521
21,350	Publicis Groupe SA	1,011,621
20,550	Sanofi	1,564,811
48,900	Societe Generale SA	967,051
11,150	TotalEnergies SE	523,098
7,000	Worldline SA(a)(b)	276,680
		11,866,874
	Germany — 6.3%
25,950	Bayer AG	1,195,634
8,875	Bayerische Motoren Werke AG	601,526
162,700	Deutsche Lufthansa AG(a)	935,226
54,625	Deutsche Telekom AG	929,809
41,150	Fresenius SE & Co. KGaA	877,121
22,750	HeidelbergCement AG	898,720
14,675	Mercedes-Benz Group AG	742,071
		6,180,107
Shares		Fair Value
COMMON STOCKS — (continued)
	Hong Kong — 2.2%
17,200	Jardine Matheson Holdings, Ltd.	$869,597
104,000	New World Development Co., Ltd.	295,369
89,500	Sun Hung Kai Properties, Ltd.	987,747
		2,152,713
	Ireland — 0.5%
11,300	AerCap Holdings NV(a)	478,329

	Israel — 1.9%
8,400	Check Point Software Technologies, Ltd.(a)	940,968
117,700	Teva Pharmaceutical Industries, Ltd., ADR(a)	949,839
		1,890,807

	Italy — 4.0%
71,950	Assicurazioni Generali SpA	982,429
84,500	Stellantis NV	998,152
135,050	Terna Rete Elettrica Nazionale SpA	822,526
106,675	UniCredit SpA	1,079,987
		3,883,094
	Japan — 25.1%
16,500	Asahi Group Holdings, Ltd.	514,405
22,200	Astellas Pharma, Inc.	294,090
22,200	Canon, Inc.	484,904
20,200	Dentsu Group, Inc.	574,236
46,200	Inpex Corp.	430,912
45,800	ITOCHU Corp.	1,105,517
66,000	Japan Tobacco, Inc.	1,084,562
110,200	Marubeni Corp.	961,549
41,000	Mitsubishi Corp.	1,121,359
212,500	Mitsubishi HC Capital, Inc.	913,372
20,200	Mitsubishi Heavy Industries, Ltd.	671,837
53,800	Mitsui & Co., Ltd.	1,144,852
39,100	Mitsui OSK Lines, Ltd.	699,601
99,400	Mizuho Financial Group, Inc.	1,075,968
21,700	Nippon Steel Corp.	301,158
43,100	Nippon Telegraph & Telephone Corp.	1,162,507
31,500	Nippon Yusen KK	534,677
16,000	Nitto Denko Corp.	866,332
188,700	Nomura Holdings, Inc.	625,140
233,300	Oji Holdings Corp.	865,694
41,300	Ono Pharmaceutical Co., Ltd.	964,716
25,100	Open House Co., Ltd.	847,965
106,000	Renesas Electronics Corp.(a)	888,623
60,000	Seiko Epson Corp.	819,267
71,000	Sekisui Chemical Co., Ltd.	868,609
29,200	Subaru Corp.	441,281
70,500	SUMCO Corp.	821,399
119,900	Sumitomo Chemical Co., Ltd.	412,408
79,200	Sumitomo Corp.	978,467
6,200	Sumitomo Mitsui Financial Group, Inc.	171,873
21,900	Taisei Corp.	607,366
45,200	Takeda Pharmaceutical Co., Ltd.	1,173,745
14,700	USS Co., Ltd.	227,029
		24,655,420

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
COMMON STOCKS — (continued)
	Netherlands — 4.7%
220,400	Aegon NV	$876,090
14,175	Heineken Holding NV	970,401
30,775	JDE Peet's NV	899,802
41,900	Koninklijke Ahold Delhaize NV	1,067,254
23,050	OCI NV	843,897
		4,657,444
	Norway — 0.8%
51,375	DNB Bank ASA	815,222

	Singapore — 2.2%
132,900	Oversea-Chinese Banking Corp., Ltd.	1,088,968
56,600	United Overseas Bank, Ltd.	1,025,172
		2,114,140
	Spain — 2.5%
316,550	CaixaBank SA	1,019,568
57,125	Repsol SA	656,381
264,888	Telefonica SA	875,698
		2,551,647
	Sweden — 1.3%
49,250	Securitas AB, Class B	341,895
70,400	Swedbank AB, Class A	924,054
		1,265,949
	Switzerland — 8.0%
18,075	Adecco Group AG	498,862
25,600	Holcim AG	1,049,102
28,600	Novartis AG	2,180,378
1,675	Roche Holding AG	545,267
17,925	Swatch Group AG (The)	1,554,835
10,325	Swiss Re AG	761,510
3,300	Zurich Insurance Group AG	1,315,548
		7,905,502
	United Kingdom — 14.6%
21,450	Anglo American PLC	644,054
329,750	BP PLC	1,575,674
43,100	British American Tobacco PLC	1,545,460
163,000	CK Hutchison Holdings, Ltd.	897,519
20,600	Coca-Cola Europacific Partners PLC	877,972
54,675	Imperial Brands PLC	1,124,275
1,425	InterContinental Hotels Group PLC	68,631
423,500	M&G PLC	780,138
138,325	Phoenix Group Holdings PLC	805,584
15,775	Rio Tinto PLC	853,520
94,325	Shell PLC	2,340,008
40,550	Unilever PLC	1,781,761
964,650	Vodafone Group PLC	1,079,636
		14,374,232
	United States — 0.7%
46,280	GSK PLC	668,408

	Total Common Stocks
	(Cost $106,980,172)	94,838,741
Shares		Fair Value
PREFERRED STOCKS — 1.9%
	Germany — 1.9%
13,775	Bayerische Motoren Werke AG	$894,524
8,000	Volkswagen AG	977,536
	Total Preferred Stocks
	(Cost $2,276,407)	1,872,060

MONEY MARKET FUND — 0.6%
	United States — 0.6%
581,715	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(c)	581,715

	Total Money Market Fund
	(Cost $581,715)	581,715

Total Investments — 98.9%
(Cost $109,838,294)		97,292,516
Net Other Assets (Liabilities) — 1.1%		1,070,538
NET ASSETS - 100.0%		$98,363,054

(a)	Represents non-income producing security.

(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. Sterling Capital Management LLC (the “Advisor”), using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents the current yield as of report date.

ADR	American Depositary Receipt

Continued

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Industry	Percentage of net assets
Aerospace & Defense	0.5%
Airlines	1.9%
Automobiles	4.8%
Banks	10.2%
Beverages	2.4%
Building Products	0.5%
Capital Markets	0.6%
Chemicals	2.1%
Commercial Services & Supplies	0.4%
Construction & Engineering	1.6%
Construction Materials	2.0%
Diversified Financial Services	1.7%
Diversified Telecommunication Services	3.0%
Electric Utilities	1.8%
Equity Real Estate Investment Trusts (REITs)	1.8%
Food & Staples Retailing	2.0%
Food Products	0.9%
Health Care Providers & Services	1.2%
Hotels, Restaurants & Leisure	0.5%
Household Durables	1.8%
Industrial Conglomerates	1.8%
Insurance	5.9%
IT Services	1.1%
Machinery	1.2%
Marine	1.3%
Media	2.5%
Metals & Mining	2.4%
Money Market Fund	0.6%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	5.9%
Paper & Forest Products	1.8%
Personal Products	1.8%
Pharmaceuticals	10.7%
Professional Services	0.5%
Real Estate Management & Development	1.3%
Semiconductors & Semiconductor Equipment	1.7%
Software	0.9%
Specialty Retail	0.5%
Technology Hardware, Storage & Peripherals	1.3%
Textiles, Apparel & Luxury Goods	2.1%
Tobacco	3.8%
Trading Companies & Distributors	5.9%
Wireless Telecommunication Services	1.1%
98.9%

Continued

Sterling Capital SMID Opportunities Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS —98.3%
	Aerospace & Defense — 2.0%
3,704	Ducommun, Inc.(a)	$146,901

	Auto Components — 3.2%
1,271	Aptiv PLC(a)	99,405
5,435	Gentex Corp.	129,570
		228,975
	Banks — 5.7%
2,477	Popular, Inc.	178,492
2,914	SouthState Corp.	230,556
		409,048
	Capital Markets — 2.3%
776	Morningstar, Inc.	164,760

	Chemicals — 3.5%
2,419	FMC Corp.	255,688

	Commercial Services & Supplies — 4.9%
2,650	Waste Connections, Inc.	358,095

	Communications Equipment — 3.4%
1,684	F5, Inc.(a)	243,725

	Consumer Finance — 3.3%
17,245	SLM Corp.	241,258

	Containers & Packaging — 3.1%
4,639	Ball Corp.	224,157

	Entertainment — 2.5%
1,634	Take-Two Interactive Software, Inc.(a)	178,106

	Equity Real Estate Investment Trusts (REITs) — 3.0%
10,449	Healthcare Realty Trust, Inc.	217,862

	Health Care Equipment & Supplies — 5.9%
4,466	Hologic, Inc.(a)	288,146
698	Teleflex, Inc.	140,619
		428,765
	Health Care Providers & Services — 6.1%
3,219	Centene Corp.(a)	250,470
4,186	Encompass Health Corp.	189,333
		439,803
	Household Durables — 3.6%
28	NVR, Inc.(a)	111,638
6,293	Tempur Sealy International, Inc.	151,913
		263,551
	Independent Power and Renewable Electricity Producers — 4.4%
4,433	NextEra Energy Partners L.P.	320,550

	Insurance — 4.8%
971	Arthur J Gallagher & Co.	166,255
Shares		Fair Value
COMMON STOCKS — (continued)
	Insurance — (continued)
1,850	Globe Life, Inc.	$184,445
		350,700
	IT Services — 17.8%
2,563	Akamai Technologies, Inc.(a)	205,860
3,016	Amdocs, Ltd.	239,621
1,846	Euronet Worldwide, Inc.(a)	139,853
2,256	Fiserv, Inc.(a)	211,094
4,977	Genpact, Ltd.	217,843
2,511	Global Payments, Inc.	271,314
		1,285,585
	Machinery — 3.0%
6,463	Evoqua Water Technologies Corp.(a)	213,731
	Media — 1.5%
129	Cable One, Inc.	110,044

	Oil, Gas & Consumable Fuels — 6.1%
4,288	Callon Petroleum Co.(a)	150,123
9,891	CNX Resources Corp.(a)	153,607
626	Pioneer Natural Resources Co.	135,548
		439,278
	Professional Services — 2.6%
3,111	TransUnion	185,073

	Real Estate Management & Development — 1.4%
850	FirstService Corp.	101,159

	Software — 2.7%
1,863	PTC, Inc.(a)	194,870

	Specialty Retail — 1.5%
1,611	CarMax, Inc.(a)	106,358
	Total Common Stocks
	(Cost $6,224,186)	7,108,042

MONEY MARKET FUND — 1.7%
120,528	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	120,528

	Total Money Market Fund
	(Cost $120,528)	120,528

Total Investments — 100.0%
(Cost $6,344,714)		7,228,570
Net Other Assets (Liabilities) — 0.0%		3,025
NET ASSETS — 100.0%		$7,231,595

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Cap Relative Value Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS —394.9%
	Auto Components — 1.7%
16,460	Magna International, Inc.	$780,533

	Banks — 7.3%
12,942	East West Bancorp, Inc.	868,926
5,660	First Republic Bank	738,913
37,451	Huntington Bancshares, Inc.	493,604
31,790	KeyCorp	509,276
8,443	Wintrust Financial Corp.	688,527
		3,299,246
	Building Products — 3.1%
5,006	Carlisle Cos., Inc.	1,403,732

	Capital Markets — 2.8%
4,979	Ameriprise Financial, Inc.	1,254,459

	Chemicals — 2.6%
15,068	Avient Corp.	456,560
8,520	Westlake Corp.	740,218
		1,196,778
	Communications Equipment — 1.0%
11,226	Ciena Corp.(a)	453,867

	Construction & Engineering — 1.6%
11,700	MasTec, Inc.(a)	742,950

	Containers & Packaging — 4.4%
6,840	Avery Dennison Corp.	1,112,868
19,220	Berry Global Group, Inc.(a)	894,307
		2,007,175

	Electronic Equipment, Instruments & Components — 6.9%
8,840	Arrow Electronics, Inc.(a)	814,959
8,860	CDW Corp.	1,382,869
29,472	nVent Electric PLC.	931,610
		3,129,438

	Entertainment — 3.5%
10,680	Activision Blizzard, Inc.	793,951
7,478	Take-Two Interactive Software, Inc.(a)	815,102
		1,609,053

	Equity Real Estate Investment Trusts (REITs) — 7.2%
4,945	Alexandria Real Estate Equities, Inc.	693,240
5,790	Digital Realty Trust, Inc.	574,252
6,700	EastGroup Properties, Inc.	967,078
6,599	Mid-America Apartment Communities, Inc.	1,023,307
		3,257,877
	Food & Staples Retailing — 4.6%
5,810	Casey's General Stores, Inc.	1,176,641
21,320	Performance Food Group Co.(a)	915,694
		2,092,335
Shares		Fair Value
COMMON STOCKS — (continued)
	Food Products — 2.2%
12,710	Lamb Weston Holdings, Inc.	$983,500

	Gas Utilities — 4.5%
18,370	Southwest Gas Holdings, Inc.	1,281,308
22,898	UGI Corp.	740,292
		2,021,600
	Health Care Equipment & Supplies — 3.4%
2,890	Becton Dickinson & Co.	643,979
8,750	Zimmer Biomet Holdings, Inc.	914,812
		1,558,791
	Household Durables — 1.4%
16,610	PulteGroup, Inc.	622,875

	Insurance — 7.6%
6,980	American Financial Group, Inc.	858,051
14,344	First American Financial Corp.	661,259
10,260	Globe Life, Inc.	1,022,922
6,980	Hanover Insurance Group, Inc. (The)	894,417
		3,436,649
	IT Services — 2.3%
11,266	Fiserv, Inc.(a)	1,054,159

	Leisure Products — 1.1%
5,240	Polaris, Inc.	501,206

	Life Sciences Tools & Services — 6.7%
5,475	ICON PLC(a)	1,006,195
8,520	PerkinElmer, Inc.	1,025,212
1,980	Thermo Fisher Scientific, Inc.	1,004,236
		3,035,643

	Machinery — 1.9%
12,580	Oshkosh Corp.	884,248

	Oil, Gas & Consumable Fuels — 6.2%
35,418	Coterra Energy, Inc.	925,118
4,933	Diamondback Energy, Inc.	594,229
16,270	Phillips 66	1,313,315
		2,832,662

	Professional Services — 3.3%
5,780	CACI International, Inc., Class A(a)	1,508,927

	Real Estate Management & Development — 1.3%
10,400	Howard Hughes Corp. (The)(a)	576,056

	Semiconductors & Semiconductor Equipment —1.2%
6,640	Skyworks Solutions, Inc.	566,193

	Software — 3.0%
25,659	Dropbox, Inc., Class A(a)	531,654
7,751	PTC, Inc.(a)	810,755
		1,342,409

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Cap Relative Value Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
COMMON STOCKS — (continued)
	Trading Companies & Distributors — 2.1%
3,540	United Rentals, Inc.(a)	$956,225

	Total Common Stocks
	(Cost $25,846,122)	43,108,586

MONEY MARKET FUND — 4.6%
2,087,145	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	2,087,145

	Total Money Market Fund
	(Cost $2,087,145)	2,087,145

Total Investments — 99.5%
(Cost $27,933,267)		45,195,731
Net Other Assets (Liabilities) — 0.5%		243,067
NET ASSETS — 100.0%		$45,438,798

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

Continued

Sterling Capital Real Estate Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 97.0%
	Diversified — 1.5%
59,242	Essential Properties Realty Trust, Inc.	$1,152,257

	Health Care — 7.9%
106,592	Medical Properties Trust, Inc.	1,264,181
46,779	Ventas, Inc.	1,879,113
43,019	Welltower, Inc.	2,766,982
		5,910,276

	Hotel & Resort — 2.8%
38,060	Apple Hospitality REIT, Inc.	535,124
21,415	Ryman Hospitality Properties, Inc.	1,575,930
		2,111,054
	Industrial — 12.6%
53,831	Duke Realty Corp.	2,594,654
12,168	EastGroup Properties, Inc.	1,756,329
40,008	First Industrial Realty Trust, Inc.	1,792,759
32,474	Prologis, Inc.	3,299,358
		9,443,100
	Office — 4.6%
18,148	Alexandria Real Estate Equities, Inc.	2,544,168
32,122	Highwoods Properties, Inc.	866,009
		3,410,177
	Real Estate Development — 1.1%
15,670	Howard Hughes Corp. (The)(a)	867,961

	Residential — 17.8%
16,039	Camden Property Trust	1,915,859
10,806	Essex Property Trust, Inc.	2,617,538
90,516	Invitation Homes, Inc.	3,056,725
18,006	Mid-America Apartment Communities, Inc.	2,792,191
68,616	UDR, Inc.	2,861,973
		13,244,286
	Retail — 10.4%
95,397	Brixmor Property Group, Inc.	1,761,983
133,669	Kite Realty Group Trust	2,301,780
65,220	NETSTREIT Corp.	1,161,568
88,438	Retail Opportunity Investments Corp.	1,216,907
94,430	Tanger Factory Outlet Centers, Inc.	1,291,802
		7,734,040
	Specialized — 38.3%
27,977	American Tower Corp.	6,006,662
30,367	Crown Castle, Inc.	4,389,550
55,680	CubeSmart	2,230,541
26,570	Digital Realty Trust, Inc.	2,635,213
7,638	Equinix, Inc.	4,344,800
20,416	Life Storage, Inc.	2,261,276
26,088	PotlatchDeltic Corp.	1,070,651
12,316	SBA Communications Corp.	3,505,749
Shares		Fair Value
COMMON STOCKS — (continued)
	Specialized — (continued)
71,524	VICI Properties, Inc.	$2,134,991
		28,579,433
	Total Common Stocks
	(Cost $47,920,382)	72,452,584

MONEY MARKET FUND — 2.1%
1,575,461	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	1,575,461

	Total Money Market Fund
	(Cost $1,575,461)	1,575,461

Total Investments — 99.1%
(Cost $49,495,843)		74,028,045
Net Other Assets (Liabilities) — 0.9%		657,999
NET ASSETS — 100.0%		$74,686,044

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund

Schedule of Portfolio Investments

September 30, 2022

Shares		Fair Value
COMMON STOCKS — 98.5%
	Aerospace & Defense — 2.4%
123,450	Moog, Inc., Class A	$8,684,708

	Auto Components — 1.4%
61,170	Dorman Products, Inc.(a)	5,023,280

	Banks — 18.2%
165,120	Community Bank System, Inc.	9,920,410
204,060	Glacier Bancorp, Inc.	10,025,468
266,467	Old National Bancorp.	4,388,711
42,930	Signature Bank	6,482,430
16,865	SVB Financial Group(a)	5,662,930
276,611	Umpqua Holdings Corp.	4,727,282
117,945	United Bankshares, Inc.	4,216,534
175,280	Webster Financial Corp.	7,922,656
141,530	Wintrust Financial Corp.	11,541,771
		64,888,192

	Capital Markets — 1.7%
53,890	Affiliated Managers Group, Inc.	6,027,597

	Chemicals — 2.7%
318,782	Avient Corp.	9,659,095

	Construction & Engineering — 3.0%
169,180	MasTec, Inc.(a)	10,742,930

	Electric Utilities — 2.5%
205,695	Portland General Electric Co.	8,939,505

	Electrical Equipment — 2.2%
135,875	EnerSys.	7,903,849

	Electronic Equipment, Instruments & Components — 4.2%
167,788	Belden, Inc.	10,070,636
116,400	ePlus, Inc.(a)	4,835,256
		14,905,892

	Entertainment — 1.6%
52,255	Take-Two Interactive Software, Inc.(a)	5,695,795

	Equity Real Estate Investment Trusts (REITs) — 6.7%
269,253	First Industrial Realty Trust, Inc.	12,065,227
198,614	Highwoods Properties, Inc.	5,354,633
371,840	Medical Properties Trust, Inc.	4,410,022
51,148	SL Green Realty Corp.	2,054,104
		23,883,986

	Food & Staples Retailing — 9.5%
205,775	BJ's Wholesale Club Holdings, Inc.(a)	14,982,478
63,605	Casey's General Stores, Inc.	12,881,284
139,420	Performance Food Group Co.(a)	5,988,089
		33,851,851
	Gas Utilities —2.7%
135,970	Southwest Gas Holdings, Inc.	9,483,907

Shares		Fair Value
COMMON STOCKS — (continued)
	Household Durables — 2.5%
170,500	Ethan Allen Interiors, Inc.	$3,604,370
76,655	Meritage Homes Corp.(a)	5,386,547
		8,990,917

	Insurance — 7.8%
101,750	Hanover Insurance Group, Inc. (The)	13,038,245
180,770	Selective Insurance Group, Inc.	14,714,678
		27,752,923

	Life Sciences Tools & Services — 2.6%
37,218	West Pharmaceutical Services, Inc.	9,158,605

	Machinery — 6.1%
142,415	Crane Holdings Co.	12,467,009
133,170	Oshkosh Corp.	9,360,519
		21,827,528

	Oil, Gas & Consumable Fuels — 3.6%
72,570	Callon Petroleum Co.(a)	2,540,676
27,220	Chord Energy Corp.	3,722,879
66,640	Matador Resources Co.	3,260,029
126,070	Northern Oil & Gas, Inc.	3,455,579
		12,979,163

	Professional Services — 3.9%
53,595	CACI International, Inc., Class A(a)	13,991,511

	Semiconductors & Semiconductor Equipment — 6.0%
241,972	ON Semiconductor Corp.(a)	15,082,115
78,304	Qorvo, Inc.(a)	6,218,120
		21,300,235
	Software — 2.6%
89,912	PTC, Inc.(a)	9,404,795

	Specialty Retail — 1.4%
89,610	TravelCenters of America, Inc.(a)	4,832,667

	Trading Companies & Distributors — 3.2%
10,000	Herc Holdings, Inc.	1,038,800
38,616	United Rentals, Inc.(a)	10,430,954
		11,469,754
	Total Common Stocks
	(Cost $133,954,547)	351,398,685

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
MONEY MARKET FUND — 1.5%
5,317,802	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	$5,317,802

	Total Money Market Fund
	(Cost $5,317,802)	5,317,802

Total Investments — 100.0%
(Cost $139,272,349)		356,716,487
Net Other Assets (Liabilities) — 0.0%		23,476
NET ASSETS — 100.0%		$356,739,963

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 20.8%
$350,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class C, 2.320%, 7/18/25	$344,839
94,518	AmeriCredit Automobile Receivables Trust, Series 2021-3, Class A2, 0.410%, 2/18/25	93,682
153,611	ARI Fleet Lease Trust, Series 2018-B, Class A3, 3.430%, 8/16/27(a)	152,389
36,030	ARI Fleet Lease Trust, Series 2019-A, Class A2A, 2.410%, 11/15/27(a)	35,995
313,043	ARI Fleet Lease Trust, Series 2021-A, Class A2, 0.370%, 3/15/30(a)	306,908
525,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2018-1A, Class A, 3.700%, 9/20/24(a)	520,649
100,000	Carvana Auto Receivables Trust, Series 2021-P2, Class A3, 0.490%, 3/10/26.	96,847
12,193	Chesapeake Funding II, LLC, Series 2018- 3A, Class A1, 3.390%, 1/15/31(a)	12,195
29,385	Chesapeake Funding II, LLC, Series 2019- 1A, Class A1, 2.940%, 4/15/31(a)	29,376
447,761	Chesapeake Funding II, LLC, Series 2020- 1A, Class A1, 0.870%, 8/15/32(a)	442,746
1,138	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.757%, 6/25/37	1,129
120,000	Enterprise Fleet Financing, LLC, Series 2020-1, Class A3, 1.860%, 12/22/25(a)	116,619
250,308	Enterprise Fleet Financing, LLC, Series 2020-2, Class A2, 0.610%, 7/20/26(a)	243,350
272,450	Enterprise Fleet Financing, LLC, Series 2021-2, Class A2, 0.480%, 5/20/27(a)	259,529
288,378	Fifth Third Auto Trust, Series 2019-1, Class A4, 2.690%, 11/16/26	287,610
400,000	Ford Credit Auto Owner Trust 2018-REV2, Series 2018-2, Class A, 3.470%, 1/15/30(a)	396,243
107,666	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A2, 0.270%, 6/15/23(a)	107,327
330,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A3, 0.340%, 8/15/24(a)	319,117
11,086	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/24	11,044
324,000	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/33(a)	318,131
193,088	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(a)	191,917
15,633	Santander Consumer Auto Receivables Trust 2020-B, Series 2020-BA, Class A3, 0.460%, 8/15/24(a)	15,612
373,390	Santander Consumer Auto Receivables Trust 2021-A, Series 2021-AA, Class A3, 0.330%, 10/15/25(a)	365,789
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$149,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.750%, 2/17/26 $	146,591
375,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class B, 0.600%, 12/15/25.	370,111
134,318	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(a)	133,946
320,000	World Omni Auto Receivables Trust, Series 2021-B, Class A3, 0.420%, 6/15/26	306,742
73,876	World Omni Select Auto Trust, Series 2021-A, Class A2, 0.290%, 2/18/25	73,530

	Total Asset Backed Securities
	(Cost $5,802,748)	5,699,963

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
10,200	Freddie Mac, Series 4172, Class PB, 1.500%, 7/15/40	10,166
179,523	JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.124%, 10/26/48(a)(b)	172,816

	Total Collateralized Mortgage Obligations
	(Cost $192,232)	182,982

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.3%
174,000	BX 2021-LBA3 Mortgage Trust, Series 2021-PAC, Class B, 3.717%, (LIBOR USD 1-Month plus 0.90%), 10/15/36(a) (c)	163,542
166,000	BX Commercial Mortgage Trust, Series 2021-21M, Class C, 3.995%, (LIBOR USD 1-Month plus 1.18%), 10/15/36(a) (c)	156,691
172,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 4.318%, (LIBOR USD 1-Month plus 1.50%), 11/15/38(a) (c)	162,520
202,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 4.089%, (LIBOR USD 1-Month plus 1.27%), 12/15/38(a) (c)	191,879
135,352	BX Commercial Mortgage Trust, Series 2021-XL2, Class C, 4.015%, (LIBOR USD 1-Month plus 1.20%), 10/15/38(a) (c)	127,553
203,574	BX Commercial Mortgage Trust, Series 2022-LP2, Class B, 4.234%, (TSFR1M plus 1.31%), 2/15/39(a)(c)	193,404
173,000	BX Trust, Series 2021-RISE, Class C,4.268%, (LIBOR USD 1-Month plus 1.45%), 11/15/36(a)(c)	162,224
300,000	Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4, 4.371%,9/10/46(b)	297,828

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$25,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4, 4.131%, 11/10/46	$24,740
20,190	COMM 2012-CCRE3 Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	20,148
195,000	COMM 2013-CCRE12 Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	192,663
350,000	COMM 2013-CCRE13 Mortgage Trust, Series 2013-CR13, Class A4, 4.194%, 11/10/46(b)	345,483
371,000	COMM 2013-CCRE6 Mortgage Trust, Series 2013-CR6, Class A4, 3.101%, 3/10/46	369,461
350,000	COMM 2013-CCRE8 Mortgage Trust, Series 2013-CR8, Class A5, 3.612%, 6/10/46(b)	347,437
29,482	COMM 2015-CCRE23 Mortgage Trust, Series 2015-CR23, Class A2, 2.852%, 5/10/48	29,449
155,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 4.138%, (LIBOR USD 1-Month plus 1.32%), 11/15/38(a) (c)	146,457
100,000	GS Mortgage Securities Trust, Series 2013- GC16, Class A4, 4.271%, 11/10/46	98,759
367,000	GS Mortgage Securities Trust 2013-GCJ12, Series 2013-GC12, Class A4, 3.135%, 6/10/46	363,079
125,000	GS Mortgage Securities Trust 2013-GCJ14, Series 2013-GC14, Class A5, 4.243%, 8/10/46	124,153
300,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	292,518
168,000	Med Trust, Series 2021-MDLN, Class C, 4.618%, (LIBOR USD 1-Month plus 1.80%), 11/15/38(a)(c)	160,003
128,850	OPG Trust, Series 2021-PORT, Class C, 3.650%, (LIBOR USD 1-Month plus 0.83%), 10/15/36(a)(c)	118,767
145,653	SMR Mortgage Trust, Series 2022-IND, Class A, 4.495%, (TSFR1M plus 1.65%), 2/15/39(a)(c)	141,464
200,256	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.875%, 12/15/45	199,799
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$25,000	WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4, 3.001%, 5/15/45	$24,684

	Total Commercial Mortgage-Backed Securities
	(Cost $4,723,326)	4,454,705

CORPORATE BONDS —55.8%
	Aerospace & Defense — 1.4%
270,000	Boeing Co. (The), 4.508%, 5/1/23	269,055
100,000	Bombardier, Inc., 7.500%, 12/1/24(a)	99,375
		368,430
	Automobiles — 1.5%
250,000	General Motors Financial Co., Inc., 2.942%, (SOFR plus 0.62%), 10/15/24(c).	242,542
160,000	Hyundai Capital America, 1.150%, 11/10/22(a)	159,417
		401,959
	Banks — 9.9%
350,000	Bank of America Corp., MTN, 3.234%, (SOFR plus 0.73%), 10/24/24(c)	347,029
250,000	BPCE SA, 4.000%, 9/12/23(a)	246,664
250,000	Discover Bank, BKNT, 3.350%, 2/6/23	248,928
200,000	Federation des Caisses Desjardins du Quebec, 3.162%, (SOFR plus 0.43%), 5/21/24(a)(c)	197,558
275,000	Goldman Sachs Group, Inc. (The), 3.708%, (LIBOR USD 3-Month plus 0.75%), 2/23/23(c)	274,886
100,000	KeyBank N.A., BKNT, 3.217%, (SOFRINDX plus 0.32%), 6/14/24(c)	99,099
125,000	Macquarie Bank, Ltd., 2.100%, 10/17/22(a)	124,911
150,000	Macquarie Group, Ltd., 3.017%, (SOFR plus 0.71%), 10/14/25(a)(c)	146,457
250,000	Nationwide Building Society, 2.000%, 1/27/23(a)	247,788
250,000	PNC Financial Services Group, Inc. (The), STEP, 2.854%, 11/9/22	249,777
300,000	Santander UK PLC, 2.100%, 1/13/23	297,843
220,000	Standard Chartered PLC, 1.319%, (1-Year Treasury Constant Maturity plus 1.17%), 10/14/23(a)(b)	219,781
		2,700,721
	Commercial Services & Supplies — 0.8%
209,000	Republic Services, Inc., 4.750%, 5/15/23	208,699

	Construction Materials — 1.3%
183,000	Koppers, Inc., 6.000%, 2/15/25(a)	163,785

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Construction Materials — (continued)
$210,000	Martin Marietta Materials, Inc., 0.650%, 7/15/23	$202,757
		366,542

	Diversified Financial Services —3.9%
200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/23.	198,880
150,000	Air Lease Corp., 2.250%, 1/15/23	148,736
350,000	Ares Capital Corp., 3.500%, 2/10/23	348,208
210,000	Capital One Financial Corp., 3.526%, (LIBOR USD 3-Month plus 0.72%), 1/30/23(c)	209,743
175,000	OneMain Finance Corp., 6.125%, 3/15/24	168,559
		1,074,126

	Electric Utilities — 7.6%
115,000	American Electric Power Co., Inc., 2.031%, 3/15/24(d)	110,086
260,000	Consumers Energy Co., 0.350%, 6/1/23	252,377
125,000	Dominion Energy, Inc., 2.450%, 1/15/23(a)	124,298
300,000	Entergy Louisiana, LLC, 0.950%, 10/1/24	278,249
120,000	Florida Power & Light Co., 2.888%, (SOFRINDX plus 0.25%), 5/10/23(c)	119,634
319,000	Indiana Michigan Power Co., Series J, 3.200%, 3/15/23	317,598
250,000	Korea East-West Power Co., Ltd., 3.875%, 7/19/23(a)	248,217
200,000	Public Service Electric & Gas Co., MTN, 3.250%, 9/1/23	197,113
300,000	Vistra Operations Co., LLC, 4.875%, 5/13/24(a)	292,239
137,000	WESCO Distribution, Inc., 7.125%, 6/15/25(a)	137,075
		2,076,886

	Electrical Equipment — 1.2%
130,000	Carlisle Cos., Inc., 0.550%, 9/1/23.	124,768
210,000	General Electric Co., 2.700%, 10/9/22	209,927
		334,695

	Energy Equipment & Services — 6.4%
300,000	DCP Midstream Operating L.P., 3.875%, 3/15/23	296,250
300,000	Enbridge, Inc., 2.150%, 2/16/24	288,340
95,000	Genesis Energy L.P./Genesis Energy Finance Corp., 5.625%, 6/15/24	89,302
300,000	Kinder Morgan, Inc., 3.150%, 1/15/23	298,602
250,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	246,413
260,000	Texas Eastern Transmission L.P., 2.800%, 10/15/22(a)	259,850
280,000	Williams Cos., Inc. (The), 3.700%, 1/15/23	279,797
		1,758,554
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Entertainment — 1.0%
$280,000	Warnermedia Holdings, Inc., 3.528%, 3/15/24(a)	$270,476

	Equity Real Estate Investment Trusts (REITS) — 3.0%
205,000	Public Storage, 2.917%, (SOFR plus 0.47%), 4/23/24(c)	203,988
225,000	SBA Tower Trust, STEP, Series 2014-2A, Class C, 3.869%, 10/8/24(a)	217,652
210,000	Simon Property Group L.P., 2.650%, (SOFRINDX plus 0.43%), 1/11/24(c)	208,322
179,000	Starwood Property Trust, Inc., 5.500%, 11/1/23(a)	175,867
		805,829
	Health Care Equipment & Services — 0.8%
210,000	Humana, Inc., 0.650%, 8/3/23	202,774

	Health Care Providers & Services — 1.0%
280,000	AbbVie, Inc., 2.300%, 11/21/22.	279,322

	Insurance — 2.6%
100,000	Brighthouse Financial Global Funding, 0.600%, 6/28/23(a)	96,868
75,000	Brighthouse Financial Global Funding, 2.996%, (SOFR plus 0.76%), 4/12/24(a) (c)	74,285
248,000	MassMutual Global Funding II, 2.500%, 10/17/22(a)	247,865
300,000	Nationwide Mutual Insurance Co., 5.583%, (LIBOR USD 3-Month plus 2.29%), 12/15/24(a)(b)	300,035
		719,053

	Metals & Mining — 3.2%
175,000	Freeport-McMoRan, Inc., 3.875%, 3/15/23	173,911
400,000	Glencore Finance Canada, Ltd., 4.250%, 10/25/22(a)	399,788
300,000	Southern Copper Corp., 3.500%, 11/8/22	299,297
		872,996

	Oil, Gas & Consumable Fuels — 3.9%
250,000	CenterPoint Energy Resources Corp., 0.700%, 3/2/23	245,399
350,000	HF Sinclair Corp., 2.625%, 10/1/23(a)	338,739
145,000	Range Resources Corp., 5.000%, 3/15/23	144,506
100,000	Schlumberger Finance Canada, Ltd., 2.650%, 11/20/22(a)	99,933
250,000	Southern California Gas Co., 3.620%, (LIBOR USD 3-Month plus 0.35%), 9/14/23(c)	249,128
		1,077,705

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Semiconductors & Semiconductor Equipment — 0.9%
$250,000	Microchip Technology, Inc., 4.333%, 6/1/23	$248,788

	Software — 1.0%
61,000	Dell International, LLC/EMC Corp., 5.450%, 6/15/23	61,146
215,000	VMware, Inc., 0.600%, 8/15/23	206,995
		268,141

	Specialty Retail — 1.3%
210,000	7-Eleven, Inc., 0.625%, 2/10/23(a)	206,986
161,000	Nordstrom, Inc., 2.300%, 4/8/24	149,730
		356,716

	Telecommunication Services — 3.1%
250,000	AT&T, Inc., 3.613%, (SOFRINDX plus 0.64%), 3/25/24(c)	248,507
312,501	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(a)(d)	308,020
300,000	Verizon Communications, Inc., 4.005%, (LIBOR USD 3-Month plus 1.10%), 5/15/25(c)	301,534
		858,061

	Total Corporate Bonds
	(Cost $15,528,315)	15,250,473

MUNICIPAL BONDS — 0.9%
	Pennsylvania — 0.9%
250,000	Allegheny County, PA, Advance Refunding, Taxable Revenue Bonds, G.O., Series C79, 0.573%, 11/1/22	249,377

	Total Municipal Bonds
	(Cost $250,000)	249,377

U.S. TREASURY NOTES — 1.8%
500,000	1.375%, 2/15/23	495,527

	Total U.S. Treasury Notes
	(Cost $496,058)	495,527

COMMERCIAL PAPER — 1.4%
	Banks — 1.4%
400,000	HSBC USA, Inc., 2.630%, 11/30/22	397,615

	Total Commercial Paper
	(Cost $398,266)	397,615
Shares		Fair Value
MONEY MARKET FUND — 2.3%
635,292	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(e)	$635,292

	Total Money Market Fund
	(Cost $635,292)	635,292

Total Investments —3100.0%
(Cost $28,026,237)		27,365,934
Net Other Assets (Liabilities) — 0.0%		(11,007)
NET ASSETS — 100.0%		$27,354,927

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(c)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(d)	All or a portion of the securities are held in a separate collateral account at US Bank.

(e)	Represents the current yield as of report date.

BKNT	Bank Note

G.O.	General Obligation

MTN	Medium Term Note

STEP	Step Coupon Bond

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 9.9%

$715,358	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C, 3.740%, 10/18/24	$715,139
61,862	ARI Fleet Lease Trust, Series 2019-A, Class A2A, 2.410%, 11/15/27(a)	61,803
854,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-2A, Class A, 3.350%, 9/22/25(a)	820,794
550,000	CarMax Auto Owner Trust, Series 2022-2, Class A2A, 2.810%, 5/15/25	545,968
815,000	Carvana Auto Receivables Trust, Series 2021-P2, Class A3, 0.490%, 3/10/26	789,302
27,712	Chesapeake Funding II, LLC, Series 2018-3A, Class A1, 3.390%, 1/15/31(a)	27,715
22,177	Chesapeake Funding II, LLC, Series 2019-1A, Class A1, 2.940%, 4/15/31(a)	22,170
868,075	Chesapeake Funding II, LLC, Series 2021-1A, Class A1, 0.470%, 4/15/33(a)	850,344
893	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.757%, 6/25/37	886
256,334	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE1, Class M3, 4.059%, (LIBOR USD 1-Month plus 0.98%), 5/25/35(b)(c)	255,018
799,527	Enterprise Fleet Financing, LLC, Series 2020-2, Class A2, 0.610%, 7/20/26(a)	777,303
1,500,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(a)	1,376,781
1,490,000	Hertz Vehicle Financing, LLC, Series 2021-1A, Class A, 1.210%, 12/26/25(a)	1,370,422
643,626	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(a)	639,724
775,000	OneMain Financial Issuance Trust 2022-2, Series 2022-2A, Class A, 4.890%, 10/14/34(a)	759,895
62,104	Sofi Professional Loan Program, LLC, Series 2016-B, Class A1, 4.284%, (LIBOR USD 1-Month plus 1.20%), 6/25/33(a)(b)	62,097
1,290,000	World Omni Select Auto Trust, Series 2021-A, Class A3, 0.530%, 3/15/27	1,244,835
	Total Asset Backed Securities
	(Cost $10,572,204)	10,320,196

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.4%

19,644	Banc of America Funding Trust, Series 2004-C, Class 4A3, 3.893%, (LIBOR USD 1-Month plus 0.90%), 12/20/34(b)	19,605
771,462	Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.500%, 7/25/49(a)(d)	694,636
108,649	Fannie Mae, Series 2012-152, Class PC, 1.750%, 8/25/42	104,980
Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$616,557	Fannie Mae, Series 2013-35, Class CB, 2.000%, 2/25/43	$579,887
48,989	Fannie Mae, Series 2013-72, Class NA, 2.500%, 8/25/42	47,361
530,075	Fannie Mae, Series 2015-71, Class PD, 2.500%, 3/25/43	512,568
317,784	Fannie Mae, Series 2016-100, Class DA, 3.000%, 2/25/43	305,226
487,409	Freddie Mac, Series 4828, Class QA, 3.500%, 3/15/47	471,636
888,320	JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.124%, 10/26/48(a)(d)	855,134

	Total Collateralized Mortgage Obligations
	(Cost $3,830,141)	3,591,033

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.0%

862,000	BX 2021-LBA3 Mortgage Trust, Series 2021-PAC, Class B, 3.717%, (LIBOR USD 1-Month plus 0.90%), 10/15/36(a)(b)	810,189
846,000	BX Commercial Mortgage Trust, Series 2021-21M, Class C, 3.995%, (LIBOR USD 1-Month plus 1.18%), 10/15/36(a)(b)	798,559
869,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 4.318%, (LIBOR USD 1-Month plus 1.50%), 11/15/38(a)(b)	821,104
953,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 4.089%, (LIBOR USD 1-Month plus 1.27%), 12/15/38(a)(b)	905,251
673,026	BX Commercial Mortgage Trust, Series 2021-XL2, Class C, 4.015%, (LIBOR USD 1-Month plus 1.20%), 10/15/38(a)(b)	634,244
617,258	BX Commercial Mortgage Trust, Series 2022-LP2, Class B, 4.234%, (TSFR1M plus 1.31%), 2/15/39(a)(b)	586,423
208,000	BX Trust, Series 2021-ARIA, Class A, 3.717%, (LIBOR USD 1-Month plus 0.90%), 10/15/36(a)(b)	197,317
862,000	BX Trust, Series 2021-RISE, Class C, 4.268%, (LIBOR USD 1-Month plus 1.45%), 11/15/36(a)(b)	808,306
454,000	COMM 2013-CCRE11 Mortgage Trust, Series 2013-CR11, Class A4, 4.258%, 8/10/50	451,237
789,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 4.138%, (LIBOR USD 1-Month plus 1.32%), 11/15/38(a)(b)	745,515

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$47,040	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(a).	$46,363
264,484	GS Mortgage Securities Trust, Series 2014-GC24, Class AAB, 3.650%, 9/10/47	260,897
500,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	487,530
859,000	Med Trust, Series 2021-MDLN, Class C, 4.618%, (LIBOR USD 1-Month plus 1.80%), 11/15/38(a)(b)	818,111
641,510	OPG Trust, Series 2021-PORT, Class C, 3.650%, (LIBOR USD 1-Month plus 0.83%), 10/15/36(a)(b)	591,305
440,818	SMR Mortgage Trust, Series 2022-IND, Class A, 4.495%, (TSFR1M plus 1.65%), 2/15/39(a)(b)	428,141
	Total Commercial Mortgage-Backed Securities
	(Cost $9,935,506)	9,390,492

CORPORATE BONDS — 56.3%

	Aerospace & Defense — 0.3%
292,000	Bombardier, Inc., 7.500%, 12/1/24(a)	290,175

	Automobiles — 2.7%
815,000	BMW U.S. Capital, LLC, 3.150%, 4/18/24(a)	793,880
825,000	Daimler Trucks Finance North America, LLC, 3.500%, 4/7/25(a)	783,356
540,000	Ford Motor Credit Co., LLC, 2.300%, 2/10/25	478,643
800,000	Hyundai Capital America, 0.800%, 1/8/24(a)	752,749
		2,808,628

	Banks — 14.0%
1,075,000	Bank of America Corp., MTN, 0.981%, (SOFR plus 0.91%), 9/25/25(e)	978,355
800,000	Bank of Nova Scotia (The), 1.450%, 1/10/25	735,440
700,000	BNP Paribas SA, 4.705%, (LIBOR USD 3-Month plus 2.24%), 1/10/25(a)(e)	689,226
825,000	Citigroup, Inc., 3.352%, (LIBOR USD 3-Month plus 0.90%), 4/24/25(e)	795,781
605,000	Credit Suisse AG, MTN, 3.625%, 9/9/24	576,526
800,000	Danske Bank A/S, 0.976%, (1-Year Treasury Constant Maturity plus 0.55%), 9/10/25(a)(d)	724,615
1,003,000	Goldman Sachs Group, Inc. (The), 4.000%, 3/3/24	988,448
625,000	HSBC Holdings PLC, 2.999%, (SOFR plus 1.43%), 3/10/26(e)	577,956
650,000	Huntington National Bank (The), 4.008%, (SOFR plus 1.21%), 5/16/25(e)	636,725
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — (continued)
$491,000	JP Morgan Chase & Co., Series I, 6.276%, (LIBOR USD 3-Month plus 3.47%)(d)(f)	$490,993
800,000	Lloyds Banking Group PLC, 2.907%, (LIBOR USD 3-Month plus 0.81%), 11/7/23(e)	798,144
817,000	Mitsubishi UFJ Financial Group, Inc., 0.848%, (1-Year Treasury Constant Maturity plus 0.68%), 9/15/24(d)	779,400
1,045,000	Morgan Stanley, MTN, 1.164%, (SOFR plus 0.56%), 10/21/25(e)	952,113
850,000	NatWest Markets PLC, 3.731%, (SOFR plus 0.76%), 9/29/26(a)(b)	812,047
842,000	PNC Financial Services Group, Inc. (The), Series O, 6.460%, (LIBOR USD 3-Month plus 3.68%)(d)(f)	836,249
823,000	Standard Chartered PLC, 0.991%, (1-Year Treasury Constant Maturity plus 0.78%), 1/12/25(a)(d)	770,681
800,000	Sumitomo Mitsui Trust Bank, Ltd., 0.850%, 3/25/24(a)	750,602
800,000	Swedbank AB, 3.356%, 4/4/25(a)	764,829
1,004,000	Wells Fargo & Co., MTN, 1.654%, (SOFR plus 1.60%), 6/2/24(e)	980,255
		14,638,385

	Chemicals — 1.1%
696,000	NOVA Chemicals Corp., 4.875%, 6/1/24(a)	653,976
500,000	Westlake Corp., 0.875%, 8/15/24	466,491
		1,120,467

	Commercial Services & Supplies — 0.5%
554,000	GFL Environmental, Inc., 4.250%, 6/1/25(a)	519,552

	Construction Materials — 1.0%
558,000	Koppers, Inc., 6.000%, 2/15/25(a)	499,410
575,000	Martin Marietta Materials, Inc., 4.250%, 7/2/24	566,663
		1,066,073

	Diversified Financial Services — 7.6%
826,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/24	793,453
860,000	Air Lease Corp., MTN, 0.700%, 2/15/24	803,637
800,000	Ally Financial, Inc., 5.750%, 11/20/25	776,042
775,000	American Express Co., 2.250%, 3/4/25	726,419
825,000	Blackstone Private Credit Fund, 1.750%, 9/15/24	752,015
880,000	Element Fleet Management Corp., 1.600%, 4/6/24(a)	828,310
753,000	ERAC USA Finance, LLC, 3.850%, 11/15/24(a)	727,706
581,000	FS KKR Capital Corp., 1.650%, 10/12/24	530,796
483,000	OneMain Finance Corp., 6.125%, 3/15/24	465,221
741,000	Owl Rock Capital Corp., 5.250%, 4/15/24	731,933

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Diversified Financial Services — (continued)
$825,000	Park Aerospace Holdings, Ltd., 5.500%, 2/15/24(a)	$805,415
		7,940,947

	Diversified Telecommunication Services — 0.6%
611,875	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(a)	603,101

	Electric Utilities — 4.9%
285,000	American Electric Power Co., Inc., 2.031%, 3/15/24	272,821
805,000	CMS Energy Corp., 3.875%, 3/1/24.	789,681
763,000	Dominion Energy, Inc., 2.450%, 1/15/23(a)	758,714
750,000	Duke Energy Progress, LLC, 3.250%, 8/15/25	718,626
459,000	Entergy Louisiana, LLC, 0.620%, 11/17/23	438,986
300,000	Korea East-West Power Co., Ltd., 3.600%, 5/6/25(a)	289,734
825,000	Sempra Energy, 3.300%, 4/1/25	785,271
600,000	Southern Co. (The), Series 21-A, 0.600%, 2/26/24	564,500
471,000	WESCO Distribution, Inc., 7.125%, 6/15/25(a)	471,259
		5,089,592
	Energy Equipment & Services — 2.6%
850,000	Cheniere Corpus Christi Holdings, LLC, 7.000%, 6/30/24	863,773
313,000	Genesis Energy L.P./Genesis Energy Finance Corp., 5.625%, 6/15/24	294,224
843,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.600%, 11/1/24	810,798
805,000	Williams Cos., Inc. (The), 4.500%, 11/15/23	800,713
		2,769,508

	Entertainment — 0.4%
525,000	Mattel, Inc., 3.375%, 4/1/26(a)	468,530

	Equity Real Estate Investment Trusts (REITS) — 4.0%
790,000	American Tower Corp., 5.000%, 2/15/24	789,768
700,000	Crown Castle, Inc., 3.150%, 7/15/23	691,061
775,000	Kimco Realty Corp., 2.700%, 3/1/24	751,352
730,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/1/25(a)	671,600
825,000	Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	816,661
518,000	Starwood Property Trust, Inc., 3.750%, 12/31/24(a)	469,438
		4,189,880

	Food & Staples Retailing — 0.7%
750,000	Cargill, Inc., 3.500%, 4/22/25(a)	723,159
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Health Care Providers & Services — 0.4%
$389,000	Shire Acquisitions Investments Ireland DAC, 2.875%, 9/23/23	$380,426

	Hotels, Restaurants & Leisure — 0.6%
668,000	Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.250%, 4/15/24(a)	649,850

	Household Products — 0.7%
750,000	GSK Consumer Healthcare Capital UK PLC, 3.125%, 3/24/25(a)	708,055

	Insurance — 5.1%
825,000	Apollo Management Holdings L.P., 4.000%, 5/30/24(a)	802,098
875,000	Athene Global Funding, 1.716%, 1/7/25(a)	800,380
825,000	F&G Global Funding, 0.900%, 9/20/24(a)	750,852
880,000	GA Global Funding Trust, 0.800%, 9/13/24(a)	796,572
625,000	Jackson National Life Global Funding, 3.875%, 6/11/25(a)	599,350
750,000	John Hancock Life Insurance Co., 7.375%, 2/15/24(a)	771,398
815,000	Security Benefit Global Funding, 1.250%, 5/17/24(a)	760,089
		5,280,739
	Media — 0.7%
757,000	Discovery Communications, LLC, 3.800%, 3/13/24	739,104

	Metals & Mining — 0.6%
650,000	Freeport-McMoRan, Inc., 3.875%, 3/15/23	645,956

	Oil, Gas & Consumable Fuels — 4.3%
1,000,000	Aker BP ASA, 3.000%, 1/15/25(a)(c).	936,821
445,000	ConocoPhillips Co., 2.125%, 3/8/24	429,700
800,000	Devon Energy Corp., 5.250%, 9/15/24	799,917
830,000	EQT Corp., 5.678%, 10/1/25	825,730
838,000	HF Sinclair Corp., 2.625%, 10/1/23(a)	811,038
660,000	Range Resources Corp., 5.000%, 3/15/23	657,749
		4,460,955

	Semiconductors & Semiconductor Equipment — 1.4%
750,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.625%, 1/15/24	735,160
803,000	Microchip Technology, Inc., 4.250%, 9/1/25	775,654
		1,510,814

	Software — 0.2%
264,000	Dell International, LLC/EMC Corp., 5.450%, 6/15/23	264,631

	Specialty Retail — 1.4%
865,000	7-Eleven, Inc., 0.800%, 2/10/24(a)	817,860

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Specialty Retail — (continued)
$717,000	Nordstrom, Inc., 2.300%, 4/8/24	$666,810
		1,484,670

	Tobacco — 0.5%
550,000	BAT Capital Corp., 3.222%, 8/15/24	528,792

	Total Corporate Bonds
	(Cost $62,577,693)	58,881,989

MUNICIPAL BONDS — 4.4%

	California — 1.1%
650,000	Beverly Hills Public Financing Authority, CA, Advance Refunding, Taxable Revenue Bonds, Series B, 0.730%, 6/1/24	613,178
590,000	Port of Oakland, CA, Port, Airport & Marina Revenue, Advance Refunding Revenue Bonds, Series R, 1.081%, 5/1/24	557,880
		1,171,058

	Hawaii — 0.2%
240,000	State of Hawaii, HI, Public Improvements, Cash Flow Management G.O., 0.802%, 10/1/24	223,243

	Illinois — 0.8%
815,000	Chicago O'Hare International Airport, IL, Refunding, Taxable Revenue Bonds, Series D, 1.168%, 1/1/24	784,038

	New Jersey — 0.2%
235,000	New Jersey Turnpike Authority, Advance Refunding Revenue Bonds, Series B, 0.638%, 1/1/24	224,176

	Pennsylvania — 0.5%
515,000	Pennsylvania State University (The), PA, Refunding Notes, Taxable Revenue Bonds, Series D, 1.353%, 9/1/23	501,831

	Texas — 1.6%
970,000	City of Houston, TX, Airport System Revenue, Refunding, Taxable Revenue Bonds, Series C, 1.054%, 7/1/23	946,051
750,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, First Lien-Series C, Advance Refunding Revenue Bonds, 1.746%, 11/15/23	729,750
		1,675,801
	Total Municipal Bonds
	(Cost $4,765,000)	4,580,147

U.S. TREASURY NOTES — 16.1%

9,730,000	1.125%, 1/15/25	9,066,764
Principal Amount		Fair Value
U.S. TREASURY NOTES — (continued)

$8,000,000	3.000%, 7/15/25	$7,733,750

	Total U.S. Treasury Notes
	(Cost $17,166,028)	16,800,514

Shares
MONEY MARKET FUND — 1.4%

1,422,405	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(g)	1,422,405

	Total Money Market Fund
	(Cost $1,422,405)	1,422,405

Total Investments — 100.5%
(Cost $110,268,977)		104,986,776
Net Other Assets (Liabilities) — (0.5)%		(518,188)
NET ASSETS — 100.0%		$104,468,588

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(c)	All or a portion of the securities are held in a separate collateral account at US Bank.

(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(e)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents the current yield as of report date.

G.O.	General Obligation
MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 2.0%

$265,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-3A, Class A, 2.360%, 3/20/26(a)	$248,168
94,944	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35(b)	87,867

	Total Asset Backed Securities
	(Cost $362,691)	336,035

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.5%

44,792	Fannie Mae, Series 2003-44, Class Q, 3.500%, 6/25/33	42,804
189,427	Fannie Mae, Series 2005-31, Class PB, 5.500%, 4/25/35	193,243
165,929	Fannie Mae, Series 2012-150, Class KA, 1.750%, 1/25/43	140,184
254,724	Fannie Mae, Series 2012-87, Class MB, 2.000%, 5/25/42	232,291
100,165	Fannie Mae, Series 2013-44, Class DJ, 1.850%, 5/25/33	90,346
149,927	Fannie Mae, Series 2016-24, Class CD, 1.750%, 2/25/46	126,101
69,269	Fannie Mae, Series 2016-49, Class DA, 3.500%, 10/25/42	67,872
232,080	Fannie Mae, Series 2016-49, Class PA, 3.000%, 9/25/45	214,811
244,051	Fannie Mae, Series 2019-25, Class PD, 2.500%, 5/25/48	220,071
82,865	Freddie Mac, Series 4122, Class BC, 3.000%, 5/15/40	76,676
198,530	Freddie Mac, Series 4173, Class NB, 3.000%, 3/15/43	181,405
162,896	Freddie Mac, Series 4601, Class NJ, 1.900%, 9/15/45	143,311
137,919	Freddie Mac, Series 4656, Class PA, 3.500%, 10/15/45	131,673
219,229	Freddie Mac, Series 4863, Class AJ, 3.500%, 7/15/38	207,232
256,499	Freddie Mac, Series 4942, Class NC, 2.500%, 10/25/49	225,977
83,256	Ginnie Mae, Series 2013-133, Class PL, 3.500%, 2/16/37	81,008
59,241	Ginnie Mae, Series 2015-162, Class EB, 2.500%, 9/20/44	55,566

	Total Collateralized Mortgage Obligations
	(Cost $2,717,769)	2,430,571

COMMERCIAL MORTGAGE-BACKED SECURITIES — 24.3%

100,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 4.318%, (LIBOR USD 1-Month plus 1.50%), 11/15/38(a)(c)	94,488
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$136,114	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.935%, 4/10/48	$128,530
569,291	Fannie Mae-Aces, Series 2015-M17, Class A2, 2.986%, 11/25/25(d)	543,719
413,027	Fannie Mae-Aces, Series 2017-M7, Class A2, 2.961%, 2/25/27(d)	387,698
253,617	Fannie Mae-Aces, Series 2017-M8, Class A2, 3.061%, 5/25/27(d)	239,041
390,000	Fannie Mae-Aces, Series 2018-M10, Class A2, 3.471%, 7/25/28(d)	369,071
300,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.060%, 7/25/23(d)	296,924
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	134,193
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class A2, 3.300%, 10/25/26	200,066
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/26(d)	478,835
125,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	117,690
160,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(d)	150,632
275,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.926%, 6/25/28	266,311
250,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	243,655
100,000	Med Trust, Series 2021-MDLN, Class C, 4.618%, (LIBOR USD 1-Month plus 1.80%), 11/15/38(a)(c)	95,240
71,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	68,807
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/47	241,095

	Total Commercial Mortgage-Backed Securities
	(Cost $4,371,674)	4,055,995

CORPORATE BONDS — 2.1%

	Banks — 0.4%
70,000	Bank of America Corp., GMTN, 3.500%, 4/19/26	65,761

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Electric Utilities — 0.4%
$75,000	Public Service Electric & Gas Co., MTN, 2.250%, 9/15/26(b)	$67,758

	Equity Real Estate Investment Trusts (REITS) — 1.3%
250,000	Federal Realty Investment Trust, 1.250%, 2/15/26(b)	220,065

	Total Corporate Bonds
	(Cost $403,501)	353,584

MORTGAGE-BACKED SECURITIES — 28.3%

	Fannie Mae — 20.0%
207,682	4.000%, 12/1/33, Pool #MA1689	198,298
285,182	4.500%, 3/1/34, Pool #CA3294	283,163
49,736	4.000%, 12/1/36, Pool #MA2856	47,461
49,969	4.000%, 2/1/37, Pool #MA2914	47,682
409,079	1.500%, 12/1/40, Pool #MA4202	327,620
46,078	4.000%, 5/1/47, Pool #BE9598	43,668
122,196	3.500%, 12/1/47, Pool #CA0833	111,304
57,589	5.000%, 8/1/48, Pool #CA2219	56,892
59,619	3.500%, 9/1/49, Pool #BJ9608	54,258
67,224	3.500%, 10/1/49, Pool #CA4431	61,186
98,851	3.000%, 3/1/50, Pool #FM2714	87,028
224,573	3.000%, 7/1/50, Pool #CA6421	197,170
222,525	3.000%, 7/1/50, Pool #CA6422	195,245
185,999	2.000%, 8/1/50, Pool #CA6799	152,262
277,148	2.000%, 9/1/50, Pool #CA7019	226,086
326,208	2.500%, 9/1/50, Pool #BQ2883	276,508
152,521	2.500%, 9/1/50, Pool #BQ0538	129,286
396,322	2.000%, 10/1/50, Pool #CA7224	323,691
321,370	2.500%, 10/1/50, Pool #FM4638	272,496
299,259	2.500%, 10/1/50, Pool #FM4530	253,740
		3,345,044

	Freddie Mac — 8.1%
121,670	4.000%, 12/1/35, Pool #ZA2401	116,144
104,401	3.500%, 6/1/36, Pool #ZA2414	97,724
67,572	4.000%, 3/1/39, Pool #ZA6403	63,511
212,532	2.000%, 12/1/40, Pool #RB5090	178,158
148,322	3.500%, 1/1/47, Pool #ZT0941	135,902
105,647	3.000%, 12/1/51, Pool #SD8184	92,442
196,528	4.500%, 6/1/52, Pool #SD1265(e)	187,809
199,075	4.500%, 8/1/52, Pool #SD1515	190,243
300,000	5.000%, 9/1/52, Pool #RA7936(e)	293,278
		1,355,211

	Ginnie Mae II — 0.2%
27,672	5.000%, 11/20/38, Pool #4283	26,744

	Total Mortgage-Backed Securities
	(Cost $5,520,258)	4,726,999
Principal Amount		Fair Value
MUNICIPAL BONDS — 0.8%

	Wisconsin — 0.8%
$135,000	State of Wisconsin, TXB, Revenue Bonds, Pension Funding, Series A, (AGM), 5.700%, 5/1/26(b)	$138,417

	Total Municipal Bonds
	(Cost $141,136)	138,417

U.S. GOVERNMENT AGENCIES — 13.1%

	Fannie Mae — 10.3%
1,000,000	6.250%, 5/15/29	1,126,252
500,000	7.125%, 1/15/30	591,526
		1,717,778

	Federal Home Loan Banks — 2.8%
500,000	1.200%, 12/30/24	464,341

	Total U.S. Government Agencies
	(Cost $2,298,006)	2,182,119

U.S. TREASURY NOTES — 13.1%

1,550,000	0.250%, 9/30/25	1,377,744
1,000,000	1.125%, 2/15/31	809,570

	Total U.S. Treasury Notes
	(Cost $2,391,272)	2,187,314

Shares
MONEY MARKET FUND — 4.5%

748,989	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(f)	748,989

	Total Money Market Fund
	(Cost $748,989)	748,989

Total Investments — 102.7%
(Cost $18,955,296)		17,160,023
Net Other Assets (Liabilities) — (2.7)%		(445,749)
NET ASSETS — 100.0%		$16,714,274

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(c)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

Continued

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

(e)	Represents securities purchased on a when-issued basis. At September 30, 2022, total cost of investments purchased on a when-issued basis was $493,462.

(f)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
GMTN	Global Medium Term Note
MTN	Medium Term Note
TXB	Taxable Bond

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 16.0%

$89,998	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 3.784%, (LIBOR USD 1-Month plus 0.70%), 12/25/35(a)	$89,896
8,200,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class B, 0.760%, 12/18/25	7,890,372
15,025,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class B, 0.680%, 10/19/26	14,315,874
812,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	808,702
3,500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2018-1A, Class A, 3.700%, 9/20/24(b)	3,470,996
9,318,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-2A, Class A, 3.350%, 9/22/25(b)	8,955,693
2,030,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-3A, Class A, 2.360%, 3/20/26(b)	1,901,059
3,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2020-2A, Class A, 2.020%, 2/20/27(b)	2,679,861
6,250,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2021-1A, Class A, 1.380%, 8/20/27(b)	5,348,419
8,720,000	Carvana Auto Receivables Trust, Series 2021-P2, Class B, 1.270%, 3/10/27.	7,685,112
5,211,030	Chesapeake Funding II, LLC, Series 2020-1A, Class A1, 0.870%, 8/15/32(b)	5,152,667
4,791,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	5,258,271
5,020	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.757%, 6/25/37	4,981
6,041,000	Enterprise Fleet Financing, LLC, Series 2020-1, Class A3, 1.860%, 12/22/25(b)	5,870,773
7,000,000	Enterprise Fleet Financing, LLC, Series 2022-1, Class A3, 3.270%, 1/20/28(b)	6,568,339
6,943,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(b)	6,372,662
10,559,000	Ford Credit Auto Owner Trust 2021- REV2, Series 2021-2, Class A, 1.530%, 5/15/34(b)	9,181,023
3,750,000	GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, 6/12/34(b)	3,240,304
15,735,000	Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.680%, 12/27/27(b)	13,461,047
7,000,000	Hertz Vehicle Financing, LLC, Series 2022-2A, Class A, 2.330%, 6/26/28(b)	6,122,285
453,576	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 4.209%, (LIBOR USD 1-Month plus 1.13%), 10/25/33(a)(c)	437,397
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$16,000,000	OneMain Direct Auto Receivables Trust 2021-1, Series 2021-1A, Class A, 0.870%, 7/14/28(b)	$14,803,451
3,950,000	OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.130%, 5/14/35(b)	3,752,523
20,805,000	OneMain Financial Issuance Trust 2021-1, Series 2021-1A, Class A1, 1.550%, 6/16/36(b)	17,346,561
5,500,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.750%, 2/17/26	5,411,067
8,858,000	Santander Drive Auto Receivables Trust, Series 2021-4, Class B, 0.880%, 6/15/26	8,642,293
2,311,050	Saxon Asset Securities Trust, Series 2004-3, Class M1, 3.984%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	2,251,368
3,690,155	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(b)	3,679,950

	Total Asset Backed Securities
	(Cost $186,484,679)	170,702,946

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.9%

18,247	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 2.880%, 4/25/35(d)	18,187
91,203	Banc of America Funding Trust, Series 2004-C, Class 4A1, 3.653%, (LIBOR USD 1-Month plus 0.66%), 12/20/34(a)	90,938
216,094	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	188,466
9,348	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19(c)	9,290
53,882	Countrywide Home Loan Mortgage Pass- Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	50,298
137,814	Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2004-1, Class 2A1, 6.500%, 2/25/34	134,419
793,522	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41(c)	780,341
2,505,986	Fannie Mae, Series 2013-16, Class A, 1.750%, 1/25/40	2,409,791
891,000	Fannie Mae, Series 2013-70, Class CY, 3.500%, 7/25/43	758,113
969,432	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	948,416
154,780	Fannie Mae, Series 2017-64, Class PD, 2.500%, 7/25/47	136,258
344,753	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	343,926
730,000	Freddie Mac, Series 3762, Class LN, 4.000%, 11/15/40	696,968
231,508	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	231,085
554,852	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	546,596

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$1,296,729	Freddie Mac, Series 4100, Class PA, 3.000%, 1/15/42	$1,222,792
507,000	Freddie Mac, Series 4120, Class YK, 2.000%, 10/15/32	411,818
414,858	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	389,007
324,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	291,688
788,676	Freddie Mac, Series 4287, Class V, 4.500%, 10/15/26	788,118
382,944	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	363,070
1,726,265	Freddie Mac, Series 4427, Class KA, 2.250%, 7/15/44	1,569,725
1,272,516	Freddie Mac, Series 4654, Class KA, 3.000%, 6/15/45	1,195,867
2,737,636	Freddie Mac, Series 4655, Class GV, 3.500%, 12/15/36	2,711,840
353,535	Freddie Mac, Series 4710, Class GA, 3.000%, 3/15/44	347,146
162,034	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	161,210
3,234,971	Ginnie Mae, Series 2014-2, Class AG, 2.266%, 3/20/40(d)	2,928,643
361,526	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	328,413
221,545	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	165,821
10	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(d)	10
69,783	RAAC Trust, STEP, Series 2004-SP1, Class AI3, 6.118%, 3/25/34	67,586
106,039	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 3.803%, 12/25/34(d)	94,975

	Total Collateralized Mortgage Obligations
	(Cost $21,926,156)	20,380,821

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.3%

6,730,000	BX 2021-LBA3 Mortgage Trust, Series 2021-PAC, Class C, 3.917%, (LIBOR USD 1-Month plus 1.10%), 10/15/36(a)(b)	6,243,343
6,612,000	BX Commercial Mortgage Trust, Series 2021-21M, Class C, 3.995%, (LIBOR USD 1-Month plus 1.18%), 10/15/36(a)(b)	6,241,220
6,834,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 4.318%, (LIBOR USD 1-Month plus 1.50%), 11/15/38(a)(b)	6,457,335
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$2,972,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 4.089%, (LIBOR USD 1-Month plus 1.27%), 12/15/38(a)(b)	$2,823,092
4,687,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class C, 4.289%, (LIBOR USD 1-Month plus 1.47%), 12/15/38(a)(b)	4,393,468
5,285,262	BX Commercial Mortgage Trust, Series 2021-XL2, Class C, 4.015%, (LIBOR USD 1-Month plus 1.20%), 10/15/38(a)(b)	4,980,707
4,233,029	BX Commercial Mortgage Trust, Series 2022-LP2, Class B, 4.234%, (TSFR1M plus 1.31%), 2/15/39(a)(b)	4,021,565
1,637,000	BX Trust, Series 2021-ARIA, Class A, 3.717%, (LIBOR USD 1-Month plus 0.90%), 10/15/36(a)(b)	1,552,920
6,776,000	BX Trust, Series 2021-RISE, Class C, 4.268%, (LIBOR USD 1-Month plus 1.45%), 11/15/36(a)(b)	6,353,927
4,314,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(d)	4,018,624
530,000	CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, 2/10/50	493,880
3,447,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	3,247,662
1,337,000	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, 4/14/50	1,244,134
3,159,000	COMM 2013-CCRE12 Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	3,121,136
795,000	COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/47	780,116
1,643,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	1,589,229
1,208,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,174,292
1,070,000	COMM Mortgage Trust, Series 2014-UBS4, Class A5, 3.694%, 8/10/47	1,038,470
7,155,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	6,586,509
1,337,000	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, 11/15/48	1,275,972
6,168,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 4.138%, (LIBOR USD 1-Month plus 1.32%), 11/15/38(a)(b)	5,828,058
3,481,469	Fannie Mae-Aces, Series 2017-M8, Class A2, 3.061%, 5/25/27(d)	3,281,377
2,027,020	Fannie Mae-Aces, Series 2019-M9, Class A2, 2.937%, 6/25/29	1,848,908

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$3,386,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K153, Class A3, 3.117%, 10/25/31(d)	$3,039,969
8,536,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3, 3.750%, 4/25/33	7,917,359
5,253,407	FRESB Mortgage Trust, Series 2018-SB52, Class A10F, 3.480%, 6/25/28(d)	4,975,740
419,126	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	413,096
2,249,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,184,701
2,209,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(d).	2,054,810
2,557,935	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(d)	2,459,018
1,497,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.372%, 12/15/47	1,483,434
1,517,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(d)	1,419,861
1,245,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,213,400
3,742,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 3/15/50	3,510,103
6,719,000	Med Trust, Series 2021-MDLN, Class C, 4.618%, (LIBOR USD 1-Month plus 1.80%), 11/15/38(a)(b)	6,399,169
589,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	570,805
5,198,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	4,867,318
2,562,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49.	2,335,277
9,850,000	Morgan Stanley Capital I Trust, Series 2018-H3, Class A5, 4.177%, 7/15/51	9,261,344
8,910,000	Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.587%, 12/15/50	8,207,846
5,093,015	OPG Trust, Series 2021-PORT, Class C, 3.650%, (LIBOR USD 1-Month plus 0.83%), 10/15/36(a)(b)	4,694,432
5,035,162	SMR Mortgage Trust, Series 2022-IND, Class A, 4.495%, (TSFR1M plus 1.65%), 2/15/39(a)(b)	4,890,358
2,812,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	2,681,806
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$723,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794%, 12/15/49	$680,738
8,591,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	7,927,841
899,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	874,669

	Total Commercial Mortgage-Backed Securities
	(Cost $175,813,196)	162,659,038

CORPORATE BONDS — 25.6%

	Aerospace & Defense — 0.7%
4,135,000	Boeing Co. (The), 5.705%, 5/1/40	3,612,233
2,779,000	L3Harris Technologies, Inc., 3.832%, 4/27/25	2,681,671
1,730,000	Raytheon Technologies Corp., 4.500%, 6/1/42	1,491,447
		7,785,351

	Automobiles — 0.5%
3,115,000	Daimler Trucks Finance North America, LLC, 2.000%, 12/14/26(b)	2,689,104
2,994,000	General Motors Financial Co., Inc., 2.750%, 6/20/25	2,758,304
		5,447,408

	Banks — 6.1%
2,672,000	Australia & New Zealand Banking Group, Ltd., 2.950%, (5-Year Treasury Constant Maturity plus 1.29%), 7/22/30(b)(c)(d)	2,428,314
4,441,000	Bank of America Corp., 3.163%, (SOFR plus 0.69%), 4/22/25(a)	4,367,773
3,031,000	Bank of America Corp., 3.419%, (LIBOR USD 3-Month plus 1.04%), 12/20/28(e)	2,689,699
3,593,000	Barclays PLC, 4.338%, (LIBOR USD 3-Month plus 1.36%), 5/16/24(e)	3,552,505
3,951,000	BPCE SA, 2.375%, 1/14/25(b)	3,648,466
5,816,000	Citigroup, Inc., 3.255%, (SOFR plus 0.67%), 5/1/25(a)	5,715,743
4,084,000	Commonwealth Bank of Australia, 2.597%, (SOFR plus 0.40%), 7/7/25(a)(b)	4,010,978
3,336,000	First Citizens BancShares, Inc., 3.375%, (TSFR3M plus 2.47%), 3/15/30(e)	3,130,665
3,558,000	Huntington Bancshares, Inc., 2.625%, 8/6/24	3,400,111
4,185,000	JPMorgan Chase & Co., 2.083%, (SOFR plus 1.85%), 4/22/26(e)	3,813,438
3,937,000	JPMorgan Chase & Co., 3.316%, (SOFR plus 0.89%), 4/22/27(a)	3,818,552
3,010,000	Lloyds Banking Group PLC, 4.582%, 12/10/25	2,840,403

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — (continued)
$2,018,000	Macquarie Group, Ltd., 1.340%, (SOFR plus 1.07%), 1/12/27(b)(e)	$1,727,733
2,633,000	Morgan Stanley, 0.790%, (SOFR plus 0.53%), 5/30/25(e)	2,424,008
2,858,000	PNC Financial Services Group, Inc. (The), Series O, 6.460%, (LIBOR USD 3-Month plus 3.68%)(d)(f)	2,838,479
4,449,000	Royal Bank of Canada, GMTN, 3.079%, (SOFRINDX plus 0.57%), 4/27/26(a)	4,262,112
3,372,000	Sumitomo Mitsui Financial Group, Inc., 2.130%, 7/8/30	2,581,603
2,994,000	Toronto-Dominion Bank (The), 3.625%, (5 yr. Swap Semi 30/360 USD plus 2.21%), 9/15/31(d)	2,730,363
1,194,000	Visa, Inc., 2.700%, 4/15/40	863,284
3,674,000	Wells Fargo & Co., 3.068%, (SOFR plus 2.53%), 4/30/41(e)	2,518,966
1,882,000	Westpac Banking Corp., GMTN, 4.322%, (USD Swap Rate 11:00 am NY 5 plus 2.24%), 11/23/31(d)	1,716,863
		65,080,058

	Beverages — 0.5%
2,298,000	Anheuser-Busch InBev Worldwide, Inc., 5.800%, 1/23/59	2,196,611
3,445,000	Bacardi, Ltd., 4.450%, 5/15/25(b)	3,302,913
		5,499,524

	Capital Goods — 0.3%
2,710,000	Keysight Technologies, Inc., 4.550%, 10/30/24	2,672,217

	Capital Markets — 0.3%
3,068,000	Morgan Stanley, 2.188%, (SOFR plus 1.99%), 4/28/26(e)	2,814,600

	Chemicals — 0.3%
2,906,000	Albemarle Corp., 5.450%, 12/1/44(c)	2,523,881
1,317,000	FMC Corp., 3.450%, 10/1/29	1,130,514
		3,654,395

	Commercial Services & Supplies — 0.2%
3,802,000	Waste Connections, Inc., 2.950%, 1/15/52	2,459,823

	Construction Materials — 0.1%
1,811,000	Vulcan Materials Co., 4.500%, 6/15/47	1,467,461

	Diversified Financial Services — 2.8%
3,315,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.450%, 10/1/25(c)	3,129,462
2,953,000	Avolon Holdings Funding, Ltd., 2.875%, 2/15/25(b)	2,671,629
3,830,000	Bain Capital Specialty Finance, Inc., 2.950%, 3/10/26	3,298,393
3,508,000	Barings BDC, Inc., 3.300%, 11/23/26(b)	2,910,844
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Diversified Financial Services — (continued)
$3,509,000	BlackRock, Inc., 1.900%, 1/28/31(c)	$2,738,346
3,807,000	Blue Owl Finance, LLC, 4.125%, 10/7/51(b)	2,199,770
3,225,000	Charles Schwab Corp. (The), 3.173%, (SOFRINDX plus 0.52%), 5/13/26(a)	3,130,774
1,398,000	Goldman Sachs Group, Inc. (The), 3.000%, 3/15/24	1,358,692
4,203,000	Goldman Sachs Group, Inc. (The), Series VAR, 1.093%, (SOFR plus 0.79%), 12/9/26(e)	3,627,510
2,088,000	Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.150%, 1/23/30	1,782,019
3,107,000	Owl Rock Capital Corp., 3.400%, 7/15/26	2,666,806
		29,514,245

	Diversified Telecommunication Services — 0.8%
2,582,500	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(b)	2,545,469
2,853,000	T-Mobile USA, Inc., 3.500%, 4/15/25	2,727,171
3,961,000	Verizon Communications, Inc., 1.450%, 3/20/26	3,491,335
		8,763,975

	Electric Utilities — 1.7%
2,929,000	CenterPoint Energy, Inc., 2.950%, 3/1/30	2,456,562
3,771,000	Dominion Energy, Inc., STEP, 3.071%, 8/15/24	3,631,372
3,857,000	Duke Energy Progress, LLC, 3.600%, 9/15/47	2,898,738
2,834,000	Entergy Mississippi, LLC, 3.100%, 7/1/23	2,796,398
3,386,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	2,829,394
1,000,000	Korea East-West Power Co., Ltd., 1.750%, 5/6/25(b)	916,140
2,741,000	NextEra Energy Capital Holdings, Inc., 2.440%, 1/15/32	2,130,310
		17,658,914

	Energy Equipment & Services — 1.3%
3,039,000	Cheniere Corpus Christi Holdings, LLC, 3.700%, 11/15/29	2,634,501
1,919,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	1,836,890
1,557,000	Hess Corp., 7.875%, 10/1/29(c)	1,689,458
228,000	NuStar Logistics L.P., 6.000%, 6/1/26(c)	208,708
3,405,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/45	2,498,484
2,894,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	2,891,513
2,990,000	Sempra Global, 3.250%, 1/15/32(b)	2,378,736
		14,138,290

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Equity Real Estate Investment Trusts (REITS) — 1.2%
$3,279,000	American Tower Trust, 3.652%, 3/23/28(b)(c)	$2,984,702
1,170,000	Invitation Homes Operating Partnership L.P., 4.150%, 4/15/32	988,273
2,154,000	LXP Industrial Trust, 2.700%, 9/15/30	1,656,069
5,037,000	SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/8/24(b)	4,872,502
3,308,000	Tanger Properties L.P., 2.750%, 9/1/31	2,348,529
		12,850,075

	Food & Staples Retailing — 0.3%
3,028,000	AbbVie, Inc., 4.875%, 11/14/48	2,662,788

	Gas Utilities — 0.3%
4,120,000	Sempra Energy, 3.800%, 2/1/38	3,213,491

	Health Care Equipment & Services — 0.3%
1,004,000	HCA, Inc., 3.125%, 3/15/27(b)	889,221
2,637,000	HCA, Inc., 5.000%, 3/15/24	2,619,583
		3,508,804

	Health Care Providers & Services — 0.6%
4,164,000	CVS Health Corp., 2.700%, 8/21/40	2,733,533
2,031,000	Elevance Health, Inc., 3.600%, 3/15/51(c)	1,447,914
2,633,000	Viatris, Inc., 3.850%, 6/22/40	1,638,769
		5,820,216

	Insurance — 2.7%
2,160,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	2,140,051
2,879,000	Athene Global Funding, 2.500%, 1/14/25(b)	2,685,452
3,564,000	AXIS Specialty Finance, LLC, 3.900%, 7/15/29	3,096,447
3,482,000	Brighthouse Financial Global Funding, 1.550%, 5/24/26(b)	2,999,116
3,440,000	Enstar Group, Ltd., 3.100%, 9/1/31	2,441,854
2,388,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	2,064,767
3,564,000	Meiji Yasuda Life Insurance Co., 5.200%, (5 yr. Swap Semi 30/360 USD plus 4.23%), 10/20/45(b)(d)	3,436,659
3,239,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/50(b)	2,409,961
3,492,000	Sammons Financial Group, Inc., 3.350%, 4/16/31(b)	2,618,140
3,196,000	SBL Holdings, Inc., 5.000%, 2/18/31(b).	2,440,334
1,930,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39.	2,301,543
		28,634,324

	Internet & Direct Marketing Retail — 0.2%
3,517,000	Amazon.com, Inc., 2.700%, 6/3/60(c)	2,074,886
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Machinery — 0.2%
$3,131,000	Deere & Co., 3.750%, 4/15/50	$2,553,773

	Media — 0.5%
2,126,000	Discovery Communications, LLC, 5.200%, 9/20/47	1,569,262
1,353,000	FactSet Research Systems, Inc., 2.900%, 3/1/27	1,224,900
2,297,000	Time Warner Cable, LLC, 6.550%, 5/1/37	2,072,582
		4,866,744

	Metals & Mining — 0.2%
2,015,000	Southern Copper Corp., 3.500%, 11/8/22	2,010,275

	Multi-Utilities — 0.4%
2,400,000	CMS Energy Corp., 4.700%, 3/31/43	1,935,447
3,056,000	Puget Sound Energy, Inc., 4.223%, 6/15/48	2,493,554
		4,429,001

	Oil, Gas & Consumable Fuels — 1.0%
2,545,000	Halliburton Co., 7.450%, 9/15/39	2,721,831
1,503,000	Hess Corp., 5.800%, 4/1/47	1,342,573
1,725,000	HF Sinclair Corp., 4.500%, 10/1/30(b)	1,477,832
2,149,000	HF Sinclair Corp., 5.875%, 4/1/26(b)	2,107,182
2,917,000	Schlumberger Investment SA, 2.650%, 6/26/30	2,425,278
		10,074,696
	Pharmaceuticals — 0.2%
2,559,000	SC Johnson & Son, Inc., 4.750%, 10/15/46(b)	2,253,773

	Road & Rail — 0.4%
2,334,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	2,161,084
3,474,000	Kansas City Southern, 4.200%, 11/15/69	2,523,510
		4,684,594

	Semiconductors & Semiconductor Equipment — 0.4%
1,773,000	Broadcom, Inc., 4.926%, 5/15/37(b)	1,461,101
3,110,000	TSMC Global, Ltd., 1.250%, 4/23/26(b)	2,724,860
		4,185,961

	Software — 0.4%
2,403,000	Dell International, LLC/EMC Corp., 3.450%, 12/15/51(b)	1,366,189
2,700,000	Dell International, LLC/EMC Corp., 6.020%, 6/15/26	2,711,783
		4,077,972

	Specialty Retail — 0.2%
3,331,000	ERAC USA Finance, LLC, 4.200%, 11/1/46(b)	2,471,890

	Telecommunication Services — 0.5%
3,783,000	AT&T, Inc., 3.550%, 9/15/55(c)	2,481,251

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Telecommunication Services — (continued)
$3,858,000	AT&T, Inc., 3.850%, 6/1/60(c)	$2,585,326
		5,066,577
	Total Corporate Bonds
	(Cost $324,736,329)	272,396,101

MORTGAGE-BACKED SECURITIES — 21.1%

	Fannie Mae — 12.7%
13,199	5.000%, 9/1/25, Pool #255892	12,959
1,140,116	4.000%, 12/1/33, Pool #MA1689	1,088,601
671,446	4.000%, 6/1/34, Pool #MA1922	640,769
619,300	4.000%, 3/1/35, Pool #MA2211	589,869
276,984	5.500%, 8/1/37, Pool #995082	285,964
2,823,132	3.500%, 8/1/38, Pool #FM2472	2,637,300
101,374	4.500%, 10/1/39, Pool #AC2645	98,640
106,276	5.000%, 6/1/40, Pool #AD8718	107,249
102,996	5.000%, 6/1/40, Pool #AD4927	103,932
6,907,109	4.000%, 8/1/40, Pool #FM4673	6,664,137
12,905,508	1.500%, 12/1/40, Pool #MA4202	10,335,652
217,545	4.500%, 12/1/40, Pool #AH1100	213,189
137,562	4.500%, 3/1/41, Pool #AB2467	134,804
263,042	4.500%, 5/1/41, Pool #AI1023	256,403
166,544	4.500%, 11/1/41, Pool #AJ4994	163,207
191,968	4.500%, 12/1/41, Pool #AJ7696	187,181
466,557	3.500%, 6/1/42, Pool #AB5373	428,663
845,648	3.500%, 5/1/43, Pool #AL3605	771,515
417,826	3.500%, 5/1/43, Pool #AB9368	384,053
10,413,402	3.000%, 8/1/43, Pool #AL9500	9,338,701
1,133,548	3.500%, 8/1/43, Pool #AU0613	1,041,241
252,756	4.500%, 11/1/44, Pool #MA2100	247,692
666,647	4.500%, 1/1/45, Pool #MA2158	653,302
811,502	4.000%, 3/1/45, Pool #MA2217(c)	771,304
753,123	4.000%, 6/1/46, Pool #MA2653	714,382
680,347	4.500%, 7/1/46, Pool #AS7568	662,191
924,931	4.000%, 11/1/46, Pool #MA2808	877,179
1,274,904	4.000%, 5/1/47, Pool #BE9598	1,208,219
1,350,952	4.000%, 8/1/47, Pool #BH5117	1,279,635
3,673,970	4.000%, 4/1/48, Pool #BM3900	3,472,852
1,409,768	5.000%, 8/1/48, Pool #CA2219	1,392,710
3,353,660	3.000%, 11/1/48, Pool #BM5822	2,983,369
4,433,213	3.500%, 10/1/49, Pool #CA4431	4,035,009
11,901,114	3.000%, 3/1/50, Pool #FM2870	10,552,916
6,718,776	3.000%, 3/1/50, Pool #FM2714	5,915,198
3,223,101	2.500%, 5/1/50, Pool #FM3287	2,734,620
7,573,185	2.000%, 7/1/50, Pool #CA6301	6,200,476
9,605,205	2.500%, 9/1/50, Pool #BQ0538	8,141,981
3,852,001	2.500%, 9/1/50, Pool #BQ2883	3,265,117
4,096,069	3.000%, 10/1/50, Pool #CA7381	3,595,948
4,958,646	3.000%, 11/1/51, Pool #CB2170	4,336,766
16,410,868	3.500%, 4/1/52, Pool #FS1475	14,873,824
13,770,711	3.500%, 4/1/52, Pool #FS1185	12,424,246
10,124,820	4.500%, 6/1/52, Pool #FS2157	9,759,657
		135,582,622
Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — 8.4%
$17,701	5.000%, 7/1/25, Pool #ZA1892	$17,380
90,635	2.500%, 1/1/28, Pool #ZK4918	86,601
268,060	3.500%, 7/1/30, Pool #ZS8575	255,417
36,847	5.000%, 3/1/36, Pool #ZS4230	37,181
1,095,473	4.000%, 4/1/36, Pool #ZA2413	1,045,294
1,344,798	3.500%, 6/1/36, Pool #ZA2414(c)	1,258,790
10,212	5.000%, 7/1/36, Pool #ZS1139	10,304
811,439	3.500%, 8/1/36, Pool #ZA2425	759,549
111,335	6.500%, 9/1/36, Pool #ZS4257	117,448
2,156,074	3.500%, 11/1/36, Pool #ZA2439	2,001,257
41,843	5.000%, 2/1/37, Pool #ZI5759	42,224
1,572,825	4.000%, 5/1/37, Pool #ZA2461	1,500,751
37,718	4.500%, 10/1/39, Pool #ZI9349	36,789
113,803	5.000%, 6/1/40, Pool #ZA1049	114,842
296,016	5.000%, 7/1/40, Pool #ZJ0194	298,716
31,410	5.000%, 9/1/40, Pool #ZA1066	31,696
6,613,993	2.000%, 12/1/40, Pool #RB5090	5,544,283
414,351	4.000%, 12/1/42, Pool #ZS3671	393,255
316,177	3.500%, 5/1/43, Pool #ZL5915	290,413
189,619	4.000%, 5/1/44, Pool #ZA4468	180,207
84,191	4.000%, 7/1/44, Pool #ZS4573	80,013
143,494	4.000%, 9/1/44, Pool #ZL8439	136,375
1,988,650	3.500%, 1/1/45, Pool #ZL8964	1,826,622
1,662,083	3.500%, 5/1/46, Pool #ZS4663	1,539,187
473,817	4.000%, 8/1/46, Pool #ZS4673	449,305
1,135,690	3.500%, 9/1/46, Pool #ZS4678	1,045,539
2,563,769	3.500%, 9/1/47, Pool #ZM4305	2,342,248
667,225	3.500%, 1/1/48, Pool #ZM5375	609,542
642,827	4.000%, 2/1/48, Pool #ZT1639	609,112
577,612	4.000%, 6/1/48, Pool #ZT0541	546,597
6,689,319	2.500%, 11/1/49, Pool #QA4396	5,666,567
2,840,873	3.000%, 11/1/49, Pool #QA4336	2,514,870
2,675,974	3.500%, 6/1/50, Pool #RA2794	2,429,416
10,275,584	2.500%, 7/1/50, Pool #RA2970	8,732,671
12,040,833	2.500%, 11/1/50, Pool #QB5838	10,201,011
257,635	3.000%, 1/1/51, Pool #SD8123	225,988
1,410,153	3.000%, 12/1/51, Pool #SD8184	1,233,904
4,463,228	3.500%, 4/1/52, Pool #RA7191	4,025,936
10,759,009	4.000%, 5/1/52, Pool #RA7306	10,029,063
10,735,120	4.500%, 8/1/52, Pool #SD1515	10,258,838
11,030,000	5.000%, 9/1/52, Pool #RA7936(g)	10,782,868
		89,308,069

	Ginnie Mae — 0.0%
56,531	5.000%, 2/15/40, Pool #737037	57,056

	Total Mortgage-Backed Securities
	(Cost $255,947,423)	224,947,747

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — 4.4%

	Alabama — 0.2%
$2,675,000	Alabama Economic Settlement Authority, Economic Imports, Taxable BP - Settlement Revenue, Series B, 4.263%, 9/15/32(c)	$2,524,237

	California — 0.7%
2,675,000	Municipal Improvement Corp. of Los Angeles, Advance Refunding Revenue Bonds, Series A, 1.448%, 11/1/27	2,268,801
2,230,000	Municipal Improvement Corp. of Los Angeles, Advance Refunding Revenue Bonds, Series A, 1.648%, 11/1/28	1,850,432
2,370,000	San Diego County Water Authority, Taxable Green Bonds, Advance Refunding Revenue Bonds, Series A, 1.531%, 5/1/30	1,887,966
1,145,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40(c)	1,420,384
		7,427,583

	Florida — 0.3%
1,905,000	Reedy Creek Improvement District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.147%, 6/1/29	1,549,546
1,810,000	Reedy Creek Improvement District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.197%, 6/1/30	1,436,905
		2,986,451

	Illinois — 0.9%
7,155,000	Sales Tax Securitization Corp., Second Lien, Current Refunding, Taxable Revenue Bonds, Series B, 3.057%, 1/1/34	5,640,572
1,605,000	State of Illinois Sales Tax Revenue, Public Improvements, Taxable Building Revenue, 3.481%, 6/15/26	1,490,708
2,790,000	State of Illinois Sales Tax Revenue, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	2,512,200
		9,643,480

	New York — 1.2%
4,630,000	Metropolitan Transportation Authority, Taxable Green Bonds, Green Purpose Revenue Bonds, Series C2, 5.175%, 11/15/49	4,117,505
2,695,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Taxable Revenue, Callable 2/1/27 @ 100, 3.330%, 2/1/28	2,495,220
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New York — (continued)
$7,130,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Taxable Revenue, Sub Series B3, Callable 11/1/29 @ 100, 3.000%, 11/1/33	$5,756,905
		12,369,630

	North Carolina — 0.2%
2,317,000	Duke University, 3.299%, 10/1/46	1,754,422

	Pennsylvania — 0.4%
2,320,000	City of Pittsburgh, PA, Refunding, Taxable Revenue Bonds, G.O., Series B, 1.189%, 9/1/26	2,038,491
3,898,000	Lehigh University, 3.479%, 11/15/46	2,802,358
		4,840,849

	Texas — 0.5%
1,580,000	Dallas Area Rapid Transit, Advance Refunding, Taxable Revenue Bonds, Series C, Callable 12/1/29 @ 100, 1.846%, 12/1/30	1,260,856
4,605,000	Tarrant Regional Water District, Advance Refunding Revenue Bonds, Series S, 1.450%, 9/1/29	3,709,926
		4,970,782
	Total Municipal Bonds
	(Cost $57,112,748)	46,517,434

U.S. TREASURY BONDS — 9.1%

55,273,400	2.500%, 2/15/45	42,191,309
93,391,400	1.375%, 8/15/50	54,108,642

	Total U.S. Treasury Bonds
	(Cost $113,343,452)	96,299,951

U.S. TREASURY NOTES — 6.0%

9,400,000	0.250%, 8/15/24	8,747,508
10,985,000	0.250%, 7/31/25	9,821,706
20,513,100	1.625%, 1/31/27	18,396,885
28,667,600	2.625%, 2/15/29	26,426,824

	Total U.S. Treasury Notes
	(Cost $65,919,232)	63,392,923

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
MONEY MARKET FUND — 1.3%

13,989,821	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(h)	$13,989,821

	Total Money Market Fund
	(Cost $13,989,821)	13,989,821

Total Investments — 100.7%
(Cost $1,215,273,036)		1,071,286,782
Net Other Assets (Liabilities) — (0.7)%		(7,807,097)
NET ASSETS — 100.0%		$1,063,479,685

(a)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(e)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Represents securities purchased on a when-issued basis. At September 30, 2022, total cost of investments purchased on a when-issued basis was $11,073,083.

(h)	Represents the current yield as of report date.

GMTN	Global Medium Term Note
G.O.	General Obligation
STEP	Step Coupon Bond

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — 95.2%
	Aerospace & Defense — 2.8%
$90,000	Boeing Co. (The), 3.825%, 3/1/59	$54,253
110,000	Boeing Co. (The), 3.900%, 5/1/49	71,857
170,000	Boeing Co. (The), 5.705%, 5/1/40	148,508
90,000	L3Harris Technologies, Inc., 4.854%, 4/27/35	81,296
80,000	Lockheed Martin Corp., 4.150%, 6/15/53	66,801
160,000	Raytheon Technologies Corp., 2.820%, 9/1/51	100,373
70,000	Raytheon Technologies Corp., 3.030%, 3/15/52	45,675
90,000	Raytheon Technologies Corp., 4.450%, 11/16/38	78,410
		647,173
	Airlines — 0.2%
39,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.500%, 4/20/26(a)	36,628

	Apparel — 0.3%
90,000	NIKE, Inc., 3.375%, 3/27/50	66,986

	Automobiles — 1.1%
90,000	Ford Motor Co., 5.291%, 12/8/46	63,450
80,000	General Motors Co., 5.150%, 4/1/38	64,376
80,000	General Motors Co., 5.200%, 4/1/45	60,922
60,000	General Motors Co., 6.750%, 4/1/46	54,637
		243,385

	Banks — 9.0%
90,000	Bank of America Corp., 2.482%, (5-Year Treasury Constant Maturity plus 1.20%), 9/21/36(b)	65,055
70,000	Bank of America Corp., 4.244%, (LIBOR USD 3-Month plus 1.81%), 4/24/38(c)	57,634
100,000	Bank of America Corp., 6.110%, 1/29/37	96,294
255,000	Bank of America Corp., MTN, 2.676%, (SOFR plus 1.93%), 6/19/41(c)	164,719
140,000	Bank of America Corp., MTN, 4.330%, (LIBOR USD 3-Month plus 1.52%), 3/15/50(c)	110,217
70,000	Citigroup, Inc., 3.878%, (LIBOR USD 3-Month plus 1.17%), 1/24/39(c)	54,895
60,000	Citigroup, Inc., 5.316%, (SOFR plus 4.55%), 3/26/41(c)	54,169
90,000	Citigroup, Inc., 5.875%, 1/30/42	86,154
21,000	Citigroup, Inc., Series U, 5.000%, (SOFR plus 3.81%)(c)(d)	18,681
50,000	Fifth Third Bancorp, 8.250%, 3/1/38	59,210
130,000	Goldman Sachs Group, Inc. (The), 2.908%, (SOFR plus 1.47%), 7/21/42(c)	83,596
170,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/1/37	169,361
250,000	JPMorgan Chase & Co., 3.109%, (SOFR plus 2.46%), 4/22/41(c)	173,223
150,000	JPMorgan Chase & Co., 3.882%, (LIBOR USD 3-Month plus 1.36%), 7/24/38(c)	117,074
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$100,000	JPMorgan Chase & Co., 4.260%, (LIBOR USD 3-Month plus 1.58%), 2/22/48(c)	$78,923
90,000	Morgan Stanley, 2.484%, (SOFR plus 1.36%), 9/16/36(c)	64,463
110,000	Morgan Stanley, 3.217%, (SOFR plus 1.49%), 4/22/42(c)	76,674
90,000	Morgan Stanley, 3.971%, (LIBOR USD 3-Month plus 1.46%), 7/22/38(c)	71,728
135,000	PNC Financial Services Group, Inc. (The), Series O, 6.460%, (LIBOR USD 3-Month plus 3.68%)(b)(d)	134,078
220,000	Wells Fargo & Co., 5.375%, 11/2/43	190,507
100,000	Wells Fargo & Co., MTN, 5.013%, (SOFR plus 4.50%), 4/4/51(c)	86,085
90,000	Westpac Banking Corp., 2.963%, 11/16/40	57,469
		2,070,209

	Beverages — 3.1%
160,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.700%, 2/1/36	144,411
300,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/1/46	259,996
150,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/1/60	118,266
100,000	Bacardi, Ltd., 5.300%, 5/15/48(a)	85,000
165,000	Coca-Cola Co. (The), 2.600%, 6/1/50	106,178
		713,851

	Capital Goods — 0.5%
70,000	Caterpillar, Inc., 3.803%, 8/15/42	57,634
90,000	Packaging Corp. of America, 3.050%, 10/1/51	56,964
		114,598

	Chemicals — 1.1%
80,000	DuPont de Nemours, Inc., 5.319%, 11/15/38	72,541
100,000	Ecolab, Inc., 2.750%, 8/18/55	61,859
90,000	LYB International Finance III, LLC, 4.200%, 5/1/50	64,696
100,000	Westlake Corp., 3.375%, 8/15/61	57,827
		256,923

	Commercial Services & Supplies — 1.1%
15,000	Polar Tankers, Inc., 5.951%, 5/10/37(a)	14,903
165,000	Republic Services, Inc., 2.375%, 3/15/33	126,516
70,000	Verisk Analytics, Inc., 3.625%, 5/15/50	47,720
90,000	Waste Connections, Inc., 2.950%, 1/15/52	58,228
		247,367

	Construction Materials — 0.7%
80,000	Carrier Global Corp., 3.577%, 4/5/50	55,406
70,000	Martin Marietta Materials, Inc., 4.250%, 12/15/47	53,106

See accompanying Notes to the Financial Statements.

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Construction Materials — (continued)
$70,000	Vulcan Materials Co., 4.500%, 6/15/47	$56,721
		165,233

	Diversified Financial Services — 2.6%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.850%, 10/29/41	99,653
70,000	American Express Co., 4.050%, 12/3/42	56,776
60,000	Blackstone Holdings Finance Co., LLC, 6.250%, 8/15/42(a)	60,811
80,000	Blue Owl Finance, LLC, 4.125%, 10/7/51(a)	46,226
80,000	Charles Schwab Corp. (The), Series H, 4.000%, (10-Year Treasury Constant Maturity plus 3.08%)(b)(d)	58,765
75,000	CSL Finance PLC, 4.750%, 4/27/52(a)	64,530
110,000	Intercontinental Exchange, Inc., 4.250%, 9/21/48	89,413
60,000	Jefferies Group, LLC, 6.500%, 1/20/43	56,299
70,000	Visa, Inc., 4.300%, 12/14/45	60,984
		593,457

	Diversified Telecommunication Services — 2.2%
100,000	America Movil SAB de CV, 6.125%, 3/30/40	99,585
88,000	AT&T, Inc., 2.550%, 12/1/33	65,114
100,000	T-Mobile USA, Inc., 3.600%, 11/15/60	64,190
120,000	T-Mobile USA, Inc., 4.375%, 4/15/40	97,732
50,000	T-Mobile USA, Inc., 5.800%, 9/15/62	46,095
80,000	Vodafone Group PLC, 4.250%, 9/17/50	57,261
80,000	Vodafone Group PLC, 5.000%, 5/30/38	68,714
		498,691

	Electric Utilities — 12.5%
80,000	AEP Transmission Co., LLC, Series M, 3.650%, 4/1/50	58,839
90,000	Appalachian Power Co., Series L, 5.800%, 10/1/35	87,759
40,000	Avista Corp., 4.000%, 4/1/52	31,238
75,000	Berkshire Hathaway Energy Co., 4.600%, 5/1/53(a)	63,157
70,000	CenterPoint Energy Houston Electric, LLC, Series AC, 4.250%, 2/1/49	58,680
140,000	CenterPoint Energy Houston Electric, LLC, Series AD, 2.900%, 7/1/50	92,229
90,000	CMS Energy Corp., 3.750%, (5-Year Treasury Constant Maturity plus 2.90%), 12/1/50(b)	66,150
70,000	CMS Energy Corp., 4.700%, 3/31/43	56,451
60,000	Commonwealth Edison Co., 5.900%, 3/15/36	61,486
70,000	Connecticut Light & Power Co. (The), 4.000%, 4/1/48	57,082
120,000	Consolidated Edison Co. of New York, Inc., 4.450%, 3/15/44	99,443
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Electric Utilities — (continued)
$60,000	Dominion Energy South Carolina, Inc., 5.100%, 6/1/65	$53,999
90,000	Dominion Energy South Carolina, Inc., 5.300%, 5/15/33	89,452
90,000	Dominion Energy, Inc., Series B, 3.300%, 4/15/41	64,910
80,000	DTE Electric Co., 3.750%, 8/15/47	61,980
95,000	DTE Electric Co., Series B, 3.650%, 3/1/52	71,741
80,000	Duke Energy Carolinas, LLC, 6.100%, 6/1/37	78,962
60,000	Duke Energy Florida, LLC, 6.350%, 9/15/37	62,116
150,000	Duke Energy Indiana, LLC, 3.750%, 5/15/46	112,405
80,000	Duke Energy Ohio, Inc., 3.700%, 6/15/46	59,541
90,000	Duke Energy Progress, LLC, 2.900%, 8/15/51	58,432
130,000	Entergy Texas, Inc., 3.550%, 9/30/49	91,418
70,000	Exelon Corp., 4.450%, 4/15/46	57,145
70,000	Exelon Corp., 5.100%, 6/15/45	62,350
80,000	Florida Power & Light Co., 4.125%, 2/1/42	66,904
45,000	Florida Power & Light Co., 5.850%, 5/1/37	45,198
70,000	Massachusetts Electric Co., 5.900%, 11/15/39(a)	67,643
90,000	MidAmerican Energy Co., 2.700%, 8/1/52	56,533
70,000	MidAmerican Energy Co., 4.800%, 9/15/43	62,925
40,000	Northern States Power Co., 4.500%, 6/1/52	35,111
60,000	Oncor Electric Delivery Co., LLC, 4.950%, 9/15/52(a)	56,652
190,000	PECO Energy Co., 2.850%, 9/15/51	122,357
100,000	Public Service Electric & Gas Co., MTN, 5.375%, 11/1/39	93,384
90,000	Puget Sound Energy, Inc., 2.893%, 9/15/51	57,427
60,000	Puget Sound Energy, Inc., 5.638%, 4/15/41	58,241
115,000	San Diego Gas & Electric Co., Series TTT, 4.100%, 6/15/49	91,273
55,000	San Diego Gas & Electric Co., Series UUU, 3.320%, 4/15/50	38,169
130,000	Sempra Energy, 3.800%, 2/1/38	101,397
80,000	Southern Co. (The), 4.400%, 7/1/46	62,588
90,000	Union Electric Co., 3.250%, 10/1/49	62,474
110,000	Virginia Electric & Power Co., 4.000%, 1/15/43	86,348
110,000	Xcel Energy, Inc., 3.500%, 12/1/49	76,810
		2,898,399

	Electrical Equipment — 0.8%
200,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	179,517

	Energy Equipment & Services — 5.8%
100,000	Cheniere Corpus Christi Holdings, LLC, 2.742%, 12/31/39	72,067
75,000	DCP Midstream Operating L.P., 5.600%, 4/1/44	67,625

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Energy Equipment & Services — (continued)
$75,000	Eastern Gas Transmission & Storage, Inc., 4.800%, 11/1/43	$62,572
145,000	Energy Transfer L.P., 5.000%, 5/15/44	111,878
90,000	Energy Transfer L.P., 5.350%, 5/15/45	72,397
80,000	Energy Transfer L.P., 7.500%, 7/1/38	80,494
120,000	Enterprise Products Operating, LLC, 3.300%, 2/15/53	78,081
110,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	105,293
80,000	Enterprise Products Operating, LLC, 6.125%, 10/15/39	78,193
70,000	Kinder Morgan Energy Partners L.P., 5.625%, 9/1/41	59,936
90,000	Kinder Morgan, Inc., 3.600%, 2/15/51	58,358
70,000	Kinder Morgan, Inc., 5.550%, 6/1/45	61,019
70,000	MPLX L.P., 5.200%, 12/1/47.	56,685
100,000	Plains All American Pipeline L.P./PAA Finance Corp., 4.700%, 6/15/44	71,657
80,000	Spectra Energy Partners L.P., 4.500%, 3/15/45	63,627
75,000	Targa Resources Corp., 6.250%, 7/1/52	68,142
64,000	TransCanada PipeLines, Ltd., 4.625%, 3/1/34	56,024
70,000	Williams Cos., Inc. (The), 5.100%, 9/15/45	59,280
70,000	Williams Cos., Inc. (The), 6.300%, 4/15/40	68,148
		1,351,476

	Entertainment — 0.5%
37,000	Mattel, Inc., 5.450%, 11/1/41	30,998
105,000	Warnermedia Holdings, Inc., 5.050%, 3/15/42(a)	78,576
		109,574

	Equity Real Estate Investment Trusts (REITS) — 2.4%
90,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	63,221
50,000	Alexandria Real Estate Equities, Inc., 3.000%, 5/18/51	30,291
50,000	American Homes 4 Rent L.P., 4.300%, 4/15/52	36,643
157,000	American Tower Trust, 3.652%, 3/23/28(a)	142,909
70,000	Kimco Realty Corp., 4.250%, 4/1/45	52,501
30,000	Mid-America Apartments L.P., 2.875%, 9/15/51	18,741
80,000	National Retail Properties, Inc., 3.500%, 4/15/51	53,589
80,000	Simon Property Group L.P., 3.250%, 9/13/49	51,835
80,000	UDR, Inc., 3.100%, 11/1/34	60,709
50,000	Weyerhaeuser Co., 3.375%, 3/9/33	40,475
		550,914

	Food & Staples Retailing — 1.5%
70,000	Hershey Co. (The), 3.125%, 11/15/49	49,965
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Food & Staples Retailing — (continued)
$80,000	Hormel Foods Corp., 3.050%, 6/3/51	$55,162
96,000	Kraft Heinz Foods Co., 4.875%, 10/1/49	79,133
60,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	61,817
150,000	Nestle Holdings, Inc., 2.500%, 9/14/41(a)	103,063
		349,140

	Health Care Providers & Services — 9.2%
60,000	AbbVie, Inc., 4.050%, 11/21/39	48,399
150,000	AbbVie, Inc., 4.250%, 11/21/49	120,433
60,000	AbbVie, Inc., 4.400%, 11/6/42	49,755
60,000	AbbVie, Inc., 4.450%, 5/14/46	48,768
140,000	AbbVie, Inc., 4.500%, 5/14/35	124,617
70,000	Aetna, Inc., 4.500%, 5/15/42	57,625
100,000	Amgen, Inc., 2.770%, 9/1/53	58,266
165,000	Amgen, Inc., 2.800%, 8/15/41	112,639
60,000	Baxalta, Inc., 5.250%, 6/23/45	55,169
145,000	Bristol-Myers Squibb Co., 2.350%, 11/13/40	96,789
150,000	Bristol-Myers Squibb Co., 2.550%, 11/13/50	92,437
110,000	Bristol-Myers Squibb Co., 4.250%, 10/26/49	92,001
70,000	Cigna Corp., 4.800%, 8/15/38	62,156
95,000	CVS Health Corp., 2.700%, 8/21/40	62,364
130,000	CVS Health Corp., 4.250%, 4/1/50	101,605
100,000	CVS Health Corp., 4.780%, 3/25/38	87,681
130,000	CVS Health Corp., 5.125%, 7/20/45	113,823
110,000	Elevance Health, Inc., 4.375%, 12/1/47	90,899
150,000	HCA, Inc., 3.500%, 7/15/51	92,876
200,000	Roche Holdings, Inc., 2.607%, 12/13/51(a)	130,424
130,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	102,233
140,000	UnitedHealth Group, Inc., 3.750%, 10/15/47	107,346
100,000	Viatris, Inc., 3.850%, 6/22/40	62,240
55,000	Viatris, Inc., 4.000%, 6/22/50	32,868
60,000	Wyeth, LLC, 5.950%, 4/1/37	62,754
70,000	Zoetis, Inc., 4.700%, 2/1/43	61,284
		2,127,451

	Insurance — 6.0%
83,000	Athene Holding, Ltd., 3.950%, 5/25/51	55,289
55,000	Berkshire Hathaway Finance Corp., 3.850%, 3/15/52	42,028
70,000	Berkshire Hathaway Finance Corp., 4.200%, 8/15/48	58,064
80,000	Brighthouse Financial, Inc., 4.700%, 6/22/47	56,655
60,000	Carlyle Holdings II Finance, LLC, 5.625%, 3/30/43(a)	51,754
80,000	Chubb INA Holdings, Inc., 3.050%, 12/15/61	50,452
34,000	Corebridge Financial, Inc., 4.400%, 4/5/52(a)	25,846

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Insurance — (continued)
$80,000	Enstar Finance, LLC, 5.500%, (5-Year Treasury Constant Maturity plus 4.01%), 1/15/42(b)	$64,927
47,000	Enstar Group, Ltd., 3.100%, 9/1/31	33,363
90,000	Fidelity National Financial, Inc., 3.200%, 9/17/51	51,695
80,000	Global Atlantic Fin Co., 4.700%, (5-Year Treasury Constant Maturity plus 3.80%), 10/15/51(a)(b)	60,182
70,000	Guardian Life Insurance Co. of America (The), 4.875%, 6/19/64(a)	58,658
70,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(a)	60,525
80,000	Liberty Mutual Group, Inc., 3.950%, 5/15/60(a)	50,538
100,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/50(a)	74,404
70,000	New York Life Insurance Co., 4.450%, 5/15/69(a)	54,839
60,000	New York Life Insurance Co., 6.750%, 11/15/39(a)	65,242
80,000	Northwestern Mutual Life Insurance Co. (The), 3.450%, 3/30/51(a)	54,984
80,000	Pacific LifeCorp, 3.350%, 9/15/50(a)	53,901
70,000	Progressive Corp. (The), 3.950%, 3/26/50	55,539
80,000	Prudential Financial, Inc., 3.700%, (5-Year Treasury Constant Maturity plus 3.04%), 10/1/50(b)	63,184
36,000	SBL Holdings, Inc., 5.000%, 2/18/31(a)	27,488
70,000	Securian Financial Group, Inc., 4.800%, 4/15/48(a)	55,319
80,000	Travelers Cos., Inc. (The), 3.050%, 6/8/51	55,200
70,000	Voya Financial, Inc., 4.800%, 6/15/46	57,225
90,000	W R Berkley Corp., 3.150%, 9/30/61	53,624
		1,390,925

	Internet & Direct Marketing Retail — 1.2%
175,000	Amazon.com, Inc., 2.500%, 6/3/50	109,277
150,000	Amazon.com, Inc., 2.700%, 6/3/60	88,494
90,000	Amazon.com, Inc., 4.800%, 12/5/34	88,642
		286,413

	Internet Media & Services — 0.3%
85,000	Meta Platforms, Inc., 4.450%, 8/15/52(a)	69,377

	IT Services — 0.2%
70,000	Fiserv, Inc., 4.400%, 7/1/49	54,299

	Machinery — 0.3%
80,000	Deere & Co., 3.900%, 6/9/42	68,723

	Media — 6.3%
110,000	Charter Communications Operating, LLC/Charter Communications Operating Capital, 3.950%, 6/30/62	65,239
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Media — (continued)
$190,000	Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.400%, 12/1/61	$121,061
140,000	Charter Communications Operating, LLC/Charter Communications Operating Capital, 6.484%, 10/23/45	123,049
41,000	Comcast Corp., 1.950%, 1/15/31	31,854
130,000	Comcast Corp., 2.800%, 1/15/51	79,148
170,000	Comcast Corp., 2.987%, 11/1/63	98,481
110,000	Comcast Corp., 3.250%, 11/1/39	80,796
100,000	Comcast Corp., 3.400%, 7/15/46	70,416
110,000	Comcast Corp., 4.200%, 8/15/34	96,301
80,000	Comcast Corp., 4.600%, 10/15/38	70,401
90,000	Discovery Communications, LLC, 4.000%, 9/15/55	53,063
80,000	Discovery Communications, LLC, 5.200%, 9/20/47	59,050
90,000	Interpublic Group of Cos., Inc. (The), 3.375%, 3/1/41	59,542
43,000	Paramount Global, 4.950%, 5/19/50.	30,562
70,000	Time Warner Cable, LLC, 5.875%, 11/15/40	57,632
130,000	Time Warner Cable, LLC, 6.550%, 5/1/37	117,299
100,000	Walt Disney Co. (The), 2.750%, 9/1/49	63,412
130,000	Walt Disney Co. (The), 3.500%, 5/13/40	101,210
70,000	Walt Disney Co. (The), 6.200%, 12/15/34	73,466
		1,451,982

	Metals & Mining — 1.3%
80,000	Newmont Corp., 4.875%, 3/15/42	68,984
100,000	Nucor Corp., 2.979%, 12/15/55	59,121
100,000	Southern Copper Corp., 7.500%, 7/27/35	108,250
62,000	Teck Resources, Ltd., 6.000%, 8/15/40	54,688
		291,043

	Multiline Retail — 0.3%
100,000	Walmart, Inc., 2.500%, 9/22/41	69,703

	Oil, Gas & Consumable Fuels — 4.5%
80,000	Atmos Energy Corp., 4.125%, 10/15/44	64,729
125,000	BP Capital Markets America, Inc., 3.060%, 6/17/41	89,141
75,000	ConocoPhillips Co., 4.025%, 3/15/62(a)	56,676
61,000	Devon Energy Corp., 5.600%, 7/15/41	54,631
45,000	Diamondback Energy, Inc., 4.250%, 3/15/52	32,856
70,000	Equinor ASA, 5.100%, 8/17/40	66,643
70,000	Exxon Mobil Corp., 4.114%, 3/1/46	57,832
92,000	Exxon Mobil Corp., 4.227%, 3/19/40	79,889
70,000	Halliburton Co., 5.000%, 11/15/45	58,136
60,000	Halliburton Co., 7.450%, 9/15/39	64,169
70,000	Hess Corp., 5.600%, 2/15/41	61,228
60,000	Marathon Petroleum Corp., 6.500%, 3/1/41	59,394
70,000	NiSource, Inc., 4.800%, 2/15/44	58,327

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Oil, Gas & Consumable Fuels — (continued)
$140,000	Shell International Finance BV, 4.550%, 8/12/43	$121,333
180,000	Southern Co. Gas Capital Corp., Series 21A, 3.150%, 9/30/51	112,935
		1,037,919

	Road & Rail — 3.3%
110,000	Burlington Northern Santa Fe, LLC, 4.900%, 4/1/44	100,488
70,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	64,814
70,000	CSX Corp., 6.000%, 10/1/36.	71,139
90,000	FedEx Corp., 4.550%, 4/1/46	71,212
100,000	Kansas City Southern/Old, 3.500%, 5/1/50	69,734
50,000	Norfolk Southern Corp., 3.400%, 11/1/49	34,987
50,000	Norfolk Southern Corp., 3.700%, 3/15/53	36,242
70,000	Norfolk Southern Corp., 3.950%, 10/1/42	55,046
170,000	Union Pacific Corp., 2.950%, 3/10/52	112,048
30,000	Union Pacific Corp., 3.375%, 2/14/42	22,788
80,000	Union Pacific Corp., 3.600%, 9/15/37	64,770
70,000	United Parcel Service, Inc., 5.300%, 4/1/50	69,973
		773,241

	Semiconductors & Semiconductor Equipment — 1.8%
140,000	Broadcom, Inc., 3.469%, 4/15/34(a)	104,979
80,000	Broadcom, Inc., 3.500%, 2/15/41(a)	53,990
90,000	Lam Research Corp., 2.875%, 6/15/50	58,691
70,000	QUALCOMM, Inc., 4.300%, 5/20/47	59,356
200,000	TSMC Arizona Corp., 3.250%, 10/25/51	142,584
		419,600

	Software — 4.2%
110,000	Apple, Inc., 2.800%, 2/8/61	68,493
110,000	Apple, Inc., 3.850%, 5/4/43	92,625
80,000	Apple, Inc., 3.850%, 8/4/46	66,178
75,000	Apple, Inc., 3.950%, 8/8/52	62,640
270,000	Dell International, LLC/EMC Corp., 3.450%, 12/15/51(a)	153,504
60,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/45	54,483
90,000	Microsoft Corp., 2.525%, 6/1/50	58,811
180,000	Microsoft Corp., 2.675%, 6/1/60	113,207
90,000	Oracle Corp., 3.650%, 3/25/41	61,157
90,000	Oracle Corp., 3.850%, 4/1/60	54,398
90,000	Oracle Corp., 3.950%, 3/25/51	59,697
110,000	Oracle Corp., 4.000%, 7/15/46	74,350
90,000	Salesforce, Inc., 2.700%, 7/15/41	61,968
		981,511

	Specialty Retail — 2.0%
80,000	ERAC USA Finance, LLC, 5.625%, 3/15/42(a)	72,365
200,000	Home Depot, Inc. (The), 2.750%, 9/15/51	127,190
100,000	Home Depot, Inc. (The), 3.125%, 12/15/49	68,791
80,000	Lowe's Cos., Inc., 5.000%, 4/15/40	70,950
Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Specialty Retail — (continued)
$80,000	McDonald's Corp., MTN, 4.875%, 12/9/45	$70,771
90,000	Starbucks Corp., 3.500%, 11/15/50	62,919
		472,986

	Telecommunication Services — 4.5%
120,000	AT&T, Inc., 3.500%, 6/1/41	86,447
100,000	AT&T, Inc., 3.550%, 9/15/55	65,590
240,000	AT&T, Inc., 3.650%, 9/15/59	155,521
155,000	AT&T, Inc., 3.850%, 6/1/60	103,869
210,000	AT&T, Inc., 4.500%, 5/15/35	181,529
150,000	Deutsche Telekom AG, 3.625%, 1/21/50(a)	103,328
100,000	Verizon Communications, Inc., 2.650%, 11/20/40	65,186
140,000	Verizon Communications, Inc., 3.400%, 3/22/41	102,237
90,000	Verizon Communications, Inc., 3.550%, 3/22/51	63,294
120,000	Verizon Communications, Inc., 4.400%, 11/1/34	105,558
		1,032,559

	Tobacco — 1.6%
80,000	Altria Group, Inc., 3.875%, 9/16/46	50,590
160,000	BAT Capital Corp., 4.390%, 8/15/37	114,075
70,000	Cargill, Inc., 4.375%, 4/22/52(a)	60,194
70,000	Cargill, Inc., 4.760%, 11/23/45(a)	62,064
110,000	Philip Morris International, Inc., 4.375%, 11/15/41	80,053
		366,976

	Total Corporate Bonds
	(Cost $30,143,838)	21,988,229

U.S. GOVERNMENT AGENCIES — 0.3%

	Tennessee Valley Authority — 0.3%
70,000	4.250%, 9/15/52.	63,193

	Total U.S. Government Agencies
	(Cost $67,752)	63,193

U.S. TREASURY BONDS — 2.4%

296,100	2.000%, 11/15/41	211,966
507,200	2.000%, 8/15/51	346,481

	Total U.S. Treasury Bonds
	(Cost $631,341)	558,447

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Shares		Fair Value
MONEY MARKET FUND — 0.7%
160,153	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(e)	$160,153

	Total Money Market Fund
	(Cost $160,153)	160,153

Total Investments — 98.6%
(Cost $31,003,084)		22,770,022
Net Other Assets (Liabilities) — 1.4%		317,348
NET ASSETS — 100.0%		$23,087,370

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.
(c)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Represents the current yield as of report date.

MTN	Medium Term Note

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 20.3%
$31,100	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 3.784%, (LIBOR USD 1-Month plus 0.70%), 12/25/35(a) (b)	$31,065
33,702	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/24	33,682
407,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.740%, 4/18/25	403,410
297,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class B, 0.760%, 12/18/25	285,786
405,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/27	380,339
450,000	ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.800%, 8/15/28(c)	446,448
170,000	ARI Fleet Lease Trust, Series 2021-A, Class A3, 0.680%, 3/15/30(c)	158,031
470,000	ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.430%, 1/15/31(c)	450,423
285,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-2A, Class A, 3.350%, 9/22/25(c)	273,918
200,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-3A, Class A, 2.360%, 3/20/26(c)	187,297
850,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2021-1A, Class A, 1.380%, 8/20/27(c)	727,385
550,000	Carvana Auto Receivables Trust, Series 2021-P1, Class A4, 0.860%, 1/11/27	510,971
509,000	Carvana Auto Receivables Trust, Series 2021-P2, Class B, 1.270%, 3/10/27	448,592
600,000	Carvana Auto Receivables Trust, Series 2021-P3, Class B, 1.420%, 8/10/27	512,795
5,099	Chesapeake Funding II, LLC, Series 2018-3A, Class A1, 3.390%, 1/15/31(c)	5,099
219,735	Chesapeake Funding II, LLC, Series 2020-1A, Class A1, 0.870%, 8/15/32(c)	217,274
329,869	Chesapeake Funding II, LLC, Series 2021-1A, Class A1, 0.470%, 4/15/33(c)	323,131
620,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39(b)	680,469
547	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.757%, 6/25/37	542
500,000	Enterprise Fleet Financing, LLC, Series 2019-2, Class A3, 2.380%, 2/20/25(c)	498,126
554,079	Enterprise Fleet Financing, LLC, Series 2020-2, Class A2, 0.610%, 7/20/26(c)	538,678
300,000	Enterprise Fleet Financing, LLC, Series 2021-2, Class A3, 0.740%, 5/20/27(c)	268,340
410,000	Enterprise Fleet Financing, LLC, Series 2021-3, Class A3, 1.220%, 8/20/27(c)	367,446
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$375,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(c)	$344,195
411,969	Fifth Third Auto Trust, Series 2019-1, Class A4, 2.690%, 11/16/26	410,871
642,000	Ford Credit Auto Owner Trust 2020-REV2, Series 2020-2, Class A, 1.060%, 4/15/33(b)(c)	568,672
415,000	Ford Credit Auto Owner Trust 2021-REV2, Series 2021-2, Class A, 1.530%, 5/15/34(c)	360,842
360,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A3, 0.340%, 8/15/24(c)	348,127
205,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A4, 0.550%, 12/15/26(c)	188,328
1,295,000	Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.680%, 12/27/27(c)	1,107,852
750,000	OneMain Direct Auto Receivables Trust 2021-1, Series 2021-1A, Class A, 0.870%, 7/14/28(c)	693,912
321,813	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(c)	319,862
630,000	OneMain Financial Issuance Trust 2019-2, Series 2019-2A, Class A, 3.140%, 10/14/36(b)(c)	560,140
480,000	OneMain Financial Issuance Trust 2021-1, Series 2021-1A, Class A1, 1.550%, 6/16/36(b)(c)	400,225
700,606	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/26	695,511
160,061	Saxon Asset Securities Trust, Series 2004-3, Class M1, 3.984%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	155,928
366,274	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/46(b)(c)	341,582
500,000	Toyota Auto Loan Extended Note Trust 2021-1, Series 2021-1A, Class A, 1.070%, 2/27/34(b)(c)	440,621
1,000,000	Toyota Auto Loan Extended Note Trust 2022-1, Series 2022-1A, Class A, 3.820%, 4/25/35(c)	958,969
57,645	U.S. Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30(b)	55,618
215,000	Wheels SPV 2, LLC, Series 2020-1A, Class A3, 0.620%, 8/20/29(c)	204,458

	Total Asset Backed Securities
	(Cost $17,160,958)	15,904,960

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.6%

386,439	Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.500%, 7/25/49(c)(d)	347,956

See accompanying Notes to the Financial Statements.

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$26,179	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	$25,130
9,325	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	9,267
32,329	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	30,179
59,837	Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2004-1, Class 2A1, 6.500%, 2/25/34	58,363
44,745	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	45,187
192,600	Fannie Mae, Series 2003-21, Class OW, 4.000%, 3/25/33	185,051
682,000	Fannie Mae, Series 2008-2, Class PH, 5.500%, 2/25/38	704,330
527,000	Fannie Mae, Series 2009-28, Class HX, 5.000%, 5/25/39	534,676
825,833	Fannie Mae, Series 2010-150, Class YL, 4.000%, 1/25/41	768,797
380,000	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	374,458
208,331	Fannie Mae, Series 2011-74, Class QM, 4.500%, 11/25/40	207,284
1,014,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	959,035
469,341	Fannie Mae, Series 2013-91, Class DV, 3.000%, 10/25/26	455,222
149,077	Fannie Mae, Series 2016-85, Class GA, 2.500%, 10/25/45	134,511
115,304	Fannie Mae, Series 2017-26, Class CD, 3.500%, 1/25/43	115,045
870,000	Fannie Mae, Series 2017-42, Class HL, 3.000%, 6/25/47	780,666
353,531	Fannie Mae, Series 2020-10, Class Q, 3.000%, 3/25/50	315,801
77,658	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	79,791
142,972	Freddie Mac, Series 2768, Class PC, 4.000%, 3/15/34	138,287
108,716	Freddie Mac, Series 3042, Class PZ, 5.750%, 9/15/35	116,230
104,671	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	104,878
500,000	Freddie Mac, Series 3714, Class PB, 4.750%, 8/15/40(b)	505,870
13,821	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	13,793
200,000	Freddie Mac, Series 3815, Class TB, 4.500%, 2/15/41	193,112
141,576	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	139,134
Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$348,203	Freddie Mac, Series 3989, Class JW, 3.500%, 1/15/42(b)	$323,375
338,000	Freddie Mac, Series 4088, Class CD, 3.000%, 8/15/42	277,780
300,000	Freddie Mac, Series 4094, Class ME, 2.500%, 8/15/42	256,663
215,000	Freddie Mac, Series 4097, Class CU, 1.500%, 8/15/27	190,522
628,000	Freddie Mac, Series 4135, Class AY, 2.000%, 11/15/42	484,207
451,234	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	423,117
119,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32(b)	107,133
138,971	Freddie Mac, Series 4173, Class NB, 3.000%, 3/15/43	126,984
105,753	Freddie Mac, Series 4215, Class LD, 2.000%, 7/15/41	99,012
40,903	Freddie Mac, Series 4293, Class MH, 3.000%, 12/15/41	38,708
1,000,000	Freddie Mac, Series 4507, Class GB, 3.000%, 9/15/45	857,754
141,085	Freddie Mac, Series 4650, Class BC, 3.500%, 5/15/43(b)	140,754
415,653	Freddie Mac, Series 5115, Class G, 2.500%, 9/25/50	362,883
262,961	Freddie Mac Strips, Series 219, Class PO, 3/1/32	227,311
58,446	Ginnie Mae, Series 2004-69, Class GC, 5.500%, 4/20/34	59,650
1,908	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	1,903
612,000	Ginnie Mae, Series 2017-75, Class DL, 3.000%, 3/20/47	522,967
800,000	Ginnie Mae, Series 2019-6, Class JK, 3.500%, 1/20/49	722,354
314,693	JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.124%, 10/26/48(c)(d)	302,936
144,211	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33(b)	131,003
21,163	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35(b)	15,840

	Total Collateralized Mortgage Obligations
	(Cost $14,474,284)	13,014,909

COMMERCIAL MORTGAGE-BACKED SECURITIES — 25.4%

250,000	BANK 2020-BNK29, Series 2020-BN29, Class A4, 1.997%, 11/15/53	196,007
325,000	BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.037%, 4/15/53	260,873
589,492	Benchmark Mortgage Trust, Series 2020-B18, Class A5, 1.925%, 7/15/53	466,039

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,250,000	Benchmark Mortgage Trust, Series 2020- B21, Class A5, 1.978%, 12/17/53(b)	$980,628
270,000	BX 2021-LBA3 Mortgage Trust, Series 2021-PAC, Class C, 3.917%, (LIBOR USD 1-Month plus 1.10%), 10/15/36(a) (c)	250,476
269,000	BX Commercial Mortgage Trust, Series 2021-21M, Class C, 3.995%, (LIBOR USD 1-Month plus 1.18%), 10/15/36(a) (c)	253,915
277,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 4.318%, (LIBOR USD 1-Month plus 1.50%), 11/15/38(a) (c)	261,733
313,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class C, 4.289%, (LIBOR USD 1-Month plus 1.47%), 12/15/38(a) (c)	293,398
213,763	BX Commercial Mortgage Trust, Series 2021-XL2, Class C, 4.015%, (LIBOR USD 1-Month plus 1.20%), 10/15/38(a) (c)	201,445
342,714	BX Commercial Mortgage Trust, Series 2022-LP2, Class B, 4.234%, (TSFR1M plus 1.31%), 2/15/39(a)(c)	325,593
275,000	BX Trust, Series 2021-RISE, Class C, 4.268%, (LIBOR USD 1-Month plus 1.45%), 11/15/36(a)(c)	257,871
589,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(b)(d)	548,672
700,000	CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, 2/10/50	652,295
100,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	94,217
365,000	Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4, 4.371%, 9/10/46(d)	362,358
405,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46(b)	398,055
500,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, 9/10/58	478,117
71,471	COMM 2012-CCRE3 Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	71,322
75,000	COMM 2013-CCRE11 Mortgage Trust, Series 2013-CR11, Class A4, 4.258%, 8/10/50	74,544
75,000	COMM 2013-CCRE13 Mortgage Trust, Series 2013-CR13, Class A4, 4.194%, 11/10/46(d)	74,032
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$350,000	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A4, 4.074%, 2/10/47(d)	$344,681
500,000	COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class A5, 3.828%, 7/15/47(b)	487,582
221,115	COMM 2015-CCRE23 Mortgage Trust, Series 2015-CR23, Class A2, 2.852%, 5/10/4	220,870
266,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	257,294
153,000	COMM Mortgage Trust, Series 2014-UBS2, Class A5, 3.961%, 3/10/47	150,097
455,000	COMM Mortgage Trust, Series 2014-UBS4, Class A5, 3.694%, 8/10/47	441,592
250,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50(b)	230,137
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48(b)	476,743
251,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 4.138%, (LIBOR USD 1-Month plus 1.32%), 11/15/38(a) (c)	237,166
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K1522, Class A2, 2.361%, 10/25/36	756,360
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K159, Class A2, 3.950%, 11/25/30(d)	135,154
287,317	FRESB Mortgage Trust, Series 2017-SB36, Class A10F, 2.880%, 7/25/27(b)(d)	262,641
748,653	Ginnie Mae, Series 2014-126, Class A, 2.500%, 11/16/46	716,161
413,607	Ginnie Mae, Series 2019-79, Class V, 2.800%, 3/16/29	384,148
27,440	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(c).	27,045
300,000	GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.243%, 8/10/46	297,966
85,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	82,570
500,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(b)(d)	465,100
64,000	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377%, 5/12/53	52,347
500,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class A5, 2.012%, 12/12/53(b)	388,984
179,429	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(c)(d)	172,490
164,218	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4, 3.994%, 1/15/46(d)	162,552

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$350,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A5, 2.960%, 4/15/46	$345,507
500,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	487,530
185,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(d)	173,153
274,000	Med Trust, Series 2021-MDLN, Class C, 4.618%, (LIBOR USD 1-Month plus 1.80%), 11/15/38(a)(c)	260,957
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47(b)	96,911
300,167	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/47	289,475
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49(b)	468,191
435,000	Morgan Stanley Capital I Trust, Series 2018-H3, Class A5, 4.177%, 7/15/51	409,004
659,333	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.041%, 7/15/53	523,393
205,612	OPG Trust, Series 2021-PORT, Class C, 3.650%, (LIBOR USD 1-Month plus 0.83%), 10/15/36(a)(c)	189,521
245,006	SMR Mortgage Trust, Series 2022-IND, Class A, 4.495%, (TSFR1M plus 1.65%), 2/15/39(a)(c)	237,960
600,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A5, 3.405%, 12/15/47	575,268
644,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	614,183
50,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794%, 12/15/49	47,077
300,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	276,842
220,800	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5, 2.448%, 6/15/53	181,131
500,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C57, Class A4, 2.118%, 8/15/53	398,195
300,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58, Class A4, 2.092%, 7/15/53	235,907
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$75,628	WFRBS Commercial Mortgage Trust, Series 2013-UBS1, Class A4, 4.079%, 3/15/46(d)	$74,653
475,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/47	459,407
302,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	293,827

	Total Commercial Mortgage-Backed Securities
	(Cost $22,265,686)	19,889,362

CORPORATE BONDS — 0.9%

	Diversified Telecommunication Services — 0.6%
468,750	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(c)	462,028

	Equity Real Estate Investment Trusts (REITS) — 0.3%
250,000	American Tower Trust, 3.652%, 3/23/28(c)	227,562

	Total Corporate Bonds
	(Cost $731,211)	689,590

MORTGAGE-BACKED SECURITIES — 29.6%

	Fannie Mae — 17.4%
123,471	3.000%, 1/1/31, Pool #BA6574	116,735
356,478	4.500%, 3/1/34, Pool #CA3294	353,954
315,202	2.500%, 11/1/35, Pool #CA7939	285,978
67,449	5.500%, 6/1/38, Pool #984277(b)	69,473
32,732	5.500%, 8/1/38, Pool #995072	33,841
41,067	4.500%, 9/1/39, Pool #AC1830	40,246
38,303	4.500%, 10/1/40, Pool #AE4855	37,537
77,763	3.500%, 2/1/41, Pool #AH5646	71,728
120,626	4.000%, 3/1/41, Pool #AH4008	115,040
354,105	2.500%, 5/1/41, Pool #MA4334	305,360
30,470	4.500%, 6/1/41, Pool #AC9298	29,857
91,320	5.000%, 7/1/41, Pool #AI5595	92,131
155,261	4.000%, 9/1/41, Pool #AJ1717	148,034
120,609	3.500%, 6/1/42, Pool #AB5373	110,813
37,698	4.500%, 10/1/44, Pool #MA2066	36,944
122,914	4.000%, 12/1/44, Pool #MA2127	116,832
123,723	4.500%, 1/1/45, Pool #MA2158	121,246
145,420	3.500%, 3/1/45, Pool #AS4552	133,597
131,599	4.000%, 10/1/45, Pool #AL7487	125,015
914,296	3.000%, 10/1/46, Pool #BC4764	813,896
94,434	4.000%, 11/1/46, Pool #MA2808	89,558
120,707	3.000%, 2/1/47, Pool #BE2329	107,110
71,542	4.000%, 5/1/47, Pool #BE9598	67,800
62,771	4.500%, 11/1/47, Pool #BM3286	61,782
156,298	3.500%, 12/1/47, Pool #CA0833	142,366

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae — (continued)
$71,209	4.500%, 5/1/48, Pool #CA1711	$68,755
99,366	3.500%, 9/1/49, Pool #BJ9608	90,431
218,328	3.500%, 6/1/50, Pool #CA6097	198,040
224,573	3.000%, 7/1/50, Pool #CA6421	197,170
222,525	3.000%, 7/1/50, Pool #CA6422	195,245
570,200	2.500%, 8/1/50, Pool #FM4053	483,944
359,607	2.500%, 8/1/50, Pool #FM4055	304,940
890,855	3.000%, 8/1/50, Pool #FS0973	785,973
449,269	2.500%, 10/1/50, Pool #FM4702	380,964
528,829	2.500%, 3/1/51, Pool #FM6523	447,631
378,549	3.000%, 5/1/51, Pool #FM7346	332,059
1,155,196	2.500%, 8/1/51, Pool #FM8438	979,985
1,404,609	4.000%, 8/1/51, Pool #FS1976	1,326,060
339,375	3.000%, 11/1/51, Pool #CB2170	296,813
922,829	3.500%, 2/1/52, Pool #MA4550	832,361
1,103,329	3.000%, 3/1/52, Pool #BV4143	972,485
780,763	3.500%, 4/1/52, Pool #FS1185	704,422
729,798	3.500%, 4/1/52, Pool #FS1260	660,262
718,319	4.500%, 6/1/52, Pool #FS2157	692,412
		13,576,825

	Freddie Mac — 12.2%
44,848	4.000%, 11/1/32, Pool #ZS8993	42,811
205,727	3.500%, 5/1/35, Pool #ZA2378	193,082
147,322	4.000%, 5/1/37, Pool #ZA2461	140,572
20,710	5.500%, 10/1/39, Pool #ZI9359	21,305
34,705	5.000%, 4/1/40, Pool #ZI9910	35,022
61,266	5.500%, 4/1/40, Pool #ZA1042	63,335
25,448	5.000%, 8/1/40, Pool #ZA1056	25,681
63,889	4.000%, 11/1/40, Pool #ZJ0654	60,762
78,852	4.000%, 12/1/40, Pool #ZJ0811	75,180
166,756	3.500%, 8/1/42, Pool #ZL3508	153,381
621,286	3.000%, 12/1/42, Pool #Q14108	558,705
221,009	3.500%, 3/1/43, Pool #ZT1107	203,554
940,806	3.500%, 1/1/45, Pool #SD1309	862,596
165,550	3.500%, 1/1/45, Pool #ZL8964	152,061
128,031	3.500%, 3/1/45, Pool #ZT1164	117,792
98,668	3.000%, 1/1/46, Pool #ZS4646	87,924
102,713	4.000%, 4/1/46, Pool #ZM1015	97,025
106,081	3.500%, 12/1/47, Pool #ZM5123	96,913
267,290	2.500%, 11/1/49, Pool #QA4396	226,423
126,686	3.000%, 1/1/50, Pool #QA6230	111,283
552,244	3.000%, 6/1/51, Pool #SD8152	483,986
757,471	2.500%, 7/1/51, Pool #QC4230	646,427
407,148	3.000%, 7/1/51, Pool #RA5552	356,743
323,308	3.500%, 7/1/51, Pool #RA5549	292,206
1,104,260	3.000%, 8/1/51, Pool #SD8162	967,656
1,068,300	2.500%, 9/1/51, Pool #RA5921	903,544
611,544	3.500%, 1/1/52, Pool #RA6531	551,629
476,546	3.000%, 2/1/52, Pool #SD8195	416,700
971,838	3.500%, 4/1/52, Pool #SD0957	876,011
786,111	4.500%, 6/1/52, Pool #SD1265	751,234
		9,571,543
Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Ginnie Mae — 0.0%
$7,957	4.000%, 12/20/40, Pool #755678	$7,618

	Total Mortgage-Backed Securities
	(Cost $26,273,489)	23,155,986

U.S. TREASURY BONDS — 1.3%

1,000,000	2.375%, 2/15/42	766,406
315,000	1.875%, 11/15/51(b)	208,319

	Total U.S. Treasury Bonds
	(Cost $1,272,929)	974,725

U.S. TREASURY NOTES — 4.2%

2,200,000	0.875%, 9/30/26	1,936,258
650,000	1.375%, 11/15/31	528,023
1,000,000	1.875%, 2/15/32	847,188

	Total U.S. Treasury Notes
	(Cost $3,558,655)	3,311,469

Shares
MONEY MARKET FUND — 2.1%
1,678,519	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(e)	1,678,519

	Total Money Market Fund
	(Cost $1,678,519)	1,678,519

Total Investments — 100.4%
(Cost $87,415,731)		78,619,520
Net Other Assets (Liabilities) — (0.4)%		(333,128)
NET ASSETS — 100.0%		$78,286,392

(a)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(b)	All or a portion of the securities are held in a separate collateral account at US Bank.

(c)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2022. The maturity date reflected is the final maturity date.

(e)	Represents the current yield as of report date.

STEP	Step Coupon Bond

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.5%
	North Carolina — 95.5%
$4,190,000	Alamance County, NC, School Improvements G.O., 5.000%, 5/1/27	$4,501,275
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,026,270
1,390,000	Brunswick County, NC, School Improvements G.O., 5.000%, 8/1/28	1,521,661
1,500,000	Brunswick County, NC, School Improvements G.O., 5.000%, 8/1/29	1,662,915
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,056,396
1,475,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/28	1,543,160
1,175,000	Buncombe County, NC, School Improvements, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/29	1,208,934
1,100,000	Cabarrus County, NC, Refunding Revenue Bonds, Series A, 5.000%, 6/1/31	1,228,810
1,010,000	Cape Fear Public Utility Authority, Advance Refunding Revenue Bonds, 5.000%, 8/1/25	1,059,227
1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	1,023,360
1,040,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/30	1,140,277
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/31	1,092,390
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/32	1,088,600
3,195,000	Charlotte, NC, Current Refunding G.O., Series A, 5.000%, 6/1/29	3,538,814
2,000,000	Charlotte, NC, Public Facilities, Certificate of Participation, Series B, Callable 12/1/31 @ 100, 5.000%, 12/1/32	2,232,320
2,275,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/33	2,453,405
1,520,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/34	1,632,982
3,000,000	Charlotte, NC, Water & Sewer System Refunding Revenue, Callable 7/1/28 @ 100, 5.000%, 7/1/36	3,220,500
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$2,295,000	Charlotte, NC, Water & Sewer System Revenue, Refunding Revenue, 5.000%, 7/1/27	$2,480,390
1,000,000	Charlotte, NC, Water & Sewer System Revenue, Current Refunding Revenue Bonds, 5.000%, 7/1/29	1,108,750
2,035,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,165,606
2,500,000	Durham Capital Financing Corp., Refunding Revenue Limited Obligation, Callable 6/1/23 @ 100, 5.000%, 6/1/38(a)	2,531,050
1,225,000	East Carolina University, University & College Improvements Revenue, Series A, Callable 4/1/26 @ 100, 5.000%, 10/1/27	1,283,151
1,000,000	Elizabeth City State University, Board of Governors of NC, Advance Refunding Revenue Bonds, Callable 4/1/29 @ 100 (AGM), 5.000%, 4/1/40	1,027,470
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,767,710
1,690,000	Fayetteville, NC, Public Works Commission, Multi-Utility Improvements Revenue, Callable 3/1/28 @ 100, 5.000%, 3/1/29	1,828,597
3,000,000	Forsyth County, NC, School Improvements G.O., Series B, 4.000%, 3/1/29	3,123,900
3,000,000	Forsyth County NC, Public Improvements, G.O., Series B, Callable 3/1/29 @ 100, 5.000%, 3/1/31	3,291,000
2,200,000	Forsyth County NC, Refunding Revenue, G.O., 5.000%, 7/1/26	2,343,550
1,500,000	Gaston County, NC, Current Refunding G.O., 5.000%, 2/1/29	1,646,325
1,675,000	Guilford County, NC, Advance Refunding, G.O., Series A, Callable 2/1/26 @ 100, 5.000%, 2/1/28	1,773,741
2,075,000	High Point, NC, Combined Water & Sewer System, Advance Refunding Revenue Bonds, 5.000%, 11/1/26	2,216,390
3,000,000	Mecklenburg County, NC, Advance Refunding G.O., Series A, 5.000%, 12/1/27	3,259,740
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,259,160
1,465,000	Moore County, Advance Refunding Revenue, G.O., 5.000%, 6/1/28	1,594,740
1,250,000	New Hanover County, NC, Public Facilities Revenue Bonds, Series A, 5.000%, 2/1/26	1,320,800

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$2,450,000	New Hanover County, NC, Current Refunding G.O., Series A, 4.000%, 8/1/25	$2,506,399
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,032,380
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/34	1,252,264
1,100,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,109,911
840,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/24	858,791
750,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/25	773,895
1,045,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue (Housing and Urban Development, Section 8), 5.000%, 10/1/25	1,074,302
1,750,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, Callable 10/1/27 @ 100 (Housing and Urban Development, Section 8), 5.000%, 10/1/34	1,779,330
1,205,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/33	1,260,153
1,000,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/37	1,024,460
2,000,000	North Carolina Medical Care Commission, Advance Refunding Revenue Bonds, Vidant Health, Callable 6/1/25 @ 100, 5.000%, 6/1/40	1,991,240
1,500,000	North Carolina Medical Care Commission, Health, Hospital and Nursinghome Improvements, Revenue Bonds, Series A, Callable 1/1/30 @ 100, 5.000%, 7/1/32	1,555,125
1,000,000	North Carolina Municipal Power Agency No. 1, Advance Refunding Revenue Bonds, Series A, Callable 7/1/26 @ 100, 5.000%, 1/1/29	1,050,400
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$3,100,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/28	$3,328,687
4,385,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/30(a)	4,695,896
2,165,000	North Carolina State, Build North Carolina Programs, Highway improvements Revenue Bonds, Series B, Callable 5/1/30 @ 100, 5.000%, 5/1/32	2,380,699
5,000,000	North Carolina State, Highway Improvements Revenue Bonds, Series N, Callable 3/1/31 @ 100, 4.000%, 3/1/34	4,806,000
2,500,000	North Carolina State, Public Improvements G.O., Series A, 5.000%, 6/1/30	2,797,900
2,645,000	North Carolina State, Refunding Revenue G.O., Series B, 5.000%, 6/1/25	2,769,579
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,034,380
1,250,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/26	1,305,437
1,500,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/27	1,584,585
2,100,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue, Callable 1/1/27 @ 100 (AGM), 5.000%, 1/1/28	2,208,885
1,060,000	Pitt County, NC, Advance Refunding Revenue Bonds, Series B, Callable 10/1/26 @ 100, 5.000%, 4/1/30	1,126,388
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,511,595
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,627,484
1,000,000	Raleigh, NC, Refunding Revenue, Callable 2/1/26 @ 100, 5.000%, 2/1/27	1,056,120
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26(a)	2,072,995
1,025,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 4.000%, 6/1/35	978,732
720,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 5.000%, 6/1/30	787,176
1,010,000	Town of Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,045,501

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$870,000	Town of Oak Island, NC, Combined Enterprise System, Advance Refunding Revenue (AGM), 5.000%, 6/1/25	$905,557
1,030,000	Union County, NC, Public Improvements Bonds G.O., Callable 3/1/32 @ 100, 5.000%, 3/1/34	1,148,234
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,021,540
2,180,000	University of North Carolina at Chapel Hill, Current Refunding Revenue Bonds, Series B, Callable 12/1/31 @ 100, 5.000%, 12/1/37	2,394,730
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	1,730,646
410,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 10/31/22 @ 100 (Assured Guaranty), 5.250%, 10/1/24	410,439
1,985,000	Wake County, NC, Advance Refunding Revenue Bonds, Series A, Callable 12/1/26 @ 100, 5.000%, 12/1/28	2,119,246
1,585,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/28 @ 100, 5.000%, 3/1/30	1,724,163
1,725,000	Wake County, NC, Refunding Revenue Bonds, Series A, Callable 8/1/28 @ 100, 5.000%, 8/1/32	1,859,688
2,025,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/29 @ 100, 5.000%, 3/1/30	2,232,441
2,060,000	Wilmington, NC, Public Improvements G.O., Series A, 5.000%, 5/1/31	2,316,511
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,029,700
1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	1,199,973
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25(a)	1,931,212

	Total Municipal Bonds
	(Cost $151,484,486)	145,664,135
Shares		Fair Value
MONEY MARKET FUND — 3.1%
4,804,153	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	$4,804,153

	Total Money Market Fund
	(Cost $4,804,153)	4,804,153

Total Investments — 98.6%
(Cost $156,288,639)		150,468,288
Net Other Assets (Liabilities) — 1.4%		2,076,458
NET ASSETS — 100.0%		$152,544,746

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.

(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
G.O.	General Obligation

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.8%
	South Carolina — 97.8%
$1,000,000	Aiken County, SC, Consolidated School District, School Improvements G.O., Series A, Callable 4/1/29 @ 100 (SCSDE), 4.000%, 4/1/34	$1,005,220
1,000,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/31	1,013,680
750,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/33	744,292
1,000,000	Anderson County, SC, School District No. 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100 (SCSDE), 5.000%, 3/1/28	1,042,100
1,160,000	Beaufort County, SC, School District. School Improvements G.O., Series A (SCSDE), 5.000%, 3/1/29	1,273,042
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/25	1,042,000
1,000,000	Charleston Public Facilities Corp., Charleston City Project Series, Parking Facilities Improvement Revenue, Callable 9/1/27 @ 100, 5.000%, 9/1/29	1,077,120
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,381,531
1,000,000	College of Charleston, University & College Improvements Revenue, Series B, 5.000%, 4/1/27	1,065,780
1,000,000	Columbia, SC, Waterworks & Sewer System Revenue, Water & Sewer Utility Improvements Revenue, Callable 2/1/28 @ 100, 5.000%, 2/1/48	1,085,990
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,029,210
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33(a)	1,123,089
1,000,000	Georgetown County, SC, School District, School Improvements, G.O., Callable 3/1/28 @ 100 (SCSDE), 4.000%, 3/1/30	1,029,010
1,415,000	Greenville Health System, Hospital System Board, Series B, Callable 5/1/24 @ 100, 5.000%, 5/1/31	1,429,249
1,000,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,018,330
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,530,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100 (SCSDE), 5.000%, 3/1/29	$1,637,161
1,345,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100 (SCSDE), 5.000%, 3/1/30	1,437,617
1,085,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,142,538
1,485,000	Orangeburg County, SC, Correctional Facilities Improvements, Installment Purchase Revenue Bonds, Callable 12/1/27 @ 100, 5.000%, 12/1/29(a)	1,578,793
1,000,000	Orangeburg County, SC, School District No. 4, School Improvements Refunding, G.O., Series A (SCSDE), 5.000%, 3/1/24	1,025,300
1,270,000	Richland County, SC, Public Facilities G.O., 5.000%, 3/1/28	1,382,712
1,160,000	Richland County, SC, Public Facilities G.O., 5.000%, 3/1/30	1,292,866
1,000,000	Richland County, SC, School District No. 2, Refunding Bonds, G.O., Series B, Callable 3/1/27 @ 100 (SCSDE), 4.000%, 3/1/29	1,025,180
1,000,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,032,580
625,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 5.000%, 6/1/25	646,519
600,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/24	618,282
490,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/25	510,482
850,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Advance Refunding Revenue Bonds, Callable 2/1/26 @ 100, 5.000%, 2/1/29	870,876
1,540,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/44	1,542,556
1,000,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/49	992,990

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,400,000	Authority, Department of Mental Health Project, Callable 4/1/27 @ 100, 5.000%, 10/1/37	$1,470,518
1,480,000	South Carolina State Housing Finance & Development Authority, Refunding Revenue, Series A, 5.000%, 7/1/30(a)	1,590,378
1,000,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, Callable 10/1/27 @ 100 (AGM-CR), 5.000%, 10/1/38	1,044,990
1,000,000	Spartanburg, SC, Water System Revenue, Water Utility Improvements Refunding Revenue, Series B, Callable 6/1/27 @ 100, 5.000%, 6/1/39	1,044,870
1,195,000	State of South Carolina, University & College Improvements, G.O., Series B, Callable 10/1/27 @ 100 (State Aid Withholding), 5.000%, 4/1/30	1,292,823
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,150,000	Town of Mount Pleasant, SC, Public Facilities, G.O., Callable 6/1/28 @ 100, 5.000%, 6/1/30	$1,253,178
	Total Municipal Bonds
	(Cost $42,717,100)	40,792,852

Shares
MONEY MARKET FUND — 1.1%
468,576	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	468,576
	Total Money Market Fund
	(Cost $468,576)	468,576
Total Investments — 98.9%
(Cost $43,185,676)		41,261,428
Net Other Assets (Liabilities) — 1.1%		448,630
NET ASSETS — 100.0%		$41,710,058

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.

(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
G.O.	General Obligation
SCAGO	South Carolina Association of Governmental Organizations
SCSDE	South Carolina School District Enhancement

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.6%
	District of Columbia — 2.1%
$1,640,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/36	$1,710,684

	Virginia — 94.5%
1,240,000	Albemarle County, VA, Economic Development Authority, Public Improvements Revenue, 5.000%, 6/1/27	1,330,260
1,365,000	Albemarle County, VA, School Improvements G.O., (State Aid Withholding), 5.000%, 6/1/26	1,451,787
1,475,000	Arlington County, VA, Public Improvements G.O., Callable 8/15/27 @ 100, 5.000%, 8/15/30	1,589,430
1,500,000	Arlington County, VA, Public Improvements G.O., Series A, Callable 8/15/27 @ 100, 5.000%, 8/15/29(a)	1,619,640
1,580,000	Arlington County, VA, School Improvements G.O., Callable 6/15/31 @ 100, 5.000%, 6/15/39	1,722,263
1,030,000	Charlottesville, VA, Public Improvements G.O., Callable 6/15/31 @ 100 (State Aid Withholding), 5.000%, 6/15/33	1,141,590
1,770,000	Chesapeake, VA, Public Improvements, Refunding G.O., Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/30	1,900,750
1,085,000	Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Highway Improvements, Revenue Bonds, Callable 7/1/26 @ 100 (AGM), 5.000%, 7/1/41	1,111,865
1,000,000	Chesterfield County, VA, School District, School Public Improvement, G.O., Series A, Callable 1/1/28 @ 100 (State Aid Withholding), 4.000%, 1/1/31	1,033,130
1,000,000	Chesterfield County, VA, School Public Improvement, Advance Refunding, G.O., Callable 1/1/26 @ 100, 5.000%, 1/1/28	1,053,760
2,000,000	Commonwealth of Virginia, University & College Improvements G.O., Series A, 4.000%, 6/1/26	2,055,080
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,157,870
2,000,000	Fairfax County, VA, School District, School Public Improvements G.O., Series A, Callable 4/1/29 @ 100 (State Aid Withholding), 5.000%, 10/1/31	2,190,040
1,145,000	Fairfax County, VA, School Improvements G.O., Current Refunding, Series A, Callable 4/1/30 @ 100 (State Aid Withholding), 5.000%, 10/1/30	1,274,248
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,940,000	Fairfax County, VA, School Improvements G.O., Series A (State Aid Withholding), 5.000%, 10/1/27	$2,107,849
1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	1,022,030
1,545,000	Harrisonburg, VA, School Improvements G.O., Current Refunding, Series A (State Aid Withholding), 5.000%, 7/15/30	1,709,682
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100 (State Aid Withholding), 4.000%, 1/15/27	1,719,091
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100 (State Aid Withholding), 5.000%, 1/15/27	1,038,760
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,034,900
1,365,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,367,730
2,000,000	Loudoun County, VA, Miscellaneous Purposes Revenue G.O., Series A (State Aid Withholding), 5.000%, 12/1/29	2,229,320
1,250,000	Loudoun County, VA, Public Improvements, Advance Refunding G.O., Series A, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,317,537
1,810,000	Manassas, VA, Public Improvements, Public Facilities G.O., Callable 7/1/29 @ 100 (State Aid Withholding), 4.000%, 7/1/33	1,836,245
1,530,000	Newport News, Public Improvements G.O., Series A (State Aid Withholding), 5.000%, 2/1/29	1,684,759
1,500,000	Newport News, VA, Public Improvements, G.O., Series A (State Aid Withholding), 5.000%, 2/1/29	1,651,725
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,000,910
1,025,000	Norfolk, VA, Public Improvements G.O., Series A, Callable 3/1/31 @ 100, 5.000%, 3/1/34	1,130,360
1,465,000	Norfolk, VA, Public Improvements, G.O., Callable 8/1/28 @ 100 (State Aid Withholding), 5.000%, 8/1/47	1,601,318
2,000,000	Norfolk, VA, Public Improvements, G.O., Series A, Callable 10/1/26 @ 100, 5.000%, 10/1/30(a)	2,133,800

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,680,000	Prince William County Industrial Development Authority, County Facilities Project, Refunding Revenue Bonds, Series A, 5.000%, 10/1/24	$1,738,027
1,375,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/26	1,440,519
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28(a)	2,050,880
1,295,000	Richmond, VA, Public Utility Advance Refunding Revenue Bonds, Callable 1/15/26 @ 100, 5.000%, 1/15/27	1,367,041
1,265,000	Roanoke, VA, School Improvements G.O., Callable 4/1/32 @ 100 (State Aid Withholding), 5.000%, 4/1/34	1,394,751
1,380,000	Salem, VA, School Improvements G.O., Current Refunding, 5.000%, 5/1/28	1,493,353
1,200,000	Southampton County Industrial Development Authority, Current Refunding Revenue Bonds, Southampton County Capital, 5.000%, 12/1/28	1,300,464
1,265,000	Virginia Beach, VA, Advance Refunding, G.O., Series B, Callable 9/15/25 @ 100 (State Aid Withholding), 5.000%, 9/15/26	1,330,616
2,295,000	Virginia Beach, VA, Storm Water Utility Revenue, Public Improvements Revenue Bonds, Series A, Callable 11/15/30 @ 100, 5.000%, 11/15/31	2,554,128
1,950,000	Virginia College Building Authority, 21st Century College Programs, University & College Improvements Revenue, Callable 2/1/27 @ 100, 5.000%, 2/1/31	2,077,530
1,000,000	Virginia College Building Authority, University & College Improvements, Revenue Bonds, Series C, 5.000%, 9/1/29	1,103,240
1,500,000	Virginia Commonwealth Transportation Board, Capital Projects, Highway Improvements, Revenue Bonds, Callable 5/15/29 @ 100, 5.000%, 5/15/30	1,643,985
1,215,000	Virginia Commonwealth Transportation Board, Federal Highway Transportation Grant, Callable 9/15/26 @ 100, 5.000%, 9/15/30	1,285,276
2,000,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Anticipation Advance Refunding Revenue, Callable 9/15/27 @ 100, 5.000%, 9/15/31	2,139,300
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,515,000	Virginia Public School Authority, Advance Refunding Revenue, Callable 8/1/25 @ 100, 5.000%, 8/1/26	$1,585,917
2,000,000	Virginia Public School Authority, School Improvements Revenue Bonds (State Aid Withholding), 5.000%, 1/15/30	2,225,060
1,035,000	Virginia Public School Authority, School Improvements Revenue Bonds (State Aid Withholding), 5.000%, 8/15/30	1,158,144
1,000,000	Virginia Public School Authority, School Improvements, Revenue Bonds, Series A, Callable 8/1/29 @ 100, 4.000%, 8/1/32	1,019,400
765,000	Western Regional Jail Authority, Prerefunded Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	804,221
760,000	Western Regional Jail Authority, Unrefunded Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	799,900
920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	939,596
		76,669,077
	Total Municipal Bonds
	(Cost $81,411,138)	78,379,761

Shares
MONEY MARKET FUND — 5.2%
4,187,487	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	4,187,487
	Total Money Market Fund
	(Cost $4,187,487)	4,187,487
Total Investments — 101.8%
(Cost $85,598,625)		82,567,248
Net Other Assets (Liabilities) — (1.8)%		(1,422,602)
NET ASSETS — 100.0%		$81,144,646

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.

(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.

G.O.	General Obligation

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.1%
	West Virginia — 96.1%
$630,000	Berkeley County, WV, Board of Education, Current Refunding G.O., 5.000%, 5/1/25 $	657,222
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,086,638
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100 (BAM), 4.500%, 10/1/32	1,510,620
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100 (West Virginia Board Commission), 5.000%, 5/1/28(a)	1,138,655
1,000,000	Cabell County Board of Education, School Improvements G.O., (AGM West Virginia Board Commission), 3.000%, 6/1/29	962,430
400,000	Fairmont, WV, Water Revenue, Current Refunding Revenue, Series A (BAM), 3.000%, 7/1/23	398,016
530,000	Fairmont, WV, Water Revenue, Current Refunding Revenue, Series A (BAM), 3.000%, 7/1/24	522,988
1,000,000	Jefferson County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 3.000%, 6/1/29	957,670
1,500,000	Marshall University, WV, University & College Improvements Revenue Bonds, Series A (AGM), 5.000%, 5/1/30	1,635,390
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,013,240
705,000	Morgantown Utility Board, WV, Combined Water Utility Improvements Revenue, Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/34	750,599
750,000	Morgantown Utility Board, WV, Refunding Revenue Green Bonds, Series A (BAM), 4.000%, 12/1/27	773,978
555,000	Morgantown Utility Board, WV, Refunding Revenue Green Bonds, Series A (BAM), 4.000%, 12/1/29	574,264
1,105,000	Morgantown Utility Board, Inc., Water Utility Improvements Revenue Bonds, Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/36	1,168,250
2,275,000	Ohio County, WV, Board of Education, School Improvements G.O., Callable 6/1/29 @ 100 (West Virginia Board Commission), 3.000%, 6/1/30	2,155,017
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,810,000	Ohio County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 4.000%, 6/1/29	$1,875,794
1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 10/31/22 @ 100, 4.750%, 6/1/31	962,980
1,020,000	Pleasants County, WV, Board of Education, Current Refunding G.O., 3.000%, 5/1/25	1,008,454
1,425,000	Pleasants County, WV, Board of Education, Current Refunding G.O., 3.000%, 5/1/26	1,402,770
1,210,000	Putnam Public Service District, WV, Current Refunding Revenue Bonds, Sewer Improvements, Series B, Callable 4/1/28 @ 100 (BAM), 3.000%, 4/1/30	1,130,249
695,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Series A, Callable 7/1/24 @ 100, 5.000%, 7/1/27	717,094
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Series A, Callable 7/1/24 @ 100, 5.000%, 7/1/28	1,304,987
800,000	State Of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 6/1/32	881,368
2,225,000	State Of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 12/1/35	2,389,027
2,030,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/39	2,137,549
2,090,000	State of West Virginia, Highway Improvements G.O., Series A, Callable 6/1/31 @ 100, 5.000%, 6/1/38	2,240,522
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 10/31/22 @ 100, 5.000%, 6/1/25(a)	2,027,720
3,185,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 10/31/22 @ 100, 5.000%, 6/1/26	3,231,628
1,145,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/28	1,218,211

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,750,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/35	$1,864,065
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,055,691
1,000,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/30	1,073,330
750,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/36	793,620
775,000	West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Refunding Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/31	785,075
2,170,000	West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Refunding Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/36	2,142,940
945,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/24 @ 100, 5.000%, 9/1/25	961,074
3,220,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/29 @ 100, 5.000%, 9/1/39	3,224,508
1,385,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue Bonds, 5.000%, 6/1/26	1,448,655
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100 OID, 5.375%, 6/1/38	2,029,020
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	525,588
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	641,491
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,500,000	West Virginia Parkways Authority, Highway Improvements Revenue Bonds, Senior Lien, Callable 6/1/31 @ 100, 5.000%, 6/1/39	$1,598,040
1,750,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, 5.000%, 6/1/26	1,854,423
2,065,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/39(a)	2,178,699
1,830,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/43	1,906,476
1,000,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements Revenue Bonds, Callable 6/1/28 @ 100, 5.000%, 6/1/35	1,068,150
1,420,000	West Virginia State School Building Authority Lottery Revenue, School Improvements Revenue Bonds, Series A, Callable 7/1/25 @ 100, 5.000%, 7/1/26	1,486,541
1,500,000	West Virginia State School Building Authority Lottery Revenue, School Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/29	1,633,680
1,050,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26(a)	1,068,711
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,568,379
1,000,000	West Virginia University, University Projects, University & College Improvements Revenue, Callable 10/1/29 @ 100, 5.000%, 10/1/32	1,095,250
2,000,000	West Virginia University, University Projects, University & College Improvements Revenue, Callable 10/1/29 @ 100, 5.000%, 10/1/33	2,180,740
1,180,000	West Virginia University, University Projects, University & College Improvements Revenue, Series A, Callable 10/1/31 @ 100, 5.000%, 10/1/43	1,258,069
920,000	West Virginia University, University Projects, University & College Improvements Revenue, Series A, Callable 10/1/31 @ 100, 5.000%, 10/1/44	975,375

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2022

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	$1,530,000
515,000	West Virginia Water Development Authority, Chesapeake Bay/Greenbrier River, Water Utility Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/25	529,600
1,170,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/24	1,209,359
1,000,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/25	1,048,550
740,000	West Virginia Water Development Authority, West Virginia Infrastructure & Jobs, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/30	775,638
1,100,000	West Virginia Water Development Authority, West Virginia Infrastructure & Jobs, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/31	1,152,151
1,205,000	Wood County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/25	1,227,377
	Total Municipal Bonds
	(Cost $88,071,041)	83,723,595

Shares
MONEY MARKET FUND — 2.9%
2,566,428	Federated Treasury Obligations Fund, Institutional Shares, 2.84%(b)	2,566,428
	Total Money Market Fund
	(Cost $2,566,428)	2,566,428
Total Investments — 99.0%
(Cost $90,637,469)		86,290,023
Net Other Assets (Liabilities) — 1.0%		853,413
NET ASSETS — 100.0%		$87,143,436

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.

(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual
G.O.	General Obligation
OID	Original Issue Discount

Continued

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2022

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$27,807,296	$46,988,463
Cash	—	—
Foreign currency, at value (cost $—, $—, $—, $—, $—, $140,386 and $—, respectively)	—	—
Dividends receivable	61,760	19,333
Receivable for capital shares issued	3,526	1,205
Prepaid and other expenses	40,892	17,690
Total Assets	27,913,474	47,026,691
Liabilities:
Payable for investments purchased	—	—
Payable for capital shares redeemed	472	5,830
Accrued expenses and other payables:
Investment advisory fees	11,166	25,636
Administration fees	2,190	3,973
Compliance service fees	114	144
Distribution (12b-1) fees	5,996	4,355
Accounting out-of-pocket fees	883	648
Audit fees	2,154	4,263
Custodian fees	404	509
Printing fees	1,796	3,988
Transfer agent fees	1,725	6,031
Other fees and liabilities	1,113	2,144
Total Liabilities	28,013	57,521
Net Assets	$27,885,461	$46,969,170
Net Assets Consist of:
Capital	$45,382,391	$33,904,292
Total distributable earnings	(17,496,930)	13,064,878
Net Assets	$27,885,461	$46,969,170
Net Assets
Class A Shares	$25,984,936	$17,190,831
Class C Shares	247,658	472,760
Institutional Shares	1,652,313	29,188,950
Class R6 Shares	554	116,629
Total	$27,885,461	$46,969,170
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,287,083	1,129,913
Class C Shares	12,762	37,765
Institutional Shares	81,229	1,864,798
Class R6 Shares	28	7,438
Total	1,381,102	3,039,914
Net Asset Value
Class A Shares - redemption price per share	$20.19	$15.21
Class C Shares - offering price per share*	$19.41	$12.52
Institutional Shares	$20.34	$15.65
Class R6 Shares	$20.40 **	$15.68
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$21.42	$16.14
(a) Investments at cost	$28,499,315	$41,210,505

*	Redemption price per share varies by length of time shares are held.

**	Class R6 Shares of Sterling Capital Behavioral Large Cap Value Equity Fund net asset values are calculated using unrounded net assets $553.53, divided by unrounded shares of 27.13.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund

$35,694,747	$497,414,053	$2,015,181,709	$97,292,516	$7,228,570
344	—	—	—	—
—	—	—	140,396	—
57,542	147,038	2,059,200	993,794	4,789
72,505	114,401	1,226,527	—	—
11,843	14,802	32,227	4,369	5,341
35,836,981	497,690,294	2,018,499,663	98,431,075	7,238,700

—	2,009,478	944,811	—	—
111	623,012	1,254,806	—	—

19,166	286,767	973,744	34,696	1,821
2,000	38,965	160,110	3,855	601
188	646	2,413	161	91
1,278	86,119	148,167	103	1,491
1,749	3,278	11,561	7,369	344
6,562	39,728	149,850	5,470	633
897	5,241	19,307	4,736	75
5,329	35,276	100,161	5,420	735
4,580	44,627	203,084	2,830	933
2,966	21,744	70,132	3,381	381
44,826	3,194,881	4,038,146	68,021	7,105
$35,792,155	$494,495,413	$2,014,461,517	$98,363,054	$7,231,595

$36,225,165	$304,359,442	$1,364,452,491	$124,866,080	$5,633,053
(433,010)	190,135,971	650,009,026	(26,503,026)	1,598,542
$35,792,155	$494,495,413	$2,014,461,517	$98,363,054	$7,231,595

$5,643,990	$267,479,794	$411,766,403	$307,539	$3,687,992
29,166	29,566,089	64,899,427	40,731	672,916
9,787,878	168,109,768	1,468,387,969	489,330	2,870,687
20,331,121	29,339,762	69,407,718	97,525,454	–
$35,792,155	$494,495,413	$2,014,461,517	$98,363,054	$7,231,595

373,368	11,170,213	16,967,127	43,399	305,386
2,035	1,634,541	2,699,782	5,811	58,303
639,992	6,528,881	60,305,753	69,000	234,364
1,327,592	1,141,310	2,848,999	13,743,721	—
2,342,987	20,474,945	82,821,661	13,861,931	598,053

$15.12	$23.95	$24.27	$7.09	$12.08
$14.33	$18.09	$24.04	$7.01	$11.54
$15.29	$25.75	$24.35	$7.09	$12.25
$15.31	$25.71	$24.36	$7.10	$—
5.75%	5.75%	5.75%	5.75%	5.75%

$16.04	$25.41	$25.75	$7.52	$12.81
$36,339,600	$341,437,573	$1,498,020,609	$109,838,294	$6,344,714

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2022

	Sterling Capital Mid Cap Relative Value Fund		Sterling Capital Real Estate Fund
Assets:
Investments at fair value (a)	$45,195,731		$74,028,045
Cash	—		—
Interest and dividends receivable	36,706		229,571
Receivable for investments sold	921,344		1,065,053
Receivable for capital shares issued	500		1,128
Prepaid and other expenses	9,672		13,851
Total Assets	46,163,953		75,337,648
Liabilities:
Distributions payable	—		—
Payable for investments purchased	683,861		536,699
Payable for capital shares redeemed	—		45,168
Accrued expenses and other payables:
Investment advisory fees	24,292		39,195
Administration fees	3,783		6,375
Compliance service fees	135		173
Distribution (12b-1) fees	87		268
Accounting out-of-pocket fees	662		774
Audit fees	3,666		6,222
Printing fees	3,630		7,007
Transfer agent fees	2,479		5,550
Other fees and liabilities	2,560		4,173
Total Liabilities	725,155		651,604
Net Assets	$45,438,798		$74,686,044
Net Assets Consist of:
Capital	$21,103,055		$45,278,887
Total distributable earnings	24,335,743		29,407,157
Net Assets	$45,438,798		$74,686,044
Net Assets
Class A Shares	$380,379		$670,086
Class C Shares	3,050		125,058
Institutional Shares	45,055,369		73,873,163
Class R6 Shares	–		17,737
Total	$45,438,798		$74,686,044
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	6,091		19,222
Class C Shares	50		3,622
Institutional Shares	716,466		2,113,455
Class R6 Shares	—		505
Total	722,607		2,136,804
Net Asset Value
Class A Shares - redemption price per share	$62.45		$34.86
Class C Shares - offering price per share*	$60.48	**	$34.53
Institutional Shares	$62.89		$34.95
Class R6 Shares	$—		$35.09	**
Maximum Sales Charge - Class A Shares	5.75%		5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$66.26		$36.99
(a) Investments at cost	$27,933,267		$49,495,843

*	Redemption price per share varies by length of time shares are held.

**	Class C Shares of the Sterling Capital Mid Cap Relative Value Fund, and Class R6 Shares of Sterling Capital Real Estate Fund are calculated using unrounded net assets of $3,049.59, and $17,737.05, divided by the unrounded shares of 50.42, and 505.45, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund

$356,716,487	$27,365,934	$104,986,776	$17,160,023	$1,071,286,782
—	—	6,079	—	4
541,002	127,037	596,992	71,273	5,302,273
—	—	—	—	2,086,664
25,948	—	76,502	—	907,905
17,789	17,062	14,586	7,756	39,032
357,301,226	27,510,033	105,680,935	17,239,052	1,079,622,660

—	11,205	60,605	753	733,320
—	—	830,000	494,257	12,511,040
149,703	122,130	246,733	17,153	2,193,253

239,978	—	17,216	1,198	203,989
29,466	2,410	6,757	1,310	65,188
497	125	278	101	1,373
838	1,515	1,136	691	12,964
2,602	9,665	11,477	4,425	29,787
29,914	2,425	8,811	1,172	85,305
39,391	2,574	11,432	1,866	116,936
47,017	1,472	10,585	798	109,735
21,857	1,585	7,317	1,054	80,085
561,263	155,106	1,212,347	524,778	16,142,975
$356,739,963	$27,354,927	$104,468,588	$16,714,274	$1,063,479,685

$64,074,234	$29,286,025	$119,978,382	$20,117,857	$1,265,522,296
292,665,729	(1,931,098)	(15,509,794)	(3,403,583)	(202,042,611)
$356,739,963	$27,354,927	$104,468,588	$16,714,274	$1,063,479,685

$2,464,389	$7,089,966	$3,664,506	$2,879,437	$47,701,342
320,217	—	409,266	98,215	3,483,904
350,163,391	20,264,961	82,934,491	13,736,622	782,083,721
3,791,966	—	17,460,325	—	230,210,718
$356,739,963	$27,354,927	$104,468,588	$16,714,274	$1,063,479,685

42,736	742,331	453,356	338,549	5,238,480
5,908	—	50,665	11,570	381,985
6,012,720	2,120,629	10,266,579	1,614,136	85,850,137
64,953	—	2,160,084	—	25,274,840
6,126,317	2,862,960	12,930,684	1,964,255	116,745,442

$57.67	$9.55	$8.08	$8.51	$9.11
$54.20	$—	$8.08	$8.49	$9.12
$58.24	$9.56	$8.08	$8.51	$9.11
$58.38	$—	$8.08	$—	$9.11
5.75%	0.50%	2.00%	2.00%	5.75%

$61.18	$9.60	$8.25	$8.68	$9.66
$139,272,349	$28,026,237	$110,268,977	$18,955,296	$1,215,273,036

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2022

	Sterling Capital Long Duration Corporate Bond Fund	Sterling Capital Quality Income Fund
Assets:
Investments at fair value (a)	$22,770,022	$78,619,520
Interest and dividends receivable	317,730	204,568
Receivable for capital shares issued	—	33,957
Prepaid and other expenses	18,386	9,484
Total Assets	23,106,138	78,867,529
Liabilities:
Distributions payable	298	80,738
Payable for investments purchased	—	441,249
Payable for capital shares redeemed	59	5,252
Accrued expenses and other payables:
Investment advisory fees	—	20,166
Administration fees	127	6,151
Compliance service fees	111	171
Distribution (12b-1) fees	96	8
Accounting out-of-pocket fees	13,119	13,611
Audit fees	1,310	4,773
Printing fees	1,570	3,055
Other fees and liabilities	2,078	5,963
Total Liabilities	18,768	581,137
Net Assets	$23,087,370	$78,286,392
Net Assets Consist of:
Capital	$31,936,765	$89,747,475
Total distributable earnings	(8,849,395)	(11,461,083)
Net Assets	$23,087,370	$78,286,392
Net Assets
Class A Shares	$435,519	$32,010
Class C Shares	2,497	2,867
Institutional Shares	96,582	78,251,515
Class R6 Shares	22,552,772	–
Total	$23,087,370	$78,286,392
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	65,731	3,644
Class C Shares	378	327
Institutional Shares	14,576	8,900,589
Class R6 Shares	3,403,287	—
Total	3,483,972	8,904,560
Net Asset Value
Class A Shares - redemption price per share	$6.63	$8.78
Class C Shares - offering price per share*	$6.61	$8.78 **
Institutional Shares	$6.63	$8.79
Class R6 Shares	$6.63	$—
Maximum Sales Charge - Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$6.76	$8.96
(a) Investments at cost	$31,003,084	$87,415,731

*	Redemption price per share varies by length of time shares are held.

**	Class C Shares of Sterling Capital Quality Income Fund net asset values are calculated using unrounded net assets $2,867.04, divided by unrounded shares of 326.55.

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

$150,468,288	$41,261,428	$82,567,248	$86,290,023
2,023,500	538,709	978,128	1,290,140
400,070	9,000	18	65,503
17,248	7,562	9,134	14,129
152,909,106	41,816,699	83,554,528	87,659,795

111,981	37,100	100,120	113,130
—	—	2,248,504	272,559
136,818	30,154	4,373	66,746

45,268	12,753	23,857	25,548
12,132	3,386	6,408	6,854
264	142	175	182
6,043	1,755	2,956	5,005
6,752	4,324	3,706	4,584
10,968	4,110	5,173	5,915
14,271	6,696	6,560	7,726
19,863	6,221	8,050	8,110
364,360	106,641	2,409,882	516,359
$152,544,746	$41,710,058	$81,144,646	$87,143,436

$162,478,673	$44,089,632	$85,379,037	$92,430,731
(9,933,927)	(2,379,574)	(4,234,391)	(5,287,295)
$152,544,746	$41,710,058	$81,144,646	$87,143,436

$24,664,488	$7,056,177	$14,161,746	$23,828,536
1,141,456	340,444	16,121	22,718
126,738,802	34,313,437	66,966,779	63,292,182
—	—	—	—
$152,544,746	$41,710,058	$81,144,646	$87,143,436

2,507,776	688,889	1,314,918	2,583,683
116,145	33,252	1,497	2,464
12,888,622	3,373,031	6,219,862	6,856,352
—	—	—	—
15,512,543	4,095,172	7,536,277	9,442,499

$9.84	$10.24	$10.77	$9.22
$9.83	$10.24	$10.77	$9.22
$9.83	$10.17	$10.77	$9.23
$—	$—	$—	$—
2.00%	2.00%	2.00%	2.00%

$10.04	$10.45	$10.99	$9.41
$156,288,639	$43,185,676	$85,598,625	$90,637,469

Sterling Capital Funds

Statements of Operations

For the Year Ended September 30, 2022

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Dividend income	$896,580	$807,865
Foreign tax withholding	(420)	(164)
Total investment income	896,160	807,701
Expenses:
Investment advisory fees (See Note 4)	150,370	396,312
Administration fees (See Note 4)	30,241	59,617
Distribution fees - Class A Shares (See Note 4)	77,718	55,596
Distribution fees - Class C Shares (See Note 4)	3,030	7,604
Compliance service fees (See Note 4)	911	1,313
Trustee fees	4,315	8,678
Accounting and out-of-pocket fees	3,142	3,138
Audit fees	2,359	4,336
Custodian fees	1,810	3,282
Fund accounting fees (See Note 4)	2,506	4,954
Interest expense (See Note 8)	—	—
Legal fees	5,270	10,916
Printing fees	3,827	8,548
Registration fees	35,067	35,661
Transfer agent fees (See Note 4)	13,686	37,548
Other fees	6,745	9,947
Total expenses before waivers	340,997	647,450
Less expenses waived by the Investment Advisor (See Note 4)	(10,555)	—
Less expenses waived by the Administrator (See Note 4)	—	(211)
Net expenses	330,442	647,239
Net investment income (loss)	565,718	160,462
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,611,731	9,493,174
In-kind redemptions	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	(6,173,918)	(19,290,537)
Foreign currency transactions	—	—
Total realized and unrealized (loss)	(3,562,187)	(9,797,363)
Change in net assets from operations	$(2,996,469)	$(9,636,901)

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund

$1,975,291	$4,364,539	$54,429,291	$4,698,368	$96,603
(5,142)	(70,415)	(158,191)	(435,569)	(1,034)
1,970,149	4,294,124	54,271,100	4,262,799	95,569

611,166	4,002,316	12,784,574	339,021	68,679
91,958	556,488	2,104,083	76,781	8,856
17,805	827,191	1,167,522	1,070	11,525
398	433,471	784,428	509	11,990
1,806	8,056	29,222	1,511	620
14,097	80,253	294,383	10,639	1,314
6,633	17,461	60,666	20,685	1,826
6,674	40,680	151,885	5,556	646
5,333	32,222	120,189	32,941	494
7,640	46,181	174,335	6,357	736
1,083	1,089	—	—	—
17,604	98,691	364,503	13,022	1,621
11,949	73,727	265,110	9,620	1,330
30,772	55,827	91,505	9,482	12,996
32,345	374,199	1,712,924	16,136	7,582
13,943	60,828	196,320	23,735	3,935
871,206	6,708,680	20,301,649	567,065	134,150
—	—	—	(9)	(33,125)
(40,160)	(30,200)	(72,065)	(41,827)	—
831,046	6,678,480	20,229,584	525,229	101,025
1,139,103	(2,384,356)	34,041,516	3,737,570	(5,456)

8,285,624	42,334,321	167,909,932	(8,328,762)	868,503
8,534,347	—	—	—	—
—	—	—	(95,707)	—

(24,041,910)	(156,233,127)	(317,324,225)	(19,765,948)	(2,529,581)
—	—	—	(58,813)	—
(7,221,939)	(113,898,806)	(149,414,293)	(28,249,230)	(1,661,078)
$(6,082,836)	$(116,283,162)	$(115,372,777)	$(24,511,660)	$(1,666,534)

Sterling Capital Funds

Statements of Operations

For the Year Ended September 30, 2022

	Sterling Capital Mid Cap Relative Value Fund	Sterling Capital Real Estate Fund
Investment Income:
Interest income	$—	$7,691
Dividend income	924,129	1,656,769
Foreign tax withholding	(4,593)	—
Total investment income	919,536	1,664,460
Expenses:
Investment advisory fees (See Note 4)	340,866	554,261
Administration fees (See Note 4)	51,313	87,166
Distribution fees - Class A Shares (See Note 4)	1,068	1,938
Distribution fees - Class C Shares (See Note 4)	34	1,798
Compliance service fees (See Note 4)	1,197	1,684
Trustee fees	7,422	12,458
Accounting and out-of-pocket fees	3,022	4,220
Audit fees	3,726	6,316
Custodian fees	2,881	5,004
Fund accounting fees (See Note 4)	4,261	7,230
Interest expense (See Note 8)	—	3
Legal fees	9,148	15,372
Printing fees	7,251	12,045
Registration fees	20,007	26,417
Transfer agent fees (See Note 4)	18,856	46,638
Other fees	8,297	11,773
Total expenses before waivers	479,349	794,323
Less expenses waived by the Investment Advisor (See Note 4)	—	—
Less expenses waived by the Administrator (See Note 4)	—	(17)
Net expenses	479,349	794,306
Net investment income	440,187	870,154
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	7,317,042	5,415,357
Change in unrealized appreciation/depreciation on:
Investments	(14,324,669)	(23,147,437)
Total realized and unrealized (loss)	(7,007,627)	(17,732,080)
Change in net assets from operations	$(6,567,440)	$(16,861,926)

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund

$615	$513,679	$2,251,546	$286,962	$32,131,221
6,380,235	5,345	—	3,876	74,898
—	—	—	—	—
6,380,850	519,024	2,251,546	290,838	32,206,119

3,477,670	75,283	273,562	58,185	3,307,648
418,653	34,070	123,482	16,452	1,194,756
8,175	19,839	9,742	7,579	136,437
4,132	—	7,446	1,096	44,982
6,183	975	2,261	725	16,821
60,320	4,784	18,822	2,357	175,674
14,704	25,773	27,117	14,471	98,990
31,001	2,453	8,986	1,187	87,022
23,478	2,000	7,201	928	67,420
34,777	2,823	10,259	1,364	99,230
2,181	—	5,138	3	2,890
74,256	5,852	22,957	2,787	213,791
58,551	4,312	17,745	2,421	174,486
35,035	15,569	41,518	11,098	76,460
350,894	9,357	70,264	5,668	757,885
48,687	4,890	18,931	4,232	141,067
4,648,697	207,980	665,431	130,553	6,595,559
—	(86,509)	—	(34,767)	(457,481)
(4,550)	—	(18,363)	—	(293,627)
4,644,147	121,471	647,068	95,786	5,844,451
1,736,703	397,553	1,604,478	195,052	26,361,668

84,129,501	(128,185)	(1,142,255)	(161,313)	(48,317,061)

(139,878,030)	(613,903)	(6,544,910)	(2,125,140)	(183,707,125)
(55,748,529)	(742,088)	(7,687,165)	(2,286,453)	(232,024,186)
$(54,011,826)	$(344,535)	$(6,082,687)	$(2,091,401)	$(205,662,518)

Sterling Capital Funds

Statements of Operations

For the Year Ended September 30, 2022

	Sterling Capital Long Duration Corporate Bond Fund	Sterling Capital Quality Income Fund
Investment Income:
Interest income	$806,691	$1,703,721
Dividend income	1,399	6
Total investment income	808,090	1,703,727
Expenses:
Investment advisory fees (See Note 4)	52,724	259,540
Administration fees (See Note 4)	18,570	67,435
Distribution fees - Class A Shares (See Note 4)	1,335	83
Distribution fees - Class C Shares (See Note 4)	95	34
Compliance service fees (See Note 4)	759	1,429
Trustee fees	2,347	9,247
Accounting and out-of-pocket fees	21,145	43,207
Audit fees	1,330	4,814
Custodian fees	1,162	4,090
Fund accounting fees (See Note 4)	1,519	5,562
Legal fees	2,769	11,293
Printing fees	2,434	7,190
Registration fees	9,975	15,994
Transfer agent fees (See Note 4)	5,034	16,028
Other fees	4,377	7,672
Total expenses before waivers	125,575	453,618
Less expenses waived by the Investment Advisor (See Note 4)	(27,117)	(29,662)
Less expenses waived by the Administrator (See Note 4)	(14,830)	—
Net expenses	83,628	423,956
Net investment income	724,462	1,279,771
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(589,254)	(464,475)
Change in unrealized appreciation/depreciation on:
Investments	(8,498,946)	(9,405,234)
Total realized and unrealized (loss)	(9,088,200)	(9,869,709)
Change in net assets from operations	$(8,363,738)	$(8,589,938)

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

$3,915,591	$1,577,502	$1,785,650	$2,151,687
47,143	4,697	20,197	31,869
3,962,734	1,582,199	1,805,847	2,183,556

595,510	223,025	281,053	321,305
153,918	57,404	72,800	83,105
73,170	22,386	38,851	61,518
12,205	4,531	282	240
2,608	1,290	1,496	1,633
22,279	8,774	10,249	11,631
21,532	14,263	12,380	16,697
11,149	4,193	5,253	6,005
8,679	3,218	4,097	4,670
12,761	4,779	6,022	6,885
29,498	10,555	12,306	14,282
20,391	8,447	9,421	10,922
13,917	12,417	16,279	16,282
56,841	21,149	24,571	23,639
18,355	9,451	9,581	10,756
1,052,813	405,882	504,641	589,570
—	—	—	—
—	—	—	—
1,052,813	405,882	504,641	589,570
2,909,921	1,176,317	1,301,206	1,593,986

(3,925,912)	(439,370)	(1,266,182)	(1,020,923)

(14,152,072)	(6,014,907)	(6,989,773)	(8,383,049)
(18,077,984)	(6,454,277)	(8,255,955)	(9,403,972)
$(15,168,063)	$(5,277,960)	$(6,954,749)	$(7,809,986)

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$565,718	$54,374
Net realized gain	2,611,731	6,135,151
Change in unrealized appreciation/depreciation	(6,173,918)	3,545,183
Change in net assets from operations	(2,996,469)	9,734,708
Distributions to Shareholders:
Income distribution:
Class A	(476,471)	(60,964)
Class C	(2,568)	(690)
Institutional Class	(39,354)	(4,573)
Class R	–	–
Class R6	(13)	(1)
Return of Capital:
Class A	–	(235,786)
Class C	–	(2,670)
Institutional Class	–	(17,684)
Class R6	–	(4)
Change in net assets from shareholder distributions	(518,406)	(322,372)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(1,797,076)	(3,228,795)
Change in net assets	(5,311,951)	6,183,541
Net Assets:
Beginning of year	33,197,412	27,013,871
End of year	$27,885,461	$33,197,412

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
$160,462	$59,197	$1,139,103	$1,124,136	$(2,384,356)	$(2,084,186)
9,493,174	8,240,216	16,819,971	32,538,116	42,334,321	93,006,573
(19,290,537)	17,753,584	(24,041,910)	19,414,311	(156,233,127)	101,866,100
(9,636,901)	26,052,997	(6,082,836)	53,076,563	(116,283,162)	192,788,487

(1,874,485)	(43,324)	(699,909)	(40,840)	(43,211,898)	(3,637,292)
(83,961)	–	(3,471)	–	(7,853,006)	(940,187)
(4,044,300)	(185,412)	(1,366,695)	(73,763)	(24,533,645)	(2,285,619)
–	(2)	–	(1,097)	–	(14)
(24,626)	(14,498)	(8,845,595)	(851,534)	(5,075,978)	(713,339)

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
(6,027,372)	(243,236)	(10,915,670)	(967,234)	(80,674,527)	(7,576,451)

(13,905,347)	(10,023,315)	(53,178,549)	(28,556,308)	22,803,338	(64,806,980)
(29,569,620)	15,786,446	(70,177,055)	23,553,021	(174,154,351)	120,405,056

76,538,790	60,752,344	105,969,210	82,416,189	668,649,764	548,244,708
$46,969,170	$76,538,790	$35,792,155	$105,969,210	$494,495,413	$668,649,764

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$34,041,516	$26,102,289
Net realized gain (loss)	167,909,932	85,341,060
Change in unrealized appreciation/depreciation	(317,324,225)	436,564,630
Change in net assets from operations	(115,372,777)	548,007,979
Distributions to Shareholders:
Income distribution:
Class A	(14,200,798)	(4,952,072)
Class C	(1,831,748)	(309,538)
Institutional Class	(56,490,711)	(20,357,408)
Class R	–	(16,774)
Class R6	(2,396,776)	(964,112)
Change in net assets from shareholder distributions	(74,920,033)	(26,599,904)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(30,597,835)	158,467,099
Change in net assets	(220,890,645)	679,875,174
Net Assets:
Beginning of year	2,235,352,162	1,555,476,988
End of year	$2,014,461,517	$2,235,352,162

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund		Sterling Capital SMID Opportunities Fund		Sterling Capital Mid Cap Relative Value Fund
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
$3,737,570	$2,553,424	$(5,456)	$(50,354)	$440,187	$386,418
(8,424,469)	17,190,461	868,503	2,193,078	7,317,042	5,465,650
(19,824,761)	(1,076,370)	(2,529,581)	1,003,701	(14,324,669)	12,463,051
(24,511,660)	18,667,515	(1,666,534)	3,146,425	(6,567,440)	18,315,119

(20,546)	(12,833)	(427,285)	–	(30,339)	(2,010)
(2,002)	(891)	(133,622)	–	(250)	(5)
(31,374)	(350,947)	(389,794)	–	(4,998,468)	(508,411)
–	–	–	–	–	–
(4,003,413)	(2,082,632)	–	–	–	–
(4,057,335)	(2,447,303)	(950,701)	–	(5,029,057)	(510,426)

39,989,968	(12,654,797)	(1,350,340)	(2,981,186)	(8,839,376)	(5,923,182)
11,420,973	3,565,415	(3,967,575)	165,239	(20,435,873)	11,881,511

86,942,081	83,376,666	11,199,170	11,033,931	65,874,671	53,993,160
$98,363,054	$86,942,081	$7,231,595	$11,199,170	$45,438,798	$65,874,671

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Real Estate Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities:
Operations:
Net investment income	$870,154	$983,024
Net realized gain (loss)	5,415,357	7,216,823
Change in unrealized appreciation/depreciation	(23,147,437)	18,097,538
Change in net assets from operations	(16,861,926)	26,297,385
Distributions to Shareholders:
Income distribution:
Class A	(53,913)	(20,780)
Class C	(12,662)	(4,951)
Institutional Class	(7,579,099)	(3,204,299)
Class R6	(1,363)	(250)
Change in net assets from shareholder distributions	(7,647,037)	(3,230,280)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	2,203,071	(11,947,772)
Change in net assets	(22,305,892)	11,119,333
Net Assets:
Beginning of year	96,991,936	85,872,603
End of year	$74,686,044	$96,991,936

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
$1,736,703	$1,165,214	$397,553	$341,915
84,129,501	130,272,724	(128,185)	34,840
(139,878,030)	89,329,899	(613,903)	(130,731)
(54,011,826)	220,767,837	(344,535)	246,024

(718,382)	(354,284)	(94,279)	(46,478)
(95,212)	(42,126)	–	–
(104,869,046)	(74,924,280)	(423,309)	(355,057)
(981,746)	(527,073)	–	–
(106,664,386)	(75,847,763)	(517,588)	(401,535)

(4,107,586)	(104,186,325)	(11,494,089)	3,492,017
(164,783,798)	40,733,749	(12,356,212)	3,336,506

521,523,761	480,790,012	39,711,139	36,374,633
$356,739,963	$521,523,761	$27,354,927	$39,711,139

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities:
Operations:
Net investment income	$1,604,478	$2,681,143
Net realized gain (loss)	(1,142,255)	1,276,704
Change in unrealized appreciation/depreciation	(6,544,910)	(1,665,303)
Change in net assets from operations	(6,082,687)	2,292,544
Distributions to Shareholders:
Income distribution:
Class A	(77,983)	(92,276)
Class C	(9,133)	(10,952)
Institutional Class	(2,495,380)	(4,334,091)
Class R	–	–
Class R6	(474,774)	(14,207)
Change in net assets from shareholder distributions	(3,057,270)	(4,451,526)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(83,167,834)	18,891,274
Change in net assets	(92,307,791)	16,732,292
Net Assets:
Beginning of year	196,776,379	180,044,087
End of year	$104,468,588	$196,776,379

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$195,052	$179,475	$26,361,668	$29,938,493
(161,313)	80,124	(48,317,061)	31,959,205
(2,125,140)	(458,605)	(183,707,125)	(53,496,254)
(2,091,401)	(199,006)	(205,662,518)	8,401,444

(64,077)	(82,287)	(1,679,055)	(2,073,169)
(1,493)	(2,891)	(106,188)	(206,565)
(355,581)	(441,390)	(32,571,476)	(40,602,235)
–	–	–	(1,056)
–	–	(10,158,386)	(20,737,575)
(421,151)	(526,568)	(44,515,105)	(63,620,600)

(557,502)	8,222,356	(240,397,279)	(150,525,821)
(3,070,054)	7,496,782	(490,574,902)	(205,744,977)

19,784,328	12,287,546	1,554,054,587	1,759,799,564
$16,714,274	$19,784,328	$1,063,479,685	$1,554,054,587

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Long Duration Corporate Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities:
Operations:
Net investment income	$724,462	$267,601
Net realized gain (loss)	(589,254)	933,969
Change in unrealized appreciation/depreciation	(8,498,946)	(779,557)
Change in net assets from operations	(8,363,738)	422,013
Distributions to Shareholders:
Income distribution:
Class A	(76,145)	(30,662)
Class C	(2,558)	(155)
Institutional Class	(624,683)	(606,311)
Class R6	(637,292)	–
Change in net assets from shareholder distributions	(1,340,678)	(637,128)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	25,648,255	(11,653,318)
Change in net assets	15,943,839	(11,868,433)
Net Assets:
Beginning of year	7,143,531	19,011,964
End of year	$23,087,370	$7,143,531

See accompanying Notes to the Financial Statements.

Sterling Capital Quality Income Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$1,279,771	$663,381	$2,909,921	$2,823,841
(464,475)	74,208	(3,925,912)	224,918
(9,405,234)	(829,489)	(14,152,072)	(2,831,416)
(8,589,938)	(91,900)	(15,168,063)	217,343

(603)	(641)	(443,470)	(445,562)
(39)	(37)	(9,185)	(11,791)
(1,556,001)	(899,204)	(2,457,262)	(2,366,482)
–	–	–	–
(1,556,643)	(899,882)	(2,909,917)	(2,823,835)

25,681,610	27,906,592	(16,450,675)	12,280,498
15,535,029	26,914,810	(34,528,655)	9,674,006

62,751,363	35,836,553	187,073,401	177,399,395
$78,286,392	$62,751,363	$152,544,746	$187,073,401

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities:
Operations:
Net investment income	$1,176,317	$1,475,613
Net realized gain (loss)	(439,370)	293,708
Change in unrealized appreciation/depreciation	(6,014,907)	(849,869)
Change in net assets from operations	(5,277,960)	919,452
Distributions to Shareholders:
Income distribution:
Class A	(147,210)	(226,979)
Class C	(4,027)	(5,485)
Institutional Class	(1,025,078)	(1,243,149)
Change in net assets from shareholder distributions	(1,176,315)	(1,475,613)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(35,097,479)	(927,298)
Change in net assets	(41,551,754)	(1,483,459)
Net Assets:
Beginning of year	83,261,812	84,745,271
End of year	$41,710,058	$83,261,812

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$1,301,206	$1,236,440	$1,593,986	$1,677,740
(1,266,182)	87,883	(1,020,923)	7,854
(6,989,773)	(1,594,083)	(8,383,049)	(800,187)
(6,954,749)	(269,760)	(7,809,986)	885,407

(236,698)	(270,661)	(382,129)	(442,079)
(208)	(4,086)	(199)	(1,315)
(1,152,188)	(1,159,430)	(1,219,569)	(1,295,123)
(1,389,094)	(1,434,177)	(1,601,897)	(1,738,517)

7,068,723	3,070,399	1,544,062	67,415
(1,275,120)	1,366,462	(7,867,821)	(785,695)

82,419,766	81,053,304	95,011,257	95,796,952
$81,144,646	$82,419,766	$87,143,436	$95,011,257

Sterling Capital Funds

Financial Highlights, Class A Shares
September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2022	$22.75	0.40	(2.60)	(2.20)	(0.36)	—	—	(0.36)
Year Ended September 30, 2021	$16.72	0.03	6.21	6.24	(0.04)	—	(0.17)	(0.21)
Year Ended September 30, 2020	$19.49	0.36	(2.07)	(1.71)	(0.48)	(0.58)	—	(1.06)
Year Ended September 30, 2019	$22.30	0.39	(1.07)	(0.68)	(0.38)	(1.75)	—	(2.13)
Year Ended September 30, 2018	$20.71	0.31	1.91	2.22	(0.44)	(0.19)	—	(0.63)
Sterling Capital Mid Value Fund
Year Ended September 30, 2022	$20.01	0.02	(3.18)	(3.16)	—	(1.64)	—	(1.64)
Year Ended September 30, 2021	$13.99	(0.02)	6.07	6.05	(0.03)	—	—	(0.03)
Year Ended September 30, 2020	$16.10	0.02	(0.80)	(0.78)	(0.20)	(1.13)	—	(1.33)
Year Ended September 30, 2019	$19.08	0.05	(0.77)	(0.72)	—	(2.26)	—	(2.26)
Year Ended September 30, 2018	$18.72	(0.03)	1.23	1.20	—	(0.84)	—	(0.84)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2022	$19.37	0.17	(2.45)	(2.28)	(0.15)	(1.82)	—	(1.97)
Year Ended September 30, 2021	$11.83	0.11	7.53	7.64	(0.10)	—	—	(0.10)
Year Ended September 30, 2020	$14.54	0.10	(2.67)	(2.57)	(0.14)	—	—	(0.14)
Year Ended September 30, 2019	$18.65	0.17	(2.07)	(1.90)	(0.23)	(1.98)	—	(2.21)
Year Ended September 30, 2018	$18.39	0.17	0.86	1.03	(0.12)	(0.65)	—	(0.77)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2022	$33.44	(0.13)	(5.25)	(5.38)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$24.67	(0.11)	9.21	9.10	—	(0.33)	—	(0.33)
Year Ended September 30, 2020	$24.63	(0.01)	1.38	1.37	—	(1.33)	—	(1.33)
Year Ended September 30, 2019	$26.37	0.02	0.10	0.12	—	(1.86)	—	(1.86)
Year Ended September 30, 2018	$24.51	0.01	3.93	3.94	(0.14)	(1.94)	—	(2.08)
Sterling Capital Equity Income Fund
Year Ended September 30, 2022	$26.57	0.35	(1.82)	(1.47)	(0.35)	(0.48)	—	(0.83)
Year Ended September 30, 2021	$20.04	0.29	6.53	6.82	(0.29)	—	—	(0.29)
Year Ended September 30, 2020	$21.27	0.36	(0.39)	(0.03)	(0.36)	(0.84)	—	(1.20)
Year Ended September 30, 2019	$21.55	0.39	1.23	1.62	(0.38)	(1.52)	—	(1.90)
Year Ended September 30, 2018	$20.84	0.34	2.66	3.00	(0.34)	(1.95)	—	(2.29)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$20.19	(9.84)%	$25,985	1.00%	1.68%	1.03%	125.15%
$22.75	37.59%	$30,870	0.88%	0.16%	1.02%	122.64%
$16.72	(9.15)%	$24,497	0.89%	2.00%	0.96%	167.34%
$19.49	(2.34)%	$28,548	0.89%	2.04%	0.89%	142.59%
$22.30	10.87%	$33,126	0.87%	1.44%	0.87%	127.89%

$15.21	(17.48)%	$17,191	1.14%	0.10%	1.14%	29.05%
$20.01	43.32%	$23,421	1.12%	(0.08)%	1.15%	34.00%
$13.99	(5.76)%	$18,851	1.13%	0.13%	1.26%	28.77%
$16.10	(2.80)%	$23,013	1.18%	0.29%	1.18%	26.62%
$19.08	6.54%	$30,857	1.17%	(0.16)%	1.17%	34.62%

$15.12	(13.50)%	$5,644	1.11%	0.90%	1.11%	70.82%
$19.37	64.73%	$7,212	1.06%	0.66%	1.06%	110.07%
$11.83	(17.84)%	$4,948	1.06%	0.81%	1.08%	119.76%
$14.54	(9.57)%	$6,599	1.05%	1.17%	1.05%	124.82%
$18.65	5.69%	$8,711	1.03%	0.91%	1.03%	89.85%

$23.95	(18.91)%	$267,480	1.13%	(0.44)%	1.13%	28.06%
$33.44	37.18%	$355,673	1.11%	(0.36)%	1.12%	27.20%
$24.67	5.55%	$276,975	1.11%	(0.04)%	1.11%	17.50%
$24.63	1.21%	$322,003	1.11%	0.06%	1.11%	17.31%
$26.37	17.16%	$334,687	1.11%	0.05%	1.11%	22.78%

$24.27	(5.85)%	$411,766	1.04%	1.29%	1.04%	31.23%
$26.57	34.11%	$460,034	1.03%	1.15%	1.04%	13.00%
$20.04	(0.10)%	$320,255	1.03%	1.79%	1.03%	33.60%
$21.27	8.48%	$338,293	1.02%	1.92%	1.02%	23.20%
$21.55	15.28%	$316,245	1.02%	1.66%	1.02%	19.49%

Sterling Capital Funds

Financial Highlights, Class A Shares
September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2022	$9.80	0.36	(2.64)	(2.28)	(0.43)	—	—	(0.43)
Year Ended September 30, 2021	$8.14	0.26	1.62	1.88	(0.22)	—	—	(0.22)
Year Ended September 30, 2020	$9.48	0.24	(1.30)	(1.06)	(0.28)	—	—	(0.28)
Year Ended September 30, 2019	$11.17	0.31	(1.31)	(1.00)	(0.29)	(0.40)	—	(0.69)
Year Ended September 30, 2018	$11.75	0.37	(0.52)	(0.15)	(0.32)	(0.11)	—	(0.43)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2022	$16.08	(0.01)	(2.59)	(2.60)	—	(1.40)	—	(1.40)
Year Ended September 30, 2021	$12.45	(0.06)	3.69	3.63	—	—	—	—
Year Ended September 30, 2020	$13.24	(0.03)	(0.13)	(0.16)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.44	(0.02)	0.82	0.80	—	—	—	—
Year Ended September 30, 2018	$11.75	(0.05)	0.98	0.93	(0.06)	(0.18)	—	(0.24)
Sterling Capital Mid Cap Relative Value Fund
Year Ended September 30, 2022	$78.45	0.39	(10.09)	(9.70)	(0.33)	(5.97)	—	(6.30)
Year Ended September 30, 2021	$58.67	0.28	19.97	20.25	(0.24)	(0.23)	—	(0.47)
Year Ended September 30, 2020	$64.04	0.25	(3.65)	(3.40)	(0.46)	(1.51)	—	(1.97)
Year Ended September 30, 2019	$68.74	0.30	0.17	0.47	(0.15)	(5.02)	—	(5.17)
Year Ended September 30, 2018	$66.23	0.10	4.85	4.95	(0.15)	(2.29)	—	(2.44)
Sterling Capital Real Estate Fund
Year Ended September 30, 2022	$46.09	0.27	(7.99)	(7.72)	(0.52)	(2.99)	—	(3.51)
Year Ended September 30, 2021	$36.61	0.35	10.46	10.81	(0.51)	(0.82)	—	(1.33)
Year Ended September 30, 2020	$42.28	0.25	(3.72)	(3.47)	(0.68)	(1.52)	—	(2.20)
Year Ended September 30, 2019	$37.57	0.75	5.98	6.73	(0.78)	(1.24)	—	(2.02)
Year Ended September 30, 2018	$37.04	0.74	1.50	2.24	(0.49)	(1.22)	—	(1.71)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2022	$83.01	0.09	(8.16)	(8.07)	—	(17.27)	—	(17.27)
Year Ended September 30, 2021	$63.67	(0.01)	30.82	30.81	(0.25)	(11.22)	—	(11.47)
Year Ended September 30, 2020	$78.00	0.25	(9.36)	(9.11)	(0.29)	(4.93)	—	(5.22)
Year Ended September 30, 2019	$88.73	0.32	(5.00)	(4.68)	(0.15)	(5.90)	—	(6.05)
Year Ended September 30, 2018	$89.91	0.12	6.49	6.61	(0.10)	(7.69)	—	(7.79)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2022	$9.78	0.08	(0.19)	(0.11)	(0.12)	—	—	(0.12)
Year Ended September 30, 2021	$9.82	0.08	(0.02)	0.06	(0.10)	—	—	(0.10)
Year Ended September 30, 2020	$9.78	0.17	0.04	0.21	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.75	0.23	0.03	0.26	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$9.79	0.14	(0.02)	0.12	(0.16)	—	—	(0.16)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$7.09	(24.40)%	$308	0.91%	3.99%	0.92%	103.20%
$9.80	23.46%	$490	0.92%	2.73%	0.98%	158.16%
$8.14	(11.76)%	$426	0.88%	2.81%	1.08%	164.02%
$9.48	(8.72)%	$537	0.94%	3.16%	1.14%	97.74%
$11.17	(1.47)%	$828	0.90%	3.17%	1.10%	96.65%

$12.08	(18.16)%	$3,688	1.04%	(0.06)%	1.38%	23.35%
$16.08	29.16%	$5,095	1.04%	(0.42)%	1.31%	33.93%
$12.45	(1.54)%	$4,425	1.04%	(0.22)%	1.34%	60.03%
$13.24	6.43%	$3,097	1.04%	(0.18)%	1.45%	45.11%
$12.44	8.07%	$2,870	1.04%	(0.39)%	1.29%	45.64%

$62.45	(13.89)%	$380	1.10%	0.53%	1.10%	7.94%
$78.45	34.65%	$369	1.10%	0.38%	1.11%	8.23%
$58.67	(5.63)%	$145	1.16%	0.42%	1.19%	9.21%
$64.04	1.72%	$126	1.20%	0.50%	1.20%	6.75%
$68.74	7.54%	$107	1.20%	0.15%	1.20%	14.47%

$34.86	(18.60)%	$670	1.07%	0.60%	1.07%	12.58%
$46.09	30.08%	$719	1.05%	0.82%	1.05%	12.68%
$36.61	(8.33)%	$537	1.08%	0.67%	1.08%	19.58%
$42.28	18.76%	$800	1.07%	1.92%	1.07%	14.56%
$37.57	6.17%	$398	1.07%	2.04%	1.07%	8.34%

$57.67	(14.14)%	$2,464	1.25%	0.13%	1.25%	5.26%
$83.01	52.43%	$3,468	1.23%	(0.01)%	1.26%	6.15%
$63.67	(12.81)%	$2,048	1.25%	0.37%	1.33%	8.33%
$78.00	(4.79)%	$2,775	1.28%	0.42%	1.33%	8.60%
$88.73	7.71%	$2,160	1.28%	0.14%	1.32%	15.51%

$9.55	(1.07)%	$7,090	0.52%	0.87%	0.75%	50.11%
$9.78	0.51%	$7,219	0.53%	0.82%	0.75%	48.71%
$9.82	2.20%	$2,675	0.63%	1.73%	0.81%	43.45%
$9.78	2.70%	$2,219	0.68%	2.39%	0.79%	103.69%
$9.75	1.20%	$5,074	0.66%	1.39%	0.76%	74.56%

Sterling Capital Funds

Financial Highlights, Class A Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2022	$8.68	0.08	(0.51)	(0.43)	(0.17)	—	—	(0.17)
Year Ended September 30, 2021	$8.78	0.10	(0.02)	0.08	(0.18)	—	—	(0.18)
Year Ended September 30, 2020	$8.65	0.17	0.16	0.33	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$8.52	0.21	0.15	0.36	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$8.69	0.16	(0.11)	0.05	(0.22)	—	—	(0.22)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2022	$9.78	0.08	(1.15)	(1.07)	(0.20)	—	—	(0.20)
Year Ended September 30, 2021	$10.13	0.06	(0.18)	(0.12)	(0.23)	—	—	(0.23)
Year Ended September 30, 2020	$9.92	0.17	0.29	0.46	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.48	0.21	0.47	0.68	(0.24)	—	—	(0.24)
Year Ended September 30, 2018	$9.91	0.17	(0.34)	(0.17)	(0.26)	—	—	(0.26)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2022	$11.04	0.18	(1.80)	(1.62)	(0.22)	(0.09)	—	(0.31)
Year Ended September 30, 2021	$11.38	0.17	(0.12)	0.05	(0.24)	(0.15)	—	(0.39)
Year Ended September 30, 2020	$10.88	0.24	0.55	0.79	(0.29)	— (b)	—	(0.29)
Year Ended September 30, 2019	$10.20	0.30	0.69	0.99	(0.31)	—	—	(0.31)
Year Ended September 30, 2018	$10.59	0.27	(0.36)	(0.09)	(0.30)	—	—	(0.30)
Sterling Capital Long Duration Corporate Bond Fund
Year Ended September 30, 2022	$10.51	0.25	(2.85)	(2.60)	(0.25)	(1.03)	—	(1.28)
Year Ended September 30, 2021	$10.78	0.25	0.03	0.28	(0.25)	(0.30)	—	(0.55)
Year Ended September 30, 2020	$10.38	0.27	0.40	0.67	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.81	0.30	0.57	0.87	(0.30)	—	—	(0.30)
Year Ended September 30, 2018	$10.25	0.29	(0.37)	(0.08)	(0.29)	(0.07)	—	(0.36)
Sterling Capital Quality Income Fund
Year Ended September 30, 2022	$10.04	0.14	(1.23)	(1.09)	(0.17)	—	—	(0.17)
Year Ended September 30, 2021	$10.25	0.13	(0.15)	(0.02)	(0.19)	—	—	(0.19)
Year Ended September 30, 2020	$10.09	0.21	0.20	0.41	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.60	0.28	0.49	0.77	(0.28)	—	—	(0.28)
Year Ended September 30, 2018	$9.94	0.25	(0.31)	(0.06)	(0.28)	—	—	(0.28)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.08	(5.02)%	$3,665	0.73%	0.94%	0.73%	76.98%
$8.68	0.94%	$4,419	0.68%	1.15%	0.71%	39.26%
$8.78	3.86%	$4,260	0.67%	1.93%	0.77%	64.69%
$8.65	4.29%	$3,197	0.68%	2.44%	0.78%	78.58%
$8.52	0.55%	$4,393	0.68%	1.84%	0.78%	62.02%

$8.51	(11.12)%	$2,879	0.73%	0.87%	0.92%	14.18%
$9.78	(1.23)%	$3,388	0.68%	0.64%	0.86%	71.31%
$10.13	4.66%	$3,930	0.79%	1.68%	0.95%	47.36%
$9.92	7.27%	$3,531	0.81%	2.12%	0.91%	40.13%
$9.48	(1.73)%	$4,350	0.91%	1.73%	0.92%	40.85%

$9.11	(14.94)%	$47,701	0.70%	1.75%	0.74%	47.98%
$11.04	0.44%	$60,694	0.70%	1.52%	0.75%	48.80%
$11.38	7.33%	$57,202	0.70%	2.20%	0.82%	59.59%
$10.88	9.90%	$55,513	0.70%	2.87%	0.83%	79.40%
$10.20	(0.90)%	$68,982	0.70%	2.56%	0.82%	62.28%

$6.63	(27.78)%	$436	0.85%	2.94%	1.04%	161.62%
$10.51	2.67%	$632	0.97%	2.40%	1.16%	47.29%
$10.78	6.56%	$490	0.92%	2.57%	0.94%	52.28%
$10.38	9.01%	$498	0.93%	2.98%	0.95%	82.23%
$9.81	(0.80)%	$440	0.89%	2.94%	0.89%	66.82%

$8.78	(10.93)%	$32	0.82%	1.44%	0.86%	35.18%
$10.04	(0.23)%	$29	0.82%	1.29%	0.86%	73.60%
$10.25	4.07%	$25	0.84%	2.06%	0.88%	35.96%
$10.09	8.13%	$20	0.85%	2.90%	0.89%	17.58%
$9.60	(0.63)%	$18	0.83%	2.54%	0.87%	19.17%

Sterling Capital Funds

Financial Highlights, Class A Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2022	$10.97	0.16	(1.13)	(0.97)	(0.16)	—	—	(0.16)
Year Ended September 30, 2021	$11.12	0.15	(0.15)	—	(0.15)	—	—	(0.15)
Year Ended September 30, 2020	$10.91	0.18	0.21	0.39	(0.18)	—	—	(0.18)
Year Ended September 30, 2019	$10.43	0.23	0.48	0.71	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.78	0.24	(0.35)	(0.11)	(0.24)	—	—	(0.24)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2022	$11.40	0.18	(1.16)	(0.98)	(0.18)	—	—	(0.18)
Year Ended September 30, 2021	$11.47	0.17	(0.07)	0.10	(0.17)	—	—	(0.17)
Year Ended September 30, 2020	$11.27	0.20	0.20	0.40	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$10.77	0.21	0.50	0.71	(0.21)	—	—	(0.21)
Year Ended September 30, 2018	$11.10	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2022	$11.98	0.16	(1.20)	(1.04)	(0.16)	(0.01)	—	(0.17)
Year Ended September 30, 2021	$12.23	0.16	(0.22)	(0.06)	(0.16)	(0.03)	—	(0.19)
Year Ended September 30, 2020	$11.98	0.20	0.25	0.45	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$11.40	0.23	0.58	0.81	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$11.76	0.23	(0.36)	(0.13)	(0.23)	—	—	(0.23)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2022	$10.20	0.15	(0.98)	(0.83)	(0.15)	— (b)	—	(0.15)
Year Ended September 30, 2021	$10.29	0.16	(0.08)	0.08	(0.16)	(0.01)	—	(0.17)
Year Ended September 30, 2020	$10.12	0.19	0.18	0.37	(0.19)	(0.01)	—	(0.20)
Year Ended September 30, 2019	$9.72	0.22	0.42	0.64	(0.22)	(0.02)	—	(0.24)
Year Ended September 30, 2018	$10.04	0.21	(0.31)	(0.10)	(0.21)	(0.01)	—	(0.22)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$9.84	(8.92)%	$24,664	0.82%	1.52%	0.82%	50.21%
$10.97	(0.01)%	$31,234	0.80%	1.34%	0.80%	7.97%
$11.12	3.64%	$33,648	0.79%	1.68%	0.79%	17.06%
$10.91	6.84%	$38,587	0.80%	2.12%	0.80%	33.12%
$10.43	(1.06)%	$36,857	0.79%	2.23%	0.79%	22.06%

$10.24	(8.66)%	$7,056	0.85%	1.64%	0.85%	9.94%
$11.40	0.86%	$11,204	0.81%	1.44%	0.81%	20.23%
$11.47	3.58%	$11,926	0.81%	1.76%	0.81%	4.84%
$11.27	6.62%	$12,478	0.81%	1.88%	0.81%	23.84%
$10.77	(1.15)%	$13,864	0.80%	1.85%	0.80%	27.71%

$10.77	(8.72)%	$14,162	0.83%	1.40%	0.83%	37.23%
$11.98	(0.52)%	$17,292	0.81%	1.31%	0.81%	8.98%
$12.23	3.80%	$17,446	0.81%	1.67%	0.81%	15.44%
$11.98	7.13%	$17,795	0.81%	1.94%	0.81%	24.57%
$11.40	(1.14)%	$20,842	0.80%	1.96%	0.80%	21.08%

$9.22	(8.18)%	$23,829	0.82%	1.54%	0.82%	18.08%
$10.20	0.72%	$27,208	0.81%	1.53%	0.81%	8.56%
$10.29	3.66%	$27,866	0.81%	1.84%	0.81%	3.28%
$10.12	6.59%	$22,389	0.81%	2.18%	0.81%	33.73%
$9.72	(0.98)%	$23,833	0.80%	2.14%	0.80%	17.53%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2022	$21.88	0.21	(2.49)	(2.28)	(0.19)	—	—	(0.19)
Year Ended September 30, 2021	$16.17	(0.04)	5.92	5.88	(0.03)	—	(0.14)	(0.17)
Year Ended September 30, 2020	$18.88	0.21	(1.99)	(1.78)	(0.35)	(0.58)	—	(0.93)
Year Ended September 30, 2019	$21.67	0.24	(1.04)	(0.80)	(0.24)	(1.75)	—	(1.99)
Year Ended September 30, 2018	$20.13	0.15	1.86	2.01	(0.28)	(0.19)	—	(0.47)
Sterling Capital Mid Value Fund
Year Ended September 30, 2022	$16.86	(0.11)	(2.59)	(2.70)	—	(1.64)	—	(1.64)
Year Ended September 30, 2021	$11.85	(0.13)	5.14	5.01	—	—	—	—
Year Ended September 30, 2020	$13.83	(0.07)	(0.68)	(0.75)	(0.10)	(1.13)	—	(1.23)
Year Ended September 30, 2019	$16.86	(0.07)	(0.70)	(0.77)	—	(2.26)	—	(2.26)
Year Ended September 30, 2018	$16.76	(0.15)	1.09	0.94	—	(0.84)	—	(0.84)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2022	$18.46	0.03	(2.34)	(2.31)	—	(1.82)	—	(1.82)
Year Ended September 30, 2021	$11.28	0.01	7.17	7.18	—	—	—	—
Year Ended September 30, 2020	$13.94	0.01	(2.56)	(2.55)	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$17.89	0.06	(1.98)	(1.92)	(0.05)	(1.98)	—	(2.03)
Year Ended September 30, 2018	$17.69	0.03	0.82	0.85	—	(0.65)	—	(0.65)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2022	$26.39	(0.27)	(3.92)	(4.19)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$19.67	(0.27)	7.32	7.05	—	(0.33)	—	(0.33)
Year Ended September 30, 2020	$20.04	(0.15)	1.11	0.96	—	(1.33)	—	(1.33)
Year Ended September 30, 2019	$21.98	(0.14)	0.06	(0.08)	—	(1.86)	—	(1.86)
Year Ended September 30, 2018	$20.88	(0.14)	3.29	3.15	(0.11)	(1.94)	—	(2.05)
Sterling Capital Equity Income Fund
Year Ended September 30, 2022	$26.32	0.15	(1.81)	(1.66)	(0.14)	(0.48)	—	(0.62)
Year Ended September 30, 2021	$19.83	0.10	6.47	6.57	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$21.05	0.21	(0.38)	(0.17)	(0.21)	(0.84)	—	(1.05)
Year Ended September 30, 2019	$21.34	0.24	1.21	1.45	(0.22)	(1.52)	—	(1.74)
Year Ended September 30, 2018	$20.66	0.19	2.62	2.81	(0.18)	(1.95)	—	(2.13)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2022	$9.69	0.29	(2.61)	(2.32)	(0.36)	—	—	(0.36)
Year Ended September 30, 2021	$8.06	0.19	1.60	1.79	(0.16)	—	—	(0.16)
Year Ended September 30, 2020	$9.37	0.18	(1.31)	(1.13)	(0.18)	—	—	(0.18)
Year Ended September 30, 2019	$11.06	0.26	(1.33)	(1.07)	(0.22)	(0.40)	—	(0.62)
Year Ended September 30, 2018	$11.64	0.25	(0.48)	(0.23)	(0.24)	(0.11)	—	(0.35)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$19.41	(10.50)%	$248	1.75%	0.93%	1.78%	125.15%
$21.88	36.56%	$304	1.60%	(0.22)%	1.79%	122.64%
$16.17	(9.81)%	$567	1.64%	1.26%	1.71%	167.34%
$18.88	(3.08)%	$634	1.64%	1.29%	1.64%	142.59%
$21.67	10.11%	$887	1.62%	0.69%	1.62%	127.89%

$12.52	(18.06)%	$473	1.88%	(0.67)%	1.88%	29.05%
$16.86	42.28%	$1,101	1.87%	(0.85)%	1.90%	34.00%
$11.85	(6.46)%	$1,584	1.88%	(0.61)%	2.02%	28.77%
$13.83	(3.52)%	$2,826	1.93%	(0.46)%	1.93%	26.62%
$16.86	5.72%	$4,097	1.92%	(0.91)%	1.92%	34.62%

$14.33	(14.19)%	$29	1.85%	0.19%	1.85%	70.82%
$18.46	63.65%	$38	1.82%	0.04%	1.82%	110.07%
$11.28	(18.47)%	$100	1.81%	0.05%	1.83%	119.76%
$13.94	(10.28)%	$150	1.80%	0.43%	1.80%	124.82%
$17.89	4.88%	$180	1.78%	0.17%	1.78%	89.85%

$18.09	(19.53)%	$29,566	1.88%	(1.19)%	1.88%	28.06%
$26.39	36.19%	$52,182	1.86%	(1.11)%	1.87%	27.20%
$19.67	4.73%	$60,777	1.86%	(0.79)%	1.86%	17.50%
$20.04	0.48%	$83,451	1.86%	(0.71)%	1.86%	17.31%
$21.98	16.27%	$144,100	1.86%	(0.70)%	1.86%	22.78%

$24.04	(6.57)%	$64,899	1.79%	0.54%	1.79%	31.23%
$26.32	33.15%	$81,338	1.78%	0.42%	1.79%	13.00%
$19.83	(0.85)%	$119,475	1.77%	1.04%	1.78%	33.60%
$21.05	7.66%	$158,353	1.77%	1.17%	1.77%	23.20%
$21.34	14.41%	$207,659	1.77%	0.91%	1.77%	19.49%

$7.01	(24.92)%	$41	1.67%	3.27%	1.67%	103.20%
$9.69	22.44%	$54	1.67%	1.99%	1.73%	158.16%
$8.06	(12.41)%	$44	1.63%	2.03%	1.83%	164.02%
$9.37	(9.44)%	$63	1.69%	2.68%	1.89%	97.74%
$11.06	(2.18)%	$61	1.65%	2.15%	1.85%	96.65%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2022	$15.54	(0.12)	(2.48)	(2.60)	—	(1.40)	—	(1.40)
Year Ended September 30, 2021	$12.12	(0.17)	3.59	3.42	—	—	—	—
Year Ended September 30, 2020	$12.99	(0.11)	(0.13)	(0.24)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.30	(0.11)	0.80	0.69	—	—	—	—
Year Ended September 30, 2018	$11.67	(0.13)	0.96	0.83	(0.02)	(0.18)	—	(0.20)
Sterling Capital Mid Cap Relative Value Fund
Year Ended September 30, 2022	$76.32	(0.08)	(9.79)	(9.87)	—	(5.97)	—	(5.97)
Year Ended September 30, 2021	$57.24	(0.17)	19.48	19.31	—	(0.23)	—	(0.23)
Year Ended September 30, 2020	$62.48	(0.12)	(3.60)	(3.72)	(0.01)	(1.51)	—	(1.52)
Year Ended September 30, 2019	$67.46	(0.12)	0.16	0.04	—	(5.02)	—	(5.02)
Year Ended September 30, 2018	$65.40	(0.42)	4.77	4.35	—	(2.29)	—	(2.29)
Sterling Capital Real Estate Fund
Year Ended September 30, 2022	$45.65	(0.06)	(7.89)	(7.95)	(0.18)	(2.99)	—	(3.17)
Year Ended September 30, 2021	$36.33	0.03	10.37	10.40	(0.26)	(0.82)	—	(1.08)
Year Ended September 30, 2020	$42.06	0.22	(3.94)	(3.72)	(0.49)	(1.52)	—	(2.01)
Year Ended September 30, 2019	$37.40	0.42	5.99	6.41	(0.51)	(1.24)	—	(1.75)
Year Ended September 30, 2018	$36.91	0.51	1.45	1.96	(0.25)	(1.22)	—	(1.47)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2022	$79.47	(0.42)	(7.58)	(8.00)	—	(17.27)	—	(17.27)
Year Ended September 30, 2021	$61.56	(0.58)	29.71	29.13	—	(11.22)	—	(11.22)
Year Ended September 30, 2020	$75.87	(0.24)	(9.11)	(9.35)	(0.03)	(4.93)	—	(4.96)
Year Ended September 30, 2019	$86.92	(0.19)	(4.96)	(5.15)	—	(5.90)	—	(5.90)
Year Ended September 30, 2018	$88.75	(0.62)	6.48	5.86	—	(7.69)	—	(7.69)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2022	$8.68	0.01	(0.50)	(0.49)	(0.11)	—	—	(0.11)
Year Ended September 30, 2021	$8.77	0.04	(0.01)	0.03	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$8.64	0.11	0.15	0.26	(0.13)	—	—	(0.13)
Year Ended September 30, 2019	$8.51	0.14	0.16	0.30	(0.17)	—	—	(0.17)
Year Ended September 30, 2018	$8.69	0.09	(0.12)	(0.03)	(0.15)	—	—	(0.15)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.54	(18.83)%	$673	1.79%	(0.84)%	2.12%	23.35%
$15.54	28.22%	$1,513	1.79%	(1.17)%	2.06%	33.93%
$12.12	(2.22)%	$1,250	1.79%	(0.97)%	2.09%	60.03%
$12.99	5.61%	$1,188	1.79%	(0.95)%	2.19%	45.11%
$12.30	7.25%	$1,476	1.79%	(1.13)%	2.04%	45.64%

$60.48	(14.45)%	$3	1.74%	(0.11)%	1.74%	7.94%
$76.32	33.80%	$3	1.85%	(0.23)%	1.85%	8.23%
$57.24	(6.21)%	$1	1.92%	(0.20)%	1.92%	9.21%
$62.48	1.03%	$1	1.95%	(0.21)%	1.95%	6.75%
$67.46	6.70%	$1	1.95%	(0.63)%	1.95%	14.47%

$34.53	(19.19)%	$125	1.82%	(0.14)%	1.82%	12.58%
$45.65	29.14%	$182	1.81%	0.08%	1.81%	12.68%
$36.33	(9.02)%	$192	1.83%	0.58%	1.83%	19.58%
$42.06	17.88%	$205	1.82%	1.08%	1.82%	14.56%
$37.40	5.38%	$98	1.82%	1.41%	1.82%	8.34%

$54.20	(14.79)%	$320	2.00%	(0.63)%	2.00%	5.26%
$79.47	51.27%	$375	1.98%	(0.75)%	2.01%	6.15%
$61.56	(13.46)%	$245	2.00%	(0.35)%	2.08%	8.33%
$75.87	(5.49)%	$279	2.03%	(0.25)%	2.08%	8.60%
$86.92	6.90%	$112	2.03%	(0.71)%	2.06%	15.51%

$8.08	(5.73)%	$409	1.47%	0.13%	1.47%	76.98%
$8.68	0.29%	$988	1.43%	0.40%	1.46%	39.26%
$8.77	3.09%	$893	1.42%	1.21%	1.52%	64.69%
$8.64	3.52%	$1,052	1.43%	1.68%	1.53%	78.58%
$8.51	(0.32)%	$1,091	1.43%	1.07%	1.53%	62.02%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2022	$9.76	0.01	(1.15)	(1.14)	(0.13)	—	—	(0.13)
Year Ended September 30, 2021	$10.11	(0.01)	(0.19)	(0.20)	(0.15)	—	—	(0.15)
Year Ended September 30, 2020	$9.91	0.09	0.28	0.37	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.47	0.13	0.48	0.61	(0.17)	—	—	(0.17)
Year Ended September 30, 2018	$9.89	0.09	(0.32)	(0.23)	(0.19)	—	—	(0.19)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2022	$11.06	0.10	(1.80)	(1.70)	(0.15)	(0.09)	—	(0.24)
Year Ended September 30, 2021	$11.40	0.09	(0.13)	(0.04)	(0.15)	(0.15)	—	(0.30)
Year Ended September 30, 2020	$10.90	0.16	0.54	0.70	(0.20)	— (b)	—	(0.20)
Year Ended September 30, 2019	$10.21	0.22	0.70	0.92	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.61	0.19	(0.37)	(0.18)	(0.22)	—	—	(0.22)
Sterling Capital Long Duration Corporate Bond Fund
Year Ended September 30, 2022	$10.49	0.17	(2.83)	(2.66)	(0.19)	(1.03)	—	(1.22)
Year Ended September 30, 2021	$10.76	0.18	0.03	0.21	(0.18)	(0.30)	—	(0.48)
Year Ended September 30, 2020	$10.36	0.19	0.40	0.59	(0.19)	—	—	(0.19)
Year Ended September 30, 2019	$9.80	0.24	0.55	0.79	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.23	0.22	(0.36)	(0.14)	(0.22)	(0.07)	—	(0.29)
Sterling Capital Quality Income Fund
Year Ended September 30, 2022	$10.03	0.07	(1.21)	(1.14)	(0.11)	—	—	(0.11)
Year Ended September 30, 2021	$10.24	0.06	(0.15)	(0.09)	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$10.08	0.17	0.16	0.33	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.60	0.21	0.48	0.69	(0.21)	—	—	(0.21)
Year Ended September 30, 2018	$9.93	0.19	(0.32)	(0.13)	(0.20)	—	—	(0.20)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2022	$10.96	0.08	(1.13)	(1.05)	(0.08)	—	—	(0.08)
Year Ended September 30, 2021	$11.12	0.07	(0.16)	(0.09)	(0.07)	—	—	(0.07)
Year Ended September 30, 2020	$10.90	0.10	0.22	0.32	(0.10)	—	—	(0.10)
Year Ended September 30, 2019	$10.42	0.15	0.48	0.63	(0.15)	—	—	(0.15)
Year Ended September 30, 2018	$10.77	0.16	(0.35)	(0.19)	(0.16)	—	—	(0.16)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.49	(11.81)%	$98	1.48%	0.12%	1.67%	14.18%
$9.76	(1.97)%	$124	1.43%	(0.11)%	1.61%	71.31%
$10.11	3.78%	$309	1.54%	0.93%	1.70%	47.36%
$9.91	6.48%	$378	1.56%	1.37%	1.66%	40.13%
$9.47	(2.37)%	$488	1.66%	0.98%	1.67%	40.85%

$9.12	(15.64)%	$3,484	1.45%	0.98%	1.48%	47.98%
$11.06	(0.31)%	$5,378	1.45%	0.78%	1.51%	48.80%
$11.40	6.53%	$8,332	1.45%	1.44%	1.57%	59.59%
$10.90	9.17%	$8,266	1.45%	2.11%	1.58%	79.40%
$10.21	(1.73)%	$7,464	1.45%	1.81%	1.57%	62.28%

$6.61	(28.37)%	$2	1.65%	1.92%	1.82%	161.62%
$10.49	1.98%	$3	1.72%	1.70%	1.88%	47.29%
$10.76	5.80%	$3	1.64%	1.86%	1.65%	52.28%
$10.36	8.18%	$3	1.68%	2.36%	1.68%	82.23%
$9.80	(1.44)%	$42	1.63%	2.19%	1.63%	66.82%

$8.78	(11.45)%	$3	1.50%	0.74%	1.52%	35.18%
$10.03	(0.92)%	$3	1.57%	0.58%	1.59%	73.60%
$10.24	3.34%	$3	1.57%	1.63%	1.61%	35.96%
$10.08	7.21%	$34	1.60%	2.15%	1.64%	17.58%
$9.60	(1.27)%	$33	1.58%	1.97%	1.62%	19.17%

$9.83	(9.61)%	$1,141	1.57%	0.75%	1.57%	50.21%
$10.96	(0.85)%	$1,542	1.55%	0.60%	1.55%	7.97%
$11.12	2.96%	$2,793	1.54%	0.92%	1.54%	17.06%
$10.90	6.05%	$2,878	1.55%	1.38%	1.55%	33.12%
$10.42	(1.80)%	$3,359	1.54%	1.48%	1.54%	22.06%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2022	$11.39	0.10	(1.15)	(1.05)	(0.10)	—	—	(0.10)
Year Ended September 30, 2021	$11.46	0.08	(0.07)	0.01	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$11.27	0.11	0.19	0.30	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$10.76	0.12	0.51	0.63	(0.12)	—	—	(0.12)
Year Ended September 30, 2018	$11.10	0.12	(0.34)	(0.22)	(0.12)	—	—	(0.12)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2022	$11.97	0.07	(1.18)	(1.11)	(0.08)	(0.01)	—	(0.09)
Year Ended September 30, 2021	$12.22	0.07	(0.22)	(0.15)	(0.07)	(0.03)	—	(0.10)
Year Ended September 30, 2020	$11.97	0.11	0.25	0.36	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$11.40	0.14	0.57	0.71	(0.14)	—	—	(0.14)
Year Ended September 30, 2018	$11.76	0.14	(0.36)	(0.22)	(0.14)	—	—	(0.14)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2022	$10.20	0.08	(0.98)	(0.90)	(0.08)	— (b)	—	(0.08)
Year Ended September 30, 2021	$10.30	0.09	(0.10)	(0.01)	(0.08)	(0.01)	—	(0.09)
Year Ended September 30, 2020	$10.13	0.11	0.18	0.29	(0.11)	(0.01)	—	(0.12)
Year Ended September 30, 2019	$9.72	0.14	0.43	0.57	(0.14)	(0.02)	—	(0.16)
Year Ended September 30, 2018	$10.05	0.14	(0.32)	(0.18)	(0.14)	(0.01)	—	(0.15)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.24	(9.27)%	$340	1.59%	0.89%	1.59%	9.94%
$11.39	0.10%	$603	1.56%	0.72%	1.56%	20.23%
$11.46	2.72%	$955	1.56%	1.01%	1.56%	4.84%
$11.27	5.93%	$978	1.56%	1.13%	1.56%	23.84%
$10.76	(1.98)%	$991	1.55%	1.11%	1.55%	27.71%

$10.77	(9.32)%	$16	1.57%	0.61%	1.57%	37.23%
$11.97	(1.27)%	$57	1.57%	0.58%	1.57%	8.98%
$12.22	3.03%	$780	1.56%	0.92%	1.56%	15.44%
$11.97	6.25%	$822	1.56%	1.19%	1.56%	24.57%
$11.40	(1.87)%	$844	1.55%	1.22%	1.55%	21.08%

$9.22	(8.85)%	$23	1.56%	0.82%	1.56%	18.08%
$10.20	(0.13)%	$25	1.56%	0.83%	1.56%	8.56%
$10.30	2.89%	$304	1.56%	1.10%	1.56%	3.28%
$10.13	5.90%	$335	1.56%	1.45%	1.56%	33.73%
$9.72	(1.82)%	$726	1.55%	1.39%	1.55%	17.53%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2022	$22.96	0.46	(2.62)	(2.16)	(0.46)	—	—	(0.46)
Year Ended September 30, 2021	$16.83	0.09	6.24	6.33	(0.04)	—	(0.16)	(0.20)
Year Ended September 30, 2020	$19.62	0.41	(2.10)	(1.69)	(0.52)	(0.58)	—	(1.10)
Year Ended September 30, 2019	$22.43	0.44	(1.07)	(0.63)	(0.43)	(1.75)	—	(2.18)
Year Ended September 30, 2018	$20.82	0.33	1.97	2.30	(0.50)	(0.19)	—	(0.69)
Sterling Capital Mid Value Fund
Year Ended September 30, 2022	$20.51	0.06	(3.27)	(3.21)	(0.01)	(1.64)	—	(1.65)
Year Ended September 30, 2021	$14.33	0.03	6.22	6.25	(0.07)	—	—	(0.07)
Year Ended September 30, 2020	$16.46	0.06	(0.81)	(0.75)	(0.25)	(1.13)	—	(1.38)
Year Ended September 30, 2019	$19.42	0.08	(0.77)	(0.69)	(0.01)	(2.26)	—	(2.27)
Year Ended September 30, 2018	$19.00	0.01	1.26	1.27	(0.01)	(0.84)	—	(0.85)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2022	$19.58	0.22	(2.49)	(2.27)	(0.20)	(1.82)	—	(2.02)
Year Ended September 30, 2021	$11.95	0.16	7.60	7.76	(0.13)	—	—	(0.13)
Year Ended September 30, 2020	$14.66	0.13	(2.69)	(2.56)	(0.15)	—	—	(0.15)
Year Ended September 30, 2019	$18.82	0.21	(2.09)	(1.88)	(0.30)	(1.98)	—	(2.28)
Year Ended September 30, 2018	$18.55	0.19	0.89	1.08	(0.16)	(0.65)	—	(0.81)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2022	$35.59	(0.06)	(5.67)	(5.73)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$26.20	(0.03)	9.79	9.76	(0.04)	(0.33)	—	(0.37)
Year Ended September 30, 2020	$26.07	0.06	1.45	1.51	(0.05)	(1.33)	—	(1.38)
Year Ended September 30, 2019	$27.73	0.08	0.12	0.20	— (b)	(1.86)	—	(1.86)
Year Ended September 30, 2018	$25.65	0.09	4.11	4.20	(0.18)	(1.94)	—	(2.12)
Sterling Capital Equity Income Fund
Year Ended September 30, 2022	$26.66	0.42	(1.83)	(1.41)	(0.42)	(0.48)	—	(0.90)
Year Ended September 30, 2021	$20.10	0.35	6.56	6.91	(0.35)	—	—	(0.35)
Year Ended September 30, 2020	$21.33	0.41	(0.39)	0.02	(0.41)	(0.84)	—	(1.25)
Year Ended September 30, 2019	$21.61	0.44	1.23	1.67	(0.43)	(1.52)	—	(1.95)
Year Ended September 30, 2018	$20.89	0.40	2.66	3.06	(0.39)	(1.95)	—	(2.34)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$20.34	(9.62)%	$1,652	0.75%	1.94%	0.78%	125.15%
$22.96	37.90%	$2,023	0.64%	0.42%	0.78%	122.64%
$16.83	(8.96)%	$1,949	0.64%	2.18%	0.66%	167.34%
$19.62	(2.08)%	$7,550	0.64%	2.28%	0.64%	142.59%
$22.43	11.19%	$8,862	0.63%	1.51%	0.63%	127.89%

$15.65	(17.30)%	$29,189	0.88%	0.33%	0.88%	29.05%
$20.51	43.72%	$51,607	0.87%	0.17%	0.89%	34.00%
$14.33	(5.50)%	$36,835	0.89%	0.39%	1.04%	28.77%
$16.46	(2.54)%	$154,259	0.93%	0.49%	0.93%	26.62%
$19.42	6.82%	$323,012	0.92%	0.08%	0.92%	34.62%

$15.29	(13.35)%	$9,788	0.85%	1.13%	0.85%	70.82%
$19.58	65.21%	$14,639	0.81%	0.89%	0.81%	110.07%
$11.95	(17.64)%	$6,820	0.80%	0.97%	0.84%	119.76%
$14.66	(9.32)%	$28,223	0.80%	1.42%	0.80%	124.82%
$18.82	5.96%	$39,047	0.78%	1.04%	0.78%	89.85%

$25.75	(18.74)%	$168,110	0.89%	(0.19)%	0.89%	28.06%
$35.59	37.55%	$216,341	0.86%	(0.11)%	0.87%	27.20%
$26.20	5.79%	$170,323	0.86%	0.22%	0.86%	17.50%
$26.07	1.47%	$281,099	0.86%	0.30%	0.86%	17.31%
$27.73	17.46%	$350,030	0.86%	0.35%	0.86%	22.78%

$24.35	(5.64)%	$1,468,388	0.79%	1.55%	0.79%	31.23%
$26.66	34.47%	$1,622,233	0.78%	1.40%	0.79%	13.00%
$20.10	0.15%	$1,057,722	0.77%	2.06%	0.78%	33.60%
$21.33	8.72%	$992,964	0.77%	2.17%	0.77%	23.20%
$21.61	15.58%	$828,607	0.77%	1.91%	0.77%	19.49%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2022	$9.81	0.38	(2.65)	(2.27)	(0.45)	—	—	(0.45)
Year Ended September 30, 2021	$8.14	0.07	1.84	1.91	(0.24)	—	—	(0.24)
Year Ended September 30, 2020	$9.49	0.27	(1.32)	(1.05)	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$11.18	0.35	(1.33)	(0.98)	(0.31)	(0.40)	—	(0.71)
Year Ended September 30, 2018	$11.76	0.28	(0.40)	(0.12)	(0.35)	(0.11)	—	(0.46)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2022	$16.25	0.03	(2.63)	(2.60)	—	(1.40)	—	(1.40)
Year Ended September 30, 2021	$12.55	(0.03)	3.73	3.70	—	—	—	—
Year Ended September 30, 2020	$13.31	— (b)	(0.13)	(0.13)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.48	0.01	0.82	0.83	—	—	—	—
Year Ended September 30, 2018	$11.77	(0.02)	0.99	0.97	(0.08)	(0.18)	—	(0.26)
Sterling Capital Mid Cap Relative Value Fund
Year Ended September 30, 2022	$78.92	0.58	(10.16)	(9.58)	(0.48)	(5.97)	—	(6.45)
Year Ended September 30, 2021	$58.95	0.45	20.09	20.54	(0.34)	(0.23)	—	(0.57)
Year Ended September 30, 2020	$64.31	0.40	(3.64)	(3.24)	(0.61)	(1.51)	—	(2.12)
Year Ended September 30, 2019	$69.02	0.45	0.15	0.60	(0.29)	(5.02)	—	(5.31)
Year Ended September 30, 2018	$66.47	0.27	4.87	5.14	(0.30)	(2.29)	—	(2.59)
Sterling Capital Real Estate Fund
Year Ended September 30, 2022	$46.19	0.40	(8.03)	(7.63)	(0.62)	(2.99)	—	(3.61)
Year Ended September 30, 2021	$36.66	0.43	10.51	10.94	(0.59)	(0.82)	—	(1.41)
Year Ended September 30, 2020	$42.36	0.59	(3.97)	(3.38)	(0.80)	(1.52)	—	(2.32)
Year Ended September 30, 2019	$37.63	0.79	6.05	6.84	(0.87)	(1.24)	—	(2.11)
Year Ended September 30, 2018	$37.10	0.81	1.52	2.33	(0.58)	(1.22)	—	(1.80)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2022	$83.58	0.27	(8.25)	(7.98)	(0.09)	(17.27)	—	(17.36)
Year Ended September 30, 2021	$64.04	0.17	31.01	31.18	(0.42)	(11.22)	—	(11.64)
Year Ended September 30, 2020	$78.38	0.41	(9.36)	(8.95)	(0.46)	(4.93)	—	(5.39)
Year Ended September 30, 2019	$89.11	0.49	(5.02)	(4.53)	(0.30)	(5.90)	—	(6.20)
Year Ended September 30, 2018	$90.19	0.26	6.60	6.86	(0.25)	(7.69)	—	(7.94)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$7.09	(24.27)%	$489	0.67%	4.24%	0.67%	103.20%
$9.81	23.86%	$662	0.67%	0.85%	0.85%	158.16%
$8.14	(11.65)%	$13,670	0.63%	3.09%	0.83%	164.02%
$9.49	(8.44)%	$16,721	0.69%	3.62%	0.89%	97.74%
$11.18	(1.25)%	$19,266	0.65%	2.33%	0.85%	96.65%

$12.25	(17.95)%	$2,871	0.79%	0.18%	1.13%	23.35%
$16.25	29.48%	$4,591	0.79%	(0.19)%	1.06%	33.93%
$12.55	(1.30)%	$5,359	0.79%	0.02%	1.09%	60.03%
$13.31	6.65%	$5,386	0.79%	0.07%	1.20%	45.11%
$12.48	8.39%	$4,886	0.79%	(0.13)%	1.04%	45.64%

$62.89	(13.68)%	$45,055	0.84%	0.78%	0.84%	7.94%
$78.92	35.02%	$65,503	0.85%	0.60%	0.86%	8.23%
$58.95	(5.39)%	$53,847	0.91%	0.67%	0.94%	9.21%
$64.31	1.97%	$61,908	0.95%	0.73%	0.95%	6.75%
$69.02	7.81%	$66,554	0.95%	0.40%	0.95%	14.47%

$34.95	(18.39)%	$73,873	0.82%	0.91%	0.82%	12.58%
$46.19	30.40%	$96,075	0.81%	1.00%	0.81%	12.68%
$36.66	(8.09)%	$85,144	0.82%	1.55%	0.82%	9.21%
$42.36	19.06%	$105,216	0.82%	2.03%	0.82%	14.56%
$37.63	6.42%	$91,626	0.82%	2.21%	0.82%	8.34%

$58.24	(13.93)%	$350,163	1.00%	0.38%	1.00%	5.26%
$83.58	52.78%	$514,025	0.98%	0.22%	1.02%	6.15%
$64.04	(12.59)%	$475,615	1.01%	0.58%	1.08%	8.33%
$78.38	(4.55)%	$959,875	1.03%	0.64%	1.08%	8.60%
$89.11	7.98%	$1,296,897	1.03%	0.29%	1.06%	15.51%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2022	$9.78	0.11	(0.19)	(0.08)	(0.14)	—	—	(0.14)
Year Ended September 30, 2021	$9.83	0.11	(0.04)	0.07	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$9.79	0.19	0.05	0.24	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$9.75	0.26	0.03	0.29	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$9.79	0.16	(0.02)	0.14	(0.18)	—	—	(0.18)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2022	$8.68	0.10	(0.51)	(0.41)	(0.19)	—	—	(0.19)
Year Ended September 30, 2021	$8.78	0.12	(0.02)	0.10	(0.20)	—	—	(0.20)
Year Ended September 30, 2020	$8.65	0.19	0.16	0.35	(0.22)	—	—	(0.22)
Year Ended September 30, 2019	$8.52	0.23	0.15	0.38	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$8.69	0.19	(0.12)	0.07	(0.24)	—	—	(0.24)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2022	$9.79	0.10	(1.16)	(1.06)	(0.22)	—	—	(0.22)
Year Ended September 30, 2021	$10.14	0.09	(0.19)	(0.10)	(0.25)	—	—	(0.25)
Year Ended September 30, 2020	$9.93	0.20	0.28	0.48	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.49	0.23	0.48	0.71	(0.27)	—	—	(0.27)
Year Ended September 30, 2018	$9.92	0.19	(0.34)	(0.15)	(0.28)	—	—	(0.28)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2022	$11.05	0.20	(1.80)	(1.60)	(0.25)	(0.09)	—	(0.34)
Year Ended September 30, 2021	$11.39	0.20	(0.13)	0.07	(0.26)	(0.15)	—	(0.41)
Year Ended September 30, 2020	$10.89	0.27	0.54	0.81	(0.31)	— (b)	—	(0.31)
Year Ended September 30, 2019	$10.20	0.32	0.71	1.03	(0.34)	—	—	(0.34)
Year Ended September 30, 2018	$10.60	0.29	(0.37)	(0.08)	(0.32)	—	—	(0.32)
Sterling Capital Long Duration Corporate Bond Fund
Year Ended September 30, 2022	$10.50	0.23	(2.80)	(2.57)	(0.27)	(1.03)	—	(1.30)
Year Ended September 30, 2021	$10.77	0.28	0.03	0.31	(0.28)	(0.30)	—	(0.58)
Year Ended September 30, 2020	$10.38	0.30	0.39	0.69	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$9.81	0.33	0.56	0.89	(0.32)	—	—	(0.32)
Year Ended September 30, 2018	$10.24	0.32	(0.36)	(0.04)	(0.32)	(0.07)	—	(0.39)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$9.56	(0.82)%	$20,265	0.27%	1.11%	0.50%	50.11%
$9.78	0.75%	$32,492	0.29%	1.08%	0.51%	48.71%
$9.83	2.44%	$33,699	0.38%	1.90%	0.55%	43.45%
$9.79	3.06%	$15,343	0.42%	2.70%	0.52%	103.69%
$9.75	1.46%	$21,926	0.41%	1.65%	0.51%	74.56%

$8.08	(4.78)%	$82,934	0.47%	1.17%	0.47%	76.98%
$8.68	1.19%	$161,804	0.43%	1.40%	0.46%	39.26%
$8.78	4.12%	$174,891	0.42%	2.20%	0.52%	64.69%
$8.65	4.55%	$171,989	0.43%	2.68%	0.53%	78.58%
$8.52	0.80%	$126,878	0.43%	2.20%	0.53%	62.02%

$8.51	(10.90)%	$13,737	0.48%	1.12%	0.67%	14.18%
$9.79	(1.08)%	$16,272	0.43%	0.88%	0.61%	71.31%
$10.14	4.92%	$8,049	0.54%	1.95%	0.70%	47.36%
$9.93	7.54%	$11,052	0.57%	2.35%	0.66%	40.13%
$9.49	(1.48)%	$17,961	0.65%	1.99%	0.66%	40.85%

$9.11	(14.81)%	$782,084	0.45%	1.98%	0.48%	47.98%
$11.05	0.69%	$1,139,676	0.45%	1.77%	0.50%	48.80%
$11.39	7.59%	$1,051,891	0.45%	2.45%	0.57%	59.59%
$10.89	10.27%	$1,065,346	0.45%	3.10%	0.58%	79.40%
$10.20	(0.74)%	$860,437	0.45%	2.79%	0.57%	62.28%

$6.63	(27.52)%	$97	0.63%	2.50%	0.80%	161.62%
$10.50	2.92%	$6,508	0.71%	2.61%	0.87%	47.29%
$10.77	6.72%	$18,519	0.67%	2.83%	0.70%	52.28%
$10.38	9.28%	$22,651	0.68%	3.25%	0.69%	82.23%
$9.81	(0.45)%	$30,805	0.63%	3.18%	0.63%	66.82%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Quality Income Fund
Year Ended September 30, 2022	$10.05	0.16	(1.22)	(1.06)	(0.20)	—	—	(0.20)
Year Ended September 30, 2021	$10.26	0.15	(0.15)	—	(0.21)	—	—	(0.21)
Year Ended September 30, 2020	$10.10	0.24	0.19	0.43	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.62	0.31	0.47	0.78	(0.30)	—	—	(0.30)
Year Ended September 30, 2018	$9.95	0.29	(0.32)	(0.03)	(0.30)	—	—	(0.30)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2022	$10.97	0.19	(1.14)	(0.95)	(0.19)	—	—	(0.19)
Year Ended September 30, 2021	$11.12	0.18	(0.15)	0.03	(0.18)	—	—	(0.18)
Year Ended September 30, 2020	$10.91	0.21	0.21	0.42	(0.21)	—	—	(0.21)
Year Ended September 30, 2019	$10.43	0.25	0.48	0.73	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$10.78	0.26	(0.35)	(0.09)	(0.26)	—	—	(0.26)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2022	$11.32	0.21	(1.15)	(0.94)	(0.21)	—	—	(0.21)
Year Ended September 30, 2021	$11.39	0.20	(0.07)	0.13	(0.20)	—	—	(0.20)
Year Ended September 30, 2020	$11.20	0.23	0.19	0.42	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$10.69	0.23	0.51	0.74	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$11.03	0.23	(0.34)	(0.11)	(0.23)	—	—	(0.23)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2022	$11.97	0.19	(1.19)	(1.00)	(0.19)	(0.01)	—	(0.20)
Year Ended September 30, 2021	$12.22	0.19	(0.22)	(0.03)	(0.19)	(0.03)	—	(0.22)
Year Ended September 30, 2020	$11.97	0.23	0.25	0.48	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$11.40	0.26	0.57	0.83	(0.26)	—	—	(0.26)
Year Ended September 30, 2018	$11.76	0.26	(0.36)	(0.10)	(0.26)	—	—	(0.26)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2022	$10.21	0.18	(0.98)	(0.80)	(0.18)	— (b)	—	(0.18)
Year Ended September 30, 2021	$10.31	0.18	(0.09)	0.09	(0.18)	(0.01)	—	(0.19)
Year Ended September 30, 2020	$10.13	0.21	0.19	0.40	(0.21)	(0.01)	—	(0.22)
Year Ended September 30, 2019	$9.73	0.24	0.42	0.66	(0.24)	(0.02)	—	(0.26)
Year Ended September 30, 2018	$10.05	0.24	(0.31)	(0.07)	(0.24)	(0.01)	—	(0.25)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.79	(10.69)%	$78,252	0.57%	1.73%	0.61%	35.18%
$10.05	0.02%	$62,718	0.57%	1.52%	0.61%	73.60%
$10.26	4.33%	$35,808	0.59%	2.36%	0.63%	35.96%
$10.10	8.27%	$36,361	0.60%	3.15%	0.64%	17.58%
$9.62	(0.28)%	$37,088	0.58%	2.97%	0.62%	19.17%

$9.83	(8.78)%	$126,739	0.57%	1.76%	0.57%	50.21%
$10.97	0.24%	$154,297	0.55%	1.59%	0.55%	7.97%
$11.12	3.90%	$140,958	0.54%	1.92%	0.54%	17.06%
$10.91	7.10%	$140,022	0.55%	2.37%	0.55%	33.12%
$10.43	(0.81)%	$133,812	0.54%	2.49%	0.54%	22.06%

$10.17	(8.42)%	$34,313	0.59%	1.89%	0.59%	9.94%
$11.32	1.10%	$71,455	0.56%	1.71%	0.56%	20.23%
$11.39	3.76%	$71,865	0.56%	2.01%	0.56%	4.84%
$11.20	7.02%	$66,331	0.56%	2.13%	0.56%	23.84%
$10.69	(1.02)%	$63,090	0.55%	2.10%	0.55%	27.71%

$10.77	(8.41)%	$66,967	0.58%	1.67%	0.58%	37.23%
$11.97	(0.27)%	$65,071	0.56%	1.56%	0.56%	8.98%
$12.22	4.06%	$62,828	0.56%	1.91%	0.56%	15.44%
$11.97	7.31%	$59,312	0.56%	2.18%	0.56%	24.57%
$11.40	(0.88)%	$61,420	0.55%	2.22%	0.55%	21.08%

$9.23	(7.93)%	$63,292	0.58%	1.81%	0.58%	18.08%
$10.21	0.88%	$67,778	0.56%	1.78%	0.56%	8.56%
$10.31	4.01%	$67,627	0.56%	2.08%	0.56%	3.28%
$10.13	6.85%	$53,352	0.56%	2.43%	0.56%	33.73%
$9.73	(0.73)%	$54,988	0.55%	2.39%	0.55%	17.53%

Sterling Capital Funds

Financial Highlights, Class R6 Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2022	$22.99	0.50	(2.63)	(2.13)	(0.46)	—	—	(0.46)
Year Ended September 30, 2021	$16.85	0.09	6.25	6.34	(0.04)	—	(0.16)	(0.20)
Year Ended September 30, 2020	$19.62	0.40	(2.07)	(1.67)	(0.52)	(0.58)	—	(1.10)
Year Ended September 30, 2019	$22.43	0.46	(1.08)	(0.62)	(0.44)	(1.75)	—	(2.19)
February 1, 2018 to September 30, 2018(e)	$22.89	0.28	(0.45)	(0.17)	(0.29)	—	—	(0.29)
Sterling Capital Mid Value Fund
Year Ended September 30, 2022	$20.55	0.08	(3.27)	(3.19)	(0.04)	(1.64)	—	(1.68)
Year Ended September 30, 2021	$14.35	0.03	6.25	6.28	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$16.48	(0.02)	(0.75)	(0.77)	(0.23)	(1.13)	—	(1.36)
Year Ended September 30, 2019	$19.44	0.11	(0.78)	(0.67)	(0.03)	(2.26)	—	(2.29)
February 1, 2018 to September 30, 2018(e)	$20.22	0.03	(0.81)	(0.78)	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2022	$19.60	0.22	(2.48)	(2.26)	(0.21)	(1.82)	—	(2.03)
Year Ended September 30, 2021	$11.97	0.17	7.60	7.77	(0.14)	—	—	(0.14)
Year Ended September 30, 2020	$14.67	0.15	(2.70)	(2.55)	(0.15)	—	—	(0.15)
Year Ended September 30, 2019	$18.84	0.23	(2.10)	(1.87)	(0.32)	(1.98)	—	(2.30)
February 1, 2018 to September 30, 2018(e)	$18.59	0.17	0.08	0.25	—	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2022	$35.51	(0.04)	(5.65)	(5.69)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$26.22	(0.01)	9.78	9.77	(0.15)	(0.33)	—	(0.48)
Year Ended September 30, 2020	$26.09	0.09	1.44	1.53	(0.07)	(1.33)	—	(1.40)
Year Ended September 30, 2019	$27.75	0.10	0.12	0.22	(0.02)	(1.86)	—	(1.88)
February 1, 2018 to September 30, 2018(e)	$26.44	0.04	1.42	1.46	(0.15)	—	—	(0.15)
Sterling Capital Equity Income Fund
Year Ended September 30, 2022	$26.67	0.45	(1.83)	(1.38)	(0.45)	(0.48)	—	(0.93)
Year Ended September 30, 2021	$20.09	0.37	6.56	6.93	(0.35)	—	—	(0.35)
Year Ended September 30, 2020	$21.34	0.43	(0.40)	0.03	(0.44)	(0.84)	—	(1.28)
Year Ended September 30, 2019	$21.61	0.47	1.23	1.70	(0.45)	(1.52)	—	(1.97)
February 1, 2018 to September 30, 2018(e)	$21.49	0.30	0.12	0.42	(0.30)	—	—	(0.30)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2022	$9.81	0.39	(2.64)	(2.25)	(0.46)	—	—	(0.46)
Year Ended September 30, 2021	$8.14	0.29	1.62	1.91	(0.24)	—	—	(0.24)
Year Ended September 30, 2020	$9.49	0.27	(1.32)	(1.05)	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$11.19	0.36	(1.34)	(0.98)	(0.32)	(0.40)	—	(0.72)
February 1, 2018 to September 30, 2018(e)	$12.35	0.35	(1.51)	(1.16)	—	—	—	—

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net Assets are below $1,000.

(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)(b)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$20.40	(9.48)%	$1	(d)	0.59%	2.09%	0.59%	125.15%
$22.99	37.92%	$1	(d)	0.58%	0.43%	0.63%	122.64%
$16.85	(8.88)%	$—	(d)	0.59%	2.19%	0.64%	167.34%
$19.62	(2.02)%	$239,763		0.58%	2.35%	0.64%	142.59%
$22.43	(0.69)%	$270,105		0.58%	1.94%	0.63%	127.89%

$15.68	(17.18)%	$117		0.79%	0.40%	0.88%	29.05%
$20.55	43.85%	$402		0.79%	0.17%	0.97%	34.00%
$14.35	(5.56)%	$3,477		0.54%	(0.06)%	0.56%	28.77%
$16.48	(2.45)%	$247,949		0.82%	0.68%	0.93%	26.62%
$19.44	(3.86)%	$285,847		0.83%	0.26%	0.93%	34.62%

$15.31	(13.29)%	$20,331		0.78%	1.14%	0.83%	70.82%
$19.60	65.36%	$83,819		0.75%	0.96%	0.81%	110.07%
$11.97	(17.63)%	$70,372		0.74%	1.11%	0.82%	119.76%
$14.67	(9.29)%	$210,436		0.73%	1.53%	0.80%	124.82%
$18.84	1.34%	$191,051		0.73%	1.38%	0.79%	89.85%

$25.71	(18.66)%	$29,340		0.80%	(0.11)%	0.88%	28.06%
$35.51	37.67%	$44,452		0.78%	(0.03)%	0.87%	27.20%
$26.22	5.87%	$40,057		0.78%	0.38%	0.86%	17.50%
$26.09	1.53%	$355,672		0.77%	0.40%	0.86%	17.31%
$27.75	5.60%	$372,948		0.78%	0.21%	0.85%	22.78%

$24.36	(5.54)%	$69,408		0.69%	1.65%	0.79%	31.23%
$26.67	34.61%	$70,388		0.68%	1.50%	0.79%	13.00%
$20.09	0.21%	$56,277		0.67%	2.18%	0.78%	33.60%
$21.34	8.89%	$345,806		0.66%	2.28%	0.77%	23.20%
$21.61	2.03%	$317,827		0.66%	2.16%	0.77%	19.49%

$7.10	(24.13)%	$97,525		0.62%	4.41%	0.67%	103.20%
$9.81	23.70%	$85,736		0.63%	3.04%	0.74%	158.16%
$8.14	(11.49)%	$69,236		0.63%	3.10%	0.83%	164.02%
$9.49	(8.48)%	$78,307		0.61%	3.77%	0.89%	97.74%
$11.19	(9.39)%	$62,804		0.62%	4.63%	0.87%	96.65%

Sterling Capital Funds

Financial Highlights, Class R6 Shares

September 30, 2022

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Real Estate Fund
Year Ended September 30, 2022	$46.33	0.47	(8.09)	(7.62)	(0.63)	(2.99)	—	(3.62)
Year Ended September 30, 2021	$36.69	0.59	10.46	11.05	(0.59)	(0.82)	—	(1.41)
January 31, 2020 to September 30, 2020(d)	$41.35	0.36	(4.26)	(3.90)	(0.76)	—	—	(0.76)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2022	$83.72	0.35	(8.28)	(7.93)	(0.14)	(17.27)	—	(17.41)
Year Ended September 30, 2021	$64.09	0.29	30.99	31.28	(0.43)	(11.22)	—	(11.65)
January 31, 2020 to September 30, 2020(d)	$77.13	0.49	(13.53)	(13.04)	—	—	—	—
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2022	$8.68	0.11	(0.51)	(0.40)	(0.20)	—	—	(0.20)
February 1, 2021 to September 30, 2021(d)	$8.78	0.08	(0.04)	0.04	(0.14)	—	—	(0.14)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2022	$11.05	0.21	(1.80)	(1.59)	(0.26)	(0.09)	—	(0.35)
Year Ended September 30, 2021	$11.39	0.21	(0.12)	0.09	(0.28)	(0.15)	—	(0.43)
Year Ended September 30, 2020	$10.89	0.28	0.54	0.82	(0.32)	— (f)	—	(0.32)
Year Ended September 30, 2019	$10.20	0.33	0.71	1.04	(0.35)	—	—	(0.35)
January 31, 2018 to September 30, 2018(d)	$10.48	0.21	(0.27)	(0.06)	(0.22)	—	—	(0.22)
Sterling Capital Long Duration Corporate Bond Fund
January 31, 2022 to September 30, 2022(d)	$9.16	0.19	(2.52)	(2.33)	(0.20)	—	—	(0.20)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	Net Assets are below $1,000.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)(b)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$35.09	(18.31)%	$18		0.73%	1.06%	0.82%	12.58%
$46.33	30.67%	$16		0.62%	1.33%	0.73%	12.68%
$36.69	(9.30)%	$—	(e)	0.70%	1.47%	0.70%	19.58%

$58.38	(13.84)%	$3,792		0.90%	0.50%	1.00%	5.26%
$83.72	52.98%	$3,656		0.88%	0.36%	1.02%	6.15%
$64.09	(16.91)%	$2,882		0.87%	1.17%	1.09%	8.33%

$8.08	(4.70)%	$17,460		0.39%	1.27%	0.48%	76.98%
$8.68	0.44%	$29,565		0.40%	1.52%	0.49%	39.26%

$9.11	(14.72)%	$230,211		0.35%	2.08%	0.48%	47.98%
$11.05	0.79%	$348,271		0.35%	1.88%	0.52%	48.80%
$11.39	7.70%	$642,344		0.35%	2.52%	0.58%	59.59%
$10.89	10.38%	$350,129		0.35%	3.20%	0.58%	79.40%
$10.20	(0.52)%	$281,637		0.35%	3.16%	0.59%	62.28%

$6.63	(25.75)%	$22,553		0.36%	3.81%	0.57%	161.62%

Sterling Capital Funds

Notes to Financial Statements

September 30, 2022

1.    Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” All Funds are referred to as the “Variable Net Asset Value Funds.”

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2022, the Funds discussed herein offered up to four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. Class A Shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund and Sterling Capital Total Return Fund have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Total Return Bond Fund and Sterling Capital Quality Income Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Total Return Bond Fund, and Sterling Capital Quality Income Fund, sales of Class A shares of $250,000 or more are not subject to a sales load but will be subject to a CDSC of up to 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Effective on the close of business on November 15, 2021, Class R Shares were converted into Class A Shares for the Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, and Sterling Capital Total Return Bond Fund.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

2.    Significant Accounting Policies:

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Variable Net Asset Value Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued by Sterling Capital Management LLC ("Sterling Capital" or the "Advisor") in accordance with certain Board-approved methodologies.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The compliance date for Rule 2a-5 was September 8, 2022 (the "Compliance Date"). Effective as of the Compliance Date, the Board approved changes to the Funds' valuation policy to comply with Rule 2a-5 and designated Sterling Capital as the Fund's “Valuation Designee” (as defined in the rule). The Valuation Designee will be responsible determining fair value in good faith for any and all Fund investments, subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Sterling Capital's fair value determinations.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2022 is as follows:

	Level 1- Quoted Prices		Level 2- Other Significant Observable Inputs		Level 3- Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$27,807,296	(a)	$—		$—	$27,807,296
Sterling Capital Mid Value Fund	46,988,463	(a)	—		—	46,988,463
Sterling Capital Behavioral Small Cap Value Equity Fund	35,694,747	(a)	—		—	35,694,747
Sterling Capital Special Opportunities Fund	497,414,053	(a)	—		—	497,414,053
Sterling Capital Equity Income Fund	2,015,181,709	(a)	—		—	2,015,181,709
Sterling Capital Behavioral International Equity Fund	3,828,823	(b)	93,463,693	(a)	—	97,292,516
Sterling Capital SMID Opportunities Fund	7,228,570	(a)	—		—	7,228,570
Sterling Capital Mid Cap Relative Value Fund	45,195,731	(a)	—		—	45,195,731
Sterling Capital Real Estate Fund	74,028,045	(a)	—		—	74,028,045
Sterling Capital Small Cap Value Fund	356,716,487	(a)	—		—	356,716,487
Sterling Capital Ultra Short Bond Fund	635,292	(b)	26,730,642	(a)	—	27,365,934
Sterling Capital Short Duration Bond Fund	1,422,405	(b)	103,564,371	(a)	—	104,986,776
Sterling Capital Intermediate U.S. Government Fund	748,989	(b)	16,411,034	(a)	—	17,160,023
Sterling Capital Total Return Bond Fund	13,989,821	(b)	1,057,296,961	(a)	—	1,071,286,782
Sterling Capital Long Duration Corporate Bond Fund	160,153	(b)	22,609,869	(a)	—	22,770,022
Sterling Capital Quality Income Fund	1,678,519	(b)	76,941,001	(a)	—	78,619,520
Sterling Capital North Carolina Intermediate Tax-Free Fund	4,804,153	(b)	145,664,135	(a)	—	150,468,288
Sterling Capital South Carolina Intermediate Tax-Free Fund	468,576	(b)	40,792,852	(a)	—	41,261,428
Sterling Capital Virginia Intermediate Tax-Free Fund	4,187,487	(b)	78,379,761	(a)	—	82,567,248
Sterling Capital West Virginia Intermediate Tax-Free Fund	2,566,428	(b)	83,723,595	(a)	—	86,290,023

(a)	Industries, countries or security types are disclosed in the Schedule of Portfolio Investments.

(b)	Represents money market funds and/or certain preferred stocks.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital SMID Opportunities Fund, if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Behavioral International Equity Fund is declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. Distributions to shareholders are recorded on the ex-dividend date.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts — All Funds, except Sterling Capital SMID Opportunities Fund, Sterling Capital Intermediate U.S. Government Fund and the Tax-Free Funds, may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may invest in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

Accounting Standards— In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848), Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Funds’ financial statements.

3.    Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2022 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$41,015,137	$42,675,745
Sterling Capital Mid Value Fund	18,491,442	35,877,454
Sterling Capital Behavioral Small Cap Value Equity Fund	67,979,680	69,954,261
Sterling Capital Special Opportunities Fund	170,005,243	219,901,266
Sterling Capital Equity Income Fund	701,224,000	751,404,969
Sterling Capital Behavioral International Equity Fund	126,721,614	87,611,232
Sterling Capital SMID Opportunities Fund	2,239,597	4,387,113
Sterling Capital Mid Cap Relative Value Fund	4,375,541	18,791,520
Sterling Capital Real Estate Fund	11,854,818	16,798,413
Sterling Capital Small Cap Value Fund	23,758,253	128,973,418
Sterling Capital Ultra Short Bond Fund	15,407,290	20,648,756
Sterling Capital Short Duration Bond Fund	48,592,154	130,675,658
Sterling Capital Intermediate U.S. Government Fund	199,758	111,054
Sterling Capital Total Return Bond Fund	211,312,871	494,322,779
Sterling Capital Long Duration Corporate Bond Fund	33,423,218	9,449,786

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	Purchases	Sales
Sterling Capital Quality Income Fund	$16,002,349	$2,058,142
Sterling Capital North Carolina Intermediate Tax-Free Fund	81,526,973	94,584,583
Sterling Capital South Carolina Intermediate Tax-Free Fund	6,168,272	39,475,684
Sterling Capital Virginia Intermediate Tax-Free Fund	36,882,462	28,715,337
Sterling Capital West Virginia Intermediate Tax-Free Fund	17,853,980	15,738,114

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2022 were as follows:

	Purchases	Sales
Sterling Capital Short Duration Bond Fund	$58,202,583	$40,410,888
Sterling Capital Intermediate U.S. Government Fund	3,982,991	2,411,376
Sterling Capital Total Return Bond Fund	420,000,445	266,809,199
Sterling Capital Long Duration Corporate Bond Fund	25,213,600	24,429,494
Sterling Capital Quality Income Fund	44,467,662	24,058,199

During the fiscal year ended September 30, 2022, the Sterling Capital Behavioral Small Cap Value Fund permitted an in-kind redemption of its shares, accepting redemption for such shares in the form of securities that are permissible investments of the Fund. The redemption in-kind occurred on August 26, 2022 and totaled $60,098,000.

4.    Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2022:

	Prior to February 1, 2022			Effective February 1, 2022
	Contractual Fee Rate	Fee Rate after Contractual Waivers		Contractual Fee Rate	Fee Rate after Contractual Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%	0.45	%(1)	0.45%	0.45%
Sterling Capital Mid Value Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Special Opportunities Fund	0.65%	0.65%		0.65%	0.65%
Sterling Capital Equity Income Fund	0.55%	0.55%		0.55%	0.55%
Sterling Capital Behavioral International Equity Fund	0.40%	0.40%		0.40%	0.40	%(1)
Sterling Capital SMID Opportunities Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Mid Cap Relative Value Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Real Estate Fund	0.58%	0.58%		0.58%	0.58%
Sterling Capital Small Cap Value Fund	0.75%	0.75%		0.75%	0.75%
Sterling Capital Ultra Short Bond Fund	0.20%	0.20%		0.20%	0.20%
Sterling Capital Short Duration Bond Fund	0.20%	0.20%		0.20%	0.20%
Sterling Capital Intermediate U.S. Government Fund	0.32%	0.12	%(2)	0.32%	0.32%
Sterling Capital Total Return Bond Fund	0.25%	0.25%		0.25%	0.25%
Sterling Capital Long Duration Corporate Bond Fund	0.35%	0.31	%(1),(2)	0.25%	0.25%
Sterling Capital Quality Income Fund	0.35%	0.31	%(2)	0.35%	0.31	%(3)
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%

(1)	For all or a portion of the year ended September 30, 2022, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2021 through January 31, 2022.

(3)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2022 through January 31, 2023.

For the following Funds, Sterling Capital has contractually agreed to waive its investment advisory fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations for the periods February 1, 2021 through January 31, 2022 and February 1, 2022 through January 31, 2023 are as follows:

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	Effective February 1, 2022
	Class A	Class C	Institutional	Class R6
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	–%
Sterling Capital Ultra Short Bond Fund	0.52%	–%	0.27%	–%
Sterling Capital Intermediate U.S. Government Fund	0.75%	1.50%	0.50%	–%
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.45%
Sterling Capital Long Duration Corporate Bond Fund	0.70%	1.45%	0.45%	0.45%

	Prior to February 1, 2022
	Class A	Class C	Institutional	Class R6
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	–%
Sterling Capital Ultra Short Bond Fund	0.52%	–%	0.27%	–%
Sterling Capital Intermediate U.S. Government Fund	0.75%	1.50%	0.50%	–%
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.45%

For the following Funds, Sterling Capital has contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse a Fund the following levels with respect to the Funds' Class R6 Shares, effective for the period February 1, 2022 through January 31, 2023:

Effective February 1, 2022
Sterling Capital Behavioral Large Cap Value Equity Fund	0.06%
Sterling Capital Mid Value Fund	0.09%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.05%
Sterling Capital Special Opportunities Fund	0.08%
Sterling Capital Equity Income Fund	0.10%
Sterling Capital Behavioral International Equity Fund	0.05%
Sterling Capital Real Estate Fund	0.09%
Sterling Capital Small Cap Value Fund	0.10%
Sterling Capital Short Duration Bond Fund	0.09%
Sterling Capital Total Return Bond Fund	0.10%
Sterling Capital Long Duration Corporate Bond Fund	0.09%

For the following Funds, Sterling Capital contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse a Fund the following levels with respect to the Funds' Class R6 Shares, effective for the period February 1, 2022 to January 31, 2023:

Prior to February 1, 2022
Sterling Capital Behavioral Large Cap Value Equity Fund	0.05%
Sterling Capital Mid Value Fund	0.09%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.05%
Sterling Capital Special Opportunities Fund	0.08%
Sterling Capital Equity Income Fund	0.10%
Sterling Capital Behavioral International Equity Fund	0.05%
Sterling Capital Real Estate Fund	0.09%
Sterling Capital Small Cap Value Fund	0.10%
Sterling Capital Short Duration Bond Fund	0.09%
Sterling Capital Total Return Bond Fund	0.10%

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, The Bank of New York Mellon (“the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, The Bank of New York Mellon is entitled to a fee payable by Sterling Capital. The Bank of New York Mellon also serves as the Funds’ fund accountant and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees.”

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO. Expenses incurred are reflected on the Statements of Operations as “Compliance Service Fees.”

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (the “Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25% and 1.00% of the average daily net assets of the Class A Shares and Class C Shares, respectively. In addition, the Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2022, the Distributor received $183,288 from commissions earned on sales of shares of the Variable Net Asset Value Funds. The Distributor does not retain commissions for profit. These commissions and fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

The Advisor and/or its affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund. Commissions and finder’s fees financed by the Advisor and paid by the Distributor to affiliated broker-dealers during the fiscal year ended September 30, 2022 were $2,035.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $100,000 plus $7,500 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $24,000, the Audit Committee Chairman receives additional compensation at the annual rate of $18,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $7,500. The fees are allocated across the Trust based upon relative net assets.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

5.	Capital Transactions:

Transactions in Class A, Class C, Institutional, Class R and Class R6 Shares were:

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	46,240	$1,131,180	41,838	$852,810
Reinvested	19,445	445,439	15,398	288,409
Redeemed	(135,501)	(3,192,006)	(165,155)	(3,392,430)
Total	(69,816)	$(1,615,387)	(107,919)	$(2,251,211)

Sterling Capital Behavioral Large Cap Value Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	406	$9,304	690	$13,830
Reinvested	116	2,568	186	3,360
Redeemed	(1,675)	(37,798)	(22,060)	(406,813)
Total	(1,153)	$(25,926)	(21,184)	$(389,623)

Sterling Capital Behavioral Large Cap Value Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	17,254	$420,545	20,803	$407,986
Reinvested	1,262	29,327	981	18,502
Redeemed	(25,384)	(605,648)	(49,484)	(1,014,454)
Total	(6,868)	$(155,776)	(27,700)	$(587,966)

Sterling Capital Behavioral Large Cap Value Equity Fund
Class R6	Shares	Amount	Shares	Amount
Reinvested	1	$12	1	$5
Total	1	$12	1	$5

Sterling Capital Mid Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	34,712	$658,109	50,933	$993,734
Reinvested	92,289	1,765,483	2,391	41,220
Redeemed	(167,340)	(3,144,157)	(230,271)	(4,242,223)
Total	(40,339)	$(720,565)	(176,947)	$(3,207,269)

Sterling Capital Mid Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	5,521	$90,828	1,452	$23,154
Reinvested	5,296	83,888	—	—
Redeemed	(38,319)	(621,246)	(69,838)	(1,099,637)
Total	(27,502)	$(446,530)	(68,386)	$(1,076,483)

Sterling Capital Mid Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	50,140	$961,643	654,893	$12,446,868
Reinvested	197,808	3,889,195	9,659	170,284
Redeemed	(899,900)	(17,335,085)	(718,028)	(14,337,942)
Total	(651,952)	$(12,484,247)	(53,476)	$(1,720,790)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Mid Value Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	2	$45	54	$1,040
Reinvested	—	—	—	2
Redeemed	(430)	(8,727)	(1)	(9)
Total	(428)	$(8,682)	53	$1,033

Sterling Capital Mid Value Fund
Class R6	Shares	Amount	Shares	Amount
Issued	—	$—	2,636	$43,186
Reinvested	3	52	23	394
Redeemed	(12,148)	(245,375)	(225,282)	(4,063,386)
Total	(12,145)	$(245,323)	(222,623)	$(4,019,806)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	19,604	$404,596	15,753	$278,950
Reinvested	36,543	677,365	2,768	40,284
Redeemed	(55,067)	(1,066,272)	(64,464)	(1,091,075)
Total	1,080	$15,689	(45,943)	$(771,841)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	4,739	$94,858	373	$6,142
Reinvested	196	3,421	—	—
Redeemed	(4,983)	(100,534)	(7,176)	(114,167)
Total	(48)	$(2,255)	(6,803)	$(108,025)

Sterling Capital Behavioral Small Cap Value Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	278,012	$5,512,268	425,935	$7,544,347
Reinvested	70,757	1,330,352	4,254	62,444
Redeemed	(456,563)	(8,495,763)	(253,018)	(4,326,883)
Total	(107,794)	$(1,653,143)	177,171	$3,279,908

Sterling Capital Behavioral Small Cap Value Equity Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	45	$892	2,132	$35,302
Reinvested	—	—	76	1,097
Redeemed	(13,648)	(287,327)	(3,570)	(62,311)
Total	(13,603)	$(286,435)	(1,362)	$(25,912)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class R6	Shares	Amount	Shares	Amount
Issued	—	$—	3,271	$54,841
Reinvested	470,794	8,845,595	57,955	851,367
Redeemed	(3,419,302)	(60,098,000)	(1,665,031)	(31,836,646)
Total	(2,948,508)	$(51,252,405)	(1,603,805)	$(30,930,438)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Special Opportunities Fund
Class A	Shares	Amount	Shares	Amount
Issued	606,260	$17,829,825	899,419	$28,108,301
Reinvested	1,303,455	40,511,385	127,257	3,532,665
Redeemed	(1,374,958)	(40,078,119)	(1,619,012)	(49,005,620)
Total	534,757	$18,263,091	(592,336)	$(17,364,654)

Sterling Capital Special Opportunities Fund
Class C	Shares	Amount	Shares	Amount
Issued	89,122	$2,036,385	85,196	$2,107,942
Reinvested	322,106	7,608,160	41,122	906,331
Redeemed	(753,972)	(16,707,907)	(1,238,202)	(29,930,092)
Total	(342,744)	$(7,063,362)	(1,111,884)	$(26,915,819)

Sterling Capital Special Opportunities Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,442,213	$44,693,075	1,223,082	$40,695,174
Reinvested	595,100	19,846,598	63,869	1,886,861
Redeemed	(1,587,962)	(49,527,313)	(1,708,623)	(54,171,179)
Total	449,351	$15,012,360	(421,672)	$(11,589,144)

Sterling Capital Special Opportunities Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	—	$—	28	$693
Reinvested	—	—	—	14
Redeemed	(42)	(1,476)	(4,520)	(115,349)
Total	(42)	$(1,476)	(4,492)	$(114,642)

Sterling Capital Special Opportunities Fund
Class R6	Shares	Amount	Shares	Amount
Issued	103,983	$3,118,518	75,987	$2,356,511
Reinvested	4,709	156,652	690	20,418
Redeemed	(219,268)	(6,682,445)	(352,462)	(11,199,650)
Total	(110,576)	$(3,407,275)	(275,785)	$(8,822,721)

Sterling Capital Equity Income Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,659,576	$45,526,877	3,995,959	$98,587,686
Reinvested	452,265	12,426,367	171,179	4,339,483
Redeemed	(2,456,046)	(66,942,929)	(2,838,113)	(69,848,590)
Total	(344,205)	$(8,989,685)	1,329,025	$33,078,579

Sterling Capital Equity Income Fund
Class C	Shares	Amount	Shares	Amount
Issued	505,892	$13,683,057	377,612	$9,167,208
Reinvested	64,446	1,767,152	12,023	296,015
Redeemed	(960,780)	(25,958,673)	(3,324,223)	(80,466,176)
Total	(390,442)	$(10,508,464)	(2,934,588)	$(71,002,953)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Equity Income Fund
Institutional	Shares	Amount	Shares	Amount
Issued	14,791,804	$404,461,160	17,467,222	$430,631,193
Reinvested	1,584,767	43,629,829	616,486	15,718,369
Redeemed	(16,918,132)	(463,156,528)	(9,862,395)	(244,303,420)
Total	(541,561)	$(15,065,539)	8,221,313	$202,046,142

Sterling Capital Equity Income Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	49	$1,324	30,887	$782,739
Reinvested	—	—	671	16,723
Redeemed	(51,591)	(1,463,090)	(68,015)	(1,752,490)
Total	(51,542)	$(1,461,766)	(36,457)	$(953,028)

Sterling Capital Equity Income Fund
Class R6	Shares	Amount	Shares	Amount
Issued	947,393	$25,720,185	944,445	$22,264,153
Reinvested	39,528	1,087,391	18,346	464,380
Redeemed	(776,741)	(21,379,957)	(1,124,786)	(27,430,174)
Total	210,180	$5,427,619	(161,995)	$(4,701,641)

Sterling Capital Behavioral International Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	2,046	$18,619	7,910	$69,621
Reinvested	1,867	17,718	1,452	12,832
Redeemed	(10,509)	(91,568)	(11,774)	(113,208)
Total	(6,596)	$(55,231)	(2,412)	$(30,755)

Sterling Capital Behavioral International Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	21	$204	71	$705
Reinvested	198	1,876	101	891
Redeemed	(1)	(11)	(74)	(690)
Total	218	$2,069	98	$906

Sterling Capital Behavioral International Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	2,560	$25,610	935	$9,368
Reinvested	3,309	31,374	2,040	18,010
Redeemed	(4,377)	(41,267)	(1,614,353)	(14,734,958)
Total	1,492	$15,717	(1,611,378)	$(14,707,580)

Sterling Capital Behavioral International Equity Fund
Class R6	Shares	Amount	Shares	Amount
Issued	4,583,206	$36,024,000	—	$—
Reinvested	422,301	4,003,413	235,591	2,082,632
Total	5,005,507	$40,027,413	235,591	$2,082,632

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital SMID Opportunities Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,379	$20,967	37,980	$587,546
Reinvested	25,841	404,670	—	—
Redeemed	(38,609)	(581,509)	(76,597)	(1,218,610)
Total	(11,389)	$(155,872)	(38,617)	$(631,064)

Sterling Capital SMID Opportunities Fund
Class C	Shares	Amount	Shares	Amount
Issued	147	$2,200	1,063	$16,863
Reinvested	8,069	121,527	—	—
Redeemed	(47,327)	(655,388)	(6,800)	(101,769)
Total	(39,111)	$(531,661)	(5,737)	$(84,906)

Sterling Capital SMID Opportunities Fund
Institutional	Shares	Amount	Shares	Amount
Issued	11,805	$164,466	14,716	$220,461
Reinvested	22,884	362,713	—	—
Redeemed	(82,782)	(1,189,986)	(159,154)	(2,485,677)
Total	(48,093)	$(662,807)	(144,438)	$(2,265,216)

Sterling Capital Mid Cap Relative Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,205	$93,445	3,552	$228,722
Reinvested	354	27,374	30	2,010
Redeemed	(174)	(11,811)	(1,351)	(83,360)
Total	1,385	$109,008	2,231	$147,372

Sterling Capital Mid Cap Relative Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	9	$729	15	$1,149
Reinvested	3	250	—	5
Total	12	$979	15	$1,154

Sterling Capital Mid Cap Relative Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	2,488	$200,026	17,072	$1,327,524
Reinvested	59,267	4,619,348	6,931	473,525
Redeemed	(175,326)	(13,768,737)	(107,394)	(7,872,757)
Total	(113,571)	$(8,949,363)	(83,391)	$(6,071,708)

Sterling Capital Real Estate Fund
Class A	Shares	Amount	Shares	Amount
Issued	4,917	$226,188	4,693	$196,046
Reinvested	1,086	50,199	499	20,159
Redeemed	(2,372)	(107,946)	(4,268)	(186,034)
Total	3,631	$168,441	924	$30,171

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Real Estate Fund
Class C	Shares	Amount	Shares	Amount
Issued	357	$15,117	21	$1,000
Reinvested	270	12,595	127	4,949
Redeemed	(999)	(43,125)	(1,426)	(56,202)
Total	(372)	$(15,413)	(1,278)	$(50,253)

Sterling Capital Real Estate Fund
Institutional	Shares	Amount	Shares	Amount
Issued	129,299	$5,914,197	265,204	$10,813,943
Reinvested	147,479	6,869,233	71,046	2,880,895
Redeemed	(243,219)	(10,740,629)	(578,908)	(25,636,626)
Total	33,559	$2,042,801	(242,658)	$(11,941,788)

Sterling Capital Real Estate Fund
Class R6	Shares	Amount	Shares	Amount
Issued	137	$6,214	328	$13,868
Reinvested	30	1,363	6	250
Redeemed	(7)	(335)	(1)	(20)
Total	160	$7,242	333	$14,098

Sterling Capital Small Cap Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	4,726	$334,374	11,399	$910,833
Reinvested	9,538	698,451	5,127	349,012
Redeemed	(13,308)	(911,984)	(6,905)	(524,432)
Total	956	$120,841	9,621	$735,413

Sterling Capital Small Cap Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	981	$77,427	908	$74,265
Reinvested	1,371	94,969	643	41,968
Redeemed	(1,163)	(70,198)	(814)	(63,837)
Total	1,189	$102,198	737	$52,396

Sterling Capital Small Cap Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	391,138	$27,467,186	655,128	$51,516,884
Reinvested	1,184,084	87,493,753	916,791	62,862,358
Redeemed	(1,712,853)	(121,143,954)	(2,848,814)	(219,208,647)
Total	(137,631)	$(6,183,015)	(1,276,895)	$(104,829,405)

Sterling Capital Small Cap Value Fund
Class R6	Shares	Amount	Shares	Amount
Issued	12,771	$1,180,452	4,022	$339,541
Reinvested	13,254	981,746	7,679	527,073
Redeemed	(4,736)	(309,808)	(13,007)	(1,011,343)
Total	21,289	$1,852,390	(1,306)	$(144,729)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Ultra Short Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	684,394	$6,634,652	514,235	$5,042,688
Reinvested	7,902	76,086	3,821	37,444
Redeemed	(688,452)	(6,646,022)	(51,979)	(509,581)
Total	3,844	$64,716	466,077	$4,570,551

Sterling Capital Ultra Short Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	830,884	$8,056,006	1,483,876	$14,546,133
Reinvested	28,033	270,205	20,855	204,591
Redeemed	(2,060,051)	(19,885,016)	(1,612,690)	(15,829,258)
Total	(1,201,134)	$(11,558,805)	(107,959)	$(1,078,534)

Sterling Capital Short Duration Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	113,065	$948,671	87,395	$766,298
Reinvested	7,822	65,491	9,195	80,431
Redeemed	(176,507)	(1,490,110)	(72,934)	(638,447)
Total	(55,620)	$(475,948)	23,656	$208,282

Sterling Capital Short Duration Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	7,148	$61,238	54,275	$473,163
Reinvested	1,085	9,111	1,241	10,850
Redeemed	(71,447)	(596,567)	(43,426)	(380,462)
Total	(63,214)	$(526,218)	12,090	$103,551

Sterling Capital Short Duration Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	6,167,118	$51,425,144	5,459,027	$47,787,423
Reinvested	259,645	2,177,983	400,471	3,501,537
Redeemed	(14,800,334)	(125,027,654)	(7,144,887)	(62,293,235)
Total	(8,373,571)	$(71,424,527)	(1,285,389)	$(11,004,275)

Sterling Capital Short Duration Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	1,689,426	$13,901,832	3,417,306	$29,696,358
Reinvested	2,675	22,430	65	566
Redeemed	(2,936,346)	(24,665,403)	(13,042)	(113,208)
Total	(1,244,245)	$(10,741,141)	3,404,329	$29,583,716

Sterling Capital Intermediate U.S. Government Fund
Class A	Shares	Amount	Shares	Amount
Issued	36,203	$324,650	22,535	$226,038
Reinvested	6,250	57,448	7,430	73,839
Redeemed	(50,390)	(469,204)	(71,461)	(713,584)
Total	(7,937)	$(87,106)	(41,496)	$(413,707)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Intermediate U.S. Government Fund
Class C	Shares	Amount	Shares	Amount
Issued	862	$7,852	672	$6,663
Reinvested	162	1,486	284	2,817
Redeemed	(2,115)	(19,760)	(18,808)	(187,602)
Total	(1,091)	$(10,422)	(17,852)	$(178,122)

Sterling Capital Intermediate U.S. Government Fund
Institutional	Shares	Amount	Shares	Amount
Issued	22,141	$209,755	1,548,650	$15,665,762
Reinvested	37,759	347,206	39,617	393,800
Redeemed	(108,728)	(1,016,935)	(719,213)	(7,245,377)
Total	(48,828)	$(459,974)	869,054	$8,814,185

Sterling Capital Total Return Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	568,993	$5,770,503	2,260,247	$25,551,361
Reinvested	153,923	1,585,238	177,265	1,985,976
Redeemed	(980,344)	(9,989,308)	(1,966,158)	(22,210,629)
Total	(257,428)	$(2,633,567)	471,354	$5,326,708

Sterling Capital Total Return Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	14,863	$142,332	70,420	$793,444
Reinvested	9,643	100,354	16,563	186,308
Redeemed	(128,754)	(1,299,716)	(331,499)	(3,696,750)
Total	(104,248)	$(1,057,030)	(244,516)	$(2,716,998)

Sterling Capital Total Return Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	28,562,197	$288,645,267	35,830,628	$399,920,995
Reinvested	2,195,969	22,708,317	2,546,915	28,542,253
Redeemed	(48,063,346)	(485,151,551)	(27,578,996)	(307,935,662)
Total	(17,305,180)	$(173,797,967)	10,798,547	$120,527,586

Sterling Capital Total Return Bond Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	10	$106	241	$2,685
Reinvested	4	50	95	1,056
Redeemed	(3,148)	(34,409)	(7)	(79)
Total	(3,134)	$(34,253)	329	$3,662

Sterling Capital Total Return Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	7,524,078	$76,320,934	14,133,055	$157,869,661
Reinvested	744,467	7,668,378	1,392,703	15,644,998
Redeemed	(14,521,917)	(146,863,772)	(40,405,334)	(447,181,438)
Total	(6,253,372)	$(62,874,460)	(24,879,576)	$(273,666,779)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Long Duration Corporate Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	4,724	$41,419	16,220	$173,572
Reinvested	8,067	73,146	2,762	29,278
Redeemed	(7,184)	(68,634)	(4,289)	(45,247)
Total	5,607	$45,931	14,693	$157,603

Sterling Capital Long Duration Corporate Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	1,970	$20,383	460	$4,839
Reinvested	272	2,523	14	153
Redeemed	(2,196)	(18,182)	(450)	(4,724)
Total	46	$4,724	24	$268

Sterling Capital Long Duration Corporate Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	3,366,560	$30,840,102	50,064	$530,692
Reinvested	15,196	139,838	50,597	537,481
Redeemed	(3,986,777)	(35,579,918)	(1,199,766)	(12,879,362)
Total	(605,021)	$(4,599,978)	(1,099,105)	$(11,811,189)

Sterling Capital Long Duration Corporate Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	3,467,165	$30,642,201	—	$—
Reinvested	83,904	637,292	—	—
Redeemed	(147,782)	(1,081,915)	—	—
Total	3,403,287	$30,197,578	—	$—

Sterling Capital Quality Income Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,274	$12,275	1,831	$18,667
Reinvested	64	603	63	638
Redeemed	(623)	(5,743)	(1,429)	(14,473)
Total	715	$7,135	465	$4,832

Sterling Capital Quality Income Fund
Class C	Shares	Amount	Shares	Amount
Issued	22	$210	346	$3,504
Reinvested	4	38	4	37
Redeemed	(47)	(427)	(310)	(3,129)
Total	(21)	$(179)	40	$412

Sterling Capital Quality Income Fund
Institutional	Shares	Amount	Shares	Amount
Issued	3,973,722	$38,036,962	3,927,109	$39,815,276
Reinvested	75,495	707,963	63,072	640,709
Redeemed	(1,390,930)	(13,070,271)	(1,238,812)	(12,554,637)
Total	2,658,287	$25,674,654	2,751,369	$27,901,348

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	946,008	$9,544,746	232,333	$2,573,680
Reinvested	31,519	328,466	31,377	347,725
Redeemed	(1,316,412)	(13,546,019)	(441,643)	(4,901,297)
Total	(338,885)	$(3,672,807)	(177,933)	$(1,979,892)

Sterling Capital North Carolina Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	44,930	$452,133	10,532	$116,978
Reinvested	874	9,093	1,062	11,761
Redeemed	(70,301)	(730,351)	(122,210)	(1,350,921)
Total	(24,497)	$(269,125)	(110,616)	$(1,222,182)

Sterling Capital North Carolina Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	5,558,068	$57,292,898	2,947,749	$32,734,912
Reinvested	103,330	1,075,095	87,037	964,213
Redeemed	(6,835,815)	(70,876,736)	(1,642,723)	(18,216,553)
Total	(1,174,417)	$(12,508,743)	1,392,063	$15,482,572

Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	24,937	$275,190	971,065	$11,174,577
Reinvested	12,192	132,564	16,620	190,623
Redeemed	(331,419)	(3,618,340)	(1,044,630)	(11,976,075)
Total	(294,290)	$(3,210,586)	(56,945)	$(610,875)

Sterling Capital South Carolina Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	5,318	$56,000	1,736	$20,002
Reinvested	237	2,576	418	4,787
Redeemed	(25,264)	(275,848)	(32,497)	(372,615)
Total	(19,709)	$(217,272)	(30,343)	$(347,826)

Sterling Capital South Carolina Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	533,396	$5,808,595	1,163,980	$13,268,574
Reinvested	35,364	381,384	32,208	366,803
Redeemed	(3,509,711)	(37,859,600)	(1,193,275)	(13,603,974)
Total	(2,940,951)	$(31,669,621)	2,913	$31,403

Sterling Capital Virginia Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	120,530	$1,339,229	100,162	$1,214,360
Reinvested	16,863	192,590	18,551	225,127
Redeemed	(266,302)	(3,018,698)	(101,935)	(1,235,438)
Total	(128,909)	$(1,486,879)	16,778	$204,049

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

	For the Year Ended		For the Year Ended
	September 30, 2022		September 30, 2021
Sterling Capital Virginia Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	707	$8,194	—	$—
Reinvested	18	204	311	3,792
Redeemed	(3,966)	(46,102)	(59,368)	(716,138)
Total	(3,241)	$(37,704)	(59,057)	$(712,346)

Sterling Capital Virginia Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	2,110,606	$23,627,116	743,170	$9,021,037
Reinvested	10,715	122,402	12,238	148,454
Redeemed	(1,336,270)	(15,156,212)	(461,354)	(5,590,795)
Total	785,051	$8,593,306	294,054	$3,578,696

Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	986,569	$9,399,791	122,328	$1,258,711
Reinvested	28,268	277,047	37,602	386,517
Redeemed	(1,097,767)	(10,395,528)	(200,474)	(2,061,930)
Total	(82,930)	$(718,690)	(40,544)	$(416,702)

Sterling Capital West Virginia Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	1	$10
Reinvested	21	199	119	1,233
Redeemed	(1)	(9)	(27,162)	(279,350)
Total	20	$190	(27,042)	$(278,107)

Sterling Capital West Virginia Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,477,300	$14,410,877	1,406,990	$14,492,951
Reinvested	21,651	210,969	10,738	110,530
Redeemed	(1,277,968)	(12,359,284)	(1,344,741)	(13,841,257)
Total	220,983	$2,262,562	72,987	$762,224

(1)	Effective November 15, 2021 (the “Conversion Date”), all outstanding Class R shares were converted into Class A shares (the “Class Conversions”). The Class Conversions were completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses, such that each Class R shareholder received Class A shares having the same aggregate value as the Class R shares held.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Focused Investment Risk:

Focused Investment Risk are investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated that are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. As of September 30, 2022, the Sterling Capital Behavioral International Equity Fund invested 25.1% of its net assets in Japanese securities. Additionally, the Sterling Capital Real Estate Fund invested 38.3% of its net assets in Specialized industries.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

8.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate uncommitted amount of $100,000,000 has been made available for use by all Funds of the Trust for shareholder liquidations only. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 25, 2023. During the fiscal year ended September 30, 2022, each of the following Funds utilized its line of credit:

	Average Interest Rate	Average Loan Balance*	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Behavioral Small Cap Value Equity Fund	2.75%	$178,000	1	$14	$178,000
Sterling Capital Special Opportunities Fund	1.33%	2,394,462	13	1,089	16,049,000
Sterling Capital SMID Opportunities Fund	1.25%	20,000	1	–	20,000
Sterling Capital Real Estate Fund	2.75%	42,000	1	3	42,000
Sterling Capital Small Cap Value Fund	1.25%	12,563,600	5	2,181	13,046,000
Sterling Capital Ultra Short Bond Fund	3.50%	3,128,000	3	–	6,417,000
Sterling Capital Short Duration Bond Fund	3.50%	8,808,667	6	5,138	23,959,000
Sterling Capital Total Return Bond Fund	1.50%	15,491,000	5	2,900	19,013,000

*	Average loan balance was calculated by taking the sum of the loans outstanding for each day divided by the number of days the loans were outstanding.

9.	Fund Ownership:

As of September 30, 2022, Truist and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the following Funds in the following amounts: 57% of the Behavioral Small Cap Value Equity Fund, 99% of the Behavioral International Equity Fund and 40% of the Ultra Short Bond Fund. As a result, Truist may be deemed to be a “controlling person” of each of the above mentioned Funds under the 1940 Act. Additionally, one non-affiliated shareholder, owning 96%, held more than 25% of the shares outstanding of the Intermediate U.S. Government Fund-Class I Shares and may be deemed to control this Fund.

10.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the year, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital losses are permitted to be carried forward without expiration. Such capital losses will retain their character as either short-term or long-term capital losses.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

At September 30, 2022, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Code and the Treasury regulations:

	Amount With No Expiration
	Short-term Losses	Long-term Losses
Sterling Capital Behavioral Large Cap Value Equity Fund	$(16,835,154)	$—
Sterling Capital Behavioral International Equity Fund	(8,662,585)	—
Sterling Capital Ultra Short Bond Fund	(83,985)	(946,245)
Sterling Capital Short Duration Bond Fund	(825,633)	(5,436,295)
Sterling Capital Intermediate U.S. Government Fund	(373,549)	(725,870)
Sterling Capital Total Return Bond Fund	(50,999)	—
Sterling Capital Quality Income Fund	(1,403,070)	(557,270)
Sterling Capital North Carolina Intermediate Tax-Free Fund	(300,235)	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	(30,193)	—

Capital loss carryforwards utilized in the current year were as follows:

Utilized Capital Loss Carryforwards
Sterling Capital Behavioral Large Cap Value Equity Fund	$2,529,701
Sterling Capital Behavioral International Equity Fund	365,798
Sterling Capital Short Duration Bond Fund	72,840
Sterling Capital South Carolina Intermediate Tax-Free Fund	14,231

The character of income and gains distributed is determined in accordance with the Code and the Treasury regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., redemptions in-kind, net operating losses and equalization utilized), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Distributable Earnings
Sterling Capital Mid Value Fund	$945,229	$(945,229)
Sterling Capital Behavioral Small Cap Value Equity Fund	8,546,740	(8,546,740)
Sterling Capital Special Opportunities Fund	2,626,553	(2,626,553)
Sterling Capital Equity Income Fund	15,003,931	(15,003,931)
Sterling Capital SMID Opportunities Fund	92,572	(92,572)
Sterling Capital Mid Cap Relative Value Fund	550,876	(550,876)
Sterling Capital Real Estate Fund	313,739	(313,739)
Sterling Capital Small Cap Value Fund	10,043,519	(10,043,519)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$518,406	$—	$518,406	$—	$518,406
Sterling Capital Mid Value Fund	3,025,584	3,001,788	6,027,372	—	6,027,372
Sterling Capital Behavioral Small Cap Value Equity Fund	1,145,447	9,770,223	10,915,670	—	10,915,670
Sterling Capital Special Opportunities Fund	3,009,729	77,664,798	80,674,527	—	80,674,527
Sterling Capital Equity Income Fund	33,703,773	41,216,260	74,920,033	—	74,920,033
Sterling Capital Behavioral International Equity Fund	4,057,335	—	4,057,335	—	4,057,335
Sterling Capital SMID Opportunities Fund	2,871	947,830	950,701	—	950,701
Sterling Capital Mid Cap Relative Value Fund	953,965	4,075,092	5,029,057	—	5,029,057
Sterling Capital Real Estate Fund	1,606,241	6,040,796	7,647,037	—	7,647,037
Sterling Capital Small Cap Value Fund	3,425,428	103,238,958	106,664,386	—	106,664,386
Sterling Capital Ultra Short Bond Fund	517,531	—	517,531	—	517,531
Sterling Capital Short Duration Bond Fund	3,060,515	—	3,060,515	—	3,060,515
Sterling Capital Intermediate U.S. Government Fund	422,409	—	422,409	—	422,409
Sterling Capital Total Return Bond Fund	33,469,774	11,121,245	44,591,019	—	44,591,019
Sterling Capital Long Duration Corporate Bond Fund	779,062	573,447	1,352,509	—	1,352,509
Sterling Capital Quality Income Fund	1,536,725	—	1,536,725	—	1,536,725
Sterling Capital North Carolina Intermediate Tax-Free Fund	172,396	—	172,396	2,750,935	2,923,331
Sterling Capital South Carolina Intermediate Tax-Free Fund	31,880	—	31,880	1,178,534	1,210,414
Sterling Capital Virginia Intermediate Tax-Free Fund	345,744	87,833	433,577	928,912	1,362,489
Sterling Capital West Virginia Intermediate Tax-Free Fund	26,734	7,835	34,569	1,545,334	1,579,903

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$66,228	$—	$66,228	$256,144	$—	$322,372
Sterling Capital Mid Value Fund	460,102	133,548	593,650	—	—	593,650
Sterling Capital Behavioral Small Cap Value Equity Fund	1,079,648	364,960	1,444,608	—	—	1,444,608
Sterling Capital Special Opportunities Fund	665,760	12,633,008	13,298,768	—	—	13,298,768
Sterling Capital Equity Income Fund	26,618,496	844,914	27,463,410	—	—	27,463,410
Sterling Capital Behavioral International Equity Fund	2,447,303	—	2,447,303	—	—	2,447,303
Sterling Capital Mid Cap Relative Value Fund	336,325	371,713	708,038	—	—	708,038
Sterling Capital Real Estate Fund	1,501,501	2,345,379	3,846,880	—	—	3,846,880
Sterling Capital Small Cap Value Fund	3,671,687	90,883,296	94,554,983	—	—	94,554,983
Sterling Capital Ultra Short Bond Fund	403,885	—	403,885	—	—	403,885
Sterling Capital Short Duration Bond Fund	4,457,417	—	4,457,417	—	—	4,457,417
Sterling Capital Intermediate U.S. Government Fund	540,540	—	540,540	—	—	540,540
Sterling Capital Total Return Bond Fund	60,987,228	2,953,951	63,941,179	—	—	63,941,179
Sterling Capital Long Duration Corporate Bond Fund	411,957	546,278	958,235	—	—	958,235
Sterling Capital Quality Income Fund	843,908	—	843,908	—	—	843,908
Sterling Capital North Carolina Intermediate Tax-Free Fund	5,954	—	5,954	—	2,810,460	2,816,414
Sterling Capital South Carolina Intermediate Tax-Free Fund	2,963	—	2,963	—	1,483,035	1,485,998
Sterling Capital Virginia Intermediate Tax-Free Fund	78,444	197,736	276,180	—	1,159,903	1,436,083
Sterling Capital West Virginia Intermediate Tax-Free Fund	177	60,776	60,953	—	1,682,325	1,743,278

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s taxable year may be deferred and treated as occurring on the first business day of the following taxable year for tax purposes. The following Funds had deferred qualified late-year losses, which will be treated as arising on the first business day of the taxable year ending September 30, 2023:

	Qualified Late-Year Ordinary Losses	Qualified Late-Year Short-term Capital Losses	Qualified Late-Year Long-term Capital Losses
Sterling Capital Special Opportunities Fund	$1,485,152	$—	$—
Sterling Capital Behavioral International Equity Fund	97,007	8,360,459	—
Sterling Capital Ultra Short Bond Fund	—	113,985	106,808
Sterling Capital Short Duration Bond Fund	—	1,034,453	1,748,085
Sterling Capital Intermediate U.S. Government Fund	—	17,475	265,221
Sterling Capital Total Return Bond Fund	—	11,166,011	33,222,802
Sterling Capital Long Duration Corporate Bond Fund	—	577,921	—
Sterling Capital Quality Income Fund	—	507,835	187,981
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	1,880,877	2,045,035
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	74,129	379,472
Sterling Capital Virginia Intermediate Tax-Free Fund	—	566,090	700,092
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	39,613	981,310

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

As of September 30, 2022, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/ Tax Exempt Income	Undistributed Long Term Capital Gains	Distributable Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Distributable Earnings (Accumulated Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$47,312	$—	$47,312	$—	$(16,835,154)	$(709,088)	$(17,496,930)
Sterling Capital Mid Value Fund	118,760	7,574,516	7,693,276	—	—	5,371,602	13,064,878
Sterling Capital Behavioral Small Cap Value Equity Fund	211,870	—	211,870	—	—	(644,880)	(433,010)
Sterling Capital Special Opportunities Fund	—	35,858,790	35,858,790	—	(1,485,152)	155,762,333	190,135,971
Sterling Capital Equity Income Fund	22,059,196	112,835,208	134,894,404	—	—	515,114,622	650,009,026
Sterling Capital Behavioral International Equity Fund	3,226,016	—	3,226,016	—	(17,120,051)	(12,608,991)	(26,503,026)
Sterling Capital SMID Opportunities Fund	5,033	737,356	742,389	—	—	856,153	1,598,542
Sterling Capital Mid Cap Relative Value Fund	280,045	6,835,266	7,115,311	—	—	17,220,432	24,335,743
Sterling Capital Real Estate Fund	—	4,653,502	4,653,502	—	—	24,753,655	29,407,157
Sterling Capital Small Cap Value Fund	961,978	74,259,613	75,221,591	—	—	217,444,138	292,665,729
Sterling Capital Ultra Short Bond Fund	9,757	—	9,757	(11,205)	(1,251,023)	(678,627)	(1,931,098)
Sterling Capital Short Duration Bond Fund	148,713	—	148,713	(60,605)	(9,044,466)	(6,553,436)	(15,509,794)
Sterling Capital Intermediate U.S. Government Fund	125,912	—	125,912	(753)	(1,382,115)	(2,146,627)	(3,403,583)
Sterling Capital Total Return Bond Fund	2,608,827	—	2,608,827	(733,320)	(44,439,812)	(159,478,307)	(202,042,612)
Sterling Capital Long Duration Corporate Bond Fund	11,020	—	11,020	(298)	(577,921)	(8,282,196)	(8,849,395)
Sterling Capital Quality Income Fund	80,821	—	80,821	(80,738)	(2,656,156)	(8,805,010)	(11,461,083)
Sterling Capital North Carolina Intermediate Tax-Free Fund	224,552	—	224,552	(111,981)	(4,226,147)	(5,820,351)	(9,933,927)
Sterling Capital South Carolina Intermediate Tax-Free Fund	65,568	—	65,568	(37,100)	(483,794)	(1,924,248)	(2,379,574)
Sterling Capital Virginia Intermediate Tax-Free Fund	163,288	—	163,288	(100,120)	(1,266,182)	(3,031,377)	(4,234,391)
Sterling Capital West Virginia Intermediate Tax-Free Fund	194,204	—	194,204	(113,130)	(1,020,923)	(4,347,446)	(5,287,295)

*	The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales, straddle loss deferral, and the deferral of market discount and premium until time of sale and real estate investment trust adjustments.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2022

As of September 30, 2022, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$28,516,384	$2,268,432	$(2,977,520)	$(709,088)
Sterling Capital Mid Value Fund	41,616,861	10,730,227	(5,358,625)	5,371,602
Sterling Capital Behavioral Small Cap Value Equity Fund	36,339,627	4,357,365	(5,002,245)	(644,880)
Sterling Capital Special Opportunities Fund	341,651,720	184,707,483	(28,945,150)	155,762,333
Sterling Capital Equity Income Fund	1,500,067,087	602,523,805	(87,409,183)	515,114,622
Sterling Capital Behavioral International Equity Fund	109,844,442	1,208,300	(13,760,226)	(12,551,926)
Sterling Capital SMID Opportunities Fund	6,372,417	1,435,305	(579,152)	856,153
Sterling Capital Mid Cap Relative Value Fund	27,975,299	19,101,003	(1,880,571)	17,220,432
Sterling Capital Real Estate Fund	49,274,390	26,859,322	(2,105,667)	24,753,655
Sterling Capital Small Cap Value Fund	139,272,349	221,713,915	(4,269,777)	217,444,138
Sterling Capital Ultra Short Bond Fund	28,044,561	1,389	(680,016)	(678,627)
Sterling Capital Short Duration Bond Fund	111,540,212	68,241	(6,621,677)	(6,553,436)
Sterling Capital Intermediate U.S. Government Fund	19,306,650	—	(2,146,627)	(2,146,627)
Sterling Capital Total Return Bond Fund	1,230,765,089	853,873	(160,332,180)	(159,478,307)
Sterling Capital Long Duration Corporate Bond Fund	31,052,218	—	(8,282,196)	(8,282,196)
Sterling Capital Quality Income Fund	87,424,530	9,792	(8,814,802)	(8,805,010)
Sterling Capital North Carolina Intermediate Tax-Free Fund	156,288,639	13,704	(5,834,055)	(5,820,351)
Sterling Capital South Carolina Intermediate Tax-Free Fund	43,185,676	—	(1,924,248)	(1,924,248)
Sterling Capital Virginia Intermediate Tax-Free Fund	85,598,625	3,688	(3,035,065)	(3,031,377)
Sterling Capital West Virginia Intermediate Tax-Free Fund	90,637,469	90,019	(4,437,465)	(4,347,446)

11.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sterling Capital Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Sterling Capital Funds comprising Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Mid Cap Relative Value Fund (formerly, Sterling Capital Stratton Mid Cap Value Fund), Sterling Capital Real Estate Fund (formerly, Sterling Capital Stratton Real Estate Fund), Sterling Capital Small Cap Value Fund (formerly, Sterling Capital Stratton Small Cap Value Fund), Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporation Bond Fund (formerly, Sterling Capital Corporate Fund), Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Funds”) as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2018, were audited by other auditors whose report dated November 21, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 28, 2022

Sterling Capital Funds

September 30, 2022

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2022, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income	Foreign Taxes Paid	Foreign Source Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	100.00%	100.00%	$—	—	$—	$—
Sterling Capital Mid Value Fund	3,001,788	24.09%	24.08%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	9,770,223	100.00%	100.00%	—	—	—	—
Sterling Capital Special Opportunities Fund	77,664,798	100.00%	100.00%	—	—	—	—
Sterling Capital Equity Income Fund	41,216,260	88.10%	79.31%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	—	79.06%	—	—	—	711,532	8,164,220
Sterling Capital SMID Opportunities Fund	947,830	100.00%	100.00%	—	—	—	—
Sterling Capital Mid Cap Relative Value Fund	4,075,092	85.73%	92.41%	—	—	—	—
Sterling Capital Real Estate Fund	6,040,796	—	—	—	—	—	—
Sterling Capital Small Cap Value Fund	103,238,958	100.00%	100.00%	—	—	—	—
Sterling Capital Ultra Short Duration Bond Fund	—	—	—	—	0.83%	—	—
Sterling Capital Short Duration Bond Fund	—	—	—	—	6.20%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	4.59%	—	—
Sterling Capital Total Return Bond Fund	11,121,245	—	0.01%	—	6.05%	—	—
Sterling Capital Long Duration Corporate Bond Fund	573,447	0.95%	0.95%	—	0.17%	—	—
Sterling Capital Quality Income Fund	—	—	—	—	0.27%	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	—	—	—	95.22%	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	—	—	—	96.79%	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	87,833	—	—	—	82.93%	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	7,835	—	—	—	99.13%	—	—

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www. sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT reports, once filed, will be available without charge on the Commission’s website at www.sec.gov.

Sterling Capital Funds

September 30, 2022

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Avenue, Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES
Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	20	None
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	20	None
Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	20	None
James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	20	None
Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	20	None
Kimberly Storms Birthdate: 05/72	Trustee	Indefinite, 10/22 -Present	From 2004-2021, Senior Vice President and Director of Fund Administration SS&C ALPS; from 2012 to 2020, Principal Financial Officer of ALPS Series Trust (2012- 2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020) and Cambria ETF Trust (2020)	20	Trustee, Consortio Funds Trust (2022 Present)
David L. Wedding Birthdate: 08/58	Trustee	Indefinite, 10/22 -Present	Retired; from 2005 to 2020, Partner, Grant Thornton LLP	20	Board Member (2011-2020) and Chair of the Board (2012-2018), Grant Thornton LLP

Sterling Capital Funds

September 30, 2022

On October 12, 2022 a special meeting of the shareholder of the Sterling Capital Funds was held pursuant to the notice given to all shareholders of record as of close of business on August 23, 2022, to elect Trustees of each Fund, each to hold offce until their successors are duly elected and qualified. A quorum was established with greater than 50% of Trust outstanding share votes cast, in favor or, all Trustees.

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES
Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alexander W. McAlister* Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	From August 1981 to present, President, Sterling Capital Management LLC	20	Director, Sterling Capital Management LLC

*	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of the Funds as of September 30, 2022:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From August 2020 to present, Managing Director, Sterling Capital Management LLC; From March 2012 to August 2020, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors
Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From May 2021 to present, Executive Director, from June 2009 to May 2021, Director, Sterling Capital Management LLC and its predecessors
Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From May 2021 to present, Director, from August 2015 to May 2021 Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 06/18 — Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital; from September 2010 to June 2018, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.
John A. Bruggeman* Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 — 11/22	From January 2010 to November 2022, Vice President and Senior Director, Fund Accounting and Administration Department, The Bank of New York Mellon
Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

*	Effective November 9, 2022, Mr. Bruggeman no longer serves as Assistant Treasurer of the Funds.

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ board has designated Sterling Capital Management LLC (“Sterling Capital”) as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect their relative liquidity under current market conditions.

The Funds’ Board reviewed a written report from Sterling Capital on May 17, 2022 addressing the Program’s operation, adequacy, and effectiveness (the “Report”). From January 1, 2021 through December 31, 2021, the period covered by the Report, the Program supported each Fund’s ability to honor redemption requests timely and Sterling Capital’s management of each Fund’s liquidity risk profile, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders1, prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

•	Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in your account(s);

•	Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;

•	Online, your name and e-mail address if you provide them; and

•	Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

•	in connection with legal proceedings, such as responding to a subpoena;

•	to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and

•	to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

•	maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and

•	maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

[1]	For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

3 Canal Plaza

Suite 100

Portland, ME 04101

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

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STERLING
CAPITAL FUNDS

SC Funds
09/22
© 2022 Sterling Capital Funds

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $310,500 for 2022 and $302,500 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $82,000 for 2022 and $95,500 for 2021. Fees for both 2022 and 2021 relate to the preparation of the registrant’s federal income and excise tax returns and review of the registrant’s capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	11/23/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	11/23/22

By (Signature and Title)	/s/ Todd M. Miller
Todd M. Miller, Treasurer
(principal financial officer)

Date	11/23/22